UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Rule 14a-101)

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CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Central European Media Enterprises Ltd.
O’Hara House, 3 Bermudiana Road
Hamilton HM 08, Bermuda
January 10, 2020
Dear Shareholder:
You are cordially invited to a special general meeting of shareholders of Central European Media Enterprises Ltd. (“CME” or the “Company”) to be held on February 27, 2020, at Citco (Bermuda) Limited, O’Hara House, 3 Bermudiana Road, Hamilton HM 08, Bermuda, at 10:00 a.m. Bermuda time.
As announced on October 27, 2019, the Company entered into a merger agreement providing for a merger with TV Bermuda Ltd., a wholly owned subsidiary of TV Bidco B.V. and an affiliate of PPF Group N.V. At the special general meeting, you will be asked to vote on a proposal to approve the merger agreement, the related statutory merger agreement and the merger contemplated under such agreements (the “Merger Proposal”), and the other proposals in the proxy statement accompanying this letter.
If the merger is completed, each holder of shares of CME’s Class A Common Stock (other than the Company, TV Bidco B.V., TV Bermuda Ltd. or any of their direct or indirect wholly-owned subsidiaries) (each a “Class A Share”) will be entitled to receive $4.58 per share in cash, the holder of the share of CME’s Series A Convertible Preferred Stock will be entitled to receive $32.9 million in cash, and the holder of the shares of CME’s Series B Convertible Redeemable Preferred Stock will be entitled to receive $1,630.875 per share in cash, in each case, without interest thereon and less any applicable withholding taxes (except where a holder has properly exercised its appraisal rights).
The CME Board of Directors, after carefully considering, in consultation with CME’s management and financial and legal advisors, various factors (more fully described in the enclosed proxy statement) and upon the recommendation of a Special Committee comprised solely of independent and disinterested directors, has unanimously: (1) determined that the consideration for each Class A Share constitutes fair value in accordance with the Companies Act 1981 of Bermuda, as amended; (2) determined that the merger agreement, the statutory merger agreement and the transactions contemplated thereby, including the merger, on the terms and subject to the conditions set forth therein, are advisable to, and in the best interests of, CME and its shareholders; (3) approved the execution, delivery and performance of the merger agreement, the statutory merger agreement and the transactions contemplated thereby, including the merger; (4) resolved that the merger agreement and the statutory merger agreement be submitted to the shareholders of CME at the Special General Meeting for their adoption and approval; and (5) subject to the non-solicitation terms of the merger agreement, resolved to recommend that the shareholders of CME vote in favor of the adoption of the merger, the merger agreement and the statutory merger agreement.

The enclosed proxy statement, including the annexes and documents incorporated by reference, provides detailed information about the special general meeting, the merger agreement, the statutory merger agreement and the transactions contemplated by the merger agreement. The proxy statement also describes the actions and determinations of the Special Committee and the Board of Directors in connection with their evaluation of the merger agreement and the transactions contemplated therein. You should carefully read and consider the entire proxy statement and its annexes along with all of the documents incorporated by reference as they contain important information about the merger and how it affects you.
The Board of Directors, taking into consideration, among other things, the recommendation of the Special Committee, unanimously recommends that you vote “FOR” each of the proposals described in the enclosed proxy statement, including the Merger Proposal.
To ensure your shares are voted, please complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope (if you are a registered holder). If you hold your shares through a bank, broker or other nominee, you should vote your shares according to the voting instructions from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote your shares on any of the proposals described in the enclosed proxy statement, including the Merger Proposal, without your instructions. If you decide to attend the Special General Meeting and vote in person by ballot, please review the information in the proxy statement regarding how to revoke any proxy previously submitted. If you would like additional copies of the proxy materials or need help voting your shares, please contact Georgeson LLC, our proxy solicitor, by calling +1 (866) 296-5716 or sending an email to centraleuropeanmedia@georgeson.com.
On behalf of the Board of Directors, we thank you for your support and appreciate your consideration of this matter.
Sincerely,
John K. Billock
Chairman of the Board of Directors
Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the merger, passed upon the merits of the merger agreement, the statutory merger agreement or the merger or determined if the accompanying proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.

The enclosed proxy statement is dated January 10, 2020, and, together with the enclosed form of proxy card, is first being mailed to the shareholders of CME on or about January 17, 2020.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS
Notice is hereby given that a special general meeting of shareholders (including any postponement or adjournment thereof where applicable, the “Special General Meeting”) of Central European Media Enterprises Ltd., a Bermuda exempted company limited by shares (“CME”), will be held at Citco (Bermuda) Limited, O’Hara House, 3 Bermudiana Road, Hamilton HM 08, Bermuda on February 27, 2020, at 10:00 a.m. Bermuda time, for the following purposes:
1.    To vote on the proposal to approve the Agreement and Plan of Merger, dated as of October 27, 2019 (the “Merger Agreement”), by and among CME, TV Bidco B.V. (“Parent”), and TV Bermuda Ltd. (“Merger Sub”), the statutory merger agreement (the “Statutory Merger Agreement”) required in accordance with Section 105 of the Companies Act 1981 of Bermuda, as amended (the “Companies Act”), and the merger of Merger Sub with and into CME, with CME continuing as the surviving company of such merger and a wholly-owned subsidiary of Parent (the “Merger”), pursuant to the terms of the Merger Agreement and the Statutory Merger Agreement (collectively, the “Merger Proposal”);
2.    To vote on the proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to CME’s named executive officers in connection with the Merger, as described in this proxy statement (the “Compensation Advisory Proposal”); and
3.    To vote on the proposal to approve an adjournment of the Special General Meeting, if necessary or appropriate, to a later date or dates, to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special General Meeting (the “Adjournment Proposal”).
Only shareholders of record at the close of business on December 27, 2019 are entitled to notice of the Special General Meeting and to vote at the Special General Meeting or any postponement or adjournment thereof.
Your vote is very important, regardless of the number of shares you own. CME recommends that shareholders vote their shares by proxy. Procedures for voting shares by proxy vary depending on whether you are a registered shareholder (meaning your name appears as a shareholder in CME’s register of shareholders) or a beneficial owner who holds shares through a broker, bank or other nominee. Registered shareholders may vote their shares by proxy by completing and returning the proxy card accompanying this proxy statement. Beneficial owners should follow the instructions of their broker, bank or other nominee to vote their shares by proxy. The shares represented by proxies will be voted at the Special General Meeting in accordance with the directions given therein. If you are a registered shareholder and return a proxy card signed but without instructions for voting, the shares will be voted on the proposals as recommended by the CME Board of Directors (the “Board of Directors”). If you are a beneficial owner and do not provide your bank, broker or other nominee with instructions for voting, your bank, broker or other nominee cannot vote your shares on any of the proposals described in this proxy statement, including the Merger Proposal. For shareholders who wish to vote their shares in person at the Special General Meeting, procedures for voting at the Special General Meeting differ depending on whether you are a registered shareholder or beneficial owner. Please carefully review the section captioned “Questions and Answers—May I attend the Special General Meeting in person?” in this proxy statement for additional information.

The Board of Directors, taking into consideration, among other things, the recommendation of a special committee comprised solely of independent and disinterested directors (the “Special Committee”), unanimously recommends that you vote: (1) “FOR” the Merger Proposal; (2) “FOR” the Compensation Advisory Proposal; and (3) “FOR” the Adjournment Proposal.
For the purposes of Section 106(2)(b)(i) of the Companies Act, the Board of Directors unanimously determined that $4.58, without interest thereon, is fair value for each share of CME’s Class A Common Stock, par value $0.08 per share (each, a “Class A Share”). The terms of the respective Certificates of Designation of the Series A Convertible Preferred Stock, par value $0.08 per share (the “Series A Preferred Share”), and the Series B Convertible Redeemable Preferred Stock, par value $0.08 per share (the “Series B Preferred Shares,” and, together with the Series A Preferred Share, the “Preferred Shares”) provide that such shares in a merger would be treated as if converted into Class A Shares and receive the consideration due to the holders of Class A Shares, which the Board of Directors determined to be fair value. The holder of the Series A Preferred Share and the Series B Preferred Shares has agreed to accept the consideration for such Preferred Shares set out in the Merger Agreement in lieu of consideration calculated on the basis of the number of Class A Shares underlying such Preferred Shares, and has agreed not to convert any such Preferred Shares into Class A Shares until the earlier of the effective time of the Merger and the termination of the Merger Agreement in accordance with its terms. CME shareholders who are not satisfied that they have been offered fair value for their shares and whose shares are not voted in favor of the Merger Proposal may exercise their appraisal rights under the Companies Act to have the fair value of their shares appraised by the Supreme Court of Bermuda (the “Bermuda Court”). CME shareholders intending to exercise appraisal rights must file their application for appraisal of the fair value of their shares with the Bermuda Court within one month of the giving of this notice convening the Special General Meeting and otherwise fully comply with the requirements for seeking appraisal under the Companies Act.
THE PROMPT RETURN OF YOUR PROXY CARD WILL ENSURE THAT YOUR SHARES WILL BE VOTED. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. A PREPAID REPLY ENVELOPE IS ENCLOSED FOR CONVENIENCE. IF YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU SHOULD VOTE YOUR SHARES ACCORDING TO THE VOTING INSTRUCTIONS FROM YOUR BANK, BROKER OR OTHER NOMINEE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SUBMITTED.
The proxy statement of which this notice forms a part provides a detailed description of the Merger, the Merger Agreement and the Statutory Merger Agreement, the Compensation Advisory Proposal and the Adjournment Proposal, and provides specific information concerning the Special General Meeting. We urge you to read the proxy statement, including any documents incorporated therein by reference, and its annexes carefully and in their entirety. If you would like additional copies of the proxy materials or need help voting your shares, please contact CME’s proxy solicitor, Georgeson LLC, by calling +1 (866) 296-5716 or sending an email to centraleuropeanmedia@georgeson.com.

By order of the Board of Directors,
Daniel Penn
Secretary
Dated: January 10, 2020

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
PROXY STATEMENT FOR SPECIAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 27, 2020
This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board of Directors”) of CENTRAL EUROPEAN MEDIA ENTERPRISES LTD. of proxies to be voted at a special general meeting of shareholders (including any postponement or adjournment thereof where applicable, the “Special General Meeting”) to be held at Citco (Bermuda) Limited, O’Hara House, 3 Bermudiana Road, Hamilton HM 08, Bermuda on February 27, 2020, at 10:00 a.m. Bermuda time. Except as otherwise specifically noted in this proxy statement, “CME,” the “Company,” “we,” “our,” “us” and similar words refer to Central European Media Enterprises Ltd.
As used in this proxy statement, the following defined terms have the respective meanings set forth below:

•	“AT&T” means AT&T Inc.

•	“Class A Shares” means shares of CME’s Class A Common Stock, par value $0.08 per share.

•	“Companies Act” means the Companies Act 1981 of Bermuda, as amended.

•
“Merger” means the merger of Merger Sub with and into CME, with CME continuing as the surviving company of such merger and a wholly-owned subsidiary of Parent, pursuant to the terms of the Merger Agreement and the Statutory Merger Agreement.

•	“Merger Agreement” means the Agreement and Plan of Merger, dated as of October 27, 2019, by and among CME, Parent and Merger Sub.

•	“Merger Sub” means TV Bermuda Ltd., a Bermuda exempted company limited by shares and a wholly-owned subsidiary of Parent.

•	“Parent” means TV Bidco B.V., a Netherlands private limited liability company.

•	“PPF” means PPF Group N.V.

•	“Preferred Shares” means the Series A Preferred Share and Series B Preferred Shares, collectively.

•	“Record Date” means December 27, 2019.

•	“Series A Preferred Share” means the share of CME’s Series A Convertible Preferred Stock, par value $0.08 per share.

•	“Series B Preferred Shares” means shares of CME’s Series B Convertible Redeemable Preferred Stock, par value $0.08 per share.

•	“Special Committee” means a special committee of the Board of Directors comprised solely of independent and disinterested directors.

•	“Statutory Merger Agreement” means the statutory merger agreement required in accordance with Section 105 of the Companies Act.

•	“TWBV” means Time Warner Media Holdings B.V., a Netherlands private limited liability company.

•	“Voting Agreement” means the Voting Agreement, dated as of October 27, 2019, by and among Parent, CME and the Warner Parties.

•	“Voting Shares” means the Class A Shares, Series A Preferred Share and Series B Preferred Shares, collectively.

•	“Warner Media” means Warner Media, LLC (f/k/a Time Warner Inc.), a Delaware limited liability company.

•	“Warner Parties” means Warner Media and TWBV (each an affiliate of AT&T), collectively.
Unless indicated otherwise, any other capitalized term used but not otherwise defined herein has the meaning assigned to such term in the Merger Agreement.
A copy of the Merger Agreement is attached as Annex A-1 to this proxy statement, a copy of the Statutory Merger Agreement is attached as Annex A-2 to this proxy statement, and a copy of the Voting Agreement is attached as Annex A-3 to this proxy statement. A copy of a written opinion of Allen & Company LLC (“Allen & Company”), dated October 27, 2019, to the Special Committee and the Board of Directors, as further described in the section below entitled “The Merger—Fairness Opinion of Allen & Company,” is attached as Annex B to this proxy statement.
This proxy statement, the notice of the Special General Meeting, and the proxy card (collectively, the “proxy materials”) are first being sent on or about January 17, 2020 to shareholders of record entitled to vote at the Special General Meeting at the close of business on the Record Date. You should carefully read this entire proxy statement and its annexes along with all of the documents incorporated by reference into this proxy statement, as they include important information about the Merger and how it affects you. If you would like additional copies of the proxy materials or need help voting your shares, please contact CME’s proxy solicitor:
Georgeson LLC
1290 Avenue of the Americas, 9th Floor
New York, New York 10104
Toll free number: +1 (866) 296-5716
Email: centraleuropeanmedia@georgeson.com
Important Notice Regarding the Availability of Proxy Materials for
the Special General Meeting to be held on February 27, 2020

The proxy materials are available in the “SEC and PSE Filings” section of CME’s website at https://www.cetv-net.com/investors.

QUESTIONS AND ANSWERS
The following questions and answers address some commonly asked questions regarding the Merger, the Merger Agreement and the Special General Meeting. These questions and answers may not address all questions that are important to you. You should carefully read and consider the more detailed information contained elsewhere in this proxy statement and its annexes along with all of the documents incorporated by reference into this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. To obtain information incorporated by reference into this proxy statement, please see the section entitled “Where You Can Find More Information.”

Q:	Why am I receiving these materials?

A:
The Company, Parent and Merger Sub have entered into the Merger Agreement, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent. In order to consummate the Merger, the Company’s shareholders must approve the Merger Proposal. The Company will hold the Special General Meeting to obtain approval of the Merger Proposal and to consider certain other related matters which are not prerequisites to the consummation of the Merger. The Board of Directors is furnishing this proxy statement and proxy card to the shareholders in connection with the solicitation of proxies to be voted at the Special General Meeting.

Q:	When and where is the Special General Meeting?

A:	The Special General Meeting will take place on February 27, 2020, at Citco (Bermuda) Limited, O’Hara House, 3 Bermudiana Road, Hamilton HM 08, Bermuda, at 10:00 a.m. Bermuda time.

Q:	What am I being asked to vote on at the Special General Meeting?

A:	You are being asked to vote on the following proposals:

•	to approve the Merger Agreement, the Statutory Merger Agreement and the Merger (collectively, the “Merger Proposal”);

•
to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger (the “Compensation Advisory Proposal”); and

•
to approve an adjournment of the Special General Meeting, if necessary or appropriate, to a later date or dates, to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special General Meeting (the “Adjournment Proposal”).

Q:	Who is entitled to vote at the Special General Meeting?

A:
Only shareholders of record at the close of business on the Record Date are entitled to notice of the Special General Meeting and to vote at the Special General Meeting or any postponement or adjournment thereof as set out in this proxy statement.

At the close of business on the Record Date, there were issued and outstanding 253,607,026 Class A Shares, one Series A Preferred Share, and 200,000 Series B Preferred Shares. There were no shares of Class B Common Stock, par value $0.08 per share, outstanding. The shareholder of record of the Series A Preferred Share is entitled to one vote for each of the 11,211,449 Class A Shares underlying such Series A Preferred Share. The shareholder of record of the Series B Preferred Shares is entitled to one vote for each of the 111,136,877 Class A Shares underlying such Series B Preferred Shares.
Shareholders of record of Class A Shares and of the Series A Preferred Share are entitled to vote on all proposals presented to shareholders at the Special General Meeting. The shareholder of record of the Series B Preferred Shares is entitled to vote on the Merger Proposal at the Special General Meeting but is not entitled to vote on any other proposals presented to shareholders at the Special General Meeting. Shareholders of record of the Voting Shares will vote together as a single class on the Merger Proposal. Shareholders of record of Class A Shares and the Series A Preferred Share will vote together as a single class on all other proposals presented at the Special General Meeting.

Q:	May I attend the Special General Meeting in person?

A:
Only shareholders of record as of the close of business on the Record Date or their proxy holders (or in the case of corporate shareholders, their authorized representatives) are entitled to attend the Special General Meeting. Regardless of the foregoing, the Chairman of the Special General Meeting has complete authority to determine who is permitted to attend the Special General Meeting, including granting admission to individuals other than shareholders of record. Registered shareholders (or their proxy holders or authorized representatives, as the case may be) who wish to gain admission to the Special General Meeting must present a valid form of photo identification, such as a passport, driver’s license or other government-issued photo identification. Beneficial owners must provide evidence of ownership to be admitted to the Special General Meeting. Such evidence can include a letter or voting instruction received from a bank, broker or other nominee, or a bank or brokerage account statement reflecting ownership at the close of business on the Record Date.

Even if you plan to attend the Special General Meeting in person, you are encouraged to complete, sign, date and return the enclosed proxy card to ensure that your shares will be represented and voted at the Special General Meeting.
Please note that cameras, sound or video equipment, cellular telephones, smartphones or similar equipment or other electronic devices will not be permitted at the Special General Meeting. To obtain directions to the Special General Meeting, please contact the Corporate Secretary, Central European Media Enterprises Ltd., in care of Citco (Bermuda) Limited, O’Hara House, 3 Bermudiana Road, Hamilton HM 08, Bermuda.

Q:	What will I receive if the Merger is completed?

A:
Upon completion of the Merger, each holder of Class A Shares will be entitled to receive $4.58 in cash (the “Common Share Consideration”) for each Class A Share owned, the holder of the Series A Preferred Share will be entitled to receive $32.9 million in cash (the “Series A Preferred Share Consideration”), and the holder of the Series B Preferred Shares will be entitled to receive $1,630.875 in cash (the “Series B Preferred Share Consideration,” and, together with the Common Share Consideration and the Series A Preferred Share Consideration, the “Merger Consideration”) for each Series B Preferred Share owned, in each case, without interest thereon and less any applicable withholding taxes, unless you have properly exercised and not withdrawn your appraisal rights under the Companies Act.

Q:	What vote is required to approve the Merger Proposal?

A:	A vote of at least 75% of the votes cast in person or by proxy by holders of Voting Shares, voting together as a single class, is required to approve the Merger Proposal, provided a quorum is present.

Q:	Why are the Company’s shareholders being asked to cast an advisory (non-binding) vote to approve the Compensation Advisory Proposal?

A:
The U.S. Securities and Exchange Commission (the “SEC”) adopted rules that require CME to seek an advisory (non-binding) vote with respect to certain payments that will or may be made to CME’s named executive officers in connection with the Merger. The Compensation Advisory Proposal satisfies this requirement. See the section of this proxy statement captioned “The Merger—Interests of CME’s Directors and Executive Officers—Payments Upon Termination At or Following Change in Control” for more details on such payments.

Q:	What vote is required to approve the Compensation Advisory Proposal?

A:
A simple majority of the votes cast in person or by proxy by the holders of Class A Shares and the holder of the Series A Preferred Share, voting together as a single class, provided there is a quorum, is required to approve the Compensation Advisory Proposal. The holder of the Series B Preferred Shares is not entitled to vote the Series B Preferred Shares on the Compensation Advisory Proposal.

Q:	What happens if the Merger is not completed?

A:
If the Merger Proposal is not approved by shareholders or if the Merger is not completed for any other reason, shareholders will not receive any payment for their shares. Instead, CME will remain a public company, its shares will continue to be listed and traded on the Nasdaq Global Select Market (“Nasdaq”) and the Prague Stock Exchange, and it will continue to be registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and CME will continue to file periodic reports with the SEC.

Under specified circumstances, CME will be required to pay Parent a termination fee of $50 million upon termination of the Merger Agreement (the “Company Termination Fee”). Under certain other specified circumstances, Parent will be required to pay CME a termination fee of $50 million upon termination of the Merger Agreement (the “Parent Termination Fee”). See the section of this proxy statement captioned “The Merger Agreement—Termination Fees.”

Q:	What do I need to do now?

A:
You should carefully read and consider this entire proxy statement and its annexes along with all of the documents incorporated by reference into this proxy statement as they contain important information about, among other things, the Merger and how it affects you. Unless you wish to seek appraisal, to ensure your shares are voted, you should complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope if you are a registered shareholder, or you should vote your shares according to the voting instruction from your bank, broker or other nominee if you hold your shares in “street name”.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner holding shares in “street name”?

A:
If your shares are registered directly in your name in CME’s register of shareholders, you are considered, with respect to those shares, to be the “shareholder of record.” In this case, this proxy statement and proxy card have been mailed directly to you.

If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, for purposes of those shares, to be the shareholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. If you are not the shareholder of record, you may not vote your shares in person at the Special General Meeting unless you obtain a “legal proxy” from your bank, broker or other nominee and present it to the Chairman of the Special General Meeting.

Q:	How may I vote?

A:
CME recommends that shareholders vote their shares by proxy. Procedures for voting shares by proxy vary depending on whether you are a registered shareholder (meaning your name appears as a shareholder in CME’s register of shareholders) or a beneficial owner who holds shares through a broker, bank or other nominee. Registered shareholders may vote their shares by proxy by completing and returning the proxy card accompanying this proxy statement. Beneficial owners should follow the instructions of their broker, bank or other nominee to vote their shares by proxy. The shares represented by proxies will be voted at the Special General Meeting in accordance with the directions given therein. If you are a registered shareholder and return a proxy card signed but without instructions for voting, the shares will be voted on the proposals as recommended by the Board of Directors. If you are a beneficial owner and do not provide your bank, broker or other nominee with instructions for voting, your broker, bank or other nominee cannot vote your shares on any of the proposals. This will result in a “broker non-vote” on the proposals (unless you have obtained a “legal proxy” from your bank, broker or other nominee to attend and vote at the Special General Meeting in person). The impact of “broker non-votes” is explained in further detail under the sections of this proxy statement captioned “The Special General Meeting—Record Date; Shares Entitled to Vote; Quorum; Abstentions and Broker Non-Votes” and “The Special General Meeting—Vote Required” below.

Only registered shareholders or persons holding a proxy executed by a registered shareholder may vote their shares in person at the Special General Meeting. If you are a beneficial owner, you may not vote your shares in person at the Special General Meeting unless you obtain a “legal proxy” from your bank, broker or other nominee and present it to the Chairman of the Special General Meeting. CME recommends beneficial owners who wish to vote their shares in person contact their bank, broker or other nominee to ascertain the registered nominee holder of their shares that is named on CME’s register of shareholders. Shareholders may obtain a copy of CME’s register of shareholders by contacting CME’s registrar in Bermuda, Citco (Bermuda) Limited, at O'Hara House, 3 Bermudiana Road, Hamilton HM 08, Bermuda. Even if you plan to attend the Special General Meeting in person, you are strongly encouraged to vote your shares by proxy to ensure your shares are voted.

Q:	If my broker holds my shares in “street name,” will my broker vote my shares for me?

A:
No. Your bank, broker or other nominee is permitted to vote your shares on any proposal scheduled to be considered at the Special General Meeting only if you instruct your bank, broker or other nominee how to vote. You should follow the voting instructions from your bank, broker or other nominee to vote your shares. If you do not provide such voting instructions, your shares will not be voted on such proposals.

Q:	May I change my vote after I have mailed my signed and dated proxy card?

A:
Yes. Shareholders may change their vote at any time before the vote is taken at the Special General Meeting by revoking their proxies. Registered shareholders may revoke their proxies by notice in writing to the Company Secretary, by voting or otherwise revoking in person at the Special General Meeting or by presenting a later-dated proxy. Beneficial owners must follow the instructions of their broker, bank or other nominee to revoke their voting instructions. Please note that attending the Special General Meeting in person will not revoke a prior executed proxy without following the procedures set forth above.

Q:	What is a proxy?

A:
A proxy is your legal designation of another person to vote your shares. The written document describing the matters to be considered and voted on at the Special General Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares is called a “proxy card.” The proxy card for the Special General Meeting is enclosed with this proxy statement.

Q:	If a shareholder gives a proxy, how are the shares voted?

A:
When completing the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special General Meeting. The individuals named on the enclosed proxy card will vote your shares in the way that you indicate.

If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted on the proposals as recommended by the Board of Directors.

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials if, for example, you hold your shares in more than one brokerage account, if you hold shares in a brokerage account and also as a registered holder, or if you are a registered holder with shares registered in more than one name. Please sign, date and return each proxy card and voting instruction card that you receive to ensure all of your shares are voted.

Q:	Should I surrender my book-entry shares now?

A:	No. After the Merger is completed, a payment agent will send each holder of record a check at such holder’s registered address in payment for the shares represented by such holder’s book-entry shares.

Q:	What happens if I sell or otherwise transfer my shares after the Record Date but before the Special General Meeting?

A:
The Record Date for the Special General Meeting is earlier than the date of the Special General Meeting and the date the Merger is expected to be completed. If you sell or transfer your shares after the Record Date but before the Special General Meeting, you will retain your right to vote those shares at the Special General Meeting but you will no longer have the right to receive any Merger Consideration in the event the Merger is completed (unless you have made special arrangements in connection with such transfer). Even if you sell or otherwise transfer your shares after the Record Date, you are encouraged to complete sign, date and return the enclosed proxy card in the accompanying prepaid reply envelope if you are a registered shareholder, or vote your shares according to the voting instructions from your bank, broker or other nominee if you hold your shares in “street name.”

Q:	Where can I find the voting results of the Special General Meeting?

A:
The Company will publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the Special General Meeting. All reports that the Company files with the SEC are publicly available when filed. For more information, please see the section of this proxy statement captioned “Where You Can Find More Information.”

Q:	Will I be subject to U.S. federal income tax upon the exchange of CME common stock for cash pursuant to the Merger?

A:
The exchange of CME’s Class A Shares for cash in the Merger will be a taxable transaction to U.S. Holders (as defined under the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger”) for U.S. federal income tax purposes. A U.S. Holder generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the aggregate amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the Class A Shares surrendered in the Merger by such shareholder. Backup withholding may apply with respect to the cash payments made pursuant to the Merger if the U.S. Holder fails to comply with certification procedures under the backup withholding rules. The exchange of CME’s Class A Shares for cash in the Merger will generally not be a taxable transaction to Non-U.S. Holders (as defined under the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger”) unless such Non-U.S. Holder has certain connections to the United States. CME recommends that you consult your own tax advisor concerning the U.S. federal income tax consequences of the Merger in light of your particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction. A more complete description of the U.S. federal income tax consequences of the Merger is provided under the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger.”

Q:	When do you expect the Merger to be completed?

A:
The parties to the Merger Agreement are working toward completing the Merger and currently expect to complete the Merger around the middle of 2020. However, the exact timing of completion of the Merger cannot be predicted because the Merger is subject to closing conditions, some of which are outside of CME’s control.

SUMMARY
The following summary highlights selected information in this proxy statement and may not contain all of the information that may be important to you as a CME shareholder. Accordingly, you are encouraged to read carefully the entire proxy statement, including its annexes and the documents referred to in this proxy statement. To obtain information incorporated by reference into this proxy statement, please see the section entitled “Where You Can Find More Information.”
Parties Involved in the Merger (page 22)
Central European Media Enterprises Ltd.
CME is a media and entertainment company operating leading businesses in five Central and Eastern European markets with an aggregate population of approximately 45 million people. CME’s operations broadcast 30 television channels in Bulgaria (bTV, bTV Cinema, bTV Comedy, bTV Action, bTV Lady and Ring), the Czech Republic (Nova, Nova 2, Nova Cinema, Nova Sport 1, Nova Sport 2, Nova International, Nova Action and Nova Gold), Romania (PRO TV, PRO 2, PRO X, PRO GOLD, PRO CINEMA, PRO TV International and PRO TV Chisinau), the Slovak Republic (TV Markíza, Markíza International, Doma and Dajto) and Slovenia (POP TV, Kanal A, Brio, Oto and Kino). CME is traded on Nasdaq and the Prague Stock Exchange under the ticker symbol “CETV”.

Parent - TV Bidco B.V.
Parent was incorporated on October 16, 2019, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement and the Statutory Merger Agreement, and has not engaged in any business activities other than activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement and the Statutory Merger Agreement. Upon completion of the Merger, CME will be a wholly-owned subsidiary of Parent.

Merger Sub - TV Bermuda Ltd.
Merger Sub is a wholly-owned direct subsidiary of Parent and was incorporated on October 2, 2019, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement and the Statutory Merger Agreement, and has not engaged in any business activities other than activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement and the Statutory Merger Agreement. Upon completion of the Merger, Merger Sub will merge with and into CME, and Merger Sub will cease to exist.
Parent and Merger Sub are each affiliated with PPF, headquartered in Amsterdam, the Netherlands. PPF invests in multiple market segments such as financial services, telecommunications, biotechnology, real estate and mechanical engineering. The reach of PPF spans from Europe to North America and across Asia. PPF owns assets exceeding €45 billion (as of December 2018).
The Merger (page 22)
The Merger Agreement provides that, on the terms and subject to the conditions of the Merger Agreement and the Statutory Merger Agreement, and in accordance with the Companies Act, Merger Sub will merge with and into the Company, with the Company continuing as the surviving company of such merger and a wholly-owned subsidiary of Parent (the “Surviving Company”). The Merger will be effective upon the issuance of a Certificate of Merger by the Bermuda Registrar of Companies or, if later, at the time and date shown on the Certificate of Merger (the “Effective Time”).

Merger Consideration
Capital Stock (page 73)
Under the Merger Agreement, at the Effective Time, without any action required by the Company, Parent, Merger Sub or any shareholder of the Company or any other person, each Class A Share issued and outstanding immediately prior to the Effective Time will be canceled and cease to exist automatically and each such Class A Share (other than shares owned by the Company, Parent, Merger Sub or any of their respective direct or indirect wholly-owned subsidiaries, in each case not held on behalf of third parties) will be converted into the right to receive the Common Share Consideration.
Under the Merger Agreement, at the Effective Time, without any action required by the Company, Parent, Merger Sub or any shareholder of the Company or any other person, the Series A Preferred Share issued and outstanding immediately prior to the Effective Time will be canceled and cease to exist automatically and will be converted into the right to receive the Series A Preferred Share Consideration and each Series B Preferred Share issued and outstanding immediately prior to the Effective Time will be canceled and cease to exist automatically and will be converted into the right to receive the Series B Preferred Share Consideration; provided that, among other things, any conversion of the Series A Preferred Share or any Series B Preferred Shares into Class A Shares on or after October 27, 2019 will be deemed to be null and void.
Treatment of Company Options and Company RSUs (page 51)
Immediately prior to the Effective Time, each outstanding unvested stock option to purchase Class A Shares (“Company Options”) will become immediately vested and be exercisable in full. At the Effective Time, each Company Option that remains outstanding and unexercised will be automatically canceled, and the holder thereof will be entitled to receive a cash payment in an amount equal to the product of (i) the total number of Class A Shares underlying such unexercised Company Option immediately prior to the Effective Time and (ii) the excess, if any, of the Common Share Consideration over the exercise price per Class A Share subject to each such Company Option.
Immediately prior to the Effective Time, all restrictions on restricted stock units and performance-based restricted stock units (collectively, “Company RSUs”) will lapse. Each Company RSU outstanding immediately prior to the Effective Time will become immediately vested and will be canceled in exchange for the right of the holder of such Company RSU to receive the Common Share Consideration with respect to each Class A Share underlying such Company RSU. With respect to any Company RSU that has performance-based vesting conditions, the number of Class A Shares subject to such Company RSU when such Company RSU vests and performance restrictions thereon lapse in accordance with the foregoing will be determined in accordance with the corresponding award agreement.
The Merger Agreement (page 72)
Regulatory Approvals Required for the Merger (pages 68 and 88)
Under the EU Merger Regulation, the Merger cannot be consummated until after the European Commission has issued its clearance decision. Communications laws and regulations of certain of the countries in which CME and its subsidiaries operate require that the applicable regulator in each such jurisdiction approve or be notified of the acquisition of control of a broadcasting license-holding company. For a more complete description of the regulatory approvals, see the section of this proxy statement captioned “Regulatory Approvals Required for the Merger.”

Closing Conditions (page 93)
The respective obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction or, to the extent permitted by applicable law, waiver by the applicable parties, of certain conditions, as applicable, including the following:

•
approval of the Merger, the Merger Agreement and the Statutory Merger Agreement by 75% of the votes cast by the holders of Voting Shares, voting together as a single class, that are present in person or represented by proxy at the Special General Meeting, at which a quorum of shareholders holding a majority of the votes represented by the Voting Shares has been formed;

•	the absence of any statute, rule or regulation, or any order or injunction, that prohibits or makes illegal the consummation of the Merger or the transactions contemplated by the Merger Agreement;

•
the filing, occurrence or obtaining of certain required regulatory approvals, and such approvals being in full force and effect without the imposition of a Burdensome Condition (as defined in the section of this proxy statement captioned “The Merger—Regulatory Approvals Required for the Merger”);

•
the accuracy of the respective representations and warranties of the Company, Parent, and Merger Sub in the Merger Agreement, subject to certain materiality qualifiers and exceptions, as of October 27, 2019 and as of the closing date of the Merger;

•	compliance by the Company, Parent and Merger Sub in all material respects with their respective obligations under the Merger Agreement at or prior to the Effective Time; and

•
no change, effect, occurrence, development, circumstance, condition, state of facts or event having occurred since October 27, 2019, that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect (as defined in the section of this proxy statement captioned “The Merger Agreement-Representatives and Warranties”).

No Solicitation (page 83)
The Company has agreed in the Merger Agreement that it and its subsidiaries and representatives may not, directly or indirectly, among other things, solicit, knowingly encourage, knowingly facilitate, enter into, or participate in any discussions or any negotiations regarding any Competing Proposal (as defined under the section of this proxy statement captioned “The Merger Agreement—No Solicitation”) or the announcement of a Competing Proposal;
If the Company receives an unsolicited, bona fide written Competing Proposal from any third party (that did not result from a breach of the non-solicitation provisions of the Merger Agreement, summarized above) before obtaining the Requisite Shareholder Approval (as defined in the section of this proxy statement captioned “The Special General Meeting-Vote Required”), the Company may contact the party making such proposal to clarify the terms and conditions thereof; and if the Board of Directors determines in good faith, after consultation with the Company’s outside legal counsel and financial advisors and upon the recommendation thereof by the Special Committee, that such Competing Proposal would reasonably be expected to constitute a Superior Proposal (as defined under the section of this proxy statement captioned “The Merger Agreement—No Solicitation”), the Company may, subject to the terms and conditions provided in the Merger Agreement, engage in discussions or negotiations with such person with respect to such Competing Proposal.

Termination of the Merger Agreement and Termination Fees (pages 94 and 96)
In addition to the circumstances described above, Parent and the Company have certain rights to terminate the Merger Agreement under customary circumstances, including by mutual agreement or as a result of the imposition of laws or non-appealable court orders that make the Merger illegal or otherwise prohibit the Merger, certain uncured breaches of the Merger Agreement by the other party, the Merger having not been consummated by 11:59 p.m. Bermuda time on October 27, 2020, subject to possible extension by the Company or Parent to January 27, 2021 under certain circumstances (the “Outside Date”), and the Company’s shareholders failing to approve the Merger Proposal at the Special General Meeting (or any adjournment or postponement thereof). Under certain circumstances, the Company or Parent may be required to pay to the other a termination fee equal to $50 million, in each case, pursuant to the terms and conditions of the Merger Agreement. Please see the section of this proxy statement captioned “The Merger Agreement—Termination Fees” for more information.
Financing of the Merger; Repayment of Company Indebtedness (pages 59 and 91)
The Merger is not subject to a financing condition. In connection with the transactions contemplated by the Merger Agreement and the Statutory Merger Agreement, PPF has provided Parent with an equity commitment of up to $1.099 billion pursuant to an equity commitment letter (the “Equity Commitment Letter”) and Parent has entered into a €1.1 billion term loan facility and a €50 million revolving credit facility agreement with BNP Paribas Fortis SA/NV, Crédit Agricole Corporate and Investment Bank, Credit Suisse AG, HSBC France, Komerční Banka, A.S., Société Générale, UniCredit Bank Czech Republic and Slovakia, A.S. and Unicredit S.P.A. (together with certain other banks and financial institutions following completion of primary syndication, the “Lenders” and such agreement, together with all schedules and ancillary documents thereto, collectively, the “Debt Financing Documents”), the proceeds of which will be applied to fund the Merger Consideration and the fees and expenses required to be paid at the closing of the Merger by Parent and Merger Sub, as contemplated by, and subject to the terms and conditions of, the Merger Agreement. For more information, please see “The Merger—Financing of the Merger” below.
Parent has agreed that it will take all actions reasonably necessary to cause, on the date of closing of the Merger, the repayment and satisfaction in full of the indebtedness and other obligations of the Company and its subsidiaries pursuant to certain specified debt financing arrangements (the “Company Indebtedness”). The Company has agreed that it will arrange for customary payoff letters, lien releases and other instruments of discharge to be executed and delivered in form and substance reasonably acceptable to Parent and take all other actions necessary to facilitate the payoff of the Company Indebtedness, the termination of the shareholder guarantees and the termination and release of all liens securing the Company Indebtedness and such shareholder guarantees. For more information, please see “The Merger Agreement—Financing—Repayment of Company Indebtedness; Shareholder Guarantees” below.
The Voting Agreement (page 62)
The Warner Parties, who as of the Record Date collectively hold 75.7% of the aggregate voting power of the Company’s total issued and outstanding Voting Shares (the “Warner Shares”), have entered into a Voting Agreement with CME and Parent pursuant to which the Warner Parties have committed to appear (in person or by proxy) and to vote (or cause to be voted) the Warner Shares in favor of the Merger Proposal and the Compensation Advisory Proposal, and take certain other actions in furtherance of the transactions contemplated by the Merger Agreement and the Statutory Merger Agreement, including the Merger. The Voting Agreement will automatically terminate upon the earlier to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms and (iii) the mutual written consent of the parties thereto. Additionally, the Warner Parties may terminate the Voting Agreement at any time following (a) a Change of Recommendation, (b) January 27, 2021, or (c) the enactment of an amendment, waiver or other modification to the Merger Agreement materially adverse to the Warner Parties’ interest in the Company, or the enactment of any amendment, waiver or other modification to the obligations of Parent and the Company relating to the repayment and satisfaction in full of the Company Indebtedness and the release and discharge of all related liens and shareholder guarantees pursuant to the terms of the Merger Agreement. Certain covenants contained in the Voting Agreement will survive termination of the Voting Agreement in accordance with its terms. For more information, please see “The Merger-The Voting Agreement” below.
The Statutory Merger Agreement
The Statutory Merger Agreement, together with the Merger Agreement, governs the legal effects of the Merger under Bermuda law. A copy of the Statutory Merger Agreement is attached as Annex A-2 to this proxy statement.
Fairness Opinion of Allen & Company (page 37)
Allen & Company delivered a written opinion, dated October 27, 2019, to the Special Committee and the Board of Directors as to the fairness, from a financial point of view and as of the date of the opinion, of the Common Share Consideration to be received by holders of Class A Shares (other than the Company, Parent, Merger Sub, AT&T, each of their respective affiliates and the Dissenting Shareholders) pursuant to the Merger Agreement. The full text of Allen & Company’s written opinion, dated October 27, 2019, which describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, is attached as Annex B to this proxy statement and is incorporated by reference herein in its entirety. The description of Allen & Company’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.
Recommendation of the Special Committee and the Board of Directors (pages 20 and 32)
The Board of Directors, after carefully considering, in consultation with CME’s management and financial and legal advisors, the various factors more fully described in the section of this proxy statement captioned “The Merger—Recommendation of the Special Committee and the Board of Directors and Reasons for the Merger,” and upon the recommendation of the Special Committee, has unanimously: (1) determined that the Common Share Consideration for each Class A Share constitutes fair value in accordance with the Companies Act; (2) determined that the Merger Agreement, the Statutory Merger Agreement and the transactions contemplated thereby, including the Merger, on the terms and subject to the conditions set forth therein, are advisable to, and in the best interests of, CME and its shareholders; (3) approved the execution, delivery and performance of the Merger Agreement, the Statutory Merger Agreement and the transactions contemplated thereby, including the Merger; (4) subject to the non-solicitation terms of the Merger Agreement, resolved to recommend that the shareholders of CME vote in favor of the adoption of the Merger, the Merger Agreement and the Statutory Merger Agreement; and (5) resolved that the Merger Agreement and the Statutory Merger Agreement be submitted to the shareholders of CME at the Special General Meeting for their adoption and approval.
The Board of Directors, taking into consideration, among other things, the recommendation of the Special Committee, unanimously recommends that the CME shareholders vote: (1) “FOR” the Merger Proposal; (2) “FOR” the Compensation Advisory Proposal; and (3) “FOR” the Adjournment Proposal.
For more information, please see the section of this proxy statement captioned “Proposal 1: Approval of the Merger Agreement, the Statutory Merger Agreement and the Merger—The Board of Directors’ Recommendation; Company Board Recommendation Change.”

Change of Recommendation (page 85)
Prior to the approval of the Merger Proposal by shareholders, under certain circumstances, the Board of Directors may withdraw, qualify, amend or modify its recommendation that the shareholders approve the Merger Proposal if it determines in good faith (after consultation with outside legal counsel and upon the recommendation thereof by the Special Committee) that failure to do so would be inconsistent with its fiduciary duties under applicable laws. However, the Board of Directors cannot withdraw, qualify, amend or modify the foregoing recommendation unless it complies with certain procedures in the Merger Agreement, including, but not limited to, negotiating with Parent in good faith over a five business day period and, taking into account all adjustments to the terms of the Merger Agreement that may be offered in writing by Parent, determining in good faith (after consultation with outside legal counsel and upon the recommendation thereof by the Special Committee) that the failure to make a Change of Recommendation (as defined in the section of this proxy statement captioned “The Merger Agreement-The Board of Directors’ Recommendation; Change of Recommendation”) would continue to be inconsistent with its fiduciary duties under applicable laws. The termination of the Merger Agreement by Parent following a Change of Recommendation, or the termination of the Merger Agreement by CME in order to enter into a definitive agreement with respect to a Superior Proposal (as defined in the section of this proxy statement captioned “The Merger Agreement-The Board of Directors’ Recommendation; Change of Recommendation”) will, in each case, result in the payment by CME of the Company Termination Fee of $50 million to Parent.
Interests of CME’s Directors and Executive Officers in the Merger (page 50)
CME’s directors and executive officers (all of whom are named executive officers) may have interests in the Merger that are different from, or in addition to, shareholders generally. In approving the Merger Agreement, the Statutory Merger Agreement and the Merger and in recommending that the Merger Proposal, the Compensation Advisory Proposal and the Adjournment Proposal be approved by shareholders, each of the Special Committee and the Board of Directors was aware of and considered these interests, among other matters, to the extent that these interests existed at the time. These interests include, among others, the treatment of Company RSUs and Company Options in the Merger, severance entitlements and protections under applicable employment agreements, retention awards for named executive officers, and the rights to indemnification and director and officer liability insurance coverage following the Merger. See “The Merger—Interests of CME’s Directors and Executive Officers in the Merger” below.
Effect on CME if the Merger is Not Completed (page 70)
If the Merger Proposal is not approved by shareholders, or if the Merger is not completed for any other reason, among other things:

•	CME shareholders will not be entitled to, nor will they receive, any payment for their Voting Shares pursuant to the Merger Agreement;

•
CME will remain a public company, CME’s Class A Shares will continue to be listed and traded on Nasdaq and the Prague Stock Exchange, and will continue to be registered under the Exchange Act, and CME will continue to file periodic reports with the SEC; and

•
under certain specified circumstances, CME will be required to pay Parent the Company Termination Fee of $50 million upon the termination of the Merger Agreement; and under certain other specified circumstances, Parent will be required to pay CME the Parent Termination Fee of $50 million upon the termination of the Merger Agreement (for more information, please see the section of this proxy statement captioned “The Merger Agreement—Termination Fees”).

Delisting and Deregistration of Class A Shares of CME (page 89)
CME and Parent will cooperate in taking, or causing to be taken, all actions necessary to terminate the registration of the Class A Shares under the Exchange Act and to cause the Class A Shares to be de-listed from Nasdaq and the Prague Stock Exchange, in each case, effective at or after the Effective Time.
Material U.S. Federal Income Tax Consequences of the Merger (page 65)
The receipt of cash by CME shareholders in exchange for their Class A Shares in the Merger will be a taxable transaction to U.S. Holders (as defined under the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger”) for U.S. federal income tax purposes. CME shareholders should read the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger.” CME shareholders are urged to consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.
Dissenting Shares (pages 65 and 74)
Under Bermuda law, holders of the Class A Shares have rights of appraisal, pursuant to which those holders of Class A Shares who do not vote in favor of the Merger Proposal and who are not satisfied that they have been offered fair value for their shares will be permitted to apply to the Supreme Court of Bermuda (the “Bermuda Court”) for an appraisal of the fair value of their shares within one month of the giving of the notice of the Special General Meeting and otherwise fully comply with the requirements for seeking appraisal under the Companies Act (such person, a “Dissenting Shareholder” and all Class A Shares held by such Dissenting Shareholder, “Dissenting Shares”). In the event that the “fair value” of a Class A Share as appraised by the Bermuda Court under the Companies Act is greater than the Common Share Consideration, Dissenting Shareholders who have satisfied the appraisal requirements under the Companies Act will be entitled to receive, in addition to the Common Share Consideration, such difference from the Surviving Company by payment made within one month after the final determination by the Bermuda Court of such “fair value.” If the “fair value” of Class A Shares as appraised by the Bermuda Court is lower than or equal to the Common Share Consideration, such Dissenting Shareholder will not be entitled to receive any consideration in addition to the Common Share Consideration. Under the Voting Agreement, the Warner Parties have waived their rights of appraisal under Bermuda law with regards to their Warner Shares in connection with the Merger. For a more complete description of the available appraisal rights, see the section of this proxy statement captioned “The Merger—Dissenters’ Rights of Appraisal for Company Shareholders.”

FORWARD-LOOKING STATEMENTS
This proxy statement, and any documents to which CME refers in this proxy statement, contain not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent CME’s current expectations or beliefs concerning future events, including, but not limited to, statements related to the expected completion and timing of the Merger, expected benefits and costs of the Merger, management plans and other information relating to the Merger, financial projections prepared by CME’s management and underlying assumptions, compensation of CME’s directors and named executive officers, strategies and objectives of CME for future operations and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. Shareholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in CME’s filings with the SEC, including in its most recent filings on Forms 10-K and 10-Q, factors and matters described or incorporated by reference in this proxy statement, and the following factors:

•	the parties’ ability to consummate the Merger;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement under its terms by either party;

•	the inability to complete the Merger due to the failure to obtain shareholder approval;

•	the risk that the Merger Agreement may be terminated in certain circumstances that require CME to pay Parent the Company Termination Fee of $50 million;

•	the nature, cost and outcome of any litigation or other legal proceedings that may be instituted against CME and others related to the Merger;

•	risks that the proposed Merger disrupts CME’s current plans and operations or affects its ability to retain or recruit key employees;

•	risks related to diverting the attention of CME’s management and employees from ongoing business operations;

•
the fact that receipt of the all-cash Common Share Consideration in exchange for CME’s Class A Shares would be taxable to shareholders that are treated as U.S. Holders (as defined under the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger”) for U.S. federal income tax purposes;

•	the fact that, if the Merger is completed, shareholders will forgo the opportunity to realize the potential long-term value of the successful execution of CME’s current strategy as a public company;

•	the fact that under the terms of the Merger Agreement, CME is unable to solicit competing proposals;

•
the effect of the announcement or pendency of the Merger on CME’s business relationships (including, without limitation, customers, suppliers and other business partners), operating results and business generally;

•	the amount of the costs, fees, expenses and charges related to the Merger Agreement, the Statutory Merger Agreement or the Merger;

•	risks that CME’s Class A Share price may decline significantly if the Merger is not completed; and

•
risks related to obtaining the requisite consents to the Merger, including the timing and receipt of regulatory approvals from various governmental entities, including any conditions, limitations or restrictions placed on these approvals, and the risk that one or more governmental entities may deny approval.

Consequently, all of the forward-looking statements that CME makes in this proxy statement are qualified by the information contained or incorporated by reference herein, including: (1) the information contained under this caption; and (2) the information contained under the sections entitled “Risk Factors” and “Forward-looking Statements” in the consolidated financial statements and notes thereto in CME's annual report on Form 10-K for the fiscal year ended December 31, 2018, quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2019 and any subsequent periodic and current reports filed with the SEC. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.
Except as required by applicable law, CME undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. Shareholders are advised to consult any future disclosures that CME makes on related subjects as may be detailed in its other filings made from time to time with the SEC.

THE SPECIAL GENERAL MEETING
This proxy statement is being provided to CME shareholders as part of a solicitation by or on behalf of the Board of Directors of proxies for use at the Special General Meeting.
Date, Time and Place
CME will hold the Special General Meeting on February 27, 2020 at Citco (Bermuda) Limited, O’Hara House, 3 Bermudiana Road, Hamilton HM 08, Bermuda, at 10:00 a.m., Bermuda time.

Purpose of the Special General Meeting
At the Special General Meeting, CME will ask shareholders (1) to consider and vote to approve the Merger Proposal; (2) to consider and vote on an advisory (non-binding) basis to approve the Compensation Advisory Proposal; and (3) to consider and vote on the Adjournment Proposal.
The vote on the Compensation Advisory Proposal is a vote separate and apart from the vote to approve the Merger Proposal. Accordingly, a shareholder may vote to approve the Merger Proposal and vote not to approve the Compensation Advisory Proposal, and vice versa. Because the vote on the Compensation Advisory Proposal is only advisory in nature, it will not be binding on CME, Parent or the Surviving Company. Accordingly, because CME is contractually obligated to pay such merger-related compensation, the compensation will be payable, subject only to the conditions applicable thereto, if the Merger Proposal is approved, regardless of the outcome of the advisory vote.

Record Date; Shares Entitled to Vote; Quorum; Abstentions and Broker Non-Votes
Only shareholders of record at the close of business on the Record Date are entitled to notice of the Special General Meeting and to vote at the Special General Meeting or any postponement or adjournment thereof as set out here.
At the close of business on the Record Date, there were issued and outstanding 253,607,026 Class A Shares, one Series A Preferred Share, and 200,000 Series B Preferred Shares. There were no shares of Class B Common Stock, par value $0.08 per share, outstanding. The shareholder of record of the Series A Preferred Share is entitled to one vote for each of the 11,211,449 Class A Shares underlying such Series A Preferred Share. The shareholder of record of the Series B Preferred Shares is entitled to one vote for each of the 111,136,877 Class A Shares underlying such Series B Preferred Shares.
For each proposal, the presence, in person or by proxy, or in the case of a corporation, by its duly authorized representative, of shareholders entitled to cast at least a majority of the total number of votes entitled to be cast for such proposal at the Special General Meeting constitutes a quorum. If a shareholder attends the Special General Meeting and abstains from voting or is represented by a proxy and abstains from voting, that abstention will be counted toward the presence of a quorum at the Special General Meeting. Each “broker non-vote” will also be counted toward the presence of a quorum at the Special General Meeting. A “broker non-vote” generally occurs when a bank, broker or other nominee holding shares on your behalf does not vote on a proposal because the bank, broker or other nominee has not received your voting instructions and lacks discretionary power to vote the shares. In the event that a quorum is not present within half an hour from the time appointed for the Special General Meeting, the Special General Meeting shall, pursuant to the Company’s bye-laws, stand adjourned to the same day one week later, at the same time and place or to such time and place as the Board of Directors may determine. If at such adjourned meeting a quorum is not present within half an hour from the time appointed for holding the meeting, the meeting will be dissolved.

Vote Required
A vote of at least 75% of the votes cast in person or by proxy by the holders of Voting Shares outstanding at the close of business on the Record Date, voting together as a single class, is required to approve the Merger Proposal, provided that a quorum is present (the “Requisite Shareholder Approval”). The Warner Parties, who as of the Record Date collectively hold 75.7% of the aggregate voting power of the Company’s total issued and outstanding shares eligible to vote on the Merger, have entered into the Voting Agreement with CME and Parent pursuant to which the Warner Parties have committed to appear (in person or by proxy) and to vote (or cause to be voted) the Warner Shares in favor of, and take certain other actions in furtherance of, the transactions contemplated by the Merger Agreement and the Statutory Merger Agreement, including the Merger, and any “say on pay” vote regarding executive compensation, such as the Compensation Advisory Proposal. Accordingly, unless the Voting Agreement is terminated in accordance with its terms, the Merger Proposal is expected to be approved. Approval of the Compensation Advisory Proposal requires a simple majority of the votes cast in person or by proxy by the holders of Class A Shares outstanding at the close of business on the Record Date and the holder of the Series A Preferred Share, voting together as a single class, provided that a quorum is present. Approval of the proposal to adjourn the Special General Meeting, requires a simple majority of the votes cast in person or by proxy by the holders of Class A Shares outstanding at the close of business on the Record Date and the holder of the Series A Preferred Share, voting together as a single class, provided that a quorum is present.
Abstentions and broker “non-votes” are included in the determination of the number of shares present at the Special General Meeting for quorum purposes but are not counted in the tabulation of the votes cast on proposals presented to shareholders in the Special General Meeting.
Shares Held by CME’s Directors and Executive Officers
As of the close of business on the Record Date, CME’s directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 3,295,193 Class A Shares, representing approximately (i) 0.9% of the aggregate voting power of the total issued and outstanding Voting Shares and (ii) 1.2% of the aggregate voting power of the total issued and outstanding Class A Shares and the Series A Preferred Share. For more information, please see the sections of this proxy statement captioned “The Merger—Interests of CME’s Directors and Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management.”
CME’s directors and executive officers have informed CME that they currently intend to vote all of their respective shares (1) “FOR” the Merger Proposal, (2) “FOR” the Compensation Advisory Proposal and (3) “FOR” the Adjournment Proposal.
Voting of Proxies
Procedures for voting shares by proxy vary depending on whether you are a registered shareholder (meaning your name appears as a shareholder in CME’s register of shareholders) or a beneficial owner who holds shares through a broker, bank or other nominee. Registered shareholders may vote their shares by proxy by completing and returning the proxy card accompanying this proxy statement. Beneficial owners should follow the instructions of their broker, bank or other nominee to vote their shares by proxy. The shares represented by proxies will be voted at the Special General Meeting in accordance with the directions given therein. If you are a registered shareholder and return a proxy card signed but without instructions for voting, the shares will be voted on the proposals as recommended by the Board of Directors. If you are a beneficial owner and do not provide your bank, broker or other nominee with instructions for voting, your broker, bank or other nominee cannot vote your shares on any of the proposals. This will result in a “broker non-vote” on the proposals (unless you have obtained a “legal proxy” from your bank, broker or other nominee to attend and vote at the Special General Meeting in person). The impact of “broker non-votes” is explained in further detail under the sections of this proxy statement captioned “The Special General Meeting—Record Date; Shares Entitled to Vote; Quorum; Abstentions and Broker Non-Votes” and “The Special General Meeting—Vote Required” above. For shareholders who wish to vote their shares in person at the Special General Meeting, procedures differ depending on whether you are a registered shareholder or beneficial owner. Please see the section of this proxy statement captioned “Questions and Answers—May I attend the Special General Meeting in person?”.
Revocability of Proxies
Shareholders may change their vote at any time before the vote is taken at the Special General Meeting by revoking their proxies. Registered shareholders may revoke their proxies by notice in writing to the Company Secretary, by voting or otherwise revoking in person at the Special General Meeting or by presenting a later-dated proxy. Beneficial owners must follow the instructions of their broker, bank or other nominee to revoke their voting instructions. Please note that attending the Special General Meeting in person will not revoke a prior executed proxy without following the procedures set forth above.
Recommendation of the Special Committee and the Board of Directors
The Board of Directors, after carefully considering, in consultation with CME’s management and financial and legal advisors, various factors more fully described in the section of this proxy statement captioned “The Merger—Recommendation of the Special Committee and the Board of Directors and Reasons for the Merger,” and upon the recommendation of the Special Committee, has unanimously: (1) determined that the Common Share Consideration for each Class A Share constitutes fair value in accordance with the Companies Act; (2) determined that the Merger Agreement, the Statutory Merger Agreement and the transactions contemplated thereby, including the Merger, on the terms and subject to the conditions set forth therein, are advisable to, and in the best interests of, CME and its shareholders; (3) approved the execution, delivery and performance of the Merger Agreement, the Statutory Merger Agreement and the transactions contemplated thereby, including the Merger; (4) resolved that the Merger Agreement and the Statutory Merger Agreement be submitted to the shareholders of CME at the Special General Meeting for their adoption and approval; and (5) subject to the non-solicitation terms of the Merger Agreement, resolved to recommend that the shareholders of CME vote in favor of the adoption of the Merger, the Merger Agreement and the Statutory Merger Agreement.
Accordingly, the Board of Directors, taking into consideration, among other things, the recommendation of the Special Committee, unanimously recommends that you vote: (1) “FOR” the Merger Proposal; (2) “FOR” the Compensation Advisory Proposal; and (3) “FOR” the Adjournment Proposal.

Solicitation of Proxies
The Board of Directors is soliciting your vote and CME will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other materials which may be sent to shareholders in connection with this solicitation. Officers and regular employees of CME may solicit proxies by mail, telephone, telegraph, electronic mail and personal interview, for which no additional compensation will be paid. CME may reimburse persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to their principals.

The Company has engaged Georgeson LLC, which we refer to as Georgeson, to assist in the solicitation of proxies for the Special General Meeting. The Company estimates that it will pay Georgeson a fee of $10,500, plus telephone charges. The Company has agreed to reimburse Georgeson, or, pay directly, certain fees and expenses and will also indemnify Georgeson, its subsidiaries and their respective directors, officers, employees and agents against certain claims, liabilities, losses, damages and expenses.
Anticipated Date of Completion of the Merger
Assuming timely satisfaction of necessary closing conditions, including the approval by shareholders of the Merger Proposal and the receipt of necessary regulatory approvals, CME anticipates that the Merger will be consummated around the middle of 2020.
Delisting and Deregistration of Class A Shares of CME
If the Merger is completed, the Class A Shares will be delisted from Nasdaq and the Prague Stock Exchange and deregistered under the Exchange Act, and the Class A Shares will no longer be publicly traded.
Other Matters
At this time, CME knows of no other matters to be voted on at the Special General Meeting and has agreed in the Merger Agreement that no other matters (other than customary procedural matters) will be brought before the Special General Meeting. However, if any other matters properly come before the Special General Meeting or any adjournment or postponement thereof, your Class A Shares and the Series A Preferred Share will be voted in accordance with the discretion of the appointed proxy holders. Pursuant to the Certificate of Designation of the Series B Preferred Shares, Series B Preferred Shares will not be voted on such additional matters unless provided otherwise by CME’s bye-laws or applicable Bermuda law.
You should not send documents representing your shares with the proxy card. If the Merger is completed, the paying agent for the Merger will send you transmittal materials and instructions for exchanging your shares for the consideration to be paid to former shareholders in connection with the Merger. If your shares are held in “street name” through a bank, brokerage firm or other nominee, you will receive instructions from your bank, brokerage firm or other nominee as to how to effect the surrender of your “street name” shares in exchange for the consideration.

Questions and Additional Information
If you would like additional copies of the proxy materials or need help voting your shares, please contact CME’s proxy solicitor:
Georgeson LLC
1290 Avenue of the Americas, 9th Floor
New York, New York 10104
Toll free number: +1 (866) 296-5716
Email: centraleuropeanmedia@georgeson.com

THE MERGER
This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement and the Statutory Merger Agreement, which are attached to this proxy statement as Annex A-1 and Annex A-2, respectively, and incorporated into this proxy statement by reference. You should carefully read and consider both the Merger Agreement and Statutory Merger Agreement in their entirety because these documents contain important information about the Merger and how it affects you.
Parties Involved in the Merger
Central European Media Enterprises Ltd.
O’Hara House, 3 Bermudiana Road
Hamilton HM 08, Bermuda
Telephone number: +1 (441) 296-1431

CME is a media and entertainment company operating leading businesses in five Central and Eastern European markets with an aggregate population of approximately 45 million people. CME's operations broadcast 30 television channels in Bulgaria (bTV, bTV Cinema, bTV Comedy, bTV Action, bTV Lady and Ring), the Czech Republic (Nova, Nova 2, Nova Cinema, Nova Sport 1, Nova Sport 2, Nova International, Nova Action and Nova Gold), Romania (PRO TV, PRO 2, PRO X, PRO GOLD, PRO CINEMA, PRO TV International and PRO TV Chisinau), the Slovak Republic (TV Markíza, Markíza International, Doma and Dajto) and Slovenia (POP TV, Kanal A, Brio, Oto and Kino). CME is traded on Nasdaq and the Prague Stock Exchange under the ticker symbol “CETV”.

TV Bidco B.V.
c/o PPF Group N.V.
Strawinskylaan 933
1077XX Amsterdam, the Netherlands
Telephone number: +31 20 88112120

Parent was incorporated on October 16, 2019, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement and the Statutory Merger Agreement, and has not engaged in any business activities other than activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement and the Statutory Merger Agreement and the arranging of the Equity Financing and Debt Financing in connection with the Merger. Upon completion of the Merger, CME will be a wholly-owned subsidiary of Parent.

TV Bermuda Ltd.
Park Place, 55 Par La Ville Road, Third Floor
Hamilton HM11, Bermuda
Telephone number: +1 (441) 242-1500
Merger Sub is a wholly-owned direct subsidiary of Parent and was incorporated on October 2, 2019, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement and the Statutory Merger Agreement, and has not engaged in any business activities other than activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement and the Statutory Merger Agreement and arranging of the Equity Financing and Debt Financing in connection with the Merger. Upon completion of the Merger, Merger Sub will merge with and into CME, and Merger Sub will cease to exist.

Parent and Merger Sub are each affiliated with PPF, headquartered in Amsterdam, the Netherlands. PPF invests in multiple market segments such as financial services, telecommunications, biotechnology, real estate and mechanical engineering. The reach of PPF spans from Europe to North America and across Asia. PPF owns assets exceeding €45 billion (as of December 2018). In connection with the transactions contemplated by the Merger Agreement and the Statutory Merger Agreement, PPF has provided Parent with an equity commitment of up to $1.099 billion, subject to the terms and conditions of the Equity Commitment Letter.
Effect of the Merger
Upon the terms and subject to the conditions of the Merger Agreement, the Statutory Merger Agreement and the applicable provisions of the Companies Act, Merger Sub will merge with and into CME, with CME continuing as the Surviving Company. As a result of the Merger, CME will become a wholly-owned subsidiary of Parent, and its Class A Shares will no longer be publicly traded and will be delisted from Nasdaq and the Prague Stock Exchange. In addition, CME’s Class A Shares will be deregistered under the Exchange Act, and it will no longer file periodic reports with the SEC. If the Merger is completed, you will not own any common shares of the Surviving Company. The Merger will become effective upon the issuance of a Certificate of Merger with respect to the Merger by the Registrar of the Companies in Bermuda.

Merger Consideration
See the section of this proxy statement captioned “The Merger Agreement—Merger Consideration.” for more information.
Background of the Merger
The Board of Directors regularly reviews the performance, ongoing business plans, future prospects and overall strategic direction of the Company, as well as developments in the industry in which the Company operates, and considers potential opportunities to achieve the Company’s performance and strategic objectives and enhance value for shareholders. As part of this evaluation, the Board of Directors from time to time has considered a variety of strategic alternatives for the Company, such as equity and debt financings (including a rights offering) as well as asset sales, capital allocation alternatives (including dividends) and other strategic transactions with third parties to further the Company’s business and strategic objectives, and has reviewed the benefits and risks of such transactions in light of the Company’s overall objectives.
In addition, from time to time, members of the management of the Company have met with representatives of other companies involved in the markets and industries in which the Company operates to engage in discussions regarding industry developments and potential strategic transactions, including the potential sale of certain assets of the Company or other potential business combination transactions.
From May to October 2016, the Company and PPF engaged in discussions regarding developments in the media industry in the countries in which CME operates and the potential for a strategic transaction. However, these discussions were preliminary in nature and did not result in the parties pursuing any potential strategic transaction.

On July 10, 2017, the Company announced that it had entered into an agreement with Slovenia Broadband S.a.r.l., a wholly owned subsidiary of United Group B.V., for the sale of the Company’s Croatian and Slovenian operations.
From late August until December 2017, the Company engaged in discussions with a European financial sponsor, which we refer to as “Party A”, regarding a potential business combination transaction or other strategic transaction involving the Company and its assets. Party A purported to represent a consortium that included an Asian strategic investor. In connection with these discussions, the Company retained Allen & Company as its financial advisor. During that same period, the Company and PPF also engaged in discussions regarding a potential business combination or other strategic transaction involving the Company and its assets. In order to facilitate continued discussions and information sharing, the Company entered into confidentiality agreements with Party A, other parties reported to be members of the consortium represented by Party A, and PPF. These discussions regarding a potential business combination were preliminary in nature. In December 2017, PPF informed Company management that it was discontinuing discussions regarding a potential transaction. In January 2018, Party A informed Company management that it had not succeeded in forming a consortium and it was no longer pursuing a potential transaction.
Beginning in April 2018, the Company engaged in discussions from time to time with PPF regarding a potential business combination transaction or other strategic transaction involving the Company and its assets. These discussions regarding a potential transaction were preliminary in nature. In December 2018, PPF informed the Company that it was intending to defer further discussions with the Company until the following year .
On June 14, 2018, AT&T completed its acquisition of Time Warner Inc. (n/k/a Warner Media, LLC), following their announcement on October 22, 2016 that they had entered into a definitive merger agreement.
On July 31, 2018, the Company completed the sale of its Croatian operations, and on January 18, 2019, the Company announced that it had terminated the agreement for the prospective sale of its Slovenian operations.
From November 2018 to February 2019, the Company engaged in discussions with a European strategic investor, which we refer to as “Party B”, regarding a potential strategic transaction involving certain assets of the Company. The discussions were preliminary in nature, and in February 2019, Party B informed the Company that it was no longer interested in pursuing a transaction.
From December 2018 until March 2019, the Company engaged in discussions with a financial sponsor, which we refer to as “Party C,” regarding a potential strategic transaction involving the Company. The Company entered into a confidentiality agreement with Party C in order to facilitate continued discussions and information sharing. The discussions were preliminary in nature.
At a meeting of the Board of Directors on March 5, 2019, attended by Company management, Allen & Company and the Company’s legal advisor, Covington & Burling LLP (“Covington”), the Board of Directors considered recent discussions regarding potential strategic transactions involving Party B, Party C and PPF. Following those discussions, the Board of Directors resolved to establish the Special Committee, consisting of Messrs. John Billock, Alfred Langer and Parm Sandhu and Ms. Kelli Turner. The Board of Directors delegated to the Special Committee the authority and power of the Board of Directors to review and evaluate transactions involving all or a portion of the Company and other alternative transactions that may be available, and as part of this strategic review process, to negotiate a potential strategic transaction or other available alternative transaction with the assistance of the Company's financial advisors, Allen & Company and Merrill Lynch International (“BAML”).

On March 20, 2019, the Special Committee met with representatives from Allen & Company and Covington to discuss the potential strategic review process. The Special Committee directed Allen & Company to commence preparation of a strategic review process whereby Allen & Company, BAML and Company management would contact potential acquirers on a confidential basis to assess their interest in a possible business combination transaction involving the Company. On the same day, the members of the Special Committee also met with representatives of AT&T and informed them of the Company’s plans to launch a strategic review process.
On March 21, 2019, representatives from Company management, AT&T and PPF met via teleconference to discuss PPF’s potential interest in pursuing a business combination transaction involving the Company. Also in attendance were Allen & Company and J.P. Morgan Securities plc (“JPM”), financial advisor to PPF.
On March 25, 2019, the Company publicly announced that the Board of Directors had commenced a process to explore and evaluate potential strategic alternatives for the Company and had formed the Special Committee of independent directors, working with the Company's management and legal and financial advisors, to lead the process.
At the end of March 2019 and in early April 2019, upon the direction of the Special Committee, Allen & Company and BAML, on the Company’s behalf, contacted more than 80 potential bidders, including strategic investors and financial sponsors to gauge their interest in making a proposal to engage in a business combination transaction involving the Company. Such potential bidders included, among others, potential bidders that Allen & Company and BAML identified to the Special Committee who, based on their professional judgment and experience of the market and the broadcast media industry, were most likely to be interested in a potential business combination transaction involving the Company. Eighteen potential bidders entered into confidentiality agreements with the Company (including PPF, Party B and Party C, which had entered into confidentiality agreements with the Company prior to the March 25, 2019 announcement). During April and early May 2019, the Company’s management, together with the Company's financial advisors, held management presentation meetings or provided a management presentation to sixteen potential counterparties (eight financial sponsors and eight strategic investors) and held additional diligence meetings with four of those parties.
On March 30, 2019, Party C submitted to the Company informal discussion materials on a proposed equity investment and refinancing of the Company’s indebtedness.
Between April 4, 2019 and May 15, 2019, the Special Committee met to review the Company’s financial projections, and subsequently began to receive updates regarding the ongoing strategic review process from Company management and representatives from Allen & Company. On April 26, 2019, at the request of the Special Committee, Allen & Company delivered a letter to each of the sixteen bidders instructing them to submit by May 15, 2019 their preliminary, non-binding proposals to acquire the Company.
On May 15, 2019, the Company received preliminary, non-binding proposals from Party C and from another potential acquirer, a strategic investor that we refer to as “Party D.” Party C proposed the issuance by the Company of a convertible voting preferred equity instrument having a value of $275 million to $300 million, with the proceeds to be used to redeem the Preferred Shares beneficially owned by AT&T (reflecting an implied price of $2.25 to $2.45 per Class A Share on a fully-diluted basis), the issuance of 11.2 million voting penny warrants and a refinancing by the Company of its existing senior indebtedness guaranteed by Warner Media. Party D proposed an all-cash acquisition of the Company at an implied enterprise value of approximately $2.2 billion (assuming a normalized level of working capital), reflecting an implied price of $4.01 per Class A Share on a fully-diluted basis.

On May 16, 2019, the Company received preliminary, non-binding proposals from two additional bidders, both of whom are strategic investors which we refer to as “Party E” and “Party F,” respectively. Party E proposed to acquire the Company’s Slovakian, Slovenian and Bulgarian business operations, individually or on a combined basis, at differing value ranges for each segment. Specifically, Party E proposed to acquire the Company’s Slovakian business for $175 to $215 million, its Slovenian business for $130 to $160 million and its Bulgarian business for $125 to $155 million. Party F proposed to purchase an interest in the Company of 10% to 15% for $157 to $235 million, reflecting an implied price of $4.104 per Class A Share on a fully-diluted basis; however, the proposal was contingent on one or more co-bidders being identified to participate in the proposed transaction in a consortium with Party F in order to acquire the Company.
On May 17, 2019, the Special Committee met with representatives from Allen & Company and Covington to receive an oral summary presentation of the bids received from Party C, Party D, Party E and Party F, and, following discussion of each bid, the Special Committee decided on a preliminary basis to pursue the proposals from potential acquirers of the entire company.
On May 21, 2019, the Special Committee met with representatives from Allen & Company and Covington to further discuss the strategic review process and review the bids received. A representative from Allen & Company and Company management provided an update to the Special Committee regarding the outreach efforts to potential bidders and provided an overview of the preliminary, non-binding bids received from Party C, Party D, Party E and Party F. Allen & Company discussed with the Special Committee the implied offer prices per Class A Share, on a fully-diluted basis, presented in each of the bids to acquire the entire Company, including a comparison of such implied offer prices against the trading price of the Class A Shares as of March 22, 2019, the last full trading day prior to the Company’s announcement that it was pursuing potential strategic alternatives. Allen & Company also discussed with the Special Committee on a preliminary basis certain financial aspects of the Company. The Special Committee and Allen & Company discussed next steps for the second stage of the process, including requests from potential bidders for additional time to submit bids.
Subsequent to the meeting, a representative from Allen & Company, at the Special Committee’s direction, contacted Party D and Party F to invite them into the second stage of the strategic review process, where each potential bidder would be able to undertake a more detailed due diligence review of the Company. The invitation provided for the delivery of a formal process letter at a later date regarding the submission of a revised definitive proposal. Following receipt of its invitation, Party F conducted limited additional diligence but did not participate further in the process.
On May 29, 2019, PPF submitted a preliminary, non-binding proposal to acquire the Company in an all-cash transaction at an enterprise value range of $2.0 to 2.1 billion, reflecting an implied price range of $3.50 to $3.75 per Class A Share on a fully-diluted basis (without giving effect to certain debt-like items referenced by PPF). In its proposal, PPF requested an eight-week period of exclusivity to complete due diligence and finalize definitive transaction documentation. PPF also indicated that it would be willing to pursue alternative transactions, including the direct acquisition of AT&T’s ownership interest of the Company and refinancing of the Company’s existing indebtedness, or the direct acquisition of the Company’s businesses in the Czech Republic and Slovakia.
On May 30, 2019, the Special Committee convened a telephonic meeting with the Company's legal and financial advisors present to discuss the preliminary, non-binding proposal received from PPF. After a review of PPF’s proposal and consideration of proposals received from other bidders, the Special Committee subsequently instructed Allen & Company to contact JPM to communicate that PPF would not be invited to the second stage of the process based on its proposal of May 29, 2019.

On June 4, 2019, PPF submitted a revised proposal to acquire the Company at an enterprise value of approximately $2.2 billion, reflecting an implied price of $4.05 per Class A Share on a fully-diluted basis (without giving effect to certain debt-like items referenced by PPF). In its proposal, PPF requested an eight-week period of exclusivity to complete due diligence and finalize definitive transaction documentation.
On June 5, 2019, the Special Committee convened by telephone with Allen & Company and Covington present to discuss the revised proposal from PPF. Following the discussion, the Special Committee determined to invite PPF into the second stage of the process. The Special Committee also instructed Allen & Company and Covington to make available to each of Party D and PPF initial drafts of the proposed Merger Agreement to be entered into in connection with the potential transaction as well as an initial draft of the Voting Agreement to be entered into among the Company, the bidder and the Warner Parties, requiring, among other things, that the Warner Parties vote in favor of the transaction and against any alternative acquisition transaction during the term of the Voting Agreement.
On June 6, 2019, Allen & Company delivered drafts of the Merger Agreement and Voting Agreement to each of PPF and Party D, and requested each of PPF and Party D to provide comments on such agreements no later than June 27, 2019. Also on June 6, 2019, Party D indicated to Allen & Company of its interest in establishing a strategic partnership with AT&T.
On June 10, 2019, at the request of the Special Committee, the Company entered into a mutual confidentiality agreement with Party D (to replace the prior unilateral confidentiality agreement) for the purpose of exchanging more detailed confidential information between the parties. On June 11 and June 12, 2019, representatives of each of the Company and Party D held due diligence meetings in Prague and London.
On June 14, 2019, PPF contacted Company management to notify the Company of PPF’s intention to proceed jointly with a financial sponsor and a European strategic investor, which entities we refer to collectively as “Party G,” in connection with PPF’s proposal regarding a potential business combination transaction involving the Company. Also on June 14, 2019, at the request of the Special Committee, Allen & Company delivered formal process letters to each of PPF and Party D, instructing each bidder to submit a revised, definitive proposal with respect to a potential business combination transaction involving the Company no later than the close of business on July 15, 2019 and to provide any comments on the draft Merger Agreement and Voting Agreement to Covington no later than June 27, 2019.
On June 18, 2019, the Special Committee met with the Company's financial and legal advisors to discuss the status of the strategic review process. Members of Company management and representatives from Allen & Company provided an update on Party D’s due diligence review with respect to the Company and reported on the intention of Party D to seek a establish a broader strategic partnership with AT&T; they also reported PPF’s intention to partner with Party G in connection with PPF’s proposal to acquire the Company. At this meeting, the Special Committee also discussed with Company management and the Company's financial advisors potential risks to the business of the Company and related sensitivities with respect to the Company’s financial projections reflecting the possible impact of such potential risks, as well as potential alternative transactions, which included a presentation regarding potential recapitalization transactions that would involve a portion of AT&T’s interest in the Company. Also on June 18, 2019, the Company entered into a confidentiality agreement with Party G.
On June 20, 2019, representatives of the Company and representatives from AT&T met with representatives of Party D to discuss a potential strategic relationship between AT&T and Party D in connection with Party D’s proposal. Also on June 20, 2019, representatives of the Company also met separately with representatives of AT&T to provide an update to AT&T on the process and to discuss a proposed recapitalization transaction involving AT&T’s interests in the Company.

On June 24, June 26 and June 27, 2019, Company management held due diligence meetings with PPF and Party G in Prague. On June 27, 2019, JPM provided, on behalf of PPF and Party G, revised drafts of the Merger Agreement and Voting Agreement to Covington.
On June 28, 2019, Party D informed Allen & Company that it would not send revised drafts of the Merger Agreement and the Voting Agreement until the week of July 8, 2019. On July 4, 2019, Company management held a due diligence meeting in London with representatives from Party D.
On July 8, 2019, Allen & Company, at the request of the Special Committee, informed PPF and Party G and Party D that the deadline for submitting revised, definitive proposals was extended to July 25, 2019. Also on July 8, 2019, JPM provided Allen & Company with preliminary summary information regarding the proposed partnership between PPF and Party G, which was supplemented on July 11, 2019. On July 10, 2019, Covington sent a revised draft of the Merger Agreement to PPF’s outside legal counsel, White & Case, LLP (“W&C”).
On July 12, 2019, the Special Committee convened by telephone with the Company's legal advisors present to discuss the status of the strategic review process.
On July 16, 2019, Covington, W&C, Party G’s outside legal counsel, and JPM discussed the potential regulatory approval process in connection with a business combination transaction involving the Company, PPF and Party G, as well as the risks associated therewith. Also on July 16, 2019, Covington delivered a revised draft of the Voting Agreement to W&C.
On July 18, 2019, Covington, Party G’s outside legal counsel and W&C discussed the revised draft of the Merger Agreement that had been delivered by Covington to W&C, and representatives of the Company, PPF and Party G conducted a due diligence conference call.
On July 25, 2019, both PPF and a bidding entity created for purposes of the proposed partnership between PPF and Party G submitted letters to the Company whereby the bidding entity indicated that it could not support the valuation of $4.05 per Class A Share on a fully-diluted basis previously proposed by PPF and declined to proceed with submitting a definitive proposal for a potential business combination transaction involving the Company. In its letter, PPF indicated that it would not be submitting a revised proposal in response to the process letter. Party D did not submit a revised proposal with respect to a potential transaction involving the Company.
On July 26, 2019, the Special Committee convened by telephone with the Company's financial and legal advisors present to discuss the communications received from PPF and the bidding entity the prior day. Company management informed the Special Committee that, based on discussions with PPF subsequent to its letter of July 25, 2019, PPF indicated that it was willing to consider pursuing a transaction involving the Company either on its own or in a consortium that it would lead. At the instruction of the Special Committee, Company management informed PPF representatives that the Company required a specific proposal with respect to PPF’s valuation in connection with a potential business combination transaction before engaging in further discussions.
On July 29, 2019, PPF submitted a letter to the Company indicating that it would be interested in pursuing a potential business combination transaction involving the Company either on its own or in a consortium that it would lead. In the letter, PPF indicated that the maximum price per Class A Share on a fully-diluted basis that it could propose was $3.75, but that its offer price would be $3.50 per Class A Share on a fully-diluted basis unless it was able to reach an agreement to dispose of certain of the Company’s assets.

On July 30, 2019, the Special Committee convened by telephone with the Company's financial and legal advisors present to discuss PPF’s revised proposal and concluded that it was not acceptable. The Special Committee instructed Company management to communicate to PPF that it did not accept the proposal. The Special Committee also discussed, in light of the responses received from bidders, whether AT&T would be prepared to accept a transaction in which the price per share paid for the Class A Shares would be increased, resulting in a value for the Preferred Shares (of the total equity value) that is less, on an as-converted basis, than the price per share offered for the Class A Shares. On July 31, 2019, Company management contacted a representative from AT&T to make a proposal regarding the price per share for the Class A Shares payable in a business combination transaction.
On August 1, 2019, AT&T representatives informed Company management that they would not accept the Special Committee’s proposal based on PPF’s revised submission.
On August 2, 2019, the Special Committee convened by telephone with the Company's financial and legal advisors present to discuss the process and potential refinancing or recapitalization transactions. Company management informed the Special Committee that they had communicated to PPF the Special Committee’s rejection of PPF’s latest proposal.
On August 21, 2019, a representative from PPF informed Company management that PPF was prepared to acquire the Company at a price per Class A Share of $4.05, on a fully-diluted basis, and that PPF was engaged in discussions with Party G regarding a potential partnership in connection with PPF’s proposal. The Special Committee held a telephonic meeting to discuss the latest communications between the Company and PPF representatives as well as other potential refinancing or recapitalization transactions.
On August 27 and August 29, 2019, Company management and PPF held meetings to discuss certain key terms contained in the draft Merger Agreement, including each party’s position on efforts to obtain required regulatory approvals, termination fees and the scope of the Board of Directors’ right to terminate the Merger Agreement to enter into a transaction with respect to a superior acquisition proposal.
On September 5, 2019, the Special Committee convened by telephone with the Company's financial and legal advisors present. Company management provided the Special Committee with an overview of the high-level transaction terms of the Merger Agreement that had been discussed with PPF, and informed the Special Committee that PPF had reported that its discussions with Party G to form a potential partnership in connection with a potential business combination transaction involving the Company were ongoing. The Special Committee also discussed with the Company’s management potential alternative transactions.
Between September 9, 2019 and September 15, 2019, PPF and the Company exchanged emails regarding key terms in the draft Merger Agreement. During this time, PPF reported that discussions between PPF and Party G to form a partnership for a potential business combination transaction involving the Company were ongoing.
On September 16, 2019, the Special Committee convened by telephone with the Company's legal and financial advisors present to discuss the latest discussions between the Company and PPF and potential refinancing or recapitalization transactions. Following these discussions, the Special Committee determined to continue discussions with PPF while also evaluating potential refinancing or recapitalization transactions as a possible alternative to a business combination transaction.
On September 17, 2019, the Board of Directors held a meeting at which Company management provided an update to the Board of Directors on the status of the strategic review process and potential refinancing or recapitalization transactions being evaluated as a possible alternative to a business combination transaction.

On September 21, 2019 through September 24, 2019, Company management and representatives of PPF met to discuss issues relating to a potential business combination transaction, including certain key transaction terms in the Merger Agreement that remained unresolved, information from PPF on its sources of financing and planned uses for the potential business combination transaction, and the status of discussions between PPF and Party G on a potential partnership. Company management and representatives of PPF met again on October 1, 2019 to discuss further the high-level transaction terms.
On October 4, 2019, PPF delivered to the Company a revised draft of the Merger Agreement and affirmed its interest in pursuing an all-cash acquisition of the Company at a valuation of $4.05 per Class A Share on a fully-diluted basis. That same day, Company management met with PPF representatives to discuss certain key transaction terms, and the Special Committee met telephonically with the Company's legal and financial advisors present to discuss the status of discussions with PPF, including PPF’s ongoing discussions with Party G, and to receive an update on the potential alternative transactions. On October 6, 2019 and October 7, 2019, representatives of PPF and the Company exchanged communications regarding certain key transaction terms.
On October 8, 2019, members of Company management and Covington met with W&C to discuss certain terms of the Merger Agreement with representatives from PPF joining by telephone. On October 9, 2019, W&C delivered a revised draft of the Merger Agreement to Covington.
On October 10, 2019, Company management met with PPF representatives to discuss several key transaction terms from the revised draft of the Merger Agreement and the status of discussions of the potential business partnership with Party G.
On October 11, 2019, a PPF representative informed Company management that PPF would proceed with a business combination transaction without a partnership with Party G. On that same day, representatives of the Company and AT&T discussed the status of the potential business combination transaction and the PPF proposed offer price. At this meeting, the Company proposed that the holders of Class A Shares be entitled to receive $4.68 per share, which would result in a reduction in the value of the Preferred Shares, on an as-converted basis. Also on that day, Covington delivered a further revised draft of the Merger Agreement to W&C and, on October 12, 2019, W&C delivered a revised draft of the Voting Agreement to Covington and AT&T’s outside legal counsel, Sullivan & Cromwell LLP (“Sullivan & Cromwell”).
On October 12, 2019, representatives of AT&T indicated AT&T’s willingness to proceed with a transaction in which the holders of the Class A Shares would receive $4.50 per share.
On October 13, 2019, representatives and counsel of the Company and AT&T met to continue discussions regarding the consideration to be received by the holders of the Class A Shares. On the same day, Covington and W&C held conference calls to discuss the Merger Agreement, and Covington, W&C and Sullivan & Cromwell, held a conference call to discuss the terms of the Voting Agreement.
On October 14, 2019, W&C delivered a revised draft of the Merger Agreement to Covington.
On October 15, 2019, the Special Committee met with representatives from Allen & Company and Covington to discuss the status of negotiation of the Merger Agreement, Voting Agreement and other ancillary documents. Company management provided an update on discussions with PPF, including the communication from PPF that it would be willing to consummate the transaction without a partnership with Party G. Company management also reported that, based on discussions with representatives of AT&T, AT&T would be prepared to accept a transaction where the holders of Class A Shares would receive a price per share of $4.50, with a reduction in the amount received by AT&T for its Preferred Shares compared to what the Preferred Shares would receive on an as-converted basis. The Special Committee requested that Company management seek a higher price per share for the holders of the Class A Shares.

On October 15, 2019, Company management proposed to representatives of AT&T that the holders of the Class A Shares receive consideration of $4.58 per share in connection with the total equity value resulting from PPF’s offer price for the proposed acquisition of the Company, with a corresponding reduction in the amount received by AT&T for its Preferred Shares compared to what the Preferred Shares would receive on an as-converted basis. On October 16, 2019, AT&T confirmed that it would accept this proposal, which proposal was subsequently communicated to and accepted by PPF.
Between October 16, 2019 and October 27, 2019, Covington and W&C continued to exchange drafts of the Merger Agreement and other ancillary documentation, and Covington, W&C and Sullivan & Cromwell continued to discuss the remaining outstanding points in the Merger Agreement, Voting Agreement and other ancillary documents. On October 25, 2019, the Company circulated final versions of the Merger Agreement and Voting Agreement to the Board of Directors, along with summaries of the material terms contained in each document. On October 26, 2019, final versions of the Equity Commitment Letter and Limited Guarantee were circulated to the Board of Directors .
On October 27, 2019, the Special Committee met in Covington’s offices to discuss the potential transaction. Also present were representatives from Covington and Allen & Company (for a portion of the meeting in the case of Allen & Company). Representatives from Covington provided an overview of the key terms agreed to in the transaction documents, including the key provisions of the Merger Agreement, Voting Agreement, Debt Financing Documents, Equity Commitment Letter and Limited Guarantee, and reviewed the directors’ fiduciary duties under applicable law. Allen & Company then reviewed with the Special Committee Allen & Company’s financial analysis of the Common Share Consideration and confirmed its preparedness to render an oral opinion to the Board of Directors, confirmed by a delivery of a written opinion dated October 27, 2019 to the Special Committee and the Board of Directors, to the effect that, as of that date and based on and subject to the assumptions and qualifications set forth therein, the Common Share Consideration to be received by holders of Class A Shares (other than the Company, Parent, Merger Sub, AT&T, each of their respective affiliates and the applicable Dissenting Shareholders) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. Following the discussion and consideration of the Merger and the related transactions, the Special Committee, subject to the delivery of Allen & Company’s formal written opinion to the Special Committee and the Board of Directors, unanimously: (1) determined that the Common Share Consideration for each Class A Share constitutes fair value in accordance with the Companies Act; (2) determined that the Merger Agreement, the Statutory Merger Agreement and the transactions contemplated thereby, including the Merger, on the terms and subject to the conditions set forth therein, are advisable to, and in the best interests of, the Company and its shareholders; and (3) further resolved to recommend the Merger Agreement, the Statutory Merger Agreement, the Merger and the other transactions to the Board of Directors for approval.
Following the meeting of the Special Committee, Mr. Peter Knag and Mr. Trey Turner, the Company’s directors who were not on the Special Committee, joined the rest of the Board of Directors for a meeting of the Board of Directors. Representatives from each of Allen & Company, Covington and Conyers Dill & Pearman Limited, Bermuda counsel to the Company (“Conyers”), also joined the meeting. Representatives of Covington and Conyers discussed the directors’ fiduciary duties under applicable law, and then a representative from Covington summarized the material terms in the Merger Agreement, Debt Financing Documents, Voting Agreement, Equity Commitment Letter and Limited Guarantee. Allen & Company then reviewed with the Board of Directors its financial analysis of the Common Share Consideration and rendered an oral opinion, confirmed by delivery of a written opinion dated October 27, 2019 to the Special Committee and the Board of Directors to the effect that, as of that date and based on and subject to the assumptions and qualifications set forth therein, the Common Share Consideration to be received by holders of Class A Shares (other than the Company, Parent, Merger Sub, AT&T, each of their respective affiliates and the applicable Dissenting Shareholders) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. After discussing potential factors relating to the Merger and other transactions contemplated by the

Merger Agreement, including, among other things, the factors described in the section of this proxy statement entitled “The Merger-Recommendation of the Special Committee and the Board of Directors and Reasons for the Merger,” the Board of Directors, taking into consideration, among other things, the recommendation of the Special Committee, unanimously: (1) determined that the Common Share Consideration for each Class A Share constitutes fair value in accordance with the Companies Act; (2) determined that the Merger Agreement, the Statutory Merger Agreement and the transactions contemplated thereby, including the Merger, on the terms and subject to the conditions set forth therein, are advisable to, and in the best interests of, the Company and its shareholders; (3) approved the execution, delivery and performance of the Merger Agreement, the Statutory Merger Agreement and the transactions contemplated thereby, including the Merger; (4) resolved that the Merger Agreement and the Statutory Merger Agreement be submitted to the shareholders of the Company at the Special General Meeting for their adoption and approval; and (5) subject to the non-solicitation terms of the Merger Agreement, resolved to recommend that the shareholders of the Company vote in favor of the adoption of the Merger, the Merger Agreement and the Statutory Merger Agreement.
On the same day, the parties exchanged executed copies of the Merger Agreement and other related ancillary agreements, including the Voting Agreement, the Equity Commitment Letter and the Limited Guarantee. In the evening of October 27, 2019, the Company issued a press release announcing the transaction and the execution of the Merger Agreement.
Recommendation of the Special Committee and the Board of Directors and Reasons for the Merger
Recommendation of the Special Committee and the Board of Directors
The Board of Directors, after carefully considering, in consultation with CME’s management and financial and legal advisors, various factors more fully described in this proxy statement and upon the recommendation of the Special Committee, has unanimously: (1) determined that the Common Share Consideration for each Class A Share constitutes fair value in accordance with the Companies Act; (2) determined that the Merger Agreement, the Statutory Merger Agreement and the transactions contemplated thereby, including the Merger, on the terms and subject to the conditions set forth therein, are advisable to, and in the best interests of, CME and its shareholders; (3) approved the execution, delivery and performance of the Merger Agreement, the Statutory Merger Agreement and the transactions contemplated thereby, including the Merger; (4) resolved that the Merger Agreement and the Statutory Merger Agreement be submitted to the shareholders of CME at the Special General Meeting for their adoption and approval; and (5) subject to the non-solicitation terms of the Merger Agreement, resolved to recommend that the shareholders of CME vote in favor of the adoption of the Merger, the Merger Agreement and the Statutory Merger Agreement.

The Board of Directors, taking into consideration, among other things, the recommendation of the Special Committee, unanimously recommends that you vote: (1) “FOR” the Merger Proposal; (2) “FOR” the Compensation Advisory Proposal; and (3) “FOR” the Adjournment Proposal.
Reasons for the Merger
In the course of reaching its decision to recommend that the Board of Directors approve the Merger Agreement, the Statutory Merger Agreement and the Merger and to recommend that CME’s shareholders adopt the Merger Proposal, the Special Committee consulted with senior management and its financial and legal advisors, and reviewed a significant amount of information and considered a number of factors, including the following (not necessarily in order of relative importance):

•
the Common Share Consideration represents an approximately 32% premium over CME’s closing Class A Share price prior to the announcement on March 25, 2019 that CME was commencing a process to explore and evaluate potential strategic alternatives;

•	the value of the cash consideration to be received by CME’s shareholders pursuant to the Merger Agreement provides certainty of value to its shareholders;

•
CME’s announcement on March 25, 2019 that it had commenced a public process to explore and evaluate potential strategic alternatives, together with reports in the media speculating on the developments with respect to the process in the months leading up to the date on which the Merger Agreement was signed, provided any interested potential counterparties who were not contacted by CME’s financial advisors an opportunity to inquire about the sale process;

•
the Special Committee’s belief that the strategic review process conducted by CME and its financial advisors was a comprehensive process designed to seek out all possible interest in a business combination or other strategic transaction;

•
in connection with the strategic review process, (a) Allen & Company, at the direction of the Special Committee, engaged in discussions with approximately 80 potential counterparties, including strategic investors and financial sponsors, to gauge their interest in making a proposal to acquire CME, (b) 18 of those parties signed confidentiality agreements and 16 of them received a confidential management presentation with respect to CME, (c) five of those parties (including PPF) made non-binding proposals to acquire all or a portion of CME and (d) each party interested in pursuing or participating in a business combination transaction for all of CME other than PPF ultimately elected to withdraw from the process and not to pursue a transaction with CME;

•
the Special Committee’s belief, after consultation with CME management and CME’s financial advisors, that the potential counterparties contacted by Allen & Company were the parties most likely to be interested in a potential acquisition of CME;

•
the history of the negotiations of the Merger Consideration, as described in “The Merger—Background of the Merger” was competitive, leading the Special Committee to conclude that it was unlikely that any other party would be willing to offer a higher price for the Class A Shares;

•
the possibility that, if CME did not enter into the Merger Agreement, the trading price of its Class A Shares would fall below the Common Share Consideration once CME announced it had ended its pursuit of a possible business combination transaction or had failed to announce a strategic transaction after the completion of the strategic review;

•
historical and current information concerning CME’s business, financial performance and condition, operations, technology, management and competitive position, and current industry, market and general economic conditions;

•
the internal estimates of CME’s future financial performance, as well as the potential impact on such future financial performance if the challenges and risks to its business that CME had identified were in fact realized;

•
in the event CME were to remain a publicly traded company, the volatility and limited trading volumes of CME’s Class A Shares, as well as the possibility that the price per share received by shareholders selling in the open market or in a future transaction might be less than the Common Share Consideration to be paid pursuant to the Merger Agreement in the event of a decline in the market price of CME’s Class A Shares or the stock market in general;

•	the potential risks to the future of the business in the event CME was not able to enter into a business combination transaction;

•
the belief of the Special Committee, after consultation with CME’s senior management and outside legal counsel, that the terms and conditions of the Merger Agreement, including, but not limited to, the following, are reasonable and customary:

◦
the ability of the Board of Directors and the Special Committee, under certain circumstances, to furnish information to and conduct negotiations with a third party and, upon the payment to Parent of the Company Termination Fee, to terminate the Merger Agreement to accept a Superior Proposal;

◦
the ability of the Board of Directors, under certain circumstances, to withdraw, modify, qualify, or amend its recommendation of the Merger Proposal in response to an Intervening Event, if the Board of Directors determines in good faith, after consultation with its financial advisors and outside legal counsel and upon the recommendation of the Special Committee, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law;

◦
the amount of the Company Termination Fee payable to Parent, which the Special Committee believes is reasonable in the context of termination fees that were payable in other transactions and would not be likely to preclude a third party from making a Competing Proposal;

◦	the representations and warranties contained in the Merger Agreement, which the Special Committee believes are reasonable and customary;

◦
the conditions to closing contained in the Merger Agreement, which the Special Committee believes are reasonable and customary in number and scope, and which, in the case of the condition related to the accuracy of CME’s representations and warranties, are generally subject to a “Company Material Adverse Effect” qualification (see “The Merger Agreement—Representations and Warranties”);

◦	the absence of a financing condition of Parent; and

◦
CME’s entitlement, under certain conditions, to seek specific performance of Parent’s obligations under the Merger Agreement, including, under certain conditions, Parent’s and Merger Sub’s obligation to close the Merger when required and fund the Equity Financing and Debt Financing;

•	support from CME’s majority shareholder, as evidenced by the terms and conditions, including the Merger Consideration, of the Merger Agreement and the Voting Agreement;

•
the financial presentation of Allen & Company and its written opinion, dated as of October 27, 2019, to the Special Committee and the Board of Directors as to the fairness, from a financial point of view and as of such date, of the Common Share Consideration to be received by holders of Class A Shares (other than the Company, Parent, Merger Sub, AT&T, each of their respective affiliates and the Dissenting Shareholders) pursuant to the Merger Agreement, which opinion was based on and subject to various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, as more fully described in “The Merger—Fairness Opinion of Allen & Company”;

•	PPF’s strong strategic interest in CME, its familiarity with CME and its business and markets and its substantial financial resources;

•
the commitment of PPF, pursuant to the Equity Commitment Letter, to provide to Parent an equity contribution of an aggregate amount up to $1.099 billion, which amount, together with the commitments of the Lenders under the Debt Financing Documents, is sufficient to pay the aggregate Merger Consideration payable under the Merger Agreement and, as required, to pay the Parent Termination Fee payable to CME;

•
the commitment of the Lenders under the Debt Financing Documents to provide to Parent a €1.1 billion term loan, for its use in financing the transactions contemplated by the Merger Agreement and refinancing existing debt within CME following the closing of the Merger, together with a €50 million revolving facility for the general corporate and working capital purposes of the PPF group following the closing of the Merger;

•
that PPF entered into the Limited Guarantee concurrently with the execution of the Merger Agreement guaranteeing the obligations of Parent to pay the Parent Termination Fee and certain fees and expenses of Parent payable under the Merger Agreement; and

•	the availability of appraisal rights to holders of Class A Shares under the Companies Act.
In the course of its deliberations, the Special Committee also considered a variety of risks and other countervailing factors, including:

•
the risks and costs to CME if the Merger does not close, including costs incurred related to the negotiation of the Merger and seeking the Requisite Shareholder Approval, the diversion of management and employee attention, potential employee attrition and the potential effect on relationships with its commercial counterparties;

•
the restrictions that the Merger Agreement imposes on CME’s ability to solicit or participate in discussions or negotiations regarding Competing Proposals, subject to certain exceptions, and on CME’s ability to enter into Competing Proposals, and the fact that CME would be obligated to pay the Company Termination Fee to Parent under certain circumstances;

•
that, following the Merger, CME will no longer exist as a publicly traded company and its shareholders will no longer participate in its potential future earnings or growth, if any, and will not benefit from future appreciation in the value of CME, if any;

•	that gains from an all-cash transaction would be taxable to CME’s shareholders for U.S. federal income tax purposes;

•
the restrictions on the conduct of CME’s business prior to the completion of the Merger, requiring CME to conduct its business in the ordinary course, subject to specific limitations and exceptions, which may delay or prevent CME from undertaking business opportunities that may arise pending completion of the Merger;

•
the risk that governmental entities may oppose or refuse to approve the Merger or impose conditions on Parent, CME or any of their respective affiliates prior to approving the Merger, which conditions may constitute a Burdensome Condition under the terms of the Merger Agreement that would permit Parent to refuse to consummate the Merger;

•
the specific terms of the Merger Agreement that, either individually or in combination, could discourage potential acquirers from making a Competing Proposal, including the non-solicitation restrictions contained in the Merger Agreement and the requirement that CME pay the Company Termination Fee if the Merger Agreement is terminated under certain circumstances;

•
the limitations on remedies available to CME under the Merger Agreement under certain circumstances, including the possibility that the certain obligations under the Merger Agreement might be difficult to enforce;

•	the risk that Parent’s Equity Financing or Debt Financing is unable to be obtained, and Parent is therefore unable to consummate the Merger;

•
the interests of CME’s officers and directors in the Merger that may be different from or in addition to the interests of its shareholders generally, which are described in “The Merger—Interests of CME’s Directors and Officers in the Merger”; and

•
various other risks associated with the transaction and the business of CME described in the section entitled “Risk Factors” in CME's annual report on Form 10-K for the fiscal year ended December 31, 2018, quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2019 and any subsequent periodic and current reports filed with the SEC.

In the course of reaching its decision to approve the Merger Agreement, the Statutory Merger Agreement and the Merger and to recommend that CME’s shareholders approve the Merger Proposal, the Board of Directors consulted with CME management and its financial and legal advisors, and reviewed a significant amount of information and considered a number of factors, including the following:

•	the independence and disinterestedness of the Special Committee;

•	the strategic review process and the extent of the outreach to potential counterparties carried out by CME and its financial advisors in connection with the strategic review process;

•	the factors considered by the Special Committee, including the benefits, risks and countervailing factors referenced above; and

•	the unanimous recommendation of the Special Committee.
The foregoing discussion of the factors considered by the Special Committee and the Board of Directors is not intended to be exhaustive but does set forth the material factors considered by the Special Committee and the Board of Directors. In view of the wide variety of factors considered in connection with the evaluation of the Merger and the complexity of these matters, CME’s directors did not consider it practical, and did not attempt to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determinations made by the Special Committee and the Board of Directors. Rather, the Special Committee and the Board of Directors made their respective recommendations based on the totality of information presented to CME’s directors and the investigation conducted by them. In considering the factors discussed above, individual directors may have given different weights to different factors.
After considering these factors and consulting with its legal counsel and its financial advisors, and upon the recommendation of the Special Committee, the Board of Directors has unanimously: (1) determined that the Common Share Consideration for each Class A Share constitutes fair value in accordance with the Companies Act; (2) determined that the Merger Agreement, the Statutory Merger Agreement and the transactions contemplated thereby, including the Merger, on the terms and subject to the conditions set forth therein, are advisable to, and in the best interests of, CME and its shareholders; (3) approved the execution, delivery and performance of the Merger Agreement, the Statutory Merger Agreement and the transactions contemplated thereby, including the merger; (4) subject to the non-solicitation terms of the Merger Agreement, resolved to recommend that the shareholders of CME vote in favor of the adoption of the Merger, the Merger Agreement and the Statutory Merger Agreement; and (5) resolved that the Merger Agreement and the Statutory Merger Agreement be submitted to the shareholders of CME at the Special General Meeting for their adoption and approval.
The foregoing discussion of the factors considered by the Special Committee and the Board of Directors is forward-looking in nature. This information should be read in light of the factors described under the section of this proxy statement titled “Forward Looking Statements.”
The Board of Directors unanimously recommends that you vote “FOR” the Merger Proposal.

Fairness Opinion of Allen & Company
The Company has engaged Allen & Company as its financial advisor in connection with the Merger. In connection with this engagement, the Company requested that Allen & Company render an opinion to the Special Committee and the Board of Directors as to the fairness, from a financial point of view, of the Common Share Consideration to be received by holders of Class A Shares (other than the Company, Parent, Merger Sub, AT&T, each of their respective affiliates and the Dissenting Shareholders) pursuant to the Merger Agreement. On October 27, 2019, at a meeting of the Board of Directors held to evaluate the Merger, Allen & Company rendered an oral opinion, which was confirmed by delivery of a written opinion dated October 27, 2019, to the Special Committee and the Board of Directors to the effect that, as of that date and based on and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken described in such opinion, the Common Share Consideration was fair from a financial point of view.
The full text of Allen & Company’s written opinion, dated October 27, 2019, which describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, is attached as Annex B to this proxy statement and is incorporated by reference herein in its entirety. The description of Allen & Company’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Allen & Company’s written opinion. Allen & Company’s opinion was intended for the benefit and use of the Special Committee (in its capacity as such) and the Board of Directors (in its capacity as such) in connection with their evaluation of the Common Share Consideration from a financial point of view and did not address any other terms, aspects or implications of the Merger. Allen & Company’s opinion did not constitute a recommendation as to the course of action that the Company (or the Special Committee or the Board of Directors) should pursue in connection with the Merger or otherwise address the merits of the underlying decision by the Company to engage in the Merger, including in comparison to other strategies or transactions that might be available to the Company or which the Company might engage in or consider. Allen & Company’s opinion does not constitute advice or a recommendation to any shareholder as to how such shareholder should vote or act on any matter relating to the Merger or otherwise.
Allen & Company’s opinion reflected and gave effect to Allen & Company’s general familiarity with the Company as well as information that Allen & Company received during the course of its assignment, including information provided by the management of the Company in the course of discussions relating to the Merger as more fully described below. In arriving at its opinion, Allen & Company neither conducted a physical inspection of the properties or facilities of the Company or any other entity nor made or obtained any evaluations or appraisals of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of the Company or any other entity, or conducted any analysis concerning the solvency or fair value of the Company or any other entity.
In arriving at its opinion, Allen & Company, among other things:

•	reviewed the financial terms and conditions of the Merger as reflected in an execution version, provided to Allen & Company on October 26, 2019, of the Merger Agreement;

•
reviewed the executed Debt Financing Documents, and execution versions of the Equity Commitment Letter and the Limited Guarantee, in each case, in the form provided to Allen & Company on October 26, 2019;

•
reviewed certain publicly available historical business and financial information relating to the Company, including public filings of the Company and historical market prices and trading volumes for Class A Shares;

•
reviewed certain financial information relating to the Company provided to or discussed with Allen & Company by the management of the Company, including certain internal financial forecasts, estimates and other financial and operating data relating to the Company prepared by the management of the Company for fiscal years 2019 through 2023 and as extrapolated by management of the Company for fiscal years 2024 through 2028 (such forecasts, as extrapolated, the “Company Forecasts”);

•	held discussions with the management of the Company relating to the past and current operations, financial condition and prospects of the Company;

•
reviewed and analyzed certain publicly available information, including certain stock market data and financial information, relating to selected companies with businesses that Allen & Company deemed generally relevant in evaluating the Company;

•	reviewed and analyzed certain publicly available financial information relating to selected transactions that Allen & Company deemed generally relevant in evaluating the Merger; and

•	conducted such other financial analyses and investigations as Allen & Company deemed necessary or appropriate for purposes of its opinion.
In rendering its opinion, Allen & Company relied upon and assumed, with the Company’s consent and without independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information available to Allen & Company from public sources, provided to or discussed with Allen & Company by the management and/or other representatives of the Company or otherwise reviewed by Allen & Company. With respect to the Company Forecasts that Allen & Company was directed to utilize for purposes of its analyses, Allen & Company was advised by the management of the Company, and Allen & Company assumed, at the direction of the Company, that the Company Forecasts were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to, and were a reasonable basis upon which to evaluate, the future financial and operating performance of the Company and the other matters covered thereby. Allen & Company expressed no opinion or view as to any financial forecasts, estimates or other financial or operating data or the assumptions on which they were based.
Allen & Company relied, at the direction of the Company, upon the assessments of the management of the Company as to, among other things, (i) the potential impact on the Company of certain market, cyclical, seasonal, competitive and other trends and developments in and prospects for, and governmental, regulatory and legislative policies and matters relating to or otherwise affecting, the media, internet and technology industries, (ii) the technology and intellectual property of the Company (including the validity and associated risks thereof), and (iii) existing and future contracts, agreements and arrangements relating to, and the ability to attract, retain and/or replace, key employees, vendors, customers, advertisers, distributors, strategic partners and other commercial relationships of the Company. Allen & Company assumed, with the consent of the Company, that there would be no developments with respect to any such matters that would be meaningful in any respect to its analyses or opinion.

Further, Allen & Company’s opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Allen & Company as of, the date of its opinion. It should be understood that subsequent developments may affect the conclusion expressed in Allen & Company’s opinion and that Allen & Company assumed no responsibility for advising any person of any change in any matter affecting Allen & Company’s opinion or for updating or revising its opinion based on circumstances or events occurring after the date of its opinion. As the Special Committee and the Board of Directors were aware, the credit, financial and stock markets, and the industry in which the Company operates, have experienced and continue to experience volatility, and Allen & Company expressed no opinion or view as to any potential effects of such volatility on the Company or the Merger.
Allen & Company’s opinion was intended for the benefit and use of the Special Committee (in its capacity as such) and the Board of Directors (in its capacity as such) in connection with their evaluation of the Common Share Consideration from a financial point of view. Allen & Company’s opinion did not constitute a recommendation as to the course of action that the Company (or the Special Committee or the Board of Directors) should pursue in connection with the Merger or otherwise address the merits of the underlying decision by the Company to engage in the Merger, including in comparison to other strategies or transactions that might be available to the Company or which the Company might engage in or consider. Allen & Company’s opinion does not constitute advice or a recommendation to any shareholder as to how such shareholder should vote or act on any matter relating to the Merger or otherwise. Allen & Company did not express any opinion as to the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation or other consideration payable to any officers, directors or employees of any party to the Merger or any related entities, or any class of such persons or any other party, relative to the Common Share Consideration or otherwise. Allen & Company did not address, and expressed no view as to, the consideration payable to holders of the Company’s Class B Common Stock, par value $0.08 per share, the Series A Preferred Share or Series B Preferred Shares, and Allen & Company expressed no view as to the relative amounts to be paid to any class of capital stock of the Company. Allen & Company expressed no opinion as to the price at which Class A Shares (or any other securities) may trade or otherwise be transferable at any time.
In addition, Allen & Company did not express any opinion or view as to any tax or other consequences that might result from the Merger or otherwise, nor did Allen & Company express any opinion or view as to, and Allen & Company relied upon, at the direction of the Company, the assessments of representatives of the Company regarding, legal, regulatory, accounting, tax and similar matters relating to the Company and the Merger, including, without limitation, changes in, or the impact of, tax or other laws, regulations and governmental and legislative policies affecting the Company or the Merger, as to which Allen & Company understood the Company obtained such advice as it deemed necessary from qualified professionals. Allen & Company assumed, with the consent of the Company, that the Merger would be consummated in accordance with its terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, waivers, decrees and agreements for the Merger, no delay, limitation, restriction or condition, including any divestiture or other requirements or remedies, amendments or modifications, would be imposed or occur that would be meaningful in any respect to its analyses or opinion. Allen & Company also assumed, with the consent of the Company, that the final executed Merger Agreement would not differ from the execution version reviewed by Allen & Company in any respect meaningful to Allen & Company’s analyses or opinion. In addition, Allen & Company has assumed that Parent would obtain financing in accordance with the terms set forth in the Financing Documents.

Allen & Company’s opinion was limited to the fairness, from a financial point of view and as of its date, of the Common Share Consideration to be received by holders of Class A Shares (other than the Company, Parent, Merger Sub, AT&T, each of their respective affiliates and the Dissenting Shareholders) pursuant to the Merger Agreement without regard to individual circumstances of such holders of Class A Shares that may distinguish such holders or the securities of the Company held by such holders, and Allen & Company expressed no opinion or view with respect to any consideration received in connection with the Merger by the holders of any other securities, creditors or other constituencies of any party. Allen & Company’s opinion did not address any other terms, aspects or implications of the Merger, including, without limitation, the form or structure of the Merger or any terms, aspects or implications of any fee-funding arrangement or other arrangements, agreements or understandings entered into in connection with, related to or contemplated by the Merger or otherwise.
In connection with its opinion, Allen & Company performed a variety of financial and comparative analyses, including those described below. The summary of the analyses below and certain factors considered is not a comprehensive description of all analyses undertaken or factors considered by Allen & Company. The preparation of a financial opinion or analysis is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion and analyses are not readily susceptible to summary description. Allen & Company arrived at its opinion based on the results of all analyses undertaken and assessed as a whole, and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, Allen & Company believes that the analyses and factors summarized below must be considered as a whole and in context. Allen & Company further believes that selecting portions of the analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses and factors, could create a misleading or incomplete view of the processes underlying Allen & Company’s analyses and opinion.
In performing its financial analyses, Allen & Company considered industry performance, general business and economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of the Company. No company, business or transaction reviewed is identical or directly comparable to the Company, its business or the Merger, nor would individual multiples observed of each of the selected companies or selected transactions be independently determinative of the results of Allen & Company’s selected public companies or selected precedent transactions analysis. An evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed. The estimates of the future performance of the Company in or underlying Allen & Company’s analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by such analyses. These analyses were prepared solely as part of Allen & Company’s analysis of the fairness, from a financial point of view, of the Common Share Consideration to be received by holders of Class A Shares (other than the Company, Parent, Merger Sub, AT&T, each of their respective affiliates and the Dissenting Shareholders) and were provided to the Special Committee and the Board of Directors in connection with the delivery of Allen & Company’s opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the assumptions and estimates used in, and the reference ranges resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as the views of Allen & Company regarding the actual value of the Company.

Allen & Company did not recommend the specific consideration payable in the Merger. The type and amount of consideration payable in the Merger was determined through negotiations between the Company and PPF, rather than by, or based on the recommendation of, any financial advisor, and was approved by the Special Committee and the Board of Directors. The decision to enter into the Merger Agreement was solely that of the Special Committee and the Board of Directors. Allen & Company’s opinion and analyses were only one of many factors considered by the Special Committee and the Board of Directors in its evaluation of the proposed Merger and the Common Share Consideration and should not be viewed as determinative of the views of the Special Committee, the Board of Directors or management with respect to the Merger or the Common Share Consideration.
Financial Analysis
The summary of the financial analyses described in this section entitled “Financial Analysis” is a summary of the material financial analyses provided by Allen & Company in connection with its written opinion, dated October 27, 2019, to the Special Committee and the Board of Directors. The summary set forth below is not a comprehensive description of all analyses undertaken by Allen & Company in connection with its opinion, nor does the order of the analyses in the summary below indicate that any analysis was given greater weight than any other analysis. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Allen & Company, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Allen & Company. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Allen & Company. Future results may differ from those described and such differences may be material. For purposes of calculating the implied equity value per share reference range, Allen & Company assumed a fully diluted share count, including the conversion of the Preferred Shares in accordance with their original terms, not as provided for in the Merger Agreement. For purposes of the financial analyses described below, the term “OIBDA” means operating income before depreciation, amortization of intangible assets and impairment of assets (other than amortization and impairment of program rights) and certain one-time non-recurring items.
Selected Public Companies Analysis. Allen & Company reviewed publicly available financial and stock market information of the Company and the following nine selected European media companies that, based on the exercise of Allen & Company’s professional judgment and experience, Allen & Company considered generally relevant for purposes of analysis, collectively referred to as the “selected companies”:

Selected Companies
Atresmedia Corporación de Medios de Comunicación, S.A.
ITV plc
Mediaset España Comunicación, S.A.
Mediaset S.p.A.
Métropole Télévision S.A.
Nordic Entertainment Group AB
ProSiebenSat.1 Media SE
RTL Group SA
Télévision Française 1 SA

Allen & Company reviewed, among other information, enterprise values, calculated as fully diluted equity values based on closing stock prices on October 25, 2019 plus total debt, preferred equity and non-controlling interests (as applicable) and less cash and cash equivalents and unconsolidated assets (as applicable), as a multiple, to the extent meaningful, of calendar year 2020 estimated OIBDA. Financial data of the selected companies were based on public filings, publicly available Wall Street research analysts’ estimates and other publicly available information. Financial data of the Company was based on the Company Forecasts.
The overall low to high calendar year 2020 estimated OIBDA multiples observed for the selected companies were 3.6x to 12.3x. Allen & Company then applied selected ranges of calendar year 2020 estimated OIBDA multiples derived from the selected companies of 7.5x to 9.5x, respectively, to corresponding data of the Company. This analysis indicated the following approximate implied equity value per share reference ranges for the Company, as compared to the Common Share Consideration:

Implied Equity Value Per Share Reference Range Based on CY2020E OIBDA:	Common Share Consideration
$3.44 – $4.77	$4.58

Selected Precedent Transactions Analysis. Using publicly available information, Allen & Company reviewed financial information relating to the following 11 selected transactions involving European target media companies that, based on the exercise of Allen & Company’s professional judgment and experience, Allen & Company considered generally relevant for purposes of analysis, collectively referred to as the “selected transactions”:

Date Announced	Acquirer	Target
November 15, 2010	Cyfrowy Polsat S.A.	Telewizja Polsat S.A.
April 20, 2011	Sanoma Oyj	SBS Broadcasting B.V. (Netherlands and Belgium)
December 14, 2012	Discovery, Inc.	SBS Broadcasting B.V. (Nordic)
October 28, 2013	AMC Networks Inc.	Chellomedia
January 21, 2014	Discovery, Inc.	Eurosport International SA
May 1, 2014	Viacom Inc.	Channel 5 Broadcasting Limited
March 15, 2015	Scripps Networks Interactive, Inc.	TVN S.A.
July 27, 2015	Altice N.V.	NextRadioTV SA
July 14, 2017	Altice N.V.	Media Capital SGPS, SA
February 1, 2018	TDC Group	Modern Times Group (Nordic Entertainment and Studios)*
July 20, 2018	Telia Company AB	Bonnier Broadcasting AB

* Transaction subsequently withdrawn on February 12, 2018.

Allen & Company reviewed, among other information, transaction values of the selected transactions, calculated as the enterprise values implied for the target companies or businesses involved in the selected transactions based on the consideration or assumed consideration paid or payable in the selected transactions as a multiple, to the extent publicly available and meaningful, of the latest 12 months OIBDA of the target company or business as of the applicable announcement date of such transaction. Financial data for the selected transactions were based on public filings, publicly available Wall Street research analysts’ estimates and other publicly available information. Financial data of the Company was based on the Company’s public filings, the latest 12 months OIBDA as of September 30, 2019 as provided by the Company, and the Company Forecasts.
The overall low to high latest 12 months OIBDA observed for the selected transactions were 9.1x to 17.4x (with a mean of 11.7x and a median of 11.1x). Allen & Company then applied a selected range of the latest 12 months OIBDA multiples of 9.5x to 12.5x, derived from the selected transactions to corresponding data (as of September 30, 2019) of the Company. This analysis indicated the following approximate implied equity value per share reference ranges for the Company, as compared to the Common Share Consideration:

Implied Equity Value Per Share Reference Range Based on LTM OIBDA	Common Share Consideration
$4.36 – $6.22	$4.58

Discounted Cash Flow Analysis. Allen & Company performed a discounted cash flow analysis of the Company by calculating, based on the Company Forecasts, the estimated present value (as of September 30, 2019) of the standalone unlevered, after-tax free cash flows that the Company was forecasted to generate during the three months ending December 31, 2019 through the full fiscal year ending December 31, 2028. Terminal values for the Company were calculated by applying to the Company’s estimated OIBDA for the fiscal year ending December 31, 2028 a selected range of terminal value OIBDA multiples of 6.5x to 8.5x. The cash flows and terminal values were then discounted to present value (as of September 30, 2019) using a selected range of discount rates based on the Company’s estimated weighted average cost of capital of 8.25% to 9.25%. This analysis indicated the following approximate implied equity value per share reference range for the Company, as compared to the Common Share Consideration:

Implied Equity Value Per Share Reference Range	Common Share Consideration
$4.16 – $5.31	$4.58

Certain Additional Information
Allen & Company observed certain additional information that was not considered part of its financial analyses for its opinion but was noted for informational reference, including the following:

•
unaffected 12-month trading range of the Class A Shares during the 52-week period ended March 22, 2019, which was the last full trading day prior to the Company’s announcement on March 25, 2019 that it was commencing a process to explore and evaluate potential strategic alternatives and which indicated closing trading prices for the Class A Shares during such period of approximately $2.67 and $4.40 per share, respectively; and

•
unaffected undiscounted analyst share prices targets for the Class A Shares on March 22, 2019 as reflected in selected publicly available Wall Street research analysts’ reports, which indicated an overall low to high target stock price range for the Class A Shares of $3.70 to $5.00 per share.

Miscellaneous
The Company selected Allen & Company as its financial advisor in connection with the Merger based on, among other things, Allen & Company’s reputation, experience and familiarity with the Company and the industry in which the Company operates. Allen & Company, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and related financings, bankruptcy reorganizations and similar recapitalizations, negotiated underwritings, secondary distributions of listed and unlisted securities, and valuations for corporate and other purposes. In the ordinary course, Allen & Company as a broker-dealer and certain of Allen & Company’s affiliates and/or related entities and employees have invested or may invest, hold long or short positions and may trade, either on a discretionary or non-discretionary basis, for their own account or for those of Allen & Company’s clients, in the debt and equity securities (or related derivative securities) of the Company, Parent, PPF, AT&T and/or their respective affiliates and/or, in the case of PPF, its portfolio companies. As of October 25, 2019, the date of Allen & Company’s material business relationships disclosure to the Special Committee and the Board of Directors, Allen & Company did not hold an investment in the Company, Parent, PPF, AT&T and/or their respective affiliates and/or, in the case of PPF, certain specified portfolio companies. The issuance of Allen & Company’s opinion was approved by Allen & Company’s fairness opinion committee.
For Allen & Company’s financial advisory services, the Company has agreed to pay Allen & Company an aggregate fee of $27 million, a portion of which was payable upon delivery of Allen & Company’s opinion and $24 million of which is contingent upon consummation of the Merger. The Company also has agreed to reimburse for a portion of Allen & Company’s reasonable expenses and to indemnify Allen & Company and related parties against certain liabilities, including liabilities under the federal securities laws, arising out of its engagement.

Although Allen & Company has not provided, during the two-year period prior to the date of its opinion, investment banking services unrelated to the Merger to the Company and/or its affiliates (other than to Time Warner Inc. in connection with AT&T’s acquisition of Time Warner Inc.) for which Allen & Company has received compensation, Allen & Company may provide such services to the Company and/or its affiliates in the future, for which services Allen & Company would expect to receive compensation. In relation to its services to Time Warner Inc. in connection with AT&T’s acquisition of Time Warner Inc., Allen & Company received a cash fee of $55 million. Allen & Company has not provided, during the two-year period to the date of its opinion, and is not currently providing, investment banking services to PPF, for which Allen & Company has received compensation, however, Allen & Company may provide such services to PPF and/or its affiliates in the future, for which services Allen & Company would expect to receive compensation. Allen & Company has not provided, during the two-year period to the date of its opinion, and is not currently providing, investment banking services to AT&T, for which Allen & Company has received compensation, however, Allen & Company may provide such services to AT&T and/or its affiliates in the future, for which services Allen & Company would expect to receive compensation.
CME’s Unaudited Financial Projections
Other than annual financial guidance provided to investors, which generally addresses OIBDA and unlevered free cash flow, CME does not as a matter of course publicly disclose forecasts or projections as to future revenues, OIBDA, earnings or other financial results due to, among other things, the inherent unpredictability of the underlying assumptions and estimates. However, CME management prepared non-public internal financial projections presented below in connection with the evaluation of a potential sale of CME during the strategic review process. CME is including a summary of the unaudited financial projections to provide shareholders with access to certain previously non-public information that was shared with and considered by the Special Committee, the Board of Directors and CME’s financial advisors in connection with the strategic review process.
These unaudited financial projections were not prepared with a view toward public disclosure, nor were they prepared with a view toward complying with U.S. generally accepted accounting principles (“GAAP”), published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts. In addition, these unaudited financial projections were not prepared with the assistance of, or reviewed, compiled or examined by, independent accountants. Any non-GAAP financial measures should not be viewed as a substitute for, or considered in isolation from, GAAP financial measures. In addition, non-GAAP financial measures such as those used in CME’s unaudited financial projections may be different from similarly named non-GAAP financial measures used by other companies. CME management believes that presentation of these non-GAAP financial measures provides useful information to shareholders regarding CME’s financial condition and results of operations. In particular, CME management evaluates CME’s consolidated results and the performance of its segments based on net revenues and OIBDA and believes that OIBDA is useful to shareholders because it provides a meaningful representation of CME’s performance, as it excludes certain items that do not impact either CME’s cash flows or the operating results of CME’s operations. Additionally, CME management believes that unlevered free cash flow is useful to shareholders because it best illustrates the cash generated by CME’s operations when comparing periods. OIBDA and unlevered free cash flow are also used as components in determining management bonuses.

The non-GAAP financial measures were relied upon by Allen & Company for purposes of its financial analyses and opinion and by the Board of Directors and the Special Committee in connection with their consideration of the Merger. Financial measures provided to a financial advisor in connection with a business combination transaction are excluded from the definition of non-GAAP financial measures and therefore are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not relied upon by Allen & Company for purposes of its financial analyses and opinion or by the Board of Directors or the Special Committee in connection with their consideration of the Merger. Accordingly, we have not provided a reconciliation of the financial measures.
The unaudited financial projections are subjective in many respects and therefore subject to interpretation. Although presented with numeric specificity, the unaudited financial projections reflect a number of estimates and assumptions with respect to industry performance, competition, general business conditions as well as economic, market and financial conditions and matters specific to CME’s businesses, all of which are difficult to predict and many of which are beyond CME’s control. CME cannot provide any assurance that the assumptions underlying the unaudited financial projections will be realized. Many of the assumptions reflected in the unaudited financial projections are subject to change and such projections do not reflect any revised prospects for CME’s business, changes in general business or economic conditions or any other transaction or event that was not known or anticipated at the time such financial information was prepared. Accordingly, there can be no assurance that the results reflected in any of the unaudited financial projections will be realized or that actual results will not differ materially from such unaudited financial projections.
Important factors that may affect actual results and result in such unaudited financial projections not being achieved include, but are not limited to, risks and uncertainties pertaining to CME’s business, industry performance, general business and economic conditions, customer requirements, competition and adverse changes in applicable laws, regulations or rules, including those risks and uncertainties detailed in the sections entitled “Forward-looking Statements” in this proxy statement and the sections entitled “Risk Factors” and “Forward-looking Statements” in CME’s annual report on Form 10-K for the fiscal year ended December 31, 2018, quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2019 and other periodic and current reports filed with the SEC.
CME has not represented to any shareholder or any other person that such unaudited financial projections can be achieved. The unaudited financial projections, which cover multiple years, should not be relied on to predict actual future results or events nor be construed as financial guidance.
The unaudited financial projections do not give effect to the Merger, the expenses that may be incurred in connection with consummating the Merger, the potential synergies that may be achieved by the combined company as a result of the Merger, the effect on CME of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed, or the effect of any business or strategic decisions or actions that would likely have been taken if the Merger Agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the Merger. Furthermore, the unaudited financial projections do not take into account the effect on CME of any possible failure of the Merger to occur.
Except as may be required by applicable laws, CME undertakes no obligation to update or otherwise revise the unaudited financial projections to reflect circumstances existing after the date any such unaudited financial projections were prepared or to reflect the occurrence of future events.
In light of the foregoing, CME’s shareholders are cautioned not to place unwarranted reliance on such information, and shareholders are urged to review CME’s most recent SEC filings for a description of its reported financial results. For more information on CME’s reported financial results, see the section of this proxy statement captioned “Where You Can Find More Information.” The numbers included as part of the unaudited financial projections described below were rounded to the nearest dollar for purposes of presentation.

April 2019 Projections
In April 2019, CME’s management prepared unaudited financial projections for fiscal years 2019 through 2022 described below based on CME’s 2019 budget and long-term plan, which were adjusted to reflect the inclusion of CME’s Slovenian operations in continuing operations after the termination of an agreement with Slovenia Broadband S.a.r.l. for the prospective sale of the Slovenian operations in January 2019 and the performance of CME’s businesses year-to-date, translated at revised exchange rates. See the section of this proxy statement below captioned “The Merger— CME’s Unaudited Financial Projections—Foreign Exchange Rates Used for Projections” for more details. These unaudited financial projections are referred to as the “April 2019 Projections.” The April 2019 Projections were made available to the Special Committee in connection with CME’s strategic review process and were reviewed by the Special Committee in its meetings on April 4, 2019. The April 2019 Projections were also provided to Allen & Company. The April 2019 Projections were included in the management presentations made or delivered in April and early May 2019 to sixteen bidders, including PPF, in connection with such bidders’ due diligence review of CME.
The April 2019 Projections are summarized in the following table:

	Fiscal Year
($ in millions)	2019	2020	2021	2022

Revenues	$696	$733	$751	$773
Costs	456	479	483	493
OIBDA (1)	241	254	268	280
Unlevered Free Cash Flow (2)	$168	$177	$192	$202

Note: For more information regarding the foreign currency exchange rates underlying the unaudited financial projections presented above, see the section below captioned “Foreign Exchange Rate Used for Projections.”

(1) “OIBDA” is a non-GAAP term that is defined as operating income before depreciation, amortization of intangible assets and impairment of assets (other than amortization and impairment of program rights) and certain one-time non-recurring items.

(2) Unlevered Free Cash Flow is a non-GAAP term that is defined as free cash flow before cash payments for interest and Guarantee Fees (as defined below). Free cash flow is defined as net cash generated from continuing operating activities less purchases of property, plant and equipment, net of disposals of property, plant and equipment and excluding the cash impact of certain one-time non-recurring items that are not included in costs charged in arriving at OIBDA.

In connection with Warner Media’s guarantees of CME’s senior credit facilities, CME entered into a reimbursement agreement with Warner Media, which provides for the payment of guarantee fees (the “Guarantee Fees”) to Warner Media as consideration for those guarantees, and the reimbursement to Warner Media of any amounts paid by them under any guarantee or through any loan purchase right under the reimbursement agreement exercised by it. For more information on the Guarantee Fees, see CME’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2019 as filed with the SEC on October 17, 2019.

October 2019 Projections
CME’s management subsequently prepared in October 2019 a set of unaudited financial projections that covered fiscal years 2019 through 2023, and extrapolated for fiscal years 2024 through 2028. These projections reflected the actual results of CME’s business year-to-date and its outlook, translated at revised exchange rates. See the section of this proxy statement below captioned “The Merger— CME’s Unaudited Financial Projections—Foreign Exchange Rates Used for Projections” for more details. Since the preparation of the April 2019 Projections, the U.S. dollar had strengthened significantly against the currencies primarily used by CME’s businesses, which had an impact both on the expected actual performance of the business on a full-year basis in 2019 and the projected performance of the business during the period covered by the long-term` plan, when translated to U.S. dollars. We refer to these projections as the “October 2019 Projections.” The October 2019 Projections were made available to the Special Committee in connection with CME’s strategic review process and the Special Committee’s evaluation of the transactions contemplated by the Merger Agreement and were reviewed by the Special Committee and by the Board of Directors in their meeting on October 27, 2019. The October 2019 Projections were also made available to Allen & Company for its use and reliance in connection with its financial analyses and opinion described under “The Merger-Fairness Opinion of Allen & Company.” The October 2019 Projections were not made available to PPF or any other bidders.
The October 2019 Projections are summarized in the following tables:

	Fiscal Year
						Extrapolation
($ in millions)	2019 (3)	2020	2021	2022	2023	2024	2025	2026	2027	2028
Revenues	$684	$720	$735	$757	$776	$794	$812	$828	$844	$861
Costs	442	467	471	483	491	501	511	522	532	543
OIBDA (1)	242	253	265	275	285	292	300	306	312	319
Unlevered Free Cash Flow (2)	$171	$183	$188	$196	$207	$213	$218	$223	$228	$232

Note: For more information regarding the foreign currency exchange rates underlying the unaudited financial projections presented above, see the section below captioned “Foreign Exchange Rate Used for Projections.”

(1) “OIBDA” is a non-GAAP term that is defined as operating income before depreciation, amortization of intangible assets and impairment of assets (other than amortization and impairment of program rights) and certain one-time non-recurring items.

(2) Unlevered Free Cash Flow is a non-GAAP term that is defined as free cash flow before cash payments for interest and Guarantee Fees. Free cash flow is defined as net cash generated from continuing operating activities less purchases of property, plant and equipment, net of disposals of property, plant and equipment and excluding the cash impact of certain one-time non-recurring items that are not included in costs charged in arriving at OIBDA.

(3) The projected performance for 2019 assumes that the revised exchange rates used in the October 2019 Projections were in effect for the full year.

Foreign Exchange Rates Used for Projections
CME’s reporting currency is U.S. dollar and its functional currency is Euro. CME’s consolidated revenues and costs are divided across a range of European currencies. Any strengthening of the U.S. dollar versus such other European currencies compared to the rates used in the April 2019 Projections and October 2019 Projections will have a negative impact on the projected results under such projections, when translated to U.S. dollars. The foreign exchange rates used for the April 2019 Projections and the October 2019 Projections are summarized in the following table:
Foreign Exchange Rates Used for Projections

	April 2019 Projections (1)	October 2019 Projections (2)

EUR/USD	1.15	1.10
USD/EUR	0.870	0.909
USD/CZK	22.50	23.50
USD/RON	4.20	4.30
USD/BGN	1.70	1.78
Note: EUR represents Euro, USD represents U.S. Dollar, CZK represents Czech Koruna, RON represents Romania Leu and BGN represents Bulgarian Lev.

(1) Prepared based on exchange rates prevailing at that time and near-term third party forecasts of forward rates.

(2) Prepared based on exchange rates prevailing at that time.

Interests of CME’s Directors and Executive Officers in the Merger
When considering the recommendation of the Special Committee and the Board of Directors that you vote to approve the Merger Proposal, the Compensation Advisory Proposal and the Adjournment Proposal, you should be aware that CME’s directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of shareholders generally, as more fully described below. Each of the Special Committee and the Board of Directors was aware of and considered these interests, among other matters, to the extent that they existed at the time, in approving the Merger Proposal and the Compensation Advisory Proposal and in recommending that the Merger Proposal, the Compensation Advisory Proposal and the Adjournment Proposal be approved by shareholders. These interests are described in more detail below and, where applicable, are quantified in the narrative and the tables below.
Arrangements with Parent
As of the date of this proxy statement, none of CME’s named executive officers has entered into any agreement with Parent or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, the Surviving Company or one or more of its affiliates. Prior to and following the Effective Time, however, certain of CME’s named executive officers may have discussions, and following the Effective Time, may enter into agreements with Parent or the Surviving Company, its subsidiaries or its affiliates regarding employment with, or the right to purchase or participate in the equity of, the Surviving Company or one or more of its affiliates.

However, as discussed in the section entitled “Payments At or Following Change in Control,” in connection with the Merger, each of CME’s named executive officers has entered into a retention award agreement with CME and will be entitled to a retention payment (the “Retention Bonus”) under such agreement. Payment will be made on the consummation of the Merger or, if earlier, the termination of the Merger Agreement; provided, however, that in the event of involuntary termination without cause or a voluntary termination for Good Reason prior to such date, each named executive officer will still be entitled to the Retention Bonus.
Insurance and Indemnification of Directors and Executive Officers
Parent has agreed to, and has agreed to cause the Surviving Company to, honor and fulfill in all respects the obligations of the Company, to the fullest extent permissible under applicable law, under the Company’s governing documents in effect as of October 27, 2019 and under any indemnification or other similar agreements in effect on such date to the directors, officers and other employees of the Company covered under such governing documents or indemnification agreements (collectively, the “Covered Persons”) arising out of or relating to actions or omissions in their capacity as such occurring prior to the Effective Time, including in connection with the approval of the Merger Agreement and the transactions contemplated thereby. Without limiting the foregoing, for a period of six years after the Effective Time, Parent has also agreed to cause the Surviving Company to undertake certain indemnification and expense advancement obligations with respect to each Covered Person. For a period of six years after the Effective Time, the memorandum of association and bye-laws of the Surviving Company must contain provisions related to indemnification, advancement of expenses and exculpation of Covered Persons no less favorable than the corresponding provisions currently contained in the Company’s governing documents.
Prior to the Effective Time, the Company is required to obtain a six-year “tail” insurance policy with a claims period of at least six years after the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance, with benefits and levels of coverage that are at least as favorable, in the aggregate, to the applicable Covered Person, as the Company’s existing policies with respect to matters existing or occurring at or prior to the Effective Time; provided that in no event will the Company be required to expend in the aggregate an annual premium for such policies in excess of 300% of the last annual premium paid by the Company for such insurance prior to October 27, 2019.
Treatment of Company Options and Company RSUs
The Company has from time to time granted time-based awards and performance-based awards under the Central European Media Enterprises Ltd. 2015 Stock Incentive Plan (the “Company Equity Plan”) of Company Options and Company RSUs. As of January 3, 2020, there were 1,822,824 Class A Shares subject to outstanding Company Options (with an exercise price below the Common Share Consideration) and 2,100,638 Class A Shares subject to outstanding Company RSUs, in each case, held by CME’s directors and named executive officers, as a group. The Company’s Amended and Restated Stock Incentive Plan expired on June 1, 2015, and there are no awards outstanding under the Amended and Restated Stock Incentive Plan.
Immediately prior to the Effective Time, each Company Option that is outstanding and unvested will become immediately vested and be exercisable in full and each Company Option that remains outstanding and unexercised as of such time will be automatically canceled, and the holder thereof will be entitled to receive a cash payment (less the amount of any applicable tax withholding) in an amount equal to the product of (i) the total number of Class A Shares underlying such unexercised Company Option immediately prior to the Effective Time and (ii) the excess, if any, of the Common Share Consideration over the exercise price per Class A Share subject to each such Company Option.

Immediately prior to the Effective Time, all restrictions on Company RSUs will lapse and each Company RSU outstanding immediately prior to the Effective Time will become immediately vested, and will be canceled in exchange for the right of the holder of such Company RSU to receive the Common Share Consideration (less the amount of any applicable tax withholding) with respect to each Class A Share underlying such Company RSU. With respect to any Company RSU that has performance-based vesting conditions, the number of Class A Shares subject to such Company RSU when such Company RSU vests and performance restrictions thereon lapse in accordance with the foregoing will be determined in accordance with the corresponding award agreement.
Summary of Outstanding Equity Awards
The table below sets forth the number of vested Company Options, unvested Company Options and Company RSUs held by the Company’s named executive officers and directors, and the value that the named executive officers and directors can expect to receive for such equity-based awards at the Effective Time based on the Common Share Consideration, assuming for this purpose that the Merger was completed on January 1, 2020. Certain awards that are now unvested and included in the table below may vest or be forfeited pursuant to their terms, independent of the Merger, until the Effective Time of the Merger. Further, as described in the section entitled “Payments at or Following Change in Control,” with respect to performance-based Company RSUs that relate to the period from 2019 through 2022, the number of Company RSUs that may be earned are determined based on actual performance for any completed fiscal year and target performance for any uncompleted period. Accordingly, depending upon actual performance in any fiscal year that is completed, the number of vested performance-based Company RSUs may vary from what is described below.

Name	Unvested Company Options (#)	Unvested Company Options ($)	Vested Company Options (#)	Vested Company Options ($)	Company RSUs (#)	Company RSUs ($)	Total ($)
Named Executive Officers
Michael Del Nin co-Chief Executive Officer	32,140	68,137	596,420	1,349,410	669,979	3,068,504	4,486,051
Christoph Mainusch co-Chief Executive Officer	32,140	68,137	596,420	1,349,410	669,979	3,068,504	4,486,051
David Sturgeon Chief Financial Officer	12,856	27,255	238,568	539,764	242,845	1,112,230	1,679,249
Daniel Penn General Counsel	16,070	34,068	298,210	674,705	303,449	1,389,796	2,098,570
Directors
John K. Billock	—	—	—	—	58,220	266,648	266,648
Peter Knag	—	—	—	—	—	—	—
Alfred Langer	—	—	—	—	50,343	230,571	230,571
Parm Sandhu	—	—	—	—	53,768	246,257	246,257
Kelli Turner	—	—	—	—	52,055	238,412	238,412
Trey Turner	—	—	—	—	—	—	—

Under the terms of the Merger Agreement, CME is prohibited from granting additional equity awards during the pendency of the Merger. In lieu of granting the equity awards it otherwise would have granted in respect of 2020 as the long-term equity incentive component of the total direct compensation, on December 3, 2019, CME granted cash awards to each of the named executive officers (the “Cash Award”) having a value equivalent to the corresponding annual long-term equity incentive awards that the Cash Award is replacing. Such Cash Awards will be payable in four equal instalments on each anniversary of the grant date, and the full amount of the Cash Awards will be payable in connection with a change in control, an involuntary termination without cause or voluntary termination for Good Reason pursuant to the terms of the underlying agreement. For the named executive officers, the amounts of these Cash Awards is set forth in the section entitled “Payments At or Following Change in Control.”
Severance Entitlements
Each named executive officer has entered into an employment agreement with the Company or one of its subsidiaries, and these agreements are all governed by English law. Each agreement provides for compensation in the event of an involuntary termination without cause or a voluntary termination for Good Reason. These termination payments were negotiated with each named executive officer individually and do not conform to a single policy or model.
Further, as described above in the section entitled “Summary of Outstanding Equity Awards,” and below in the section entitled “Payments At or Following Change in Control,” each named executive officer is entitled to receive any unpaid amount of the Retention Bonus and Cash Award in the event of an involuntary termination without cause or a voluntary termination for Good Reason prior to consummation of the Merger pursuant to the terms of the underlying agreement.
Michael Del Nin and Christoph Mainusch

Messrs. Del Nin and Mainusch are each employed for an indefinite term pursuant to an amended and restated employment agreement dated as of December 21, 2017, as amended from time to time. Pursuant to his employment agreement, each of these named executive officers may terminate his employment following certain uncured material breaches by CME, which following a change in control also include Class A Shares ceasing to publicly trade on Nasdaq, specified changes in the composition of the Board of Directors of the Company, as well as the expiration of a six-month period following such change in control (each, “Good Reason”). If the Company terminates either named executive officer without cause or if he terminates for Good Reason, the Company is required to make a severance payment equal to the sum of (i) two times his annual base salary, (ii) two times an amount equal to the average annual bonus paid to him for the two full fiscal years prior to such termination, and (iii) his target bonus for the year in which termination occurs, pro-rated to the termination date. Such amounts will be payable in a single lump sum within 30 days following termination of employment, so long as the named executive officer timely executes and delivers a compromise agreement that would include a release of claims.
Either named executive officer may also terminate his employment at any time on 12 months’ written notice to the Company. CME may elect to make payment in lieu of notice and pay such named executive officer the portion of his annual base salary for the portion of the notice period remaining at the time the Company makes this election.
The Company may terminate either named executive officer at any time for cause without notice. Neither named executive officer is entitled to any severance benefits or any other payment whatsoever (other than base salary and other benefits accrued through the date of termination) if his employment terminates for cause.

If the Company terminates Messrs. Del Nin and Mainusch (other than for cause) or if either terminates his employment for Good Reason, all unvested Company Options granted to Messrs. Del Nin and Mainusch would vest and become fully exercisable immediately prior to the termination date and all time-based Company RSUs would vest and all restrictions thereon would lapse. In addition, any performance conditions for performance-based Company RSUs shall lapse and an amount of performance-based Company RSUs based on performance levels calculated pursuant to the underlying award agreement would vest. Pursuant to the underlying award agreement, performance levels for any completed fiscal year will be based on actual results and performance levels for any fiscal year not yet completed will be based on target levels. In connection with the Merger, each named executive officer’s outstanding Company Options will become vested and immediately exercisable and Company RSUs shall become vested and restrictions shall lapse immediately prior to the Effective Time, and such named executive officer shall be entitled to such consideration in respect thereof as set forth in the section of this proxy statement captioned, “Payments At or Following Change in Control.”
In addition, as described above in the section entitled “Summary of Outstanding Equity Awards,” and below in the section entitled “Payments At or Following Change in Control,” Messrs. Del Nin and Mainusch are entitled to any unpaid Retention Bonus or Cash Award in the event of an involuntary termination without cause or a voluntary termination for Good Reason prior to consummation of the Merger pursuant to the terms of the underlying agreements.
David Sturgeon and Daniel Penn
Messrs. Sturgeon and Penn are each employed for an indefinite term pursuant to an amended and restated employment agreement dated as of December 21, 2017, as amended from time to time. Pursuant to his employment agreement, each of Messrs. Sturgeon and Penn may terminate his employment for Good Reason. The amount of severance owed differs between Messrs. Sturgeon and Penn:

•
if the Company terminates Mr. Sturgeon without cause or if he terminates for Good Reason, the Company shall make a severance payment equal to the sum of (i) his annual base salary, (ii) his target bonus in respect of his notice period, and (iii) his target bonus for the year in which termination occurs, pro-rated to the termination date; and

•
if the Company terminates Mr. Penn without cause or if he terminates for Good Reason, the Company shall make a severance payment equal to the sum of (i) his annual base salary, (ii) two times his target bonus in respect of his notice period, (iii) an amount equal to the cash value of the number of days of holiday in respect of the notice period, and (iv) his target bonus for the year in which termination occurs, pro-rated to the termination date. He shall also be entitled to receive an amount equal to the cash value of the number of days of accrued holiday in that relevant holiday year as well as holiday carried over from previous years.

Severance owed to Messrs. Sturgeon and Penn is payable in a lump sum within 30 days following termination of employment, so long as the named executive officer timely executes and delivers a compromise agreement that would include a release of claims. In addition, subject to the delivery of such a compromise agreement, Messrs. Sturgeon and Penn are each entitled to medical and dental insurance for a period of 12 months following their involuntary termination without cause or voluntary termination for Good Reason.

Either named executive officer may also terminate his employment at any time on 12 months’ written notice to the Company. CME may elect to make payment in lieu of notice and pay such named executive officer the portion of his annual base salary for the portion of the notice period remaining at the time the Company makes this election.

The Company may terminate either named executive officer at any time for cause without notice. Messrs. Sturgeon and Penn are not entitled to any severance benefits or any other payment whatsoever (other than base salary and other benefits accrued through the date of termination) if their employment is terminated for cause.
The equity award agreements for Messrs. Sturgeon and Penn do not provide for the vesting of any awards on termination. Any Company RSUs and unvested Company Options awarded to Messrs. Sturgeon and Penn shall immediately terminate on the date of his termination. In connection with the Merger, each named executive officer’s unvested Company Options shall become vested and immediately exercisable and outstanding Company RSUs shall be vested and all restrictions thereon shall lapse immediately prior to the Effective Time, and such named executive officer shall be entitled to such consideration in respect thereof as set forth in the section of this proxy statement captioned, “Payments At or Following Change in Control.”
In addition, as described above in the section entitled “Summary of Outstanding Equity Awards,” and below in the section entitled “Payments At or Following Change in Control,” Messrs. Sturgeon and Penn are entitled to any unpaid Retention Bonus or Cash Award in the event of an involuntary termination without cause or a voluntary termination for Good Reason prior to consummation of the Merger pursuant to the terms of the underlying agreements.
Payments At or Following Change in Control
The table below, including its footnotes, is intended to provide the information required by Item 402(t) of Regulation S-K regarding the amount of compensation payable to each of the Company’s named executive officers that is based on or otherwise related to the Merger. The calculations for the “double-trigger” payments (i.e. payable only following both a change in control and related termination) below are determined using the Common Share Consideration and are based on certain other assumptions that may or may not actually occur or be accurate on the relevant date and do not reflect certain compensation actions that may occur before the Effective Time. Included in these assumptions, among others, is the possibility that the termination of each of CME’s named executive officers may occur immediately following the consummation of the Merger.
Some of these assumptions are based on information not currently available; as a result, the actual amounts, if any, to be received by CME’s named executive officers may differ in material respects from the amounts set forth below. This compensation set forth in this section (“Payments At or Following Change in Control”) is the subject of an advisory (non-binding) vote as described further in the section of this proxy statement captioned “Proposal 2: Approval of the Compensation Advisory Proposal.” For purposes of calculating the amounts included in the table below, CME has assumed January 1, 2020 as the closing date of the Merger and that each of CME’s named executive officers experiences a qualifying termination immediately following the consummation of the Merger.
Please further note that the employment agreements entered into with the Company’s named executive officers do not provide for “single trigger” vesting of severance benefits upon a change in control, and severance payments are made only if the named executive officer experiences a qualifying termination of employment, which includes a termination by the Company without cause or termination by the named executive officer for Good Reason. However, as set forth in the section of this proxy statement captioned, “Interests of CME’s Directors and Executive Officers in the Merger—Treatment of Company Options and Company RSUs,” each named executive officer’s outstanding equity awards shall be vested on the closing date of the Merger. In addition, the “Cash” column in the table below includes the amounts owed to each named executive officer under the Cash Award and the Retention Bonus, both of which are “single-trigger” in nature and therefore payable upon the closing of the Merger alone. Under the Retention Bonus agreements, Messrs. Del Nin, Mainusch, Sturgeon and Penn will each be entitled to payment in the amount of $2.2 million, $2.0 million, $1.2 million and $1.2 million, respectively. Under the Cash Award agreements, Messrs. Del Nin, Mainusch,

Sturgeon, and Penn will each be entitled to payment in the amount of approximately $1.4 million, $1.4 million, $512 thousand and $641 thousand, respectively.
The employment agreement for each named executive officer contains non-competition provisions applicable for a 12-month period following termination, a covenant regarding corporate opportunities and a prohibition on the use of confidential information.

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Michael Del Nin	9,406,242	4,486,051	—	13,892,293
Christoph Mainusch	9,184,020	4,486,051	—	13,670,071
David Sturgeon	2,901,468	1,679,249	17,421	4,598,138
Daniel Penn	3,686,374	2,098,570	4,966	5,789,910

(1)
(A) For Messrs. Del Nin and Mainusch, this represents for each a cash severance payment equal to the sum of two times his annual base salary, two times an amount equal to his average annual bonus paid to him for the two full fiscal years prior, and his target bonus for the year in which termination occurs, pro-rated to the termination date. For Mr. Sturgeon, this represents the sum of his annual base salary, his target bonus in respect of his notice period, and his target bonus for the year in which termination occurs pro-rated to the termination date. For Mr. Penn, this represents the sum of his annual base salary, two times his target bonus in respect of his notice period, an amount equal to the cash value of the number of days of holiday that would accrue over the 12-month notice period, and his target bonus for the year in which termination occurs pro-rated to the termination date. For each named executive officer, the amounts above are payable in a lump sum within 30 days following termination of employment. The table above does not include any statutory severance or other severance amounts payable under applicable law. Each named executive officer must execute, deliver and not revoke a compromise agreement containing customary terms and conditions within 30 days following the termination date in order to receive these benefits. The cash payments described above include the components described below. The severance-based payments are “double-trigger” in nature in that they will not become payable upon the closing of the Merger alone; the applicable named executive officer has to also incur a qualifying termination. Pursuant to each named executive officer’s employment agreement, CME is obligated immediately prior to the closing of the Merger, to contribute to a trust an amount of cash sufficient to fund 100% of all severance payments owed to the named executive officers. (B) In addition, as noted above, the preceding table includes the amounts owed to each named executive officer under the Cash Award and the Retention Bonus, both of which are “single-trigger” in nature and therefore payable upon the closing of the Merger alone. Under the Retention Bonus agreements, Messrs. Del Nin, Mainusch, Sturgeon, and Penn will each be entitled to payment in the amount of approximately $2.2 million, $2.0 million, $1.2 million and $1.2 million, respectively. Under the Cash Award agreements, Messrs. Del Nin, Mainusch, Sturgeon, and Penn will each be entitled to payment in the amount of approximately $1.4 million, $1.4 million, $512 thousand and $641 thousand, respectively.

Name	Annual Base Salary (US$)	Target Bonus (%)	Average Annual Bonus (US$)	Value of 12 Months’ Holiday Accrual (US$)	Pro-Ration Factor for Target Bonus	Total Contractual Severance Payment (US$)	Retention Bonus (US$)	Cash Award (US$)	Total Cash Payment (US$)
Michael Del Nin	996,000	—	1,905,000	—	—	5,802,000	2,214,242	1,390,000	9,406,242
Christoph Mainusch	996,000	—	1,905,000	—	—	5,802,000	1,992,020	1,390,000	9,184,020
David Sturgeon	580,000	100%	—	—	—	1,160,000	1,229,468	512,000	2,901,468
Daniel Penn	586,000	100%	—	67,615	—	1,825,615	1,219,759	641,000	3,686,374

(2)
As further described above in the section captioned “Interests of CME’s Directors and Executive Officers in the Merger—Treatment of Company Options and Company RSUs,” the equity amount consists of the value attributable to the acceleration, and payment to be received upon cancellation of the Company Options and Company RSUs. With respect to performance-based Company RSUs that relate to the period from 2019 through 2022, the number of Company RSUs that may be earned are determined by measuring performance levels against target immediately prior to the Effective Time, with such performance levels being based on actual performance for any completed fiscal year and target levels for any uncompleted period in accordance with the corresponding award agreement. Accordingly, depending upon actual performance in any fiscal year that is completed, the number of vested performance-based Company RSUs may vary from what is described below.

The amounts shown do not attempt to forecast any grants, additional issuances, dividends, additional deferrals or forfeitures of equity-based awards following the date of this proxy statement. In addition, with respect to performance-based Company RSUs, the amounts shown do not attempt to measure actual performance for the fiscal year ending December 31, 2019. Depending on when the closing date of the Merger occurs, all equity incentive awards will vest or become immediately exercisable prior to the Effective Time and become payable in accordance with the Merger Agreement. The equity-based payments are “single-trigger” in nature as they will become payable immediately upon the closing date of the Merger, whether or not employment is terminated in connection with or following the Merger.
Set forth below are the values for each type of equity incentive award that would vest or become exercisable and become payable in connection with the closing of the Merger, assuming the Common Share Consideration. The value of Company Options is calculated as (1) the amount of the Common Share Consideration (less the exercise price per share attributable to such Company Option), multiplied by (2) the total number of Class A Shares of the Company issuable upon exercise in full of such Company Option.

Name	Company Options ($)	Company RSUs ($)	Total ($)
Michael Del Nin	1,417,547	3,068,504	4,486,051
Christoph Mainusch	1,417,547	3,068,504	4,486,051
David Sturgeon	567,019	1,112,230	1,679,249
Daniel Penn	708,774	1,389,796	2,098,570

(3)
The amounts shown in the table above represent the Company’s cost of providing continued medical and dental insurance for 12 months (for Messrs. Sturgeon and Penn) following termination of employment by the Company without cause or termination by the named executive officer for Good Reason. These benefits are “double-trigger” in nature in that they will not be triggered upon the closing of the Merger alone; the applicable named executive officer has to also incur a qualifying termination. These amounts do not include payments and benefits to the extent they are provided on a non-discriminatory basis to CME’s salaried employees generally upon termination of employment, such as: (i) accrued base salary, (ii) earned but unpaid bonuses, (iii) distributions of plan balances under Company’s 401(k) plan or other defined contribution plans and (iv) accrued holidays.

Financing of the Merger
The obligation of Parent and Merger Sub to consummate the Merger is not subject to any financing condition.
The amounts committed under the financing commitments and other documents described in this section include the funds needed to cover (1) the payment to shareholders and holders of Company Options and Company RSUs of the amounts payable in connection with the Merger pursuant to the Merger Agreement, (2) the repayment, prepayment or discharge of the Company Indebtedness, and (3) the payment of all fees and expenses required to be paid by Parent or Merger Sub in connection with the transactions contemplated by the Merger Agreement and the Statutory Merger Agreement, including those required to be paid at the closing of the Merger in connection with the Merger and the financing thereof.
Although obtaining any proceeds of the financing under the Equity Commitment Letter or the Debt Financing Documents is not a condition to the consummation of the Merger, the failure of Parent and Merger Sub to obtain any portion of the Equity Financing or Debt Financing (or any alternative financing) is likely to result in the failure of the Merger to be completed. In that case, Parent may be obligated to pay CME the Parent Termination Fee of $50 million, as described in the section of this proxy statement captioned “The Merger Agreement—Termination Fees”.
Equity Financing
Pursuant to the Equity Commitment Letter, PPF has agreed, subject to the conditions contained therein, to provide Parent with up to $1.099 billion in cash to fund, together with the proceeds available under the Debt Financing Documents, the aggregate Merger Consideration payable in connection with the Merger pursuant to the Merger Agreement and the payment by Parent or Merger Sub of related fees and expenses in connection with the Merger (the “Equity Financing”).

Funding of the Equity Financing is subject to the terms, conditions and limitations set forth in the Equity Commitment Letter, which conditions include (i) the satisfaction or waiver by Parent or Merger Sub of all conditions precedent set forth in the Merger Agreement to Parent’s and Merger Sub’s obligations to effect the Closing (other than those conditions that by their terms are to be satisfied at the Closing), (ii) the contemporaneous receipt by Parent or Merger Sub of the net cash proceeds of the Debt Financing or any alternative financing provided in accordance with the Merger Agreement and (iii) the contemporaneous closing of the Merger on the terms and subject to the conditions of the Merger Agreement.
The obligation of PPF to fund the Equity Financing will terminate automatically and immediately upon the earliest to occur of (i) the closing of the Merger, (ii) the valid termination of the Merger Agreement in accordance with its terms and (iii) the written assertion by the Company or any of its subsidiaries or their respective representatives acting on the Company’s behalf in any legal proceeding of any claim against PPF, Parent, Merger Sub or any of their related parties (as defined in the Equity Commitment Letter) relating to the Equity Commitment Letter, the Limited Guarantee or the Merger Agreement or any of the transactions contemplated thereby (other than certain non-prohibited claims described therein).
Pursuant to the terms and conditions of the Merger Agreement, Parent and Merger Sub will use reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to arrange and consummate the Equity Financing on the terms and conditions contemplated by the Equity Commitment Letter.
The Equity Commitment Letter provides that CME is an express third party beneficiary thereof in connection with CME’s exercise of its rights related to specific performance under the Merger Agreement. The Equity Commitment Letter may not be waived, amended or modified except by a written instrument signed by Parent, PPF and CME.
Debt Financing
Pursuant to the Debt Financing Documents, the Lenders have committed, subject to the terms thereof, to make available to Parent a €1.1 billion term loan (the “Acquisition and Refinancing Facility”) and a €50 million revolving facility (the “RCF” and, together with the Acquisition and Refinancing Facility, the “Debt Financing”). The Debt Financing Documents also include the opportunity for Parent to incur additional incremental facilities.
The Acquisition and Refinancing Facility is to be utilized to fund a portion of the aggregate Merger Consideration payable to Company shareholders in connection with the Merger and to finance the repayment, prepayment or discharge of the Company Indebtedness and to pay the fees and expenses required to be paid at the closing of the Merger by Parent and Merger Sub contemplated by the Merger Agreement. The RCF is to be utilized for the general corporate and working capital purposes of Parent and its subsidiaries.
The commitments of the Lenders to provide the Acquisition and Refinancing Facility remain in effect until the earliest to occur of (1) the closing date of the Merger, (2) the date that is the fifth business day after the Outside Date (or such other date as the Lenders may agree), (3) the date of any Change of Recommendation, (4) the date upon which Parent notifies the Lenders in writing that it has decided not to proceed with the consummation of the Merger in accordance with the Merger Agreement and (5) the date that the Merger Agreement or the Voting Agreement is terminated or rescinded.
The availability of the Acquisition and Refinancing Facility is subject to delivery of certain documents and evidence (which documents and evidence are within the control of Parent or required in connection with the Merger Agreement) and certain limited conditions precedent, customary for “certain funds” financings of transactions comparable to the Merger.

Pursuant to the Merger Agreement, Parent and Merger Sub have agreed to use their respective reasonable best efforts to satisfy all such conditions precedent and upon satisfaction of all such conditions precedent, to cause the Lenders to fund the Debt Financing at the closing of the Merger and to otherwise enforce their rights under the Debt Financing Documents. Parent and Merger Sub have also agreed not to permit any amendment, replacement, supplement, modification or waiver of the Debt Financing Documents in a manner that would or would reasonably be expected to reduce the aggregate amount of the Debt Financing to less than the amount required (together with equity commitments) to consummate the Merger, delay or prevent the closing of the Merger, or make the timely funding of the Debt Financing less likely to occur.
In the event any portion of the Debt Financing becomes unavailable in the manner or from the sources contemplated in the Debt Financing Documents (other than as a result of the Company’s breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement), Parent and Merger Sub are required under the Merger Agreement to use their reasonable best efforts to arrange and obtain alternative debt financing from the same or alternative financial institutions in an amount that when added with Parent and Merger Sub’s existing cash on hand and the equity financing is sufficient to consummate the transactions contemplated by the Merger Agreement and on terms and conditions that are not materially less favorable, in the aggregate, to Parent or Merger Sub than the terms in the Debt Financing Documents.
The Company and its subsidiaries and their respective representatives are required under the Merger Agreement to use their respective reasonable best efforts to provide Parent such necessary or customary cooperation as may be reasonably requested by Parent to assist Parent in causing the conditions in the Debt Financing Documents to be satisfied and such customary cooperation as is otherwise reasonably necessary and reasonably requested by Parent solely in connection with satisfying such conditions, including (i) assisting with timely preparation of customary presentations, road show materials and bank syndication materials required in connection with the Debt Financing, (ii) furnishing Parent and the Lenders as promptly as practicable with all financial information regarding the Company or its subsidiaries as may be reasonably required under the Debt Financing Documents, (iii) reasonably cooperating with the Lenders to evaluate the Company’s and its subsidiaries’ current assets, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements to the extent customary and reasonable, (iv) requesting customary payoff letters, lien terminations and instruments of discharge to be delivered at the closing of the Merger to allow for the payoff, discharge and termination in full of the Company Indebtedness, (v) furnishing Parent and the Lenders with all documentation and other information reasonably requested by the Lenders (in accordance with their usual practices and procedures) or required by any governmental entities with respect to the Debt Financing under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and any applicable national or international sanctions regime, (vi) assisting in the preparation of, and executing and delivering on the closing date of the Merger, deliverables under the Debt Financing Documents relating to the Debt Financing on substantially the terms contemplated by the Debt Financing Documents and (vii) taking all corporate actions, subject to and only effective upon the occurrence of the Effective Time, as may be reasonably requested by Parent to permit the satisfaction of conditions precedent to the Debt Financing.

Limited Guarantee
Pursuant to the limited guarantee entered into by PPF in favor of CME (the “Limited Guarantee”), PPF has agreed, subject to the terms and conditions set forth therein, to guarantee Parent’s obligation to pay to CME the Parent Termination Fee, if and when due pursuant to the Merger Agreement (subject to an aggregate cap of $50 million), and certain fees, costs and expenses and interest (if any) payable by Parent to the Company pursuant to the Merger Agreement.

The Limited Guarantee will automatically and immediately terminate upon the earliest to occur of (1) the consummation of the closing of the Merger; (2) the receipt in full by CME or its affiliates of the obligations guaranteed by PPF under the Limited Guarantee; and (3) the date that is 180 days after the termination of the Merger Agreement in accordance with its terms in any circumstance pursuant to which Parent would be obligated to pay any of the obligations guaranteed under the Limited Guarantee, if by such date the Company has not made a claim in writing to Parent or PPF for payment of any such obligation.
Subject to the terms and conditions of the Limited Guarantee and the Equity Commitment Letter, CME’s recourse under and pursuant to such documents is CME’s sole and exclusive remedy against PPF and its affiliates (other than Parent, Merger Sub or any subsidiary thereof) in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement, any documents or instruments delivered in connection therewith, or the transactions contemplated thereby.
The Voting Agreement
The following summary describes the material provisions of the Voting Agreement. The description of the Voting Agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the Voting Agreement, which is attached to this proxy statement as Annex A-3 and incorporated into this proxy statement by reference. CME encourages you to read the Voting Agreement carefully and in its entirety because this summary may not contain all the information about the Voting Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Voting Agreement and not by this summary or any other information contained in this proxy statement.
Concurrently with the execution of the Merger Agreement, the Warner Parties entered into a Voting Agreement with the Company and Parent pursuant to which the Warner Parties have committed to appear (in person or by proxy) and to vote (or cause to be voted) the Warner Shares in favor of, and take certain other actions in furtherance of, the transactions contemplated by the Merger Agreement and the Statutory Merger Agreement, including the Merger, and any “say on pay” vote regarding executive compensation, such as the Compensation Advisory Proposal.
Voting Provisions
Under the Voting Agreement, the Warner Parties have agreed, during the term of the Voting Agreement, at any meeting of Company shareholders or in connection with any written consent of the Company shareholders, to appear (in person or by proxy) and to vote (or cause to be voted) all of the Warner Shares (1) in favor of any proposal to adopt the Merger Agreement and the Statutory Merger Agreement and the transactions contemplated thereby, including the Merger, (2) in favor of any proposal or action that (A) is required under applicable law for the transactions contemplated by the Merger Agreement, including the Merger, to be effective and (B) requires consent of the Company’s shareholders to be validly approved, (3) in favor of any “say on pay” vote regarding executive compensation, (4) against any action or agreement that would reasonably be likely to result in a material breach of any covenant or agreement of the Company under the Merger Agreement or the Statutory Merger Agreement, or of a Warner Party under the Voting Agreement if Parent has provided five business days’ advance notice to the Warner Parties in accordance with the terms of the Voting Agreement that such action would reasonably be likely to result in a material breach of any covenant or agreement of the Company contained in the Merger Agreement or the Statutory Merger Agreement, (5) against any Competing Proposal, (6) against any reorganization, recapitalization, liquidation or winding up of the Company and (7) against any action or agreement that would frustrate the purposes, or prevent or materially delay the consummation, of the transactions contemplated by the Merger Agreement.

Grant of Proxy
The Warner Parties have each granted Parent a proxy to vote the Warner Shares or otherwise use such voting power in accordance with the Voting Agreement, and have agreed not to revoke such proxy except to permit such Warner Party to attend the Special General Meeting of the Company or any other meeting of the Company’s shareholders and vote its Warner Shares in accordance with the Voting Agreement.
Restrictions on Transfers and Grants of Proxies
Pursuant to the Voting Agreement, other than in certain limited circumstances, the Warner Parties have agreed that, during the term of the Voting Agreement, they will not, directly or indirectly sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to, the direct or indirect sale, assignment, transfer, encumbrance or other disposition of any of the Warner Shares. Additionally, except as contemplated by the Voting Agreement, until the earlier of the termination of the Voting Agreement and the Requisite Shareholder Approval, the Warner Parties have agreed, without the prior written consent of Parent (which consent cannot be unreasonably withheld, conditioned or delayed), not to grant any proxy, consent or power of attorney, or enter into any voting trust or other arrangement with respect to the voting of the Warner Shares and with respect to any vote on the approval and adoption of the Merger Agreement, the Statutory Merger Agreement.
In addition, during the term of the Voting Agreement, the Warner Parties have agreed not to convert or cause to be converted the Series A Preferred Share or any Series B Preferred Shares held by the Warner Parties into Class A Shares, and the Company has agreed not to redeem any of the Warner Parties’ Series B Preferred Shares.
Non-Solicitation
Additionally, the Warner Parties have each agreed not to, to cause its affiliates not to, and to use reasonable best efforts to cause their respective representatives not to, directly or indirectly (1) solicit or initiate the making or completion of any Competing Proposal, or any inquiry, proposal or offer that constitutes, or would reasonably be likely to lead to, any Competing Proposal, (2) enter into, continue or otherwise participate in any discussions or negotiations with any person regarding or with respect to, or otherwise knowingly facilitate, a Competing Proposal, (3) except to the extent required by applicable law, furnish to any person any information or data concerning the Company or any of its subsidiaries regarding or with respect to any Competing Proposal or (4) approve or recommend, make any public statement approving or recommending, or enter into any agreement relating to, any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a Competing Proposal. Notwithstanding the foregoing, the Warner Parties and their respective affiliates and representatives are permitted to engage in the foregoing activities to the same extent that the Company is permitted to do so pursuant to the terms of the Merger Agreement.

Termination
The Voting Agreement, and the rights and obligations of each party thereto, will automatically terminate upon the earlier to occur of (1) the Effective Time, (2) the termination of the Merger Agreement in accordance with its terms and (3) the mutual written consent of the parties thereto. Additionally, the Warner Parties may terminate the Voting Agreement by providing a written notice to Parent at any time following (a) a Change of Recommendation, (b) January 27, 2021 or (c) enactment of an amendment, waiver or other modification to the Merger Agreement that would be materially adverse to the Warner Parties’ interest in the Company, or the enactment of any amendment, waiver or other modification to the obligations of Parent and the Company under the Merger Agreement to cause the repayment and satisfaction in full of the Company Indebtedness, and the release and discharge of all related liens and shareholder guarantees, pursuant to the terms of the Merger Agreement. If the Voting Agreement is terminated by the Warner Parties, certain covenants contained therein will survive until the earlier to occur of the Effective Time and the termination of the Merger Agreement in accordance with its terms, including (i) the authorization and consent of the Warner Parties to allow Parent to publish and disclose the Warner Parties’ identities and holding of the Warner Shares and the nature of their commitments, arrangements and understandings under the Voting Agreement, (ii) the agreement by the Warner Parties not to exercise any appraisal or dissenters’ rights in connection with the Merger and not to commence or participate in any action with respect to any claim against Parent, Merger Sub, the Company or their respective affiliates with respect to the Merger Agreement, the Statutory Merger Agreement, the Merger or the other transactions contemplated thereby, (iii) certain covenants pertaining to the Company Indebtedness and (iv) the restriction against converting the Series A Preferred Share or any of the Series B Preferred Shares held by the Warner Parties into Class A Shares.
Closing and Effective Time
The closing of the Merger will take place at 10:00 a.m., Bermuda time, at the offices of Conyers Dill & Pearman Limited, Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, no later than the third business day after the satisfaction or waiver of the conditions as described under the section of this proxy statement captioned “The Merger Agreement—Conditions to the Closing of the Merger” (other than any such conditions that by their nature are to be satisfied by action taken at the closing, but subject to the satisfaction or waiver of such conditions at the closing), unless another time, date or place is agreed by the Company and Parent; provided that if the Marketing Period (as described below under the section of this proxy statement captioned “The Merger Agreement—Financing”) has not ended at such time, then the closing of the Merger will occur instead on the date following the satisfaction or waiver of such conditions (other than any such conditions that by their nature are to be satisfied by action taken at the closing, but subject to the satisfaction or waiver of such conditions at the closing) that is the earlier to occur of (a) any business day during the Marketing Period as may be specified by Parent on no less than two business days’ prior written notice to the Company and (b) the business day immediately following the final day of the Marketing Period.
On the closing date of the Merger, Parent, Merger Sub and the Company will execute and deliver the Statutory Merger Agreement. Additionally, on or prior to the closing date of the Merger, the parties will cause an application for registration of the Merger and the Surviving Company to be executed and delivered to the Registrar of Companies in Bermuda. The Merger will become effective at the Effective Time.

Dissenters’ Rights of Appraisal for Company Shareholders
Any shareholder who does not vote in favor of the Merger Proposal and who is not satisfied that it has been offered fair value for its Class A Shares of the Company may, within one month of the giving of the notice calling the Special General Meeting, apply to the Bermuda Court to appraise the fair value of its Class A Shares of the Company, provided that such shareholder fully complies with the requirements of the Companies Act. Under the Voting Agreement, the Warner Parties have waived their rights of appraisal under Bermuda law with regards to the Warner Shares in connection with the Merger.
FOR THE AVOIDANCE OF DOUBT, A FAILURE OF A DISSENTING SHAREHOLDER TO AFFIRMATIVELY VOTE AGAINST THE MERGER PROPOSAL WILL NOT CONSTITUTE A WAIVER OF ITS RIGHT TO HAVE THE FAIR VALUE OF ITS CLASS A SHARES OF THE COMPANY APPRAISED, PROVIDED THAT SUCH DISSENTING SHAREHOLDER DID NOT VOTE IN FAVOR OF THE MERGER PROPOSAL.
The Bermuda Court can determine the fair value to be greater than, less than, or equal to the Common Share Consideration. Where the Bermuda Court has appraised the fair value of any Class A Share of the Company and the Merger has been consummated prior to the appraisal (as is anticipated) then, within one month of the Bermuda Court appraising the value of the Class A Shares, the Surviving Company will pay to such Dissenting Shareholder the Common Share Consideration, plus the difference, if positive, between the Common Share Consideration and the “fair value” of such Class A Shares, as appraised by the Bermuda Court. If the “fair value” of Class A Shares as appraised by the Bermuda Court is lower than or equal to the Common Share Consideration, such Dissenting Shareholder will not be entitled to receive any consideration in addition to the Common Share Consideration.
There is no right of appeal from an appraisal by the Bermuda Court. The costs of any application to the Bermuda Court to appraise the fair value of Class A Shares shall be at the discretion of the Bermuda Court.
Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of the material U.S. federal income tax consequences of the Merger to U.S. Holders and Non-U.S. Holders (as defined below) of Class A Shares whose shares are converted into the right to receive cash pursuant to the Merger. This discussion is limited to shareholders who hold their Class A shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes).
This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, court decisions, published positions of the Internal Revenue Service (the “IRS”), and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations at any time, possibly with retroactive effect.

This discussion is for general information only and does not purport to address all of the tax consequences that may be relevant to shareholders in light of their particular circumstances, including, for example, banks or other financial institutions; tax-exempt organizations; retirement or other tax deferred accounts; S corporations (or investors in S corporations); insurance companies; mutual funds; dealers in stocks and securities; traders in securities that elect to use the mark-to-market method of accounting for their securities; regulated investment companies; real estate investment trusts; entities subject to the U.S. anti-inversion rules; certain former citizens or long-term residents of the United States; shareholders that own or have owned (directly, indirectly or constructively) 5% or more of CME’s Class A Shares (by vote or value); shareholders holding CME’s Class A Shares as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction; shareholders that received their Class A Shares in a compensatory transaction, through a tax qualified retirement plan or pursuant to the exercise of options or warrants; shareholders who own an equity interest, actually or constructively, in Parent following the Merger; U.S. Holders whose “functional currency” is not the U.S. dollar; or shareholders subject to special tax accounting rules as a result of any item of gross income with respect to the Class A Shares being taken into account in an “applicable financial statement” (as defined in the Code).
This discussion does not address any considerations under U.S. federal tax laws other than income taxes, including tax consequences arising from the Medicare tax on net investment income, with respect to the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and any intergovernmental agreements entered in connection therewith and any laws, regulations or practices adopted in connection with any such agreement), or the U.S. federal alternative minimum tax consequences of the Merger. Furthermore, this discussion does not address any state, local or non-U.S. tax consequences or any tax consequences to shareholders that do not vote in favor of the Merger and properly demand appraisal of their Class A Shares under Section 106 of the Companies Act or that entered into a voting agreement as part of the transactions described in this proxy statement.
If a partnership (including an entity or arrangement that is treated as a partnership or other pass-through entity for U.S. federal income tax purposes) holds CME’s Class A Shares, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding Class A Shares of the Company and partners therein should consult their tax advisors regarding the consequences of the Merger.
CME has not sought, and does not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in this discussion, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation.
THIS DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING AND ADVICE. CME URGES YOU TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU IN CONNECTION WITH THE MERGER IN LIGHT OF YOUR OWN PARTICULAR CIRCUMSTANCES, INCLUDING U.S. FEDERAL NON-INCOME TAX CONSEQUENCES, AND TAX CONSEQUENCES UNDER STATE, LOCAL OR NON-U.S. TAX LAWS.

U.S. Holders
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Class A Shares that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust (1) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code or (2) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

The receipt of cash in exchange for CME’s Class A Shares pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Subject to the discussion in the following paragraph regarding the “passive foreign investment company” (or “PFIC”) rules, in general, a U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the Class A Shares surrendered pursuant to the Merger. Gain or loss must be determined separately for each block of shares (that is, shares acquired at the same cost in a single transaction). Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such Class A Shares is more than one year at the time of the completion of the Merger. Long-term capital gains of a non-corporate U.S. Holder (including individuals) are generally eligible for reduced tax rates. The deductibility of capital losses is subject to limitations.
If CME is a PFIC for the current taxable year or has been a PFIC during any prior taxable year in which a U.S. Holder held Class A Shares, special rules would apply to such U.S. Holder’s disposition of Class A Shares in the Merger. Based on the current and anticipated value of CME’s assets and the composition of its income and assets, CME does not believe that it was a PFIC for its taxable year ended in December 31, 2019 or any prior taxable year, nor does CME expect to be a PFIC for the current taxable year. However, this conclusion is a factual determination that is made annually and thus will not be determinable until the close of CME’s current taxable year. U.S. Holders are urged to consult their own tax advisors regarding the application of the PFIC rules to the disposition of Class A Shares in the Merger.
Non-U.S. Holders
For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner of Class A Shares that is, for U.S. federal income tax purposes:

•	a nonresident alien individual;

•	a foreign corporation; or

•	a foreign estate or trust.
Any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:

•
the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30% (or a lower rate under an applicable income tax treaty); or

•
such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty), which gain may be offset by certain U.S. source capital losses of such Non-U.S. Holder.

Information Reporting and Backup Withholding
Information reporting and backup withholding (currently, at a rate of 24%) may apply to the proceeds received by a shareholder pursuant to the Merger. Backup withholding generally will not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such shareholder is not subject to backup withholding tax on IRS Form W-9 (or a substitute or successor form) or (2) a Non-U.S. Holder that (i) provides a certification of such shareholder’s foreign status on the appropriate series of IRS Form W-8 (or a substitute or successor form) or (ii) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.
THE FOREGOING DISCUSSION DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR SHAREHOLDERS. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF EXCHANGING THEIR CLASS A SHARES FOR CASH PURSUANT TO THE MERGER UNDER ANY FEDERAL, STATE, LOCAL OR NON-U.S. TAX LAWS.
Regulatory Approvals Required for the Merger
Generally
The Merger Agreement requires CME, Parent and Merger Sub to use reasonable best efforts to (i) take all appropriate actions and do, or cause to be done, all things necessary, proper or advisable under any applicable law or otherwise to consummate and make effective the transactions contemplated by the Merger Agreement as promptly as practicable, but in no event later than the Outside Date and (ii) obtain from any governmental entities any permits, authorizations, consents, approvals, waiting period expirations or terminations, or orders required to be obtained or made, or avoid any action or proceeding by any governmental entity, in connection with the authorization, execution and delivery of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement.

Without limiting the foregoing, but subject to the provisions described below, the parties have each agreed to use reasonable best efforts to (i) as promptly as reasonably practicable make or cause to be made the applications or filings required to be made under or with respect to any applicable competition laws, required competition approvals, applicable communications laws or required communications approvals in connection with the authorization, execution and delivery of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement, (ii) comply at the earliest reasonably practicable date with any request under or with respect to any of the foregoing laws or approvals for additional information, documents or other materials received by CME, Parent or any of its or their respective affiliates from any governmental entity in connection with such applications or filings or the transactions contemplated by the Merger Agreement, and (iii) coordinate and cooperate with, and give due consideration to all reasonable additions, deletions or changes suggested by, the other party in connection with any filing under or with respect to any applicable competition laws, required competition approvals, applicable communications laws or required communications approvals, and any filings, conferences or other submissions related to resolving any investigation or other inquiry by any applicable governmental entity in connection therewith.
Without limiting the foregoing, but subject to the provisions described below, the parties have each agreed to (i) cooperate with each other and use reasonable best efforts to take, as promptly as reasonably practicable, any and all actions necessary to avoid the entry of any injunction, order, decree, decision, determination or judgment that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by the Merger Agreement, including through the defense of litigation seeking to delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by the Merger Agreement and the proffer and agreement by Parent of its willingness to sell, lease, license or dispose of, or hold separate, any assets, rights, product lines, licenses or businesses or other operations of CME or any of its subsidiaries and (ii) if any such injunction, order, decree, decision, determination or judgment is entered or issued, or becomes reasonably foreseeable, cooperate with each other and use reasonable best efforts to take, as promptly as reasonably practicable, any and all steps necessary to resist, vacate, modify, prevent, reverse, suspend, eliminate or remove such injunction, order, decree, decision, determination or judgment.
Notwithstanding the foregoing, subject to certain exceptions, none of Parent, Merger Sub or any of their respective affiliates, or direct or indirect equity holders (including PPF) or their respective affiliates is required (and CME and its subsidiaries are not permitted to, without Parent’s prior written approval) take or agree to take any action, or agree or commit to any condition or restriction necessary to secure the requisite approvals and authorizations, that would (each of the following, a “Burdensome Condition”): (i) require any action by, or would impose any condition or restriction on, Parent, any of its affiliates or direct or indirect equity holders of Parent (including PPF) or their respective affiliates or any investment funds advised or managed by one or more affiliates of Parent or any direct or indirect portfolio companies thereof or any of their respective businesses, product lines or assets, (ii) require CME, Parent, any of their respective affiliates or direct or indirect equity holders (including PPF) or their respective affiliates or any investment funds advised or managed by one or more affiliates of Parent or any direct or indirect portfolio companies thereof to propose, negotiate, agree, accept, commit to or effect, by consent decree, hold-separate or administrative order or otherwise, the sale, transfer, license, divestiture or other disposition of, or any prohibition or limitation on the ownership, operation or effective control of, any of their businesses, product lines or assets (excluding such actions that would not reasonably be expected to be material to CME or certain of its significant subsidiaries, as applicable) or (iii) materially and adversely interfere with Parent’s or its affiliates’ ability to participate in the management, effectively control, or exercise of full rights of ownership of, CME or materially impair the aggregate economic benefits that Parent and its affiliates reasonably expect to derive from the consummation of the transactions contemplated by the Merger Agreement.

Both CME and PPF operate in the European Union. The EU Merger Regulation requires notification of and approval by the European Commission of mergers or acquisitions involving parties with worldwide and European Union sales exceeding given thresholds. The European Commission has an initial period of 25 working days after its receipt of the notification to issue its decision (“Phase I”). The European Commission may extend this Phase I period to 35 working days, if, within the first 20 working days after submission of the notification, the parties propose remedies to address any competition concerns identified by the European Commission. The European Commission may open an extended investigation, which extends Phase I by up to 90 working days, and can be extended to 105 working days, if remedies are offered after the 55th working day or to 110 working days by request of the parties or by the European Commission with consent of the parties. The Merger cannot be consummated until after the European Commission has issued its clearance decision. Parent is currently planning to file the required notification during the first quarter of 2020.
Communications laws and regulations of certain of the countries in which CME and its subsidiaries operate require that the applicable regulator in each such jurisdiction approve or be notified of the acquisition of control of a broadcasting license-holding company. Accordingly, applications or notifications in connection with the Merger will be timely filed with such regulators, pursuant to the Merger Agreement. The following notification has been filed:

•
a notification of a change of control of Pro TV S.R.L., an indirect subsidiary of CME (“Pro TV”), with the Competition Council of Romania for transmission to the Supreme Council of National Defense of Romania.

In addition, the following approval applications are expected to be filed before the end of the first quarter of 2020:

•	an application for approval from the National Audiovisual Council of Romania regarding the indirect shareholding change in Pro TV; and

•
an application for (i) the prior consent of the Ministry of Culture of the Republic of Slovenia with an indirect change of control in POP TV d.o.o. Ljubljana and Kanal A d.o.o., as television broadcasters, or, alternatively, should the Ministry of Culture of the Republic of Slovenia conclude that such consent is not required, (ii) a decision of the Ministry of Culture of the Republic of Slovenia rejecting the application due to the fact that such consent is not required.

Effect on CME if the Merger is Not Completed
If the Merger Proposal is not approved by shareholders, or if the Merger is not completed for any other reason:

•	Shareholders will not be entitled to, nor will they receive, any payment for their Voting Shares pursuant to the Merger Agreement;

•
CME will remain a public company, CME’s Class A Shares will continue to be listed and traded on Nasdaq and the Prague Stock Exchange and continue to be registered under the Exchange Act, and CME will continue to file periodic reports with the SEC;

•
CME anticipates that CME’s management will operate the business in a manner similar to that in which it is being operated today, and that CME shareholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including, but not limited to, risks and uncertainties with respect to CME’s business, prospects and results of operations, as such may be affected by, among other things, the highly competitive industry in which CME operates and economic conditions;

•
the price of CME’s Class A Shares may decline significantly, and if that were to occur, it is uncertain when, if ever, the price of the Class A Shares would return to the price at which they trade as of the date of this proxy statement;

•
the Board of Directors will continue to evaluate and review CME’s business operations, strategic direction and capitalization, among other things, and will make such changes as are deemed appropriate (irrespective of these efforts, it is possible that no other transaction acceptable to the Board of Directors will be offered or that CME’s business, prospects and results of operations will be adversely impacted); and

•
under certain specified circumstances, CME will be required to pay Parent the Company Termination Fee of $50 million upon the termination of the Merger Agreement, and under certain other specified circumstances, Parent will be required to pay CME the Parent Termination Fee of $50 million upon termination of the Merger Agreement (for more information, please see the section of this proxy statement captioned “The Merger Agreement—Termination Fees”).

THE MERGER AGREEMENT
The following summary describes the material provisions of the Merger Agreement. The descriptions of the Merger Agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A-1 and incorporated into this proxy statement by reference. You should carefully read and consider the entire Merger Agreement and the Statutory Merger Agreement, which are the legal documents that govern the Merger, because this summary may not contain all the information about the Merger Agreement and Statutory Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and the Statutory Merger Agreement and not by this summary or any other information contained in this proxy statement.
The representations, warranties, covenants and agreements described below and included in the Merger Agreement (1) were made only for purposes of the Merger Agreement and as of specific dates, (2) were made solely for the benefit of the parties to the Merger Agreement, and (3) may be subject to important qualifications, limitations and supplemental information agreed to by the Company, Parent and Merger Sub in connection with negotiating the terms of the Merger Agreement. In addition, the representations and warranties may have been included in the Merger Agreement for the purpose of allocating contractual risk between the Company, Parent and Merger Sub rather than to establish matters as facts, and may be subject to standards of materiality applicable to such parties that differ from those applicable to investors. Shareholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosure. The Merger Agreement is described below, and included as Annex A-1, only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding the Company, Parent, Merger Sub or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this proxy statement and in the Company’s filings with the SEC regarding the Company and its business.
The Merger
The Merger Agreement provides that, on the terms and subject to the conditions of the Merger Agreement and the Statutory Merger Agreement, and in accordance with the Companies Act, at the Effective Time, Merger Sub will merge with and into the Company, with the Company continuing as the Surviving Company of such merger and a wholly-owned subsidiary of Parent.
Closing and Effective Time
See the section of this proxy statement captioned “The Merger—Closing and Effective Time.”

Directors and Officers; Certificate of Incorporation; Bye-Laws
At the Effective Time, the board of directors of the Surviving Company will consist of persons listed in the Statutory Merger Agreement to be the directors of the Surviving Company, and the officers of the Company as of immediately prior to the Effective Time will continue as the officers of the Surviving Company, in each case, to hold office in accordance with the memorandum of association and bye-laws of the Surviving Company until their respective successors are duly elected, designated or qualified or until their earlier death, resignation or removal.
At the Effective Time, the memorandum of association of the Surviving Company will be the memorandum of association of CME as in effect immediately prior to the Effective Time, with such memorandum of association being amended such that it is in the form of the memorandum of association of Merger Sub immediately prior to the Effective Time. At the Effective Time, the bye-laws of the Surviving Company shall be the bye-laws of Merger Sub as in effect immediately prior to the Effective Time.

Merger Consideration
Capital Stock
At the Effective Time, and without any action required by the Company, Parent, Merger Sub, any shareholder of the Company or any other person, each Class A Share issued and outstanding immediately prior to the Effective Time will be canceled and cease to exist automatically and each such Class A Share (other than such shares owned by the Company, Parent, Merger Sub or any of their respective direct or indirect wholly-owned subsidiaries) will be converted into the right to receive the Common Share Consideration.
At the Effective Time, and without any action required by the Company, Parent, Merger Sub, any shareholder of the Company or any other person, the Series A Preferred Share and each Series B Preferred Share issued and outstanding immediately prior to the Effective Time will be canceled and cease to exist automatically and will be converted into the right to receive the Series A Preferred Share Consideration and the Series B Preferred Share Consideration, respectively; provided that (1) any conversion of the Series A Preferred Share or any Series B Preferred Shares on or after October 27, 2019 will be deemed to be null and void, (2) any Class A Shares issued as a result of any conversion of the Series A Preferred Share or any Series B Preferred Shares will be canceled and cease to exist automatically and no consideration will be payable in exchange therefor, and (3) the Series A Preferred Share or any Series B Preferred Shares that were the subject of any such conversion will be canceled and cease to exist automatically and converted into the right to receive only the Series A Preferred Share Consideration or the Series B Preferred Share Consideration, as applicable, as if no such conversion had occurred.
Company Equity Awards
Immediately prior to the Effective Time, each Company Option that is unvested will become immediately vested and be exercisable in full and each Company Option that remains outstanding and unexercised as of such time will be automatically canceled, and the holder thereof will be entitled to receive a cash payment (less the amount of any applicable tax withholding) in an amount equal to the product of (i) the total number of Class A Shares underlying such unexercised Company Option immediately prior to the Effective Time and (ii) the excess of the Common Share Consideration over the exercise price per Class A Share subject to each such Company Option.

Immediately prior to the Effective Time, each Company RSU outstanding immediately prior to the Effective Time will become immediately vested and all restrictions thereupon will lapse, and each Company RSU will be canceled in exchange for the right of the holder to receive the Common Share Consideration (less the amount of any applicable tax withholding) with respect to each Class A Share underlying such Company RSU.
Treatment of Dissenting Shares
At the Effective Time, each Dissenting Share will be canceled and cease to exist automatically and, unless otherwise required by applicable law, converted into the right to receive the Common Share Consideration. Additionally, in the event that the “fair value” of a Dissenting Share as appraised by the Bermuda Court under the Companies Act is greater than the Common Share Consideration, Dissenting Shareholders will also be entitled to receive such difference from the Surviving Company. If the “fair value” of Class A Shares as appraised by the Bermuda Court is lower than or equal to the Common Share Consideration, Dissenting Shareholder will not be entitled to receive any consideration in addition to the Common Share Consideration. Under the Voting Agreement, the Warner Parties have waived their rights of appraisal under Bermuda law with regards to the Warner Shares in connection with the Merger. See the section of this proxy statement captioned “The Merger—Dissenters’ Rights of Appraisal for Company Shareholders.”
Under the Merger Agreement, CME has agreed to give Parent (1) prompt notice of any demands received by CME for appraisal of Dissenting Shares (or withdrawals thereof) and any other written instruments or other communications received by CME relating to dissenter or appraisal rights, (2) prompt notice of, to the extent CME has knowledge thereof, any applications to the Bermuda Court for appraisal of the fair value of the Dissenting Shares and (3) to the extent permitted by applicable law, the opportunity to participate with CME in any settlement negotiations and proceedings with respect to any demands for appraisal under the Companies Act. Prior to the Effective Time, the Company will not, without the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisal, settle or compromise or offer to settle or compromise or otherwise negotiate any such demands, or waive any failure by a holder of Class A Shares to timely deliver a written demand for appraisal or any failure to timely take any other action to exercise appraisal rights in accordance with the Companies Act, or agree to do any of the foregoing.
Exchange and Payment Procedures
Prior to the closing, Parent or Merger Sub will designate a reputable international bank or trust company reasonably acceptable to the Company to act as the payment agent in connection with the Merger (the “Paying Agent”). On the closing date of the Merger, Parent or Merger Sub will deposit or cause to be deposited with the Paying Agent cash sufficient to pay the aggregate Merger Consideration to which the Company’s shareholders become entitled pursuant to the Merger Agreement.
As promptly as practicable after the Effective Time (but in no event later than three business days thereafter), the Paying Agent will mail or otherwise provide to (1) each holder of record of a certificate or certificates that immediately prior to the Effective Time represented outstanding Voting Shares (the “Certificates”) whose Voting Shares were converted pursuant to the Merger Agreement, a letter of transmittal in such form as Parent may reasonably specify and instructions for effecting the surrender of the Certificates (or an affidavit of loss in lieu of Certificates) in exchange for payment of the applicable Merger Consideration and (2) each holder of record of non-certificated Voting Shares represented by book-entry (“Book-Entry Shares”), a notice of the effectiveness of the Merger. Upon surrender of a Certificate (or an affidavit of loss in lieu of Certificates) for cancellation to the Paying Agent, together with a duly completed and validly executed letter of transmittal and such other documents as may be required pursuant to the instructions of the Paying Agent, and without any action by any holder of record of any Book-Entry Shares, the holder of such Certificate or Book-Entry Share will be entitled to receive the applicable Merger Consideration for each Voting Share formerly represented by such Certificate or Book-Entry Share, as applicable. If your shares are held in “street name” through a bank, brokerage firm or other nominee, you will receive instructions from your bank, brokerage firm or other nominee as to how to effect the surrender of your “street name” shares in exchange for the consideration.
If any cash deposited with the Paying Agent is not claimed within one year following the Effective Time, the Surviving Company shall be entitled to require the Paying Agent to deliver to it any such funds, and any holder of Certificates or Book-Entry Shares who have not complied with the exchange procedures in the Merger Agreement will thereafter look only to the Surviving Company (subject to abandoned property, escheat and other similar laws) as general creditors thereof with respect to the applicable Merger Consideration payable upon due surrender of their Certificates or Book-Entry Shares and compliance with the exchange procedures set forth in the Merger Agreement, without any interest thereon. Any cash deposited with the Paying Agent that remains unclaimed until such amounts would otherwise escheat to or become property of any governmental entity will, to the fullest extent permitted by applicable law, become the property of the Surviving Company free and clear of any claims or interest of any person previously entitled thereto.
Representations and Warranties
The Merger Agreement contains representations and warranties of the Company, Parent and Merger Sub.
Some of the representations and warranties in the Merger Agreement made by the Company are qualified by, among other things, exceptions relating to the absence of a “Company Material Adverse Effect.” For purposes of the Merger Agreement, “Company Material Adverse Effect” means, with respect to the Company, any change, effect, development, circumstance, condition, state of facts, event or occurrence that, individually or in the aggregate, (i) has a material adverse effect on the financial condition, business, assets, properties, liabilities or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) would prevent or materially delay or materially impair the consummation by the Company of any of the transactions contemplated by the Merger Agreement and the Statutory Merger Agreement; provided, however, that for purposes of clause (i), none of the following will be deemed to constitute a Company Material Adverse Effect or be taken into account when determining whether a Company Material Adverse Effect has occurred or is reasonably likely to exist:

•	general changes in any industry or industries in which the Company or its subsidiaries operate;

•
general changes in legal, tax, economic, political or regulatory conditions, including any changes affecting financial, credit or capital market conditions in Europe or elsewhere in the world where the Company or its subsidiaries have material operations;

•	any generally applicable change in applicable law or GAAP or interpretation of any of the foregoing;

•
the Company’s compliance with the express terms of the Merger Agreement and any action taken or omitted to be taken by the Company at the express written direction or request of or with express written prior consent of Parent;

•
subject to certain exceptions, any effect resulting from the execution, announcement or pendency of the Merger Agreement and the transactions contemplated thereby (including the Merger), including any adverse change in customer, employee, supplier, financing source, licensor, licensee, sub-licensee, joint venture partner or similar relationship;

•
changes in the price or the trading volume of the Class A Shares, in and of itself (however, the effects giving rise or contributing to such changes that are not otherwise excluded from the definition of a “Company Material Adverse Effect” may be taken into account);

•
any failure by the Company to meet any published guidance or analyst estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself, or the Company’s failure to meet the Company’s internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (however, the effects giving rise or contributing to such failure that are not otherwise excluded from the definition of a “Company Material Adverse Effect” may be taken into account); and

•
conditions arising out of acts of terrorism or sabotage, war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, weather conditions or other force majeure events, including any material worsening of such conditions threatened or existing as of October 27, 2019;

provided, further that any effect set forth in the first three bullet points and the last bullet point above may be taken into account in determining whether there is, or would be reasonably expected to be, a Company Material Adverse Effect to the extent such change, effect, development, circumstance, condition, state of facts, event or occurrence materially disproportionately affects the Company and its subsidiaries relative to other similar sized participants in the industry and geographic markets in which the Company and its subsidiaries participate.
In the Merger Agreement, the Company has made customary representations and warranties to Parent and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement or in the confidential disclosure letter delivered in connection therewith and by certain reports filed by the Company with the SEC. These representations and warranties relate to, among other things:

•	the Company’s and its subsidiaries’ due organization, existence, good standing and authority to carry on their business, and the Company’s and its subsidiaries’ organizational documents;

•
the Company’s capitalization, including the absence of any options, warrants, calls, preemptive rights, phantom stock, equity appreciation subscriptions or other rights, agreements, arrangements, understandings or commitments of any kind that obligate the Company or any of its subsidiaries to issue, sell or transfer any shares of capital stock or other voting securities, or obligating the Company or any of its subsidiaries to grant, extend or enter into any such rights, and the absence of any bonds, debentures, notes or other indebtedness of the Company or its subsidiaries having voting rights (or convertible into securities that have such rights);

•	the absence of liens on the Company’s ownership of the equity interests of its subsidiaries;

•
the Company’s corporate power and authority to enter into, perform its obligations under, and consummate the transactions under, the Merger Agreement, and the enforceability of the Merger Agreement against the Company;

•
the declaration of advisability of the Merger Agreement and the Merger by the Board of Directors and the Special Committee, and the approval of the Merger Agreement and the Merger by the Board of Directors and the Special Committee;

•	required governmental consents, approvals, notices and filings in connection with the Merger;

•
the absence of (i) conflicts with, or breaches of any provision of, the Company’s or its subsidiaries’ governing documents, (ii) violations of governmental orders or applicable laws by the Company or its subsidiaries and (iii) violations of, breaches of, defaults under, modifications of or creation of rights of termination, cancelation or acceleration under certain material contracts, in each case as a result of the Company entering into and performing under the Merger Agreement;

•
the Company’s SEC filings since January 1, 2018 and the financial statements included therein, the absence of material misstatements or omissions in such filings, and the absence of certain undisclosed liabilities;

•	the Company’s disclosure controls and procedures and internal controls over financial reporting;

•
the conduct of the Company’s business in the ordinary course since December 31, 2018, and the absence since December 31, 2018 of certain changes, effects, developments, circumstances, conditions, states of facts, events, occurrences that would have or would be reasonably expected to have a Company Material Adverse Effect (as described above);

•	the absence of certain legal proceedings, investigations and governmental orders pending or threatened against the Company, its subsidiaries or their directors or officers;

•	the Company’s and its subsidiaries’ employees and employee benefit plans;

•	labor matters;

•	certain tax matters relating to the Company and its subsidiaries;

•
material contracts to which the Company or its subsidiaries are a party, including the absence of any default or breach under, and compliance with, and validity and effectiveness of, such material contracts;

•	title to, and absence of liens on, the real property and tangible assets of the Company and its subsidiaries;

•	certain environmental matters relating to the Company and its subsidiaries;

•	certain intellectual property of the Company and its subsidiaries;

•	compliance by the Company and its subsidiaries with applicable laws and permits, including compliance with certain anti-corruption and trade control laws;

•	accuracy and truthfulness of the information contained in this proxy statement;

•	the Board of Directors’ and the Special Committee’s receipt of the opinion of Allen & Company;

•	insurance policies of the Company and its subsidiaries;

•	certain related party transactions;

•	the absence of any undisclosed broker’s or finder’s fees; and

•	the inapplicability of any anti-takeover law to the Merger and the other transactions contemplated by the Merger Agreement.
In the Merger Agreement, Parent and Merger Sub have made customary representations and warranties to the Company that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:

•	Parent’s and Merger Sub’s due organization, existence, good standing and authority to carry on their businesses;

•
Parent’s and Merger Sub’s corporate power and authority to enter into, perform their obligations under, and consummate the transactions under, the Merger Agreement, and the enforceability of the Merger Agreement against them;

•	required governmental consents, approvals, notices and filings in connection with the Merger;

•
the absence of (i) conflicts with, or breaches of any provision of, Parent’s or Merger Sub’s governing documents, (ii) violations of governmental orders or applicable laws by Parent or Merger Sub and (iii) violations of, breaches of, defaults under, modifications of or creation of rights of termination, cancelation or acceleration under certain material contracts, in each case as a result of Parent and Merger Sub entering into and performing under the Merger Agreement;

•	the absence of certain legal proceedings, investigations and governmental orders pending or threatened against Parent or any of its subsidiaries (including Merger Sub);

•	the accuracy and truthfulness of the information supplied by Parent and Merger Sub to the Company expressly for inclusion or incorporation by reference in this proxy statement;

•
the absence of (i) any ownership of Voting Shares by PPF, Parent, Merger Sub or any of their respective subsidiaries between October 27, 2019 and the closing date of the Merger, and (ii) any contract, other arrangement or understanding (other than the Merger Agreement or Voting Agreement) for PPF, Parent, Merger Sub and their respective subsidiaries to acquire, hold, vote or dispose of any Voting Shares between October 27, 2019 and the closing date of the Merger;

•
delivery by Parent to the Company of executed copies of the Debt Financing Documents and the Equity Commitment Letter, each of which is in full force and effect and is a valid and binding obligation of Parent and Merger Sub;

•
compliance with the terms of the Debt Financing Documents and the Equity Commitment Letter and, assuming the satisfaction of the conditions to Parent’s obligation to consummate the Merger, the aggregate net proceeds of the Financing being sufficient for the satisfaction of Parent’s and Merger Sub’s obligations under the Merger Agreement;

•
delivery by Parent to the Company of an executed copy of the Limited Guarantee of PPF, which is in full force and effect and is a valid and binding obligation of PPF, and has not been amended, withdrawn or rescinded in any respect, or breached by PPF;

•	the capitalization of Merger Sub and absence of any activities of Merger Sub other than pursuant to consummation of the transactions contemplated in the Merger Agreement;

•	the absence of any undisclosed broker’s or finder’s fees;

•
the absence of agreements between PPF, Parent or Merger Sub or any of their respective subsidiaries or any other person on behalf of Parent or Merger Sub or their respective affiliates, on the one hand, and the Company’s shareholders or management, on the other hand (other than the Merger Agreement, the Statutory Merger Agreement and the Voting Agreement);

•	solvency of the Surviving Company after consummation of the Merger and other transactions contemplated under the Merger Agreement; and

•
Parent’s and Merger Sub’s acknowledgement as to their independent investigation of the Company and its subsidiaries, and the absence of reliance by Parent or Merger Sub upon any representations and warranties not set forth in the Merger Agreement, including with respect to any estimates, projections, predictions, data, financial information, memoranda, presentations or other information provided by the Company.

The representations and warranties contained in the Merger Agreement will terminate at the Effective Time.
Conduct of Business Pending the Merger
Under the Merger Agreement, the Company has agreed that, subject to certain exceptions in the confidential disclosure letter delivered to Parent and Merger Sub in connection with the Merger Agreement, between October 27, 2019 and the Effective Time or the date of termination of the Merger Agreement, unless Parent gives its written consent (which consent cannot be unreasonably withheld, delayed or conditioned) or unless required by the Merger Agreement or applicable law, the Company and its subsidiaries must conduct its and their businesses in all material respects in the ordinary course of business and in compliance, in all material respects, with all applicable laws.
Further, the Company has agreed that, subject to certain exceptions in the confidential disclosure letter delivered to Parent and Merger Sub in connection with the Merger Agreement, between October 27, 2019 and the Effective Time or the date of termination of the Merger Agreement, unless Parent gives its written consent (which consent cannot be unreasonably withheld, delayed or conditioned) or unless required by the Merger Agreement or applicable law, the Company may not, and will not permit any of its subsidiaries to, take any of the following actions:

•	amend, authorize, or propose to amend the organizational or governing documents of the Company or any of its subsidiaries;

•	split, combine, subdivide, recapitalize or reclassify any shares of capital stock or other ownership interests of the Company or any of its subsidiaries;

•
declare, set aside, set a record date for, authorize or pay any dividend or other distribution payable in cash, equity, property or otherwise (or any combination thereof) with respect to Company capital stock or any capital stock or other ownership interests of any of its subsidiaries (except for any dividend or other distribution by the Company’s subsidiaries to the Company or its other subsidiaries);

•
directly or indirectly redeem, purchase or otherwise acquire, or offer to redeem, purchase or otherwise acquire, or modify or amend terms of, any equity interests in the Company or its subsidiaries, except (i) from holders of Company Options in full or partial payment of any exercise price and any applicable taxes payable upon exercise of such options to the extent required or permitted under the terms thereof, (ii) from holders of Company RSUs to the extent required or permitted under the terms of such Company RSUs in full or partial payment of any purchase price and any applicable taxes payable by the holder upon the lapse of restrictions on such awards, or (iii) acquisitions of equity interests by any subsidiary of the Company in another subsidiary of the Company pursuant to contractual obligations existing as of October 27, 2019;

•
authorize for issuance, issue, grant, sell, encumber, deliver, transfer or dispose of, or propose, agree to commit to or authorize the issuance, grant, sale, encumbrance, delivery, transfer or disposition of any equity interests in the Company or any of its subsidiaries, or grant to any person any right the value of which is based on the value of Voting Shares or other capital stock, other than the issuance of Voting Shares reserved for issuance on October 27, 2019 pursuant to the exercise of the Company Options or vesting of Company RSUs outstanding as of October 27, 2019;

•	acquire or agree to acquire any equity interests in any person or any business, division or assets of any person, except for any such purchases of assets in the ordinary course of business;

•
transfer, lease, license, sell, mortgage, pledge, covenant not to assert, abandon, allow to lapse, dispose of, or encumber any material assets or material intellectual property, other than (i) sales, leases, covenants not to assert and licenses of assets or intellectual property in the ordinary course of business, and (ii) dispositions of assets no longer used in the operation of the business;

•
(i) incur, create, assume or otherwise become liable for, or modify in any material respect, any long-term or short-term indebtedness, (ii) assume, guarantee, endorse or otherwise become liable or responsible for the obligations of any other person that is not a Company subsidiary or enter into any “keep well” or other agreement to maintain the financial condition of another person other than a Company subsidiary, (iii) modify in any material respect or change the material terms or extend the maturity of any indebtedness (including refinancing any existing indebtedness), (iv) make any loans, advances or capital contributions to, or investments in, any other person other than a Company subsidiary or advances to employees in the ordinary course of business, (v) cancel any indebtedness or waive any claims or rights thereunder, or (vi) create or suffer to exist any lien (other than certain permitted liens) on any of the Company’s or its subsidiaries’ assets in each case, except for (A) intercompany indebtedness, (B) indebtedness for borrowed money under the Company’s credit facilities existing as of October 27, 2019 incurred in the ordinary course of business for working capital purposes, (C) letters of credit issued in the ordinary course of business, (D) the extension, renewal or replacement of capital leases in the ordinary course on comparable terms and conditions as those capital leases existing as of October 27, 2019, (E) repayment of existing indebtedness in the ordinary course of business to the extent repayment does not require the payment of any pre-payment or similar fees and (F) incurrence of indebtedness in accordance with the Company’s existing credit facility with Warner Media;

•
except (i) as required by the terms of any company benefit plan in effect on October 27, 2019, or (ii) to the extent necessary to comply with applicable law, (A) increase the salary or target bonus of any directors, officers, employees or consultants of the Company or its Subsidiaries other than annual increases in salary or compensation that do not exceed 4% in the aggregate, or increase in any manner the pension or other similar benefits, severance or termination pay of any of the Company’s or its subsidiaries’ directors, officers, employees or consultants; (B) become a party to, establish, amend, commence participation in, terminate or commit itself to the adoption of any stock option plan or other stock-based compensation plan, or any compensation, severance, pension, retirement, profit-sharing, welfare benefit, or other employee benefit plan or agreement with or for the benefit of any of the Company’s or its subsidiaries’ current or former directors, officers, employees or consultants; (C) accelerate the vesting of or lapsing of restrictions with respect to any stock-based compensation or other long-term incentive compensation under any benefit plan; (D) grant any new awards under any benefit plan (however, the Company and its subsidiaries may offer cash awards to eligible employees having a value of annual grants that do not exceed in the aggregate 103% of the value of the total annual grant to any such employees in the immediately preceding year (without giving effect to accelerated vesting of stock-based compensation in 2018), which awards would be payable at the same times and upon substantially similar terms and conditions as Company RSUs); (E) amend or modify any outstanding award under any benefit plan; (F) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization; (G) enter into any agreement or arrange for the creation of any rabbi trust or similar arrangement, other than any rabbi trust or similar arrangement contemplated by existing employment agreements or otherwise existing as of October 27, 2019; (H) materially change any actuarial or other assumptions used to calculate funding obligations with respect to any benefit plan that is required by applicable law to be funded or change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by GAAP or applicable law; (I) forgive any loans, or issue any loans (other than routine advances issued in the ordinary course of business) to any the Company’s or its subsidiaries’ directors, officers, contractors or employees or (J) hire or engage any new employee or consultant or terminate the employment or engagement, other than for cause, of any employee or consultant if such new employee or consultant will receive total annual compensation in excess of $200,000, with any stock-based compensation granted to any new employee or consultant to be paid in cash based on the value of such compensation (and not through the grant of equity interests) and such cash payment will be payable at the same times and upon substantially similar terms and conditions as Company RSUs;

•
except as set forth on the Company’s or any applicable subsidiary’s budget for the relevant period, make, authorize, enter into any commitment for or incur any capital expenditures in excess of (A) $2,000,000 with respect to certain of the Company’s subsidiaries and (B) $5 million with respect to the Company and certain of its other subsidiaries; provided, that such capital expenditures may not exceed $10 million in the aggregate with respect to the Company and its subsidiaries, taken as a whole;

•
enter into (i) any new line of business outside of (A) the business conducted by the Company and its subsidiaries as of October 27, 2019, (B) any reasonable extension of such businesses and (C) any businesses reasonably related, ancillary or complementary thereto, or (ii) any agreement or arrangement that limits or otherwise restricts the Company or its subsidiaries or any successor thereto from operating, engaging or competing in any material line of business in which such person is currently engaged or in any geographic area material to the business or operations of such person;

•
change any of the accounting methods used by the Company or its subsidiaries or change their fiscal year, except for such changes required by any change in GAAP or applicable law or by any governmental entity;

•
make any material tax election, prepare any material tax return in a manner which is inconsistent with past practices of the Company (or its subsidiary, as applicable) with respect to the treatment of items on such tax return, file any amended tax return resulting in a liability for a material amount of tax, or change any annual tax accounting period, in each case, other than in the ordinary course of business;

•
settle or compromise any pending or threatened litigation, audit, claim or action against the Company or any of its subsidiaries that (i) would impose on the Company or any of its subsidiaries a monetary obligation (without giving effect to insurance proceeds receivable) in excess of (A) the greater of $2 million individually or the amount reserved against such matter in the Company’s most recent publicly filed financial statements or (B) $8 million in the aggregate or (ii) involves any (A) injunctive or equitable relief that would impose material restrictions on the Company and its subsidiaries’ operations or business, taken as a whole, as conducted on October 27, 2019 or (B) admission of wrongdoing or criminal act;

•
(i) renew, extend, modify, amend, cancel or terminate certain material contracts, other than in the ordinary course of business, (ii) waive, release or assign (other than to affiliates of the Company) any rights under certain material contracts in a manner that would materially reduce the expected economic benefits thereof to the Company and its subsidiaries, taken as a whole, or (iii) enter into any contract which, if entered into prior to October 27, 2019, would constitute a material contract, other than contracts entered into in the ordinary course of business that have comparable terms to existing material contracts of the same type;

•	implement any employee layoffs or plant closings that would reasonably be expected to trigger notification requirements under applicable laws;

•	adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or its subsidiaries (other than the Merger);

•	enter into any contract (other than the Voting Agreement) with respect to the voting or registration of the Voting Shares or any Company subsidiary’s capital stock or securities; or

•	enter into any agreement, contract, commitment or arrangement to do any of the foregoing, or authorize, resolve or agree to do any of the foregoing.

The Merger Agreement does not give Parent, directly or indirectly, the right to control or direct the operations of the Company prior to the Effective Time. Prior to the Effective Time, the Company will exercise, consistent with the terms and conditions of the Merger Agreement, complete control and supervision over its operations.

No Solicitation
For purposes of this proxy statement and the Merger Agreement:
A “Competing Proposal” means any proposal or offer made by a person or group (other than a proposal or offer by Parent or any of its subsidiaries) at any time, in a single transaction or a series of related transactions, relating to (a) any direct or indirect acquisition of 15% or more of the net revenue, net income or assets (based on the fair market value thereof, as determined in good faith by the Board of Directors) of the Company and its subsidiaries, taken as a whole, including through the acquisition of one or more of its subsidiaries, (b) any direct or indirect acquisition of beneficial ownership, or the right to acquire beneficial ownership, or the issuance or sale or other disposition, of 15% or more of the total voting power of the equity securities of the Company (whether pursuant to an amalgamation, merger, reorganization, division, consolidation, share exchange, business combination, recapitalization or other similar transaction), (c) any tender offer or exchange offer that if consummated would result in any person or group beneficially owning 15% or more of the total voting power of the equity securities of the Company, (d) any amalgamation, merger, reorganization, division, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or (e) any combination of the foregoing.
A “Superior Proposal” means any bona fide written Competing Proposal (which Competing Proposal did not result from any breach of the Merger Agreement by the Company or any of its subsidiaries) made by any person or group on terms that the Board of Directors determines in good faith, after consultation with the Company’s outside legal counsel and financial advisor and upon the recommendation of the Special Committee, would, if consummated, result in a transaction that is more favorable to the Company and its shareholders than the transactions contemplated by the Merger Agreement (after taking into account any legal, regulatory, financial, timing, financing and other aspects of such proposal (including the identity of the person(s) making the proposal) that the Board of Directors deems relevant and any adjustment to the terms and conditions offered in writing by Parent in response to such proposal pursuant to the Merger Agreement or otherwise) and that the Board of Directors determines is reasonably capable of being consummated in accordance with its terms, taking into account any legal, regulatory, financial, timing, financing and other aspects of such proposal (including the identity of the person(s) making the proposal) that the Board of Directors deems relevant. For purposes of the definition of “Superior Proposal,” references to “15%” in the definition of “Competing Proposal” are deemed to be references to “50%,” except that the reference to “15%” in clause (a) of the definition of “Competing Proposal” is deemed to be a reference to “90%.”
An “Intervening Event” means a material change, effect, event, circumstance, occurrence, or other matter that was not known by or reasonably foreseeable to the Board of Directors or the Special Committee on October 27, 2019 (or if known, the consequences of which were not known to the Board of Directors or the Special Committee as of October 27, 2019), which change, effect, event, circumstance, occurrence, or other matter, or any consequence thereof, becomes known to the Board of Directors or the Special Committee prior to obtaining the Requisite Shareholder Approval, except certain events and changes will not constitute or be taken into account in determining whether an Intervening Event has occurred.
From October 27, 2019 until the earlier of the termination of the Merger Agreement and the Effective Time, the Company and its subsidiaries and representatives may not, directly or indirectly:

•
solicit, knowingly encourage, knowingly facilitate, knowingly induce or initiate the making or submission of, any inquiry, proposal or offer that is intended, or could reasonably be expected, to constitute, result in or lead to any Competing Proposal or the announcement of a Competing Proposal;

•	enter into, continue or otherwise participate in any discussions or negotiations regarding, or provide any information with respect to, a Competing Proposal;

•
approve, endorse or recommend, or propose publicly to approve, endorse or recommend, a Competing Proposal or an inquiry, proposal or offer that is intended, or could reasonably be expected, to lead to a Competing Proposal; or

•
declare advisable, execute or enter into any letter of intent, memorandum of understanding, agreement in principle, confidentiality agreement, merger agreement, acquisition agreement, exchange agreement, joint venture agreement, partnership agreement, collaboration agreement, option agreement or other similar agreement for or with respect to a Competing Proposal.

The Company also agreed to, and to cause each of the Company Subsidiaries to, and to use reasonable best efforts to cause its and their respective representatives to, (A) immediately cease and cause to be terminated all existing discussions or negotiations with any person conducted as of the date of the Merger Agreement with respect to any Competing Proposal, (B) request the prompt return or destruction of all confidential information previously furnished by or on behalf of the Company and its subsidiaries in connection therewith, (C) terminate any access by any person (other than Parent and its affiliates) to any physical or electronic data room relating to the Company or any of its subsidiaries and (D) not terminate, waive, amend, release or modify any provision of any confidentiality or standstill agreement to which it or any of its affiliates or representatives is a party with respect to any Competing Proposal, and enforce the provisions of any such agreement; provided that, in the case of clause (D), the Company is permitted to waive, amend or modify any confidentiality or standstill agreement to the extent necessary to permit a Competing Proposal to be made confidentially to the Board of Directors if and to the extent the Board of Directors determines in good faith (after consultation with outside legal counsel and upon the recommendation thereof by the Special Committee) that the failure to so waive, amend or modify such confidentiality or standstill agreement would be inconsistent with its fiduciary duties under applicable law and the Company promptly (and in any event no later than one business day thereafter) notifies Parent thereof after taking such action.
Notwithstanding anything to the contrary contained in the Merger Agreement, if the Company receives an unsolicited, bona fide written Competing Proposal from any third party (that did not result from a breach of the non-solicitation provisions of the Merger Agreement, as summarized above) before obtaining the Requisite Shareholder Approval, the Company and its representatives may contact the party making such proposal to clarify the terms and conditions thereof. If the Board of Directors determines in good faith, after consultation with the Company’s outside legal counsel and financial advisors and upon the recommendation thereof by the Special Committee, that such Competing Proposal constitutes, or would reasonably be expected to constitute, result in or lead to a Superior Proposal, the Company and its representatives may (i) provide access to the Company’s or its subsidiaries businesses, properties, assets, books, records or information, including any non-public information, or to any personnel, to the person making the Competing Proposal if such person executes an acceptable confidentiality agreement and (ii) engage in discussions or negotiations with such person with respect to such Competing Proposal.

If the Company provides such information or engages in such discussions, as promptly as practicable (but in no event later than 48 hours) after taking such actions, the Company must notify Parent in writing of the determination of the Board of Directors that the Competing Proposal constitutes, or would reasonably be expected to constitute, result in or lead to a Superior Proposal, and provide Parent any material non-public information not previously provided to Parent or its representatives. The Company must also promptly (and in any event within 48 hours) after receipt of any Competing Proposal or any request for non-public information or any inquiry, offer or proposal that could reasonably be expected to constitute, result in or lead to a Competing Proposal, notify Parent in writing of the material terms and conditions of such Competing Proposal or request, inquiry, offer or proposal, and the identity of the person making such Competing Proposal. Additionally, the Company must keep Parent reasonably informed on a prompt basis (and in any event within 48 hours) of any material changes or developments in any such Competing Proposal and provide Parent with unredacted copies of such Competing Proposal, request, inquiry, offer or proposal (including all amendments or proposed amendments, schedules and exhibits thereto) relating to any such Competing Proposal, or, if not in writing, a written description of the material terms and conditions of such Competing Proposal.
The Board of Directors’ Recommendation; Change of Recommendation
As described above, and subject to the provisions described below, the Board of Directors has unanimously made the recommendation that the shareholders of the Company vote “FOR” the Merger Proposal (the “Company Board Recommendation”). Except as permitted by the terms of the Merger Agreement, as described below, the Company has agreed that the Board of Directors (or any committee thereof, including the Special Committee) will not:

•
withdraw, qualify, amend, or modify, or otherwise propose publicly to withdraw, qualify, change, amend, or modify, in each case in a manner adverse to Parent or Merger Sub, the Company Board Recommendation or take any public action or make any public statement inconsistent with the Company Board Recommendation;

•	adopt, approve, recommend, endorse or otherwise declare advisable, or publicly propose to do the foregoing with respect to, the adoption of a Competing Proposal;

•	fail to include the Company Board Recommendation in this proxy statement;

•
make any public recommendation in connection with a tender offer or exchange offer that is subject to Regulation 14D under the Exchange Act other than a recommendation in a Solicitation/Recommendation Statement on Schedule 14D-9 against such tender offer or exchange offer;

•
if a Competing Proposal (other than a Competing Proposal subject to Regulation 14D) has been publicly announced or disclosed, fail to recommend against such Competing Proposal or fail to reaffirm the Company Board Recommendation on or prior to the earlier of (i) ten business days after the public announcement or disclosure of such Competing Proposal and (ii) five business days prior to the Special General Meeting;

•	resolve, agree or propose to take any of the actions described above (each of the actions described in this bullet point and the preceding five bullet points, a “Change of Recommendation”); or

•
cause or authorize the Company to enter into any definitive or binding agreement relating to a Competing Proposal (other than an acceptable confidentiality agreement entered into in accordance with the Merger Agreement).

Furthermore, at any time before obtaining the Requisite Shareholder Approval, the Board of Directors may effect a Change of Recommendation or cause the Company to terminate the Merger Agreement (provided that the Company pays to Parent the Company Termination Fee when and as provided in the Merger Agreement) in order to enter into a definitive agreement with respect to the Superior Proposal, if (i) the Company receives a Competing Proposal that did not result from a breach of the non-solicitation restrictions contained in the Merger Agreement, as described above, and has not been withdrawn and that the Board of Directors determines in good faith (after consultation with the Company’s outside legal counsel and financial advisor and upon the recommendation thereof by the Special Committee) constitutes a Superior Proposal, (ii) the Board of Directors determines in good faith (after consultation with outside legal counsel and upon the recommendation thereof by the Special Committee) that the failure to do so would be inconsistent with its fiduciary duties under the applicable law, (iii) the Company has provided written notice of a prospective Change of Recommendation or termination to Parent at least five business days in advance, and in good faith negotiated, during such five business day period, adjustments in the terms and conditions of the Merger Agreement, the Guarantee and the documents relating to the Financing, so that the Competing Proposal would cease to constitute a Superior Proposal, and (iv) taking into account all adjustments to the terms of the Merger Agreement that may be offered in writing by Parent, the Board of Directors determines in good faith (after consultation with the Company’s outside legal counsel and financial advisor and upon the recommendation thereof by the Special Committee) that such Competing Proposal continues to constitute a Superior Proposal and (after consultation with the Company’s outside legal counsel and upon the recommendation thereof by the Special Committee) that the failure to effect a Change of Recommendation or terminate the Merger Agreement would continue to be inconsistent with its fiduciary duties under applicable law. Any amendment to the financial terms or any other material term of such Superior Proposal will require a new notice and a notice period that is the longer of two business days or the number of business days remaining in the current five business day period.
In addition, other than in connection with a Competing Proposal, at any time before obtaining the Requisite Shareholder Approval, the Board of Directors may effect a Change of Recommendation in response to an Intervening Event if (i) it determines in good faith (after consultation with outside counsel and upon the recommendation thereof by the Special Committee) that its failure to do so would be inconsistent with its fiduciary duties under applicable law; (ii) the Company has provided written notice of a prospective Change of Recommendation to Parent at least five business days in advance, and in good faith negotiated, during such five business day period, adjustments in the terms and conditions of the Merger Agreement and the documents relating to the Financing, so that the failure to make such a Change of Recommendation in response to the Intervening Event would no longer be inconsistent with the fiduciary duties of the Board of Directors under applicable law; and (iii) taking into account all adjustments to the terms of the Merger Agreement that may be offered in writing by Parent, the Board of Directors determines in good faith (after consultation with the Company’s outside counsel and upon the recommendation thereof by the Special Committee) that its failure to effect a Change of Recommendation in response to such Intervening Event would continue to be inconsistent with its fiduciary duties under applicable law.

Employee Benefits and Service Credit
As of the Effective time and for a period of one year thereafter, Parent or the Surviving Company will provide to each employee of the Company or its subsidiaries who continues to be employed by the Surviving Company or any of its subsidiaries (the “Continuing Employees”), (i) a base salary or regular hourly wage not less than the base salary or regular hourly wage provided to such Continuing Employee immediately prior to the Effective Time, (ii) an annual target cash bonus opportunity at levels provided to such Continuing Employee immediately prior to the Effective Time, (iii) severance benefits no less favorable than those provided under the plans, policies, contracts, or arrangements of the Company or its subsidiaries as in effect as of immediately prior to the Effective Time, and (iv) employee benefits, other than as required above in (ii) and (iii) and also excluding any equity awards, defined benefit pension and retiree medical and welfare benefits that are, in the aggregate, substantially comparable to those provided to such Continuing Employee (including their dependents) immediately prior to the Effective Time. As of the Effective Time and thereafter, Parent and the Surviving Company will provide that periods of employment with the Company or its subsidiaries will be taken into account for purposes of determining the eligibility for participation and vesting (excluding benefit accrual) of any Continuing Employee under all employee benefit plans maintained by Parent or an affiliate of Parent for the benefit of the Continuing Employees, including vacation or other paid-time-off plans or arrangements and any severance plans, but excluding defined benefit pension, retiree plans, frozen plans, and plans closed to new participants.
As of the Effective Time and thereafter, Parent and the Surviving Company will use reasonable best efforts to (i) ensure that no eligibility waiting periods, actively-at-work requirements or pre-existing condition limitations or exclusions will apply to the Continuing Employees under the applicable health and welfare benefits plan of Parent or any affiliate of Parent, including the Surviving Company (except to the extent applicable under benefit plans immediately prior to the Effective Time), (ii) waive any and all evidence of insurability requirements with respect to such Continuing Employees to the extent such evidence of insurability requirements were not applicable to the Continuing Employees under the benefits plans immediately prior to the Effective Time and (iii) credit each Continuing Employee with all deductible payments, out-of-pocket or other co-payments paid by such Continuing Employee under the health benefit plans of the Company or its subsidiaries prior to the closing date of the Merger during the year in which the closing of the Merger occurs for the purpose of determining the extent to which any such Continuing Employee has satisfied his or her deductible and whether he or she has reached the out-of-pocket maximum under any health benefit plan of Parent or an affiliate of Parent (including the Surviving Company) for such year. The Merger will not affect any Continuing Employee’s accrual of, or right to use, in accordance with the policies, contracts or arrangements of the Company or its subsidiaries as in effect immediately prior to the Effective Time, any personal, sick, vacation or other paid-time off accrued but unused by such Continuing Employee immediately prior to the Effective Time.
As of the Effective Time and thereafter, Parent and the Surviving Company will (i) assume the Company’s and its subsidiaries’ obligations under the company benefit plans, including all vested or accrued benefit obligations to, and contractual rights of the Company’s current and former employees (including any such obligations or rights arising in connection with the Merger) and (ii) honor, fulfill and discharge such obligations in accordance with their terms (including cash awards granted prior to the closing in accordance with the Merger Agreement).

Efforts to Close the Merger; Regulatory Filings
The Merger Agreement requires the Company, Parent and Merger Sub to use reasonable best efforts to (i) take all appropriate actions and do, or cause to be done, all things necessary, proper or advisable under any applicable law or otherwise to consummate and make effective the transactions contemplated by the Merger Agreement as promptly as practicable, but in no event later than the Outside Date and (ii) obtain from any governmental entities any permits, authorizations, consents, approvals, waiting period expirations or terminations, or orders required to be obtained or made, or avoid any action or proceeding by any governmental entity, in connection with the authorization, execution and delivery of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement.
Without limiting the foregoing, but subject to the provisions described below, the parties have each agreed to use reasonable best efforts to (i) as promptly as reasonably practicable make or cause to be made the applications or filings required to be made under or with respect to any applicable competition laws, required competition approvals, applicable communications laws or required communications approvals in connection with the authorization, execution and delivery of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement, (ii) comply at the earliest reasonably practicable date with any request under or with respect to any of the foregoing laws or approvals for additional information, documents or other materials received by the Company, Parent or any of its or their respective affiliates from any governmental entity in connection with such applications or filings or the transactions contemplated by the Merger Agreement, and (iii) coordinate and cooperate with, and give due consideration to all reasonable additions, deletions or changes suggested by, the other party in connection with any filing under or with respect to any applicable competition laws, required competition approvals, applicable communications laws or required communications approvals, and any filings, conferences or other submissions related to resolving any investigation or other inquiry by any applicable governmental entity in connection therewith.
Without limiting the foregoing, but subject to the provisions described below, the parties have each agreed to (i) cooperate with each other and use reasonable best efforts to take, as promptly as reasonably practicable, any and all actions necessary to avoid the entry of any injunction, order, decree, decision, determination or judgment that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by the Merger Agreement, including through the defense of litigation seeking to delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by the Merger Agreement and the proffer and agreement by Parent of its willingness to sell, lease, license or dispose of, or hold separate, any assets, rights, product lines, licenses or businesses or other operations of the Company or any of its subsidiaries and (ii) if any such injunction, order, decree, decision, determination or judgment is entered or issued, or becomes reasonably foreseeable, cooperate with each other and use reasonable best efforts to take, as promptly as reasonably practicable, any and all steps necessary to resist, vacate, modify, prevent, reverse, suspend, eliminate or remove such injunction, order, decree, decision, determination or judgment.

Notwithstanding the foregoing, subject to certain exceptions, none of Parent, Merger Sub or any of their respective affiliates, or direct or indirect equity holders (including PPF) or their respective affiliates is required (and the Company and its subsidiaries are not permitted to, without Parent’s prior written approval) take or agree to take any action, or agree or commit to any condition or restriction necessary to secure the requisite approvals and authorizations, that would (each of the following, a “Burdensome Condition”): (i) require any action by, or would impose any condition or restriction on, Parent, any of its affiliates or direct or indirect equity holders of Parent (including PPF) or their respective affiliates or any investment funds advised or managed by one or more affiliates of Parent or any direct or indirect portfolio companies thereof or any of their respective businesses, product lines or assets, (ii) require the Company, Parent, any of their respective affiliates or direct or indirect equity holders (including PPF) or their respective affiliates or any investment funds advised or managed by one or more affiliates of Parent or any direct or indirect portfolio companies thereof to propose, negotiate, agree, accept, commit to or effect, by consent decree, hold-separate or administrative order or otherwise, the sale, transfer, license, divestiture or other disposition of, or any prohibition or limitation on the ownership, operation or effective control of, any of their businesses, product lines or assets (excluding such actions that would not reasonably be expected to be material to the Company or certain of its significant subsidiaries, as applicable) or (iii) materially and adversely interfere with Parent’s or its affiliates’ ability to participate in the management, effectively control, or exercise of full rights of ownership of, the Company or materially impair the aggregate economic benefits that Parent and its affiliates reasonably expect to derive from the consummation of the transactions contemplated by the Merger Agreement.
Delisting and Deregistration of Class A Shares of CME
The Company, Parent and Merger Sub will cooperate in taking, or causing to be taken, all actions necessary to terminate the registration of the Class A Shares under the Exchange Act and to cause the Class A Shares to be de-listed from Nasdaq and the Prague Stock Exchange, in each case, effective at or after the Effective Time.
Financing
Cooperation with Debt Financing
The Merger is not subject to a financing condition. Subject to certain customary exceptions, the Company has agreed to, and has agreed to use reasonable best efforts to cause its subsidiaries and representatives to, provide to Parent such necessary or customary cooperation as reasonably requested by Parent to assist it in causing the conditions in the Debt Financing Documents to be satisfied and such customary cooperation as is otherwise reasonably necessary and reasonably requested by Parent solely in connection with satisfying such conditions, including (i) assisting with timely preparation of customary presentations, road show materials and bank syndication materials required in connection with the Debt Financing, (ii) furnishing Parent and the Lenders as promptly as practicable with all financial information regarding the Company or its subsidiaries as may be reasonably required under the Debt Financing Documents, (iii) reasonably cooperating with the Lenders to evaluate the Company’s and its subsidiaries’ current assets, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements to the extent customary and reasonable, (iv) requesting customary payoff letters, lien terminations and instruments of discharge to be delivered at the closing of the Merger to allow for the payoff, discharge and termination in full of the Company Indebtedness, (v) furnishing Parent and the Lenders with all documentation and other information reasonably requested by the Lenders (in accordance with their usual practices and procedures) or required by any governmental entities with respect to the Debt Financing under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and any applicable national or international sanctions regime, (vi) assisting in the preparation of, and executing and delivering on the closing date of the Merger, deliverables under the Debt Financing Documents relating to the Debt Financing on substantially the terms contemplated by the Debt Financing Documents and (vii) taking all corporate actions, subject to and only effective upon the occurrence of the Effective Time, as may be reasonably requested by Parent to permit the satisfaction of conditions precedent to the Debt Financing.
If the Merger Agreement is terminated, Parent has agreed to reimburse the Company promptly, upon request, for all documented, reasonable out-of-pocket costs and expenses incurred by the Company and its subsidiaries and their respective representatives in connection with such cooperation, subject to certain specified exceptions. Merger Sub and Parent have also agreed, in the event the closing of the Merger does not occur to indemnify and hold harmless the Company and its affiliates and their respective representatives, on a joint and several basis, against losses suffered or incurred in connection with the Financing and certain other actions taken by the Company, subject to certain specified exceptions.
Marketing Period and Efforts
Under the Merger Agreement, the Company has agreed to allow Parent a period of 20 consecutive business days to market the Debt Financing (the “Marketing Period”). The Marketing Period will begin after (i) the Company has provided Parent with the financial and other information specified in the Merger Agreement and necessary to satisfy the requirements of the financing documents entered into in connection with the Debt Financing and (ii) certain conditions to consummation of the Merger have been satisfied and to the Company’s knowledge and Parent’s knowledge nothing would cause such conditions not to be satisfied assuming the closing were to be scheduled for any time during the 20 consecutive business day period.
The Marketing Period will be deemed not to have commenced if on or prior to the completion of such 20 consecutive business day period, any of the following events occurs (and, in each such case, the Marketing Period will restart when such event has ceased to exist):

•
the Company publicly announces any intention to restate any financial statements or financial information included in the financial and other information required to be provided to Parent under the Merger Agreement;

•	the Company’s auditors withdraw any audit opinion issued with respect to its audited financial statements for the three fiscal years most recently ended at least 90 days prior to the Effective Time;

•
the information provided to Parent in connection with the Debt Financing contains a material misstatement or omission or is no longer compliant in all material respects with the requirements of the SEC’s Regulation S-K and Regulation S-X for offerings of debt securities on Form S-1 (other than such provisions for which compliance is not customary in a Rule 144A offering of high-yield debt securities);

•
the financial statements and other financial information included in the financial and other information required to be provided to Parent under the Merger Agreement are not sufficient to permit (i) a registration statement on Form S-1 using such financial statements and financial information to be declared effective by the SEC on the business day immediately after the last day of the Marketing Period and (ii) the Parent’s debt financing sources to receive customary comfort letters from the Company’s independent auditors on the financial statements and financial information contained in offering documents required to consummate any offering of debt securities on the business day immediately after the last business day of the Marketing Period; or

•
the Company fails to make any required filings with the SEC within the time period required by the Exchange Act containing any financial information that is required to be contained or incorporated by reference therein.

Although the obligation of Parent and Merger Sub to consummate the Merger is not subject to any financing condition, the Merger Agreement provides that, without Parent’s agreement, the closing of the Merger will not occur earlier than the business day immediately following the final day of the Marketing Period.
Repayment of Company Indebtedness; Shareholder Guarantees
Parent has agreed that it will, and will cause its controlled affiliates to, take all actions reasonably necessary to cause, on the date of closing of the Merger, the repayment and satisfaction in full (including accrued interest, guarantee fees, and any prepayment fees or penalties or other amounts due as a result of or arising from such prepayment) of the Company Indebtedness. The Company has agreed that it will, and will cause its applicable subsidiaries to, arrange for customary payoff letters, lien releases and other instruments of discharge to be executed and delivered in form and substance reasonably acceptable to Parent at least four business days prior to closing of the Merger providing for the payoff, discharge and termination in full of the Company Indebtedness and the discharge of the shareholder guarantees and liens securing the same on the closing date, and will deliver prepayment and termination notices in accordance with the terms of the Company Indebtedness and take all other actions necessary to facilitate the payoff of the Company Indebtedness, the termination of the shareholder guarantees and the termination and release of all liens securing the Company Indebtedness and such shareholder guarantees.
Indemnification and Insurance
Parent has agreed to, and has agreed to cause the Surviving Company to, honor and fulfill in all respects the obligations of the Company, to the fullest extent permissible under applicable law, under the Company’s governing documents in effect as of October 27, 2019 and under any indemnification or other similar agreements in effect on such date to the Covered Persons covered under such governing documents or indemnification agreements arising out of or relating to actions or omissions in their capacity as such occurring at or prior to the Effective Time, including in connection with the approval of the Merger Agreement and the transactions contemplated thereby. Without limiting the foregoing, for a period of six years after the Effective Time, Parent has also agreed to cause the Surviving Company to undertake certain indemnification and expense advancement obligations with respect to each Covered Person. For a period of six years after the Effective Time, the memorandum of association and bye-laws of the Surviving Company must contain provisions related to indemnification, advancement of expenses and exculpation of Covered Persons no less favorable than the corresponding provisions currently contained in the Company’s governing documents.
Prior to the Effective Time, the Company is required to obtain a six-year “tail” insurance policy with a claims period of at least six years after the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance, with benefits and levels of coverage that are at least as favorable, in the aggregate, to the applicable Covered Person, as the Company’s existing policies with respect to matters existing or occurring at or prior to the Effective Time; provided that in no event will the Company be required to expend in the aggregate an annual premium for such policies in excess of 300% of the last annual premium paid by the Company for such insurance prior to October 27, 2019.

If the Company and the Surviving Company fail to obtain such “tail” insurance policies as of the Effective Time, then the Surviving Company will continue to maintain for a period of at least six years the Company’s insurance policies in place as of October 27, 2019, with benefits and levels of coverage at least as favorable, in the aggregate, as provided in such policies as of October 27, 2019, or will use reasonable best efforts to purchase comparable policies for such six-year period. In no event will Parent or the Surviving Company be required to expend in the aggregate for such policies an annual premium amount in the aggregate in excess of 300% of the last annual premium paid by the Company for such insurance prior to October 27, 2019. If the annual premium amount for such coverage exceeds such amount, the Surviving Company must obtain a policy with the greatest coverage available for a cost that does not exceed such amount.
Covered Persons have certain third party beneficiary rights under the provisions of the Merger Agreement relating to their indemnification.
Other Covenants
Shareholders Meeting
The Merger Agreement requires that, as promptly as reasonably practicable following the date of the Merger Agreement, and in any event no later than the later of (a) the tenth day after the preliminary proxy statement has been filed with the SEC, if the SEC has not informed the Company that it will review the proxy statement and (b) confirmation by the SEC that the SEC has no further comments on the proxy statement, the Company take all actions required under the Companies Act, the Company’s governing documents and the applicable Nasdaq requirements to establish a record date for, duly call and give notice of the Special General Meeting and to use its reasonable best efforts to cause the Special General Meeting to occur as soon as reasonably practicable, in each case, notwithstanding that a Change of Recommendation has been effected or the existence of a Competing Proposal.

Shareholder Litigation
The Merger Agreement requires the Company to promptly advise Parent in writing of any legal proceeding asserted or commenced by, on behalf of or in the name of, against or otherwise involving the Company, the Board of Directors, any committee thereof (including the Special Committee), or any of the Company’s directors or officers related to the Merger Agreement, the Merger or the other transactions contemplated by the Merger Agreement, and keep Parent informed on a reasonably prompt basis regarding the same. The Company is required to give Parent the opportunity to (i) participate in the defense, settlement or prosecution of any such legal proceeding and (ii) consult with the Company’s counsel regarding the defense, settlement or prosecution of any such legal proceeding (however, Parent is not entitled to control the defense, settlement or prosecution of any such legal proceeding). The Company may not settle or compromise or agree to settle or compromise any such legal proceeding without Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).
Conditions to the Closing of the Merger
The respective obligations of the Company, Parent and Merger Sub to effect the Merger are subject to the satisfaction or, to the extent permitted by applicable law, waiver, of the following conditions (the “General Closing Conditions”):

•
approval of the Merger, the Merger Agreement and the Statutory Merger Agreement by at least 75% of the votes cast by the holders of Voting Shares, voting together as a single class, that are present in person or by proxy at the Special General Meeting, at which a quorum of shareholders of the Company holding a majority of the votes represented by the Voting Shares has been formed;

•
the absence of any statute, rule or regulation that prohibits or makes illegal the consummation of the Merger, and the absence of any order or injunction of a court of competent jurisdiction pending or in effect that enjoins, restrains or prevents the consummation of the Merger or any of the transactions contemplated by the Merger Agreement or makes illegal the transactions contemplated by the Merger Agreement (the “No Law/Order Condition”); and

•
the filing, occurrence or obtaining of certain required competition approvals and required communications approvals, and such approvals being in full force and effect without the imposition of a Burdensome Condition (the “Regulatory Approval Condition”).

The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction (or waiver in writing by Parent) on or prior to the closing date of the Merger of the following additional conditions (the “Company Closing Conditions”):

•
the representations and warranties of the Company regarding organization and qualification, its subsidiaries, authority to enter into the Merger Agreement, approval from the Board of Directors, absence of a Company Material Adverse Effect from December 31, 2018 to October 27, 2019, broker fees due in connection with the Merger or the Merger Agreement, and takeover statutes applicable to the Merger, in each case being true and correct in all material respects, as of October 27, 2019 and as of the closing of the Merger (except that representations and warranties that by their terms speak specifically as of October 27, 2019, or another date, must be true and correct as of such date);

•
certain elements of the representations and warranties of the Company regarding its and its subsidiaries’ capitalization being true and correct in all respects as of October 27, 2019, and as of the closing of the Merger (except that representations and warranties that by their terms speak specifically as of October 27, 2019, or another date, must be true and correct as of such date), except for de minimis inaccuracies;

•
the other representations and warranties of the Company set forth in the Merger Agreement being true and correct (without giving effect to any qualification as to materiality or Company Material Adverse Effect contained therein) as of October 27, 2019, and as of the closing of the Merger (except that representations and warranties that by their terms speak specifically as of October 27, 2019, or another date, must be true and correct as of such date), except where any failures of any such representations and warranties to be true and correct would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

•	the Company having performed or complied in all material respects with its obligations under the Merger Agreement at or prior to the Effective Time;

•
no change, effect, occurrence, development, circumstance, condition, state of facts or event having occurred since October 27, 2019, that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; and

•
Parent’s receipt of a certificate signed by the Company’s co-chief executive officers or chief financial officer to the effect that the Company has satisfied its obligations with respect to the conditions listed immediately above.

The obligations of the Company to effect the Merger are also subject to the satisfaction (or waiver in writing by the Company) on or prior to the closing date of the Merger of the following additional conditions (the “Parent Closing Conditions”):

•
all of the representations and warranties of Parent and Merger Sub being true and correct (without giving effect to any qualification as to materiality contained therein) as of October 27, 2019, and as of the closing of the Merger (except that representations and warranties that by their terms speak specifically as of October 27, 2019, or another date, must be true and correct as of such date), except where any failures of any such representations and warranties to be true and correct would not reasonably be expected, individually or in the aggregate, to prevent, materially impede or materially delay consummation by Parent or Merger Sub of the transactions contemplated by the Merger Agreement;

•
each of Parent and Merger Sub having performed or complied (i) in all respects with its obligations relating to the payoff of the Company Indebtedness required to be performed or complied with at or prior to the closing of the Merger and (ii) in all material respects with its other obligations under the Merger Agreement required to be performed or complied with at or prior to the Effective Time; and

•
the Company’s receipt of a certificate signed by an executive officer of Parent to the effect that Parent and Merger Sub have satisfied their obligations with respect to the conditions listed immediately above.

Termination of the Merger Agreement
The Company and Parent may, by mutual written agreement, terminate the Merger Agreement and abandon the Merger at any time prior to the Effective Time, whether before or after the adoption of the Merger Agreement by the Company’s shareholders.
The Merger Agreement may also be terminated and the Merger abandoned, whether before or after the adoption of the Merger Agreement by the Company’s shareholders, as follows:

•	by either Parent or the Company, if:

o
the Effective Time has not occurred by 11:59 p.m. Bermuda time on the Outside Date; provided, however, that this termination right will not be available to a party whose breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement has been the primary cause of, or primarily resulted in, the Effective Time not occurring prior to the Outside Date (an “Outside Date Termination”);

o
a governmental entity of competent jurisdiction has issued a final, non-appealable order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger or the other transactions contemplated by the Merger Agreement; provided, however, that this termination right will not be available to a party if any action of such party or the failure of such party to perform any of its obligations under the Merger Agreement required to be performed at or prior to the Effective Time has been the primary cause of, or primarily resulted in, the issuance of the order, decree or ruling (a “Governmental Order Termination”); or

o
the Requisite Shareholder Approval is not obtained at the Special General Meeting or at any adjournment or postponement thereof, in each case at which a vote on such adoption is taken (a “Shareholder Approval Failure Termination”);

•	by the Company, if:

o
prior to the Effective Time, Parent or Merger Sub has breached any of its representations, warranties, covenants or agreements in the Merger Agreement, and such breach would reasonably be expected to prevent, or materially impair or delay, the ability of either Parent or Merger Sub to perform its obligations under the Merger Agreement, or to consummate the Merger and the other transactions contemplated by the Merger Agreement and such breach is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of 30 calendar days after the receipt of notice thereof from the Company or three business days before the Outside Date; provided, however, that this termination right will not be available to the Company if it is then in material breach of any of its representations, warranties, covenants or agreements in the Merger Agreement (a “Parent Breach Termination”);

o
prior to the adoption of the Merger Agreement by the Requisite Shareholder Approval, in order to enter into a definitive agreement with respect to a Superior Proposal, subject to the terms and conditions of the Merger Agreement, including the payment of the Company Termination Fee prior to or concurrently with such termination (as described in “The Merger Agreement—Termination Fees” below) (a “Superior Proposal Termination”); or

o
(1) all the conditions to the obligations of Parent and Merger Sub under the Merger Agreement have been satisfied (other than any condition that, by its nature, is to be satisfied at the closing, but which would be satisfied if the closing date of the Merger were the date of such termination, or that has not been satisfied as a result of Parent or Merger Sub’s breach or failure to perform any of their respective covenants in this Agreement), (2) Parent and Merger Sub fail to consummate the closing of the Merger by the date on which the closing is required to have occurred pursuant to the Merger Agreement, (3) the Company has confirmed by written notice to Parent at least three business days prior to such termination that all the conditions to obligations of the Company under the Merger Agreement have been satisfied (other than any condition that, by its nature, is to be satisfied at the closing, but which would be satisfied if the closing date were the date of such termination) or that the Company is willing to waive any unsatisfied Parent Closing Conditions, (4) during the three business day period described above, the Company stands ready, willing and able to consummate the closing and (5) Parent or Merger Sub fails to consummate the closing within three business days after the delivery of such notice by the Company (a “Closing Failure Termination”).

•	by Parent, if:

o
prior to the Effective Time, the Company has breached any of its representations, warranties, covenants or agreements in the Merger Agreement, and such breach will result in the General Closing Conditions or the Company Closing Conditions not being satisfied and such breach is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of 30 calendar days after the receipt of notice thereof from Parent or three business days before the Outside Date; provided, however, that this termination right will not be available if Parent or Merger Sub is then in material breach of any of their representations, warranties, covenants or agreements in the Merger Agreement (a “Company Breach Termination”); or

o	prior to the adoption of the Merger Agreement by the Requisite Shareholder Approval, the Board of Directors has effected a Change of Recommendation (a “Change of Recommendation Termination”).
Termination Fees
Parent will be entitled to receive the Company Termination Fee of $50 million from the Company if:

•
Parent effects a Change of Recommendation Termination, or the Company or Parent effects an Outside Date Termination or Shareholder Approval Failure Termination at a time when Parent would have been entitled to effect a Change of Recommendation Termination;

•	the Company effects a Superior Proposal Termination; or

•
(1) Parent or the Company effects an Outside Date Termination or a Shareholder Approval Failure Termination, or Parent effects a Company Breach Termination, (2) in the case of an Outside Date Termination or a Company Breach Termination, any person has made to the Board of Directors, or shall have made, disclosed or otherwise communicated or made known, a Competing Proposal after October 27, 2019 and prior to such termination and such Competing Proposal has not been withdrawn prior to such termination, or, in the case of a Shareholder Approval Failure Termination, any person has publicly made, disclosed or otherwise publicly communicated or made known, a Competing Proposal after October 27, 2019 and prior to such termination and such Competing Proposal has not been publicly withdrawn prior to such termination and (3) within 12 months following the date of such termination, the Company shall have entered into a definitive agreement with respect to any Competing Proposal or consummated a transaction contemplated by any Competing Proposal; provided that for purposes of this paragraph, each reference to “15%” in the definition of “Competing Proposal” is deemed to be a reference to “50%,” except that the reference to “15%” in clause (a) of such definition is deemed to be a reference to “90%.”

The Company will be entitled to receive the Parent Termination Fee of $50 million from Parent if:

•
Parent or the Company effects an Outside Date Termination and, at or prior to the time of such termination, either the No Law/Order Condition or the Regulatory Approval Condition has not been satisfied;

•	Parent or the Company effects a Governmental Order Termination;

•	the Company effects a Parent Breach Termination or a Closing Failure Termination; or

•	Parent or the Company effects an Outside Date Termination at a time when the Company would have been entitled to effect a Parent Breach Termination or a Closing Failure Termination.
Remedies
The parties have agreed that neither the Company Termination Fee nor the Parent Termination Fee is a penalty, but rather a fee payable upon termination of the Merger Agreement, which has been calculated as a reasonable amount to compensate the Company or Parent, as applicable, in the circumstances in which such termination fee is due and payable for the efforts and resources expended and opportunities foregone by such compensated party while negotiating the Merger Agreement and in reliance on the Merger Agreement and on the expectation of the consummation of the transactions contemplated thereby, which amount would otherwise be impossible to calculate with precision.

Notwithstanding anything to the contrary in the Merger Agreement (except as described in the next sentence), the right to receive payment of the Company Termination Fee or the Parent Termination Fee (together with certain costs and expenses) from the Company or Parent will be the sole and exclusive remedy of the other party and its related parties (including, in the case of Parent, the Lenders under the Debt Financing and their related parties) for any cost, expense, loss or damage suffered as a result of, or arising from or otherwise in connection with (1) the Merger Agreement or any other ancillary documents executed in connection with the Merger, (2) the failure of the Merger and other transactions contemplated in the Merger Agreement to be consummated, (3) any breach (or threatened or alleged breach) of, or failure (or threatened or alleged failure) to perform under, the Merger Agreement or any of the other documents delivered or executed in connection with the Merger Agreement, or (4) any oral representation made or alleged to have been made in connection with the Merger Agreement. Upon the payment of the Company Termination Fee or the Parent Termination Fee (and, in the case of Parent, satisfaction of its reimbursement obligations set forth in the Merger Agreement), as applicable, none of the Company or any of its related parties, or Parent or any of its related parties (including the Lenders under the Debt Financing and their related parties), as applicable, will have any further liability or obligation relating to or arising out of the Merger Agreement or the Merger. However, termination of the Merger Agreement will not relieve the Company of liability under the Merger Agreement resulting from its actual and intentional fraud or for any willful breach of any of its representations, warranties, covenants or agreements in the Merger Agreement prior to such termination, up to a cap of (1) $5 million in the case of any actual and intentional fraud or willful breach of the Company’s covenants relating to the conduct of its business between the date of execution of the Merger Agreement and the date of closing of the Merger or (2) $50 million in all other cases. Under no circumstances will the Company be liable for both the damages described in the immediately preceding sentence and payment of the Company Termination Fee.
The limitations above, however, do not limit the right of a party to bring or maintain a legal proceeding (i) for an injunction, specific performance or other equitable relief to the extent otherwise permitted in the Merger Agreement, unless and until the Merger Agreement has been terminated and the applicable termination fee has been paid to such party in accordance with the Merger Agreement and (ii) against the other parties to the Merger Agreement or their affiliates arising out of or in connection with a breach of the confidentiality agreement between the Company and Parent. Under no circumstances will a party be entitled to receive both a grant of specific performance and the applicable termination fee (if payable to such party).
Specific Performance
The parties have agreed in the Merger Agreement that irreparable damage would occur in the event that the parties do not perform the provisions of the Merger Agreement in accordance with its specified terms or otherwise breach such provisions. The parties have agreed that, subject to certain specified limitations in the Merger Agreement, prior to the termination of the Merger Agreement, they will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction or injunctions to prevent breaches (or threatened breaches) of the Merger Agreement, the Limited Guarantee and, subject to certain exceptions described below, the Equity Commitment Letter and Parent’s and Merger Sub’s obligation to enforce the terms of the Debt Financing Documents, in each case by any other party thereto, and to specifically enforce the terms and provisions of the Merger Agreement or such other documents.

Notwithstanding the foregoing, the Company’s right to an injunction, specific performance or other equitable remedy in connection with enforcing Parent’s and Merger Sub’s obligation to cause the Equity Financing to be funded to fund the transactions contemplated by the Merger Agreement will be subject to the requirements that (1) all of the General Closing Conditions and Company Closing Conditions would have been satisfied as of the time the closing should have occurred in accordance with the terms of the Merger Agreement, (2) the Debt Financing (or any alternative financing) has been or will be funded in accordance with the terms thereof, (3) the Company has confirmed in writing to Parent that all General Closing Conditions and Parent Closing Conditions have been satisfied or waived and, if specific performance is granted and the Equity Financing and Debt Financing are funded, the closing will occur and (4) Parent and Merger Sub have failed to consummate the closing by the date the closing is required to occur pursuant to the terms of the Merger Agreement.
Notwithstanding the foregoing, the Company’s right to an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s and Merger Sub’s obligation to enforce the terms of the Debt Financing Documents (including any alternative financing) will be subject to the requirements that (1) all of the General Closing Conditions and Company Closing Conditions have been satisfied and Parent and Merger Sub fail to consummate the closing as required under the terms of the Merger Agreement and (2) all of the conditions to the consummation of the financing provided by the Debt Financing Documents (including any alternative financing that has been obtained) have been satisfied.
Fees and Expenses
All expenses incurred in connection with the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement will be paid by the party incurring such expenses, except that Parent has agreed to pay, whether or not the Merger or any other transaction contemplated by the Merger Agreement is consummated, and all filing fees incurred in connection with any filing in connection with the governmental approvals required to satisfy the Regulatory Approval Condition.
Amendment
The Merger Agreement may be amended by the parties in writing at any time before or after receipt of the Requisite Shareholder Approval; provided, however, that after receipt of the Requisite Shareholder Approval, no amendment that requires further approval by such shareholders under applicable law may be made without obtaining such further approval. Certain provisions related to the debt financing sources in the Merger Agreement may not be amended, modified or altered in a manner that is materially adverse to any debt financing source without the prior written consent of such debt financing source.

Governing Law
The Merger Agreement and any claims or disputes arising out of or relating to the Merger Agreement are governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any conflict of laws principles that would cause the application of the laws any other state or jurisdiction, except that matters involving (1) the implementation of the Merger in accordance with the Companies Act or appraisal proceedings thereunder, (2) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or its shareholders, (3) any action asserting a claim arising pursuant the Companies Act or the Company’s governing documents, or (4) any action asserting a claim governed by the internal affairs doctrine, in each case, will be governed by the laws of Bermuda. However, any claim, controversy, dispute or cause of action of any kind of nature involving a Lender, agent or underwriter under the Debt Financing Documents or any affiliate or representative of such person that is in any way related to the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement, will be governed by, and construed in accordance with, the Laws of England and Wales, without regard to the conflict of laws provisions thereof that would cause the laws of another jurisdiction to apply.

PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT, THE STATUTORY MERGER AGREEMENT AND THE MERGER
In this proposal, CME is asking for approval of the Merger Agreement, the Statutory Merger Agreement and the Merger. Approval of this proposal is a condition to consummation of the Merger. The Board of Directors, after considering, in consultation with CME’s management and financial and legal advisors, the various factors more fully described in the section of this proxy statement captioned “The Merger—Recommendation of the Special Committee and the Board of Directors and Reasons for the Merger” and upon the recommendation of the Special Committee, has unanimously: (1) determined that the Common Share Consideration for each Class A Share constitutes fair value in accordance with the Companies Act; (2) determined that the Merger Agreement, the Statutory Merger Agreement and the transactions contemplated thereby, including the Merger, on the terms and subject to the conditions set forth therein, are advisable to, and in the best interests of, CME and its shareholders; (3) approved the execution, delivery and performance of the Merger Agreement, the Statutory Merger Agreement and the transactions contemplated thereby, including the Merger; (4) resolved that the Merger Agreement and the Statutory Merger Agreement be submitted to the shareholders of CME at the Special General Meeting for their adoption and approval; and (5) subject to the non-solicitation terms of the Merger Agreement, resolved to recommend that the shareholders of CME vote in favor of the adoption of the Merger, the Merger Agreement and the Statutory Merger Agreement.
A vote of at least 75% of the votes cast by the holders of Voting Shares present in person or represented by proxy at the Special General Meeting, voting together as a single class, is required to approve the Merger Proposal, provided a quorum is present.
The Board of Directors, taking into consideration, among other things, the recommendation of the Special Committee, unanimously recommends that you vote “FOR” the Merger Proposal.

PROPOSAL 2: APPROVAL OF THE COMPENSATION ADVISORY PROPOSAL
In accordance with Rule 14a-21(c) under the Exchange Act, shareholders have the opportunity to cast an advisory (non-binding) vote to approve the compensation payments that will or may be made to the named executive officers of CME in connection with the Merger. This proposal, commonly known as a “say-on golden parachute” proposal and referred to in this proxy statement as the “Compensation Advisory Proposal,” gives shareholders the opportunity to cast an advisory (non-binding) vote on the “golden parachute” compensation payments that will or may be paid to the named executive officers of CME in connection with the Merger.
The “golden parachute” compensation that CME’s named executive officers may be entitled to receive from CME in connection with the Merger is summarized in the table that appears in the section of this proxy statement captioned “The Merger—Interests of CME’s Directors and Executive Officers in the Merger—Payments Upon Termination At or Following a Change in Control.” Such summary, in table form, includes all compensation and benefits that may or will be paid by CME to its named executive officers in connection with the Merger.
The Board of Directors, taking into consideration, among other things, the recommendation of the Special Committee, unanimously recommends that the shareholders of the Company approve the following resolution:
“RESOLVED, that the shareholders approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to CME’s named executive officers in connection with the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the Payments Upon Termination At or Following a Change in Control table and the related narrative disclosures.”
The approval of the Compensation Advisory Proposal requires a simple majority of the votes cast by the holders of Class A Shares and the holder of the Series A Preferred Share, voting together a as a single class, provided that a quorum is present. Because the vote on the Compensation Advisory Proposal is advisory only, it will not be binding on either Parent or CME.
Approval of the Compensation Advisory Proposal is not a condition to consummation of the Merger, and the vote is advisory only. Accordingly, if the Merger Proposal is approved and the Merger is consummated, the compensation payments that are contractually required to be paid by CME to its named executive officers will become payable, to the extent payable in accordance with the terms of the compensation arrangements, regardless of the outcome of the vote on the Compensation Advisory Proposal.
The Board of Directors, taking into consideration, among other things, the recommendation of the Special Committee, unanimously recommends that you vote “FOR” this proposal.

PROPOSAL 3: ADJOURNMENT OF THE SPECIAL GENERAL MEETING
In this proposal, CME is asking for an approval of a proposal to adjourn the Special General Meeting to a later date or dates, if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special General Meeting, provided that a quorum is present. If shareholders approve the Adjournment Proposal, CME could adjourn the Special General Meeting and any adjourned session of the Special General Meeting and use the additional time to solicit additional proxies, including solicitation of proxies from shareholders that have previously returned properly executed proxies voting against approval of the Merger Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if CME had received proxies representing a sufficient number of votes against approval of the Merger Proposal such that the proposal would be defeated, CME could adjourn the Special General Meeting without a vote on the approval of the Merger Proposal and seek to convince the holders of those shares to change their votes to votes in favor of approval of the Merger Proposal. Additionally, if a quorum is not present within half an hour from the time appointed for the Special General Meeting, the Special General Meeting will, pursuant to the Company’s bye-laws, stand adjourned to the same day one week later, at the same time and place or to such time and place as the Board of Directors may determine. If at such adjourned meeting a quorum is not present within half an hour from the time appointed for holding the meeting, the meeting will be dissolved.
Approval of the proposal to adjourn the Special General Meeting requires a simple majority of the votes cast by the holders of Class A Shares and the holder of the Series A Preferred Share at the Special General Meeting, voting together as a single class, provided that a quorum is present. The holder of the Series B Preferred Shares is not entitled to vote on this proposal.
The Board of Directors, taking into consideration, among other things, the recommendation of the Special Committee, unanimously recommends that you vote “FOR” this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of January 3, 2020 with respect to the beneficial ownership of shares of CME’s outstanding voting securities of (i) each of its named executive officers, (ii) each director, (iii) all directors and executive officers as a group and (iv) each shareholder known by CME to beneficially own more than 5% of any class of its outstanding voting securities. CME’s outstanding voting securities for purposes all the proposals described in this proxy statement are comprised of 253,607,026 Class A Shares and the Series A Preferred Share, which is entitled to one vote for each of the 11,211,449 Class A Shares into which it is convertible as of the foregoing date. CME’s other outstanding equity securities are the 200,000 Series B Preferred Shares, which are non-voting except for the purposes of the Merger Proposal and certain limited circumstances, and which are convertible into 111,136,877 Class A Shares at the option of TWBV. All of the outstanding Series A Preferred Share and Series B Preferred Shares are directly held by TWBV. See Note 2 and Note 11 below for additional information regarding the Series A Preferred Share and Series B Preferred Shares. CME’s other authorized class of equity securities is Class B Common Stock, par value $0.08 per share, of which there are no shares outstanding.
In computing the number and percentage of shares owned by each shareholder, CME has included any Class A Shares that could be acquired within 60 days of January 3, 2020 by the exercise of Company Options, the vesting of Company RSUs or the conversion of Series B Preferred Shares. These shares, however, are not counted in computing the percentage ownership of any other shareholder. Except as otherwise noted, each of the shareholders identified in the table has sole voting and investment power over the shares beneficially owned by such shareholder.

	Beneficial Ownership
Name of Beneficial Owner	Class A Common Stock	Options and RSUs (1)	Series B Preferred Stock (2)	% Ownership
John K. Billock(3)	181,614	—	—	*
Peter Knag	—	—	—	—
Alfred Langer(4)	196,322	—	—	*
Parm Sandhu (5)	313,782	—	—	*
Kelli Turner (6)	196,491	—	—	*
Trey Turner (Theodore McKinley Turner III)	—	—	—	—

Michael Del Nin (7)	803,810	596,420	—	*
Christoph Mainusch (8)	815,453	596,420	—	*
David Sturgeon (9)	431,258	238,568	—	*
Daniel Penn (10)	356,463	298,210	—	*

All directors and executive officers as a group (10 persons)	3,295,193	1,729,618	—	1.97%

AT&T Inc.(11)	162,334,771	—	111,136,877	74.98%
Warner Media, LLC (formerly Time Warner Inc.) (11)	162,334,771	—	111,136,877	74.98%
TW Media Holdings LLC (11)	162,334,771	—	111,136,877	74.98%
Time Warner Media Holdings B.V.(11)	162,334,771	—	111,136,877	74.98%

*    Less than 1.0%.

(1)	Includes Class A Shares underlying exercisable Company Options or vested Company RSUs and Company Options or Company RSUs that will become exercisable or vest within 60 days of January 3, 2020.

(2)
Represents the number of Class A Shares into which the 200,000 outstanding Series B Preferred Shares are convertible. For additional information on Series B Preferred Shares, see Note 12 to CME’s financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2018.

(3)	Does not include 58,220 Class A Shares underlying unvested Company RSUs.

(4)	Does not include 50,343 Class A Shares underlying unvested Company RSUs.

(5)	Represents shares beneficially owned by Mr. Sandhu which are held in a family trust. Does not include 53,768 Class A Shares underlying unvested Company RSUs or non-exercisable Company Options.

(6)	Does not include 52,055 Class A Shares underlying unvested Company RSUs.

(7)	Does not include 702,119 Class A Shares underlying unvested Company RSUs or non-exercisable Company Options.

(8)	Does not include 702,119 Class A Shares underlying unvested Company RSUs or non-exercisable Company Options.

(9)	Does not include 255,701 Class A Shares underlying unvested Company RSUs or non-exercisable Company Options.

(10)	Does not include 319,519 Class A Shares underlying unvested Company RSUs or non-exercisable Company Options.

(11)
Information (other than percentage ownership) for AT&T, Warner Media, TW Media Holdings LLC (“TWMH”) and TWBV is based upon a statement on Schedule 13D/A filed jointly by them on October 28, 2019. The address of AT&T, a Delaware corporation, is 208 S.Akard St., Dallas, Texas 75202. The address of each of Warner Media, a Delaware limited liability company, and TWMH, a Delaware limited liability company, is One Time Warner Center, New York, New York 10019. The address of TWBV, a private limited liability company organized under the laws of The Netherlands, is Naritaweg 237, 1043CB Amsterdam, The Netherlands. AT&T owns directly and indirectly all of the equity interests of Warner Media. Warner Media owns directly and indirectly all of the equity interests of TWMH and TWMH owns directly all of the equity interests of TWBV. AT&T, Warner Media, TWBV and TWMH beneficially own the Series A Preferred Share and 200,000 Series B Preferred Shares, both of which are directly held by TWBV. TWBV as the direct holder of the Series A Preferred Share is entitled to one vote per each of 11,211,449 Class A Shares into which it is convertible. Pursuant to the terms of the Certificate of Designation of the Series A Preferred Share, the underlying Class A Shares were not included in the calculations of ownership percentages set forth in the table above. For additional information on the Series A Preferred Share, see Note 13 to CME’s financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2018.

On April 25, 2018, Warner Media and TWBV exercised outstanding warrants to purchase 100,926,996 Class A Shares (which shares are included in the Class A Common Stock ownership in the table above). At the time of the exercise of these warrants, Warner Media and TWBV each undertook for a period of at least two years to transfer the right to vote these 100,926,996 Class A Shares at general meetings of the Company to the independent directors of the Company and issued standing proxies to the independent directors authorizing them to vote such shares in proportion to votes otherwise cast on all matters at a general meeting (other than at any meeting where the agenda includes a Change of Control Event (as defined in the 2019 Proxies referred to below). Because these initial standing proxies had a twelve-month term, each of Warner Media and TWBV issued a replacement proxy identical to the initial standing proxy on April 25, 2019 (the “2019 Proxies”). In addition, each of Warner Media and TWBV has the option of issuing a third proxy identical to the initial standing proxy following the expiration of the twelve-month term of the replacement proxy; and Warner Media and TWBV have agreed not to revoke the proxies prior to their expiration dates. These standing proxies do not apply to any general meeting that has been convened to vote on, among other matters, a Change of Control Event, including the Merger. Accordingly, Warner Media and TWBV will retain their ability to vote the Class A Shares covered by the 2019 Proxies at any such general meeting, including the Special General Meeting.
FUTURE SHAREHOLDER PROPOSALS
If the Merger is completed, CME will have no public shareholders, and there will be no public participation in any future meetings of shareholders of CME. However, if the Merger is not completed, shareholders will continue to be entitled to attend and participate in shareholder meetings. CME will hold the annual general meeting of its shareholders in 2020 only if the Merger has not been completed by the date of such meeting.

Proposals of shareholders, including any nomination of a person for election as a director, that are intended to be considered at CME’s annual general meeting of shareholders in 2020 (if held) must be received by CME at its principal executive offices at O’Hara House, 3 Bermudiana Road, Hamilton H08, Bermuda, Attention: Secretary, by not less than one hundred and twenty (120) days prior to the anniversary date of the proxy statement prepared and distributed in connection with the 2019 Annual General Meeting (i.e., by December 11, 2019), and must satisfy the conditions established in CME’s bye-laws for shareholder proposals. If such proposals are intended for inclusion in CME’s proxy statement relating to such annual general meeting (if held), such proposals must also satisfy the conditions established by the SEC, including, but not limited to, Rule 14a-8 promulgated under the Exchange Act.

WHERE YOU CAN FIND MORE INFORMATION
The SEC allows CME to “incorporate by reference” information into this proxy statement, which means that CME can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that CME has previously filed with the SEC. These documents contain important information about CME and its financial condition and are incorporated by reference into this proxy statement.
The following CME filings with the SEC are incorporated by reference:

•	CME’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 6, 2019;

•
CME’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2019, filed on April 30, 2019, June 30, 2019, filed on July 23, 2019, and September 30, 2019, filed on October 17, 2019; and

•
CME’s Current Reports on Form 8-K, filed on January 18, 2019 (Items 1.02, 8.01 and 9.01), February 6, 2019 (Item 9.01), March 22, 2019 (Item 5.02), March 25, 2019 (Item 9.01), April 30, 2019 (Item 9.01), May 21, 2019 (Item 5.07), July 23, 2019 (Item 9.01), September 18, 2019 (Item 5.02), October 17, 2019 (Item 9.01), October 28, 2019 (Items 1.01, 5.02, 8.01 and 9.01), and December 6, 2019 (Items 5.02 and 9.01).

CME also incorporates by reference into this proxy statement additional documents that it may file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the earlier of the date of the Special General Meeting or the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on, or hyperlinked or otherwise connected to, CME’s website is not, and shall not be deemed to be, part of this proxy statement, and therefore is not incorporated by reference herein. Nothing in this proxy statement shall be deemed to incorporate information furnished but not filed with the SEC.

Any reports, statements or other information that CME files with the SEC are available to the public from commercial document retrieval services and at www.sec.gov. You may obtain any of the documents CME files with the SEC, without charge (excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents), by requesting them in writing from CME at the following address:
Central European Media Enterprises Ltd.
Attention: Corporate Secretary
c/o CME Media Services
Krizineckeo nam. 1078/5
15200 Prague 5, Czech Republic

If you request any documents from CME, CME will mail them to you by first class mail, or another equally prompt method, within one business day after CME receive your request. Please note that all of CME’s documents that it files with the SEC are also available in the “SEC and PSE Filings” section of CME’s website at https://www.cetv-net.com/investors. The information included on CME’s website is not incorporated by reference into this proxy statement. If you would like additional copies of this proxy statement or need help voting your shares, please contact CME’s proxy solicitor:
Georgeson LLC
1290 Avenue of the Americas, 9th Floor
New York, New York 10104
Toll free number: +1 (866) 296-5716
Email: centraleuropeanmedia@georgeson.com
MISCELLANEOUS
CME has supplied all information relating to CME, and Parent has supplied, and CME has not independently verified, all of the information relating to Parent and Merger Sub contained in this proxy statement.
You should rely only on the information contained in this proxy statement, its annexes, including, but not limited to, the Merger Agreement and the Statutory Merger Agreement, along with all of the documents incorporated by reference into this proxy statement, in voting on the proposals set forth in this proxy statement. CME has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated January 10, 2020. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement), and the mailing of this proxy statement to shareholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation. The directors, executive officers and certain other members of management and employees of CME may be deemed “participants” in the solicitation of proxies from CME stockholders in favor of the proposed Merger. You can find information about CME’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in its Definitive Proxy Statement filed with the SEC on Schedule 14A on April 9, 2019.

Annex A-1
EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

AMONG

TV BIDCO B.V.,

TV BERMUDA LTD.

AND

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

DATED AS OF

OCTOBER 27, 2019

-A-1-1-

Page
ARTICLE I THE MERGER		A-1-8

Section 1.1	The Merger	A-1-8
Section 1.2	Closing	A-1-9
Section 1.3	Effective Time	A-1-9
Section 1.4	Directors and Officers of the Surviving Company	A-1-9
Section 1.5	Subsequent Actions	A-1-10

ARTICLE II CONVERSION OF SECURITIES		A-1-10

Section 2.1	Conversion of Capital Stock	A-1-10
Section 2.2	Payment for Securities; Surrender of Certificates	A-1-12
Section 2.3	Dissenting Shares	A-1-15
Section 2.4	Treatment of Company Equity Awards	A-1-16
Section 2.5	Additional Payment Matters; Withholding	A-1-16

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY		A-1-17

Section 3.1	Organization and Qualification; Subsidiaries	A-1-17
Section 3.2	Capitalization	A-1-18
Section 3.3	Authorization; Validity of Agreement; Company Action	A-1-20
Section 3.4	Board Approvals	A-1-21
Section 3.5	Consents and Approvals; No Violations	A-1-22
Section 3.6	Company SEC Documents and Financial Statements	A-1-23
Section 3.7	Internal Controls; Sarbanes-Oxley Act	A-1-24
Section 3.8	Absence of Certain Changes	A-1-25
Section 3.9	Litigation	A-1-25
Section 3.10	Employee Benefit Plans	A-1-25
Section 3.11	Labor Matters	A-1-27
Section 3.12	Taxes	A-1-27
Section 3.13	Contracts	A-1-29
Section 3.14	Title to Assets; Liens; Leases	A-1-31
Section 3.15	Environmental Matters	A-1-32
Section 3.16	Intellectual Property	A-1-32
Section 3.17	Compliance with Laws; Permits	A-1-33
Section 3.18	Information in the Proxy Statement	A-1-35
Section 3.19	Opinion of Financial Advisor	A-1-35
Section 3.20	Insurance	A-1-36
Section 3.21	Related Party Transactions	A-1-36
Section 3.22	Brokers; Expenses	A-1-36
Section 3.23	Takeover Statutes	A-1-36
Section 3.24	No Other Representations or Warranties	A-1-37

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		A-1-37

Section 4.1	Organization and Qualification	A-1-37
Section 4.2	Authorization; Validity of Agreement; Necessary Action	A-1-38

-A-1-2-

Section 4.3	Consents and Approvals; No Violations	A-1-38
Section 4.4	Litigation	A-1-39
Section 4.5	Information in the Proxy Statement	A-1-39
Section 4.6	Ownership of Company Capital Stock	A-1-39
Section 4.7	Sufficient Funds	A-1-39
Section 4.8	Ownership and Operations of Merger Sub	A-1-41
Section 4.9	Brokers and Other Advisors	A-1-41
Section 4.10	No Agreements with Shareholders	A-1-41
Section 4.11	No Agreements with Management	A-1-41
Section 4.12	Solvency	A-1-42
Section 4.13	Investigation; Limitation on Warranties; Disclaimer of Other Representations and Warranties	A-1-43

ARTICLE V CERTAIN COVENANTS OF THE COMPANY		A-1-43

Section 5.1	Conduct of Business by the Company Pending the Closing	A-1-43
Section 5.2	Solicitation	A-1-49
Section 5.3	Proxy Statement	A-1-54
Section 5.4	Shareholder Approval	A-1-54
Section 5.5	Curaçao Restructuring	A-1-55

ARTICLE VI ADDITIONAL AGREEMENTS OF THE PARTIES		A-1-56

Section 6.1	Access; Confidentiality	A-1-56
Section 6.2	Consents and Approvals	A-1-56
Section 6.3	Publicity	A-1-60
Section 6.4	Directors’ and Officers’ Insurance and Indemnification	A-1-60
Section 6.5	Takeover Laws	A-1-62
Section 6.6	Obligations of Merger Sub	A-1-63
Section 6.7	Employee Benefits Matters	A-1-63
Section 6.8	Rule 16b-3	A-1-65
Section 6.9	Control of Operations	A-1-65
Section 6.10	Transaction Litigation	A-1-65
Section 6.11	Deregistration and Delisting	A-1-65
Section 6.12	Company Indebtedness; Shareholder Guarantees	A-1-66
Section 6.13	Financing	A-1-66
Section 6.14	Financing Cooperation and Indemnification	A-1-68

ARTICLE VII CONDITIONS TO CONSUMMATION OF THE MERGER		A-1-72

Section 7.1	Conditions to Each Party’s Obligations to Effect the Merger	A-1-72
Section 7.2	Conditions to Obligations of Parent and Merger Sub	A-1-72
Section 7.3	Conditions to Obligations of the Company	A-1-73

ARTICLE VIII TERMINATION		A-1-73

Section 8.1	Termination	A-1-73
Section 8.2	Effect of Termination	A-1-75
Section 8.3	Termination Fees	A-1-75

-A-1-3-

ARTICLE IX MISCELLANEOUS		A-1-80

Section 9.1	Amendment and Modification; Waiver	A-1-80
Section 9.2	Non-Survival of Representations and Warranties	A-1-80
Section 9.3	Expenses	A-1-81
Section 9.4	Notices	A-1-81
Section 9.5	Defined Terms	A-1-83
Section 9.6	Interpretation	A-1-93
Section 9.7	Counterparts	A-1-93
Section 9.8	Entire Agreement; Third-Party Beneficiaries	A-1-94
Section 9.9	Severability	A-1-94
Section 9.10	Governing Law; Jurisdiction	A-1-95
Section 9.11	Waiver of Jury Trial	A-1-97
Section 9.12	Assignment	A-1-97
Section 9.13	Enforcement; Remedies	A-1-97
Section 9.14	Non-Recourse	A-1-100

Exhibit A Form of Statutory Merger Agreement		A-2

-A-1-4-

Acceptable Confidentiality Agreement	A-1-83
Agreement	A-1-7
Anti-Corruption Laws	A-1-34
Appraisal Withdrawal	A-1-15
Appraised Fair Value	A-1-15
Benefit Plans	A-1-25
Bermuda Companies Act	A-1-8
Book-Entry Shares	A-1-13
Burdensome Condition	A-1-59
business day	A-1-83
Capital Stock	A-1-83
Capitalization Date	A-1-18
Certificate of Merger	A-1-9
Certificates	A-1-13
Change of Recommendation	A-1-50
Class A Common Stock	A-1-18
Class B Common Stock	A-1-18
Closing	A-1-9
Closing Date	A-1-9
Common Share	A-1-10
Common Share Consideration	A-1-10
Common Stock	A-1-18
Communications Law	A-1-83
Company	A-1-7
Company Benefit Plans	A-1-63
Company Board of Directors	A-1-7
Company Board Recommendation	A-1-7
Company Disclosure Letter	A-1-17
Company Equity Awards	A-1-16
Company Equity Plan	A-1-83
Company Financial Advisor	A-1-35
Company Governing Documents	A-1-83
Company Indebtedness	A-1-66
Company Material Adverse Effect	A-1-84
Company Material Contract	A-1-31
Company Options	A-1-16
Company Permits	A-1-34
Company Related Parties	A-1-78
Company RSUs	A-1-16
Company SEC Documents	A-1-23

Company Subsidiary	A-1-18
Company Systems	A-1-84
Company Termination Fee	A-1-84
Company Transaction Related Matters	A-1-78
Competing Proposal	A-1-85
Competition Law	A-1-85
Compliant	A-1-85
Confidentiality Agreement	A-1-85
Continuing Employees	A-1-63
Contracts	A-1-85
Covered Persons	A-1-60
Curaçao Restructuring	A-1-55
D&O Insurance	A-1-62
Debt Financing	A-1-39
Debt Financing Documents	A-1-7
Debt Financing Sources	A-1-86
Debt Payoff	A-1-69
Dissenting Shares	A-1-86
Effect	A-1-86
Effective Time	A-1-9
Enforceability Exceptions	A-1-20
Environmental Law	A-1-86
Environmental Permit	A-1-86
Equity Commitment Letter	A-1-8
Equity Financing	A-1-39
Equity Interests	A-1-19
Equity Investors	A-1-39
Exceptions	A-1-43
Exchange Act	A-1-23
Exchange Fund	A-1-12
Ex-Im Laws	A-1-35
Expenses	A-1-86
Financial Statements	A-1-24
Financing	A-1-39
Financing Documents	A-1-8
GAAP	A-1-24
Government Official	A-1-86
Governmental Entity	A-1-22
Guarantee	A-1-41
Guarantor	A-1-41

-A-1-5-

Hazardous Substances	A-1-87
Indebtedness	A-1-87
Indemnification Agreements	A-1-60
Intellectual Property Rights	A-1-87
Intervening Event	A-1-88
knowledge	A-1-88
Law	A-1-88
Legal Proceeding	A-1-25
Lender Related Party	A-1-79
Liabilities	A-1-88
Licensed Company Intellectual Property	A-1-88
Lien	A-1-88
Marketing Period	A-1-89
Merger	A-1-7
Merger Application	A-1-9
Merger Consideration	A-1-10
Merger Sub	A-1-7
Merger Sub Common Stock	A-1-11
Nasdaq	A-1-22
New York Courts	A-1-96
Notice Period	A-1-52
OFAC	A-1-35
Option Consideration	A-1-16
Outside Date	A-1-90
Owned Company Intellectual Property	A-1-90
Parent	A-1-7
Parent Disclosure Letter	A-1-37
Parent Related Parties	A-1-79
Parent Termination Fee	A-1-90
Parent Transaction Related Matters	A-1-79
Paying Agent	A-1-12
Permitted Liens	A-1-31
Person	A-1-90
Pre-Closing Period	A-1-43
Preferred Share	A-1-10
Preferred Stock	A-1-18
Proxy Statement	A-1-35
Registrar	A-1-9
Representatives	A-1-90
Required Communications Approvals	A-1-22

Required Competition Approvals	A-1-22
Required Information	A-1-69
Requisite Shareholder Approval	A-1-90
Sanctioned Country	A-1-35
Sanctioned Person	A-1-35
Sanctions Laws	A-1-35
Sarbanes-Oxley Act	A-1-23
SEC	A-1-17
Securities Act	A-1-23
Series A Preferred Share Consideration	A-1-10
Series A Preferred Stock	A-1-18
Series B Preferred Share Consideration	A-1-10
Series B Preferred Stock	A-1-18
Shareholder Guarantees	A-1-90
Shareholders	A-1-8
Shareholders Meeting	A-1-55
Shares	A-1-11
Significant Subsidiary	A-1-90
Software	A-1-90
Solvent	A-1-42
Special Committee	A-1-7
Statutory Merger Agreement	A-1-90
Subsidiaries	A-1-91
Subsidiary	A-1-91
Superior Proposal	A-1-91
Surviving Company	A-1-8
Systems	A-1-91
Takeover Law	A-1-36
Tax Return	A-1-91
Taxes	A-1-92
Termination Fee	A-1-92
Trade Control Laws	A-1-34
Transaction Litigation	A-1-92
Transactions	A-1-7
Voting Agreement	A-1-7
Willful Breach	A-1-92

-A-1-6-

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of October 27, 2019, is by and among TV Bidco B.V., a Netherlands private limited liability company (“Parent”), TV Bermuda Ltd., a Bermuda exempted company limited by shares and a wholly-owned subsidiary of Parent (“Merger Sub”), and Central European Media Enterprises Ltd., a Bermuda exempted company limited by shares (the “Company”).
RECITALS
WHEREAS, the board of directors of the Company (the “Company Board of Directors”) has established a special committee (the “Special Committee”), consisting solely of independent and disinterested directors, to, among other things, consider and negotiate the business combination transaction provided for herein in which Merger Sub will merge with and into the Company, with the Company as the surviving company of such merger (the “Merger”);
WHEREAS, the Special Committee has unanimously determined that (a) the Common Share Consideration for each Common Share constitutes fair value in accordance with the Bermuda Companies Act and (b) this Agreement, the Statutory Merger Agreement and the transactions contemplated hereby and thereby (the “Transactions”), including the Merger, on the terms and subject to the conditions set forth in this Agreement and in the Statutory Merger Agreement, are advisable to, and in the best interests of, the Company and its shareholders, and has recommended the approval of the Merger, the execution of this Agreement and the Statutory Merger Agreement and the consummation of the Transactions by the Company Board of Directors;
WHEREAS, acting upon the recommendation of the Special Committee, the Company Board of Directors has unanimously adopted resolutions (a) determining that the Common Share Consideration for each Common Share constitutes fair value in accordance with the Bermuda Companies Act, (b) determining that this Agreement, the Statutory Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in this Agreement and the Statutory Merger Agreement, are advisable to, and in the best interests of, the Company and its shareholders, (c) approving the Merger, the execution of this Agreement and the Statutory Merger Agreement and the consummation of the Transactions, (d) recommending the approval of the Merger, this Agreement and the Statutory Merger Agreement by the Company’s shareholders (the “Company Board Recommendation”) and (e) resolving that this Agreement and the Statutory Merger Agreement be submitted to the shareholders of the Company at the Shareholders Meeting for their adoption and approval;
WHEREAS, the boards of directors of each of Parent and Merger Sub have unanimously approved the Merger, the execution of this Agreement and the Statutory Merger Agreement and the consummation of the Transactions, and the board of directors of Merger Sub has unanimously determined that this Agreement, the Statutory Merger Agreement and the Transactions, including the Merger, are in the best interests of Merger Sub and its sole shareholder;

-A-1-7-

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement, Parent and certain shareholders of the Company named therein (the “Shareholders”) are entering into a Voting Agreement (the “Voting Agreement”) pursuant to which, among other things, the Shareholders have agreed, subject to the terms and conditions set forth in the Voting Agreement, to vote or cause to be voted any Shares beneficially owned by the Shareholders in favor of approval of the Merger, this Agreement and the Statutory Merger Agreement;
WHEREAS, concurrently with or prior to the execution and delivery of this Agreement, and as a condition and inducement to the willingness of the Company to enter into this Agreement, (a) PPF Group N.V. and Parent have entered into an equity commitment letter, dated as of the date hereof (the “Equity Commitment Letter”), (b) Parent, BNP Paribas Fortis SA/NV and Societe Generale (as global co-ordinators) and certain other banks and financial institutions have entered into a term and revolving facilities agreement, dated October 25, 2019 (together with all schedules and ancillary documents thereto, collectively, the “Debt Financing Documents” and, together with the Equity Commitment Letter, the “Financing Documents”) and (c) Parent has delivered to the Company the Guarantee referred to herein; and
WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also provide for various conditions governing the Merger and the Transactions.
NOW, THEREFORE, in consideration of the mutual covenants and premises contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:
AGREEMENT
ARTICLE I
THE MERGER
Section 1.1    The Merger.
(a)    Subject to the terms and conditions of this Agreement and the Statutory Merger Agreement, and in accordance with Section 104H of the Companies Act 1981 of Bermuda, as amended (the “Bermuda Companies Act”), at the Effective Time, Merger Sub and the Company shall merge and their undertaking, property and liabilities shall vest in the Company as the surviving company of the Merger (such surviving company, the “Surviving Company”). From and after the Effective Time, the Merger shall have the effects set forth herein and in Section 109(2) of the Bermuda Companies Act.
(b)    At the Effective Time, the memorandum of association and bye-laws of the Surviving Company shall be in the form of the memorandum of association and bye-laws of Merger Sub as in effect immediately prior to the Effective Time (except that references therein to the name of Merger Sub shall be replaced by references to the name of the Surviving Company) until thereafter changed or amended as provided therein or pursuant to applicable Law (in each case, subject to Section 6.4).

-A-1-8-

Section 1.2    Closing. The closing of the Merger (the “Closing”) will take place at 10:00 a.m., Bermuda time, at the offices of Conyers Dill & Pearman Limited, Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, no later than the third business day after the satisfaction or waiver of the conditions set forth in Article VII (other than any such conditions that by their nature are to be satisfied by action taken at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing), unless another date, time or place is agreed by the Company and Parent. The date on which the Closing occurs is referred to as the “Closing Date.” Notwithstanding the foregoing, if the Marketing Period has not ended at the time of the satisfaction or waiver of the conditions set forth in Article VII (other than any such conditions that by their nature are to be satisfied by action taken at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing), then the Closing shall occur instead on the date that is the earlier to occur of (a) any business day during the Marketing Period as may be specified by Parent on no less than two business days’ prior written notice to the Company and (b) the business day immediately following the final day of the Marketing Period, in each case subject to the satisfaction or waiver of the conditions set forth in Article VII (other than any such conditions that by their nature are to be satisfied by action taken at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing).
Section 1.3    Effective Time    . Subject to the terms and conditions of this Agreement and the Statutory Merger Agreement, Parent, Merger Sub and the Company will (a) on the Closing Date, execute and deliver the Statutory Merger Agreement, (b) on or prior to the Closing Date, cause an application for registration of the Merger and the Surviving Company (the “Merger Application”) to be executed and delivered to the Registrar of Companies in Bermuda (the “Registrar”) as provided under Section 108 of the Bermuda Companies Act and to be accompanied by the documents required by Section 108(2) of the Bermuda Companies Act and (c) cause to be included in the Merger Application a request that the Registrar issue the certificate of merger with respect to the Merger (the “Certificate of Merger”) on the Closing Date at the time of day mutually agreed upon by the Company and Parent and set forth in the Merger Application. The Merger shall become effective upon the issuance of the Certificate of Merger by the Registrar or, if later, at the time and date shown on the Certificate of Merger (such time and date, the “Effective Time”). Parent, Merger Sub and the Company agree that they will request in the Merger Application that the Registrar provide in the Certificate of Merger that the effective date of the Merger shall be the Closing Date and the effective time of the Merger shall be such time as is mutually agreed upon by the Company and Parent.
Section 1.4    Directors and Officers of the Surviving Company. The Persons listed in the Statutory Merger Agreement to be the directors of the Surviving Company shall, from and after the Effective Time, be the directors of the Surviving Company, and the officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, continue as the officers of the Surviving Company, in each case, to hold office in accordance with the memorandum of association and bye-laws of the Surviving Company until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal.

-A-1-9-

Section 1.5    Subsequent Actions. If at any time after the Effective Time, the Surviving Company shall determine, in its sole discretion, or shall be advised, that any deeds, bills of sale, instruments of conveyance, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Company its right, title or interest in, to or under any of the rights, properties or assets of either of the Company or Merger Sub acquired or to be acquired by the Surviving Company as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, then the officers and directors of the Surviving Company shall be authorized to execute and deliver, in the name and on behalf of either the Company or Merger Sub, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each of such companies or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title or interest in, to and under such rights, properties or assets in the Surviving Company or otherwise to carry out this Agreement.
ARTICLE II

CONVERSION OF SECURITIES
Section 2.1    Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company, the holders of any securities of the Company or any other Person:
(a)    Conversion of Company Common Stock. Subject to Section 2.1(c) and Section 2.3, each share of the Company’s Class A Common Stock and Class B Common Stock (each such share, a “Common Share”), issued and outstanding immediately prior to the Effective Time shall be canceled and cease to exist automatically and shall be converted into the right to receive, with respect to each Common Share, an amount equal to $4.58 in cash, without interest (the “Common Share Consideration”).
(b)    Conversion of Company Preferred Stock. Subject to Section 2.1(c) and Section 2.3, each share of the Company’s Series A Preferred Stock and Series B Preferred Stock, (each such share, a “Preferred Share”), issued and outstanding immediately prior to the Effective Time shall be canceled and cease to exist automatically and shall be converted into the right to receive (i) with respect to each share of the Company’s Series A Preferred Stock, an amount equal to $32,900,000.00 in cash, without interest (the “Series A Preferred Share Consideration”) and (ii) with respect to each share of the Company’s Series B Preferred Stock, an amount equal to $1,630.875 in cash, without interest (the “Series B Preferred Share Consideration” and, together with the Common Share Consideration and the Series A Preferred Share Consideration, the “Merger Consideration”) (it being understood and agreed that, notwithstanding anything in this Agreement, the Voting Agreement or any terms of the Preferred Shares to the contrary, (i) any conversion of Preferred Shares on or after the date of this Agreement shall be deemed to be null and void, (ii) any Common Shares issued as a result of any conversion of any Preferred Shares shall be canceled and cease to exist automatically and no consideration shall be payable in exchange therefor and (iii) any such Preferred Shares that were the subject of any such conversion shall be canceled and cease to exist automatically and converted into the right to receive only the Series A Preferred Share Consideration or the Series B Preferred Share Consideration, as applicable, as if such conversion had not occurred).

-A-1-10-

(c)    Cancelation of Treasury Stock and Parent-Owned Capital Stock. All Common Shares and Preferred Shares (collectively, the “Shares”) owned by the Company (including any Shares held by the Company as treasury shares), Parent, Merger Sub or any direct or indirect wholly-owned Subsidiary of the Company, Parent or Merger Sub, and in each case not held on behalf of third parties, shall be canceled and shall cease to exist automatically, and no consideration shall be delivered in exchange therefor.
(d)    Merger Sub Common Stock. Each issued and outstanding ordinary share, par value $1.00 per share, of Merger Sub (the “Merger Sub Common Stock”) shall be converted into and become one validly issued, fully paid and non-assessable ordinary share of the Surviving Company and shall constitute the only outstanding shares in the share capital of the Surviving Company. From and after the Effective Time, all certificates representing Merger Sub Common Stock shall be deemed for all purposes to represent the number of ordinary shares of the Surviving Company into which they were converted in accordance with the immediately preceding sentence.
(e)    Adjustment to Merger Consideration. The Merger Consideration shall be adjusted appropriately to reflect the effect of any stock split (share subdivision), reverse stock split (consolidation), stock dividend (including any dividend or distribution of securities convertible into Capital Stock), cash dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Capital Stock occurring on or after the date hereof and prior to the Effective Time; provided, that nothing in this Section 2.1(e) shall be construed to permit the Company to take any action that is expressly prohibited by the terms of this Agreement.
(f)    Effect on Shares. From and after the Effective Time, all Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a Share shall cease to have any rights with respect thereto, except the right to receive the applicable Merger Consideration therefor in accordance with this Section 2.1 upon the surrender of such Share in accordance with Section 2.2, without interest thereon.

-A-1-11-

Section 2.2    Payment for Securities; Surrender of Certificates.
(a)    Paying Agent. Prior to the Closing, Parent or Merger Sub shall designate a reputable international bank or trust company, which shall be reasonably acceptable to the Company, to act as the payment agent in connection with the Merger (the “Paying Agent”). On the Closing Date, Parent or Merger Sub shall deposit, or cause to be deposited, with the Paying Agent an amount in cash sufficient to pay the aggregate Merger Consideration with respect to Shares entitled to receive the applicable Merger Consideration pursuant to Section 2.1 (the “Exchange Fund”). In the event the Exchange Fund shall be insufficient to make the payments contemplated by Section 2.1, Parent shall, or shall cause Merger Sub to, as promptly as reasonably practicable deposit additional funds with the Paying Agent in an amount which is equal to the deficiency in the amount required to make such payment. The Exchange Fund shall not be used for any purpose that is not expressly provided for in this Agreement. The Exchange Fund shall be invested by the Paying Agent as reasonably directed by Parent; provided, however, that any investment of such cash shall in all events be limited to direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the U.S. government, in commercial paper rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion (based on the most recent financial statements of such bank that are then publicly available), and that no such investment or loss thereon shall affect the amounts payable to holders of Certificates or Book‑Entry Shares pursuant to this Article II. Any interest and other income resulting from such investments shall be paid to the Surviving Company on the earlier of one year after the Effective Time or full payment of the Exchange Fund.

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(b)    Exchange Procedures. As promptly as practicable after the Effective Time (but in no event later than three business days after the Effective Time), Parent shall, and shall cause the Surviving Company to, cause the Paying Agent to mail or otherwise provide (i) to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding Shares (the “Certificates”) whose Shares were converted pursuant to Section 2.1 into the right to receive the Merger Consideration (x) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates (or affidavits of loss in lieu thereof) to the Paying Agent and shall be in such form and have such other provisions as Parent may reasonably specify and (y) instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu of Certificates) in exchange for payment of the applicable Merger Consideration and (ii) to each holder of non-certificated Shares represented by book-entry (“Book-Entry Shares”) whose Shares were converted pursuant to Section 2.1 into the right to receive the Merger Consideration, a notice of the effectiveness of the Merger. Upon surrender of a Certificate (or an affidavit of loss in lieu of Certificates) for cancelation to the Paying Agent or to such other agent or agents reasonably acceptable to the Company as may be appointed by Parent or the Surviving Company, together with such letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, and without any action by any holder of record of any Book-Entry Share, the holder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor the applicable Merger Consideration for each Share formerly represented by such Certificate or Book-Entry Share, to be mailed or otherwise provided as promptly as practicable following the later to occur of (A) the Effective Time and (B) with respect to the holders of Certificates, the Paying Agent’s receipt of such Certificate (or affidavit of loss in lieu of such Certificate), and such Certificate (or affidavit of loss in lieu of such Certificate) or Book-Entry Share shall be forthwith canceled. The Paying Agent shall accept such Certificates (or affidavits of loss in lieu of Certificates) upon compliance with such reasonable terms and conditions as the Paying Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name a surrendered Certificate is registered, it shall be a condition precedent of payment that (1) the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and (2) the Person requesting such payment shall have paid any transfer and other similar Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of the Surviving Company that such Tax either has been paid or is not required to be paid. Payment of the Merger Consideration with respect to Book-Entry Shares shall only be made to the Person in whose name such Book-Entry Shares are registered. Until satisfaction of the applicable procedures contemplated by this Section 2.2, each Certificate and Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the applicable Merger Consideration in cash as contemplated by this Article II, without interest thereon.

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(c)    Share Registers; No Further Ownership Rights in Shares. From and after the Effective Time, the share registers of the Company shall be closed and thereafter there shall be no further registration of transfers of Shares on the records of the Company. From and after the Effective Time, the holders of Certificates or Book-Entry Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares except as otherwise provided for herein or by applicable Law. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Company for any reason, they shall be canceled and, subject to compliance with the procedures in Section 2.2(b), exchanged as provided in this Agreement, without any interest thereon.
(d)    Termination of Exchange Fund; No Liability. At any time beginning on the date that is 12 months after the Effective Time, the Surviving Company shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) remaining in the Exchange Fund that have not been disbursed, or for which disbursement is pending subject only to the Paying Agent’s routine administrative procedures, to holders of Certificates or Book-Entry Shares, and thereafter such holders shall be entitled to look only to the Surviving Company (subject to abandoned property, escheat or other similar Laws) as general creditors thereof with respect to the applicable Merger Consideration payable upon due surrender of their Certificates or Book-Entry Shares and compliance with the procedures in Section 2.2(b), without any interest thereon. Notwithstanding the foregoing, none of the Surviving Company, Parent, the Paying Agent or any other Person shall be liable to any holder of a Certificate or Book-Entry Share for any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any Merger Consideration remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Entity shall, to the fullest extent permitted by applicable Law, become the property of the Surviving Company, free and clear of any claims or interest of any Person previously entitled thereto.
(e)    Lost, Stolen or Destroyed Certificates. In the event that any Certificates shall have been lost, stolen or destroyed, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon (i) the making of an affidavit of that fact by the holder thereof and (ii) compliance with the other procedures set forth in this Article II, the applicable Merger Consideration payable in respect thereof pursuant to Section 2.1; provided that the Surviving Company may, in its discretion and as a condition precedent to the payment of such Merger Consideration, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against the Surviving Company or the Paying Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

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Section 2.3    Dissenting Shares.
(a)    At the Effective Time, all Dissenting Shares shall be canceled and cease to exist automatically and, unless otherwise required by applicable Law, converted into the right to receive the Common Share Consideration for each such Common Share pursuant to Section 2.1, and any holder of Dissenting Shares shall, in the event that the fair value of a Dissenting Share as appraised by the Supreme Court of Bermuda under Section 106(6) of the Bermuda Companies Act (the “Appraised Fair Value”) is greater than the applicable Common Share Consideration, be entitled to receive such difference from the Surviving Company by payment made within one month after such Appraised Fair Value is finally determined pursuant to such appraisal procedure. In the event that a holder of Dissenting Shares fails to perfect, effectively withdraws or otherwise waives any right to appraisal under Section 106(6) of the Bermuda Companies Act (each, an “Appraisal Withdrawal”), such holder’s Dissenting Shares shall be canceled as of the Effective Time and converted into the right to receive the Common Share Consideration for each such Dissenting Share.
(b)    The Company shall give Parent (i) prompt notice of (A) any demands received by the Company for appraisal of any Dissenting Shares, of any Appraisal Withdrawals and of any other written instruments, notices, petitions or other communications received by the Company in connection with the foregoing, in each case, pursuant to the provisions of the Bermuda Companies Act concerning the rights of holders of Common Shares to require appraisal of such Common Shares in accordance with this Section 2.3 and (B) to the extent that the Company has knowledge thereof, any applications to the Supreme Court of Bermuda for appraisal of the fair value of the Dissenting Shares and (ii) to the extent permitted by applicable Law, the opportunity to participate with the Company in any settlement negotiations and proceedings with respect to any demands for appraisal under the Bermuda Companies Act. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisal, settle or compromise or offer to settle or compromise or otherwise negotiate any such demands, or waive any failure to timely deliver a written demand for appraisal or any failure to timely take any other action to exercise appraisal rights in accordance with the Bermuda Companies Act, or agree to do any of the foregoing. Payment of any amount payable to holders of Dissenting Shares shall be the obligation of the Surviving Company.

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Section 2.4    Treatment of Company Equity Awards.
(a)    Immediately prior to the Effective Time, (i) each outstanding, unvested and unexercised option to purchase Common Shares (the “Company Options”) under any Company Equity Plan shall become immediately vested and exercisable in full and (ii) each Company Option that remains outstanding and unexercised as of immediately prior to the Effective Time (including each Company Option that becomes vested and exercisable pursuant to clause (i)) shall be canceled and, in exchange therefor, each holder of any such canceled Company Option shall be entitled to receive, in consideration of the cancelation of such Company Option and in settlement thereof, a payment in cash of an amount equal to the product of (A) the total number of Common Shares for which such Company Option remains outstanding and unexercised immediately prior to the Effective Time and (B) the excess, if any, of the Common Share Consideration over the exercise price per Common Share previously subject to such Company Option (such amount being hereinafter referred to as the “Option Consideration”). From and after the Effective Time, any such canceled Company Option shall no longer be exercisable by the former holder thereof, but shall only entitle such holder to the payment of the Option Consideration.
(b)    Immediately prior to the Effective Time, all outstanding restricted stock units (the “Company RSUs”) under any Company Equity Plan shall become immediately vested and all restrictions thereupon shall lapse, and such Company RSUs shall be canceled in exchange for the right to receive, with respect to each Common Share for which such Company RSU remains outstanding immediately prior to the Effective Time, the Common Share Consideration. With respect to any Company RSU that has performance-based vesting conditions, the number of Common Shares subject to such Company RSU when such Company RSU vests and performance restrictions thereon lapse in accordance with the immediately preceding sentence shall be determined in accordance with the corresponding award agreement.
(c)    The Company shall take appropriate corporate actions to effectuate the treatment of the Company Options and Company RSUs (collectively, the “Company Equity Awards”) as contemplated by this Section 2.4.
(d)    After the Effective Time on the Closing Date, Parent shall provide, or cause to be provided, to the Surviving Company all funds necessary to fulfill the obligations set forth in this Section 2.4. After the Effective Time on the Closing Date, the Surviving Company shall pay the Option Consideration payable in respect of Company Options under Section 2.4(a) and the Common Share Consideration payable in respect of Company RSUs under Section 2.4(b), in each case after giving effect to any required Tax withholdings as provided in Section 2.5.
Section 2.5    Additional Payment Matters; Withholding. All amounts payable pursuant to Section 2.4 shall be paid without interest (unless otherwise noted). Each of the Paying Agent, Parent, Merger Sub, and the Surviving Company (and any agent thereof) shall be entitled to deduct and withhold, and any payments made pursuant to this Article II shall be net of, all applicable withholding taxes that the Paying Agent, Parent, Merger Sub or the Surviving Company (or any agent thereof), as the case may be, shall be required to deduct and withhold under applicable Law with respect to such payments. Amounts so deducted and withheld by the Paying Agent, Parent, Merger Sub or the Surviving Company and remitted to the appropriate taxing authority shall be treated for all purposes of this Agreement as having been paid to the Person in respect of a payment to which such deduction and withholding was made.

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ARTICLE III

REPRESENTATIONS AND
WARRANTIES OF THE COMPANY
Except as contemplated by the Curaçao Restructuring, the Company represents and warrants to Parent and Merger Sub as set forth in this Article III, and such representations and warranties are qualified in their entirety by reference to the disclosure (a) in the Company SEC Documents publicly filed with, or furnished to, the Securities and Exchange Commission (the “SEC”) prior to the date hereof other than any disclosures (other than statements of historical fact) contained in the “Risk Factors” or “Forward-Looking Statements” sections of such Company SEC Documents or other similarly predictive, cautionary or forward-looking statements contained in such Company SEC Documents (it being acknowledged that nothing disclosed in the Company SEC Documents will be deemed to modify or qualify the representations and warranties set forth in Section 3.2(a)) and (b) set forth in the disclosure schedule delivered by the Company to Parent immediately prior to the execution of this Agreement (the “Company Disclosure Letter”). Each disclosure set forth in the Company Disclosure Letter shall qualify or modify each of the representations and warranties set forth in this Article III to the extent the applicability of the disclosure to each other Section is reasonably apparent from the text of the disclosure made.
Section 3.1    Organization and Qualification; Subsidiaries.
(a)    The Company is an exempted company limited by shares duly incorporated, validly existing and in good standing under the laws of Bermuda and has the requisite company power and authority to own, lease and operate its properties and assets in all material respects and to conduct its business as now being conducted. The Company is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions which recognize such concept) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its assets or properties or present conduct of its business makes such qualification or licensing necessary, except for those jurisdictions where the failure to be so qualified or licensed or to be in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has delivered to or made available to Parent and Merger Sub, prior to the execution of this Agreement, correct and complete copies of any amendments to the Company Governing Documents not filed as of the date hereof with the SEC, and each of the Company Governing Documents are in full force and effect. The Company is not in violation of any of the terms of the Company Governing Documents, except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole.

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(b)    Schedule 3.1(b) of the Company Disclosure Letter sets forth (i) a correct and complete list of the Subsidiaries of the Company (each, a “Company Subsidiary”), (ii) the ownership interest of any other Person or Persons, to the knowledge of the Company, in each Company Subsidiary and (iii) the jurisdiction of organization or incorporation, as the case may be, of each Company Subsidiary. Each Company Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate or other entity power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each Company Subsidiary is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions which recognize such concept) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its assets or properties or present conduct of its business makes such qualification or licensing necessary, except for those jurisdictions where the failure to be so qualified or licensed or to be in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has delivered to or made available to Parent and Merger Sub, prior to the execution of this Agreement, correct and complete copies of any charter, certificate of incorporation, articles of association, certificate of formation, certificate of limited partnership, bylaws, partnership agreement, limited liability company agreement, operating agreement or similar formation or governing documents and instruments for each Company Subsidiary, and each of the foregoing documents is in full force and effect in all material respects. Each Company Subsidiary is not in violation of any of the terms of its constituent organizational or governing documents, except in each case as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole.
Section 3.2    Capitalization.
(a)    The authorized share capital of the Company consists of (i) 440,000,000 shares of Class A Common Stock, par value $0.08 per share (the “Class A Common Stock”), (ii) 15,000,000 shares of Class B Common Stock, par value $0.08 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), and (iii) 5,000,000 shares of Preferred Stock, par value $0.08 per share. As of the close of business on October 25, 2019 (the “Capitalization Date”), (A) 253,607,026 shares of Class A Common Stock were issued and outstanding, (B) no shares of Class B Common Stock were issued and outstanding, (C) one share of Series A Convertible Preferred Stock, par value $0.08 per share (the “Series A Preferred Stock”), was issued and outstanding, (D) 200,000 shares of Series B Convertible Redeemable Preferred Stock, par value $0.08 per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Preferred Stock”), were issued and outstanding, (E) no shares of Common Stock or Preferred Stock were issued and held in the treasury of the Company or otherwise owned by the Company, (F) 122,348,326 shares of Class A Common Stock were reserved for issuance in connection with conversion of Preferred Stock into Class A Common Stock, (G) 5,347,217 shares of Class A Common Stock were reserved for issuance with respect to outstanding Company Equity Awards and (H) 10,078,617 shares of Class A Common Stock were reserved for issuance in connection with future grants of awards under any Company Equity Plan. All of the outstanding Shares are, and all Shares which may be issued pursuant to the vesting of Company RSUs or the exercise of outstanding Company Options will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and non-assessable, and are not subject to and were not issued in violation of any pre-emptive rights, purchase options, call or right of first refusal or similar rights. There are no bonds,

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debentures, notes or other indebtedness or obligations the holders of which have general voting rights (or convertible or exchangeable into or exercisable for securities having such rights) of the Company or any Company Subsidiary issued and outstanding. From the close of business on the Capitalization Date, no Company Equity Awards have been granted and no Shares have been issued, other than Shares issued pursuant to the exercise or vesting and settlement of Company Options or the vesting and settlement of Company RSUs, in each case in accordance with the terms of the Company Equity Plan and the applicable award agreement. Except as set forth in this Section 3.2, there are no (1) authorized or outstanding (A) shares of capital stock or other voting securities of the Company or the Company Subsidiaries, other than Shares that have become outstanding after the Capitalization Date, which were reserved for issuance as of the Capitalization Date as set forth in Section 3.2(a), or (B) options, warrants, calls, pre-emptive rights, phantom stock, equity appreciation subscriptions or other rights, agreements, arrangements, understandings or commitments of any kind, including any shareholder rights plan or similar antitakeover plan, relating to the issued or unissued capital stock of the Company, obligating the Company or any Company Subsidiary to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or other voting securities of, or other equity interests in, the Company or any Company Subsidiary or securities convertible into, exercisable for or exchangeable for, or giving any Person a right to subscribe for or acquire such shares or equity interests, or obligating the Company or any Company Subsidiary to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment (collectively, “Equity Interests”) or (2) authorized or outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any Shares or any capital stock of, or other Equity Interests in, the Company or any Company Subsidiary from any third party, or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in the Company or any Company Subsidiary (other than intercompany indebtedness among the Company and the Company Subsidiaries).
(b)    Schedule 3.2(b) of the Company Disclosure Letter sets forth a listing of all outstanding Company Equity Awards as of the Capitalization Date, specifying the number of Shares subject to each such Company Equity Award, the grant date, to the extent applicable, the exercise price per share, and the name of the holder thereof. Each Company Equity Award was granted in compliance in all material respects with all applicable Laws and the terms and conditions of the Company Equity Plan pursuant to which it was issued.
(c)    Other than the Voting Agreement, there are no voting trusts or other agreements to which the Company or any Company Subsidiary is a party with respect to the voting of the Company’s Capital Stock or any capital stock of, or other Equity Interest, of the Company or Company Subsidiary. Neither the Company nor any Company Subsidiary has granted any preemptive rights, anti-dilutive rights or rights of first refusal or similar rights with respect to any of its capital stock or other Equity Interests.

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(d)    The Company or another Company Subsidiary owns, directly or indirectly, all of the issued and outstanding shares of capital stock or other Equity Interests of each of the Company Subsidiaries, free and clear of any Liens (other than transfer and other restrictions under applicable securities Laws), and all of such shares of capital stock or other Equity Interests have been duly authorized and validly issued and are fully paid and nonassessable. Except for Equity Interests in the Company Subsidiaries, neither the Company nor any Company Subsidiary owns, directly or indirectly, any Equity Interest in any Person, or has any obligation to repurchase, redeem or otherwise acquire any such Equity Interest, or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in, any Company Subsidiary or any other Person. There are no outstanding obligations to which the Company or any Company Subsidiary is a party (i) restricting the transfer of any Equity Interests in any Company Subsidiary or (ii) limiting the exercise of voting rights with respect to any Equity Interests in any Company Subsidiary. No direct or indirect Company Subsidiary owns any Shares.Section
3.3    Authorization; Validity of Agreement; Company Action. The Company has all necessary company power and authority to execute and deliver this Agreement and the Statutory Merger Agreement, and, subject to obtaining the Requisite Shareholder Approval and the filing of the Merger Application with the Registrar, to perform its obligations hereunder and thereunder and to consummate the Transactions, including the Merger. The execution, delivery and performance by the Company of this Agreement and the Statutory Merger Agreement, and the consummation by it of the Transactions, including the Merger, have been duly and validly authorized by the Company Board of Directors and the Special Committee. No other action on the part of the Company is necessary to authorize the execution and delivery by the Company of this Agreement and the Statutory Merger Agreement, and the consummation by it of the Transactions, except for, in the case of the consummation of the Merger, obtaining the Requisite Shareholder Approval, executing and delivering the Statutory Merger Agreement and filing the Merger Application with the Registrar pursuant to the Bermuda Companies Act. This Agreement has been duly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery hereof by Parent and Merger Sub, is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that the enforcement hereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) (the exceptions described in clauses (a) and (b), collectively, the “Enforceability Exceptions”).

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Section 3.4    Board Approvals. Each of the Special Committee and the Company Board of Directors (upon the recommendation of the Special Committee) has unanimously (a) determined that the Common Share Consideration for each Common Share constitutes fair value in accordance with the Bermuda Companies Act, (b) determined that this Agreement, the Statutory Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in this Agreement and the Statutory Merger Agreement, are advisable to, and in the best interests of, the Company and its shareholders, (c) approved the execution, delivery and performance of this Agreement, the Statutory Merger Agreement and the Transactions, (d) subject to Section 5.2, resolved to recommend that the shareholders of the Company vote in favor of the adoption of the Merger, this Agreement and the Statutory Merger Agreement and (e) resolved that this Agreement and the Statutory Merger Agreement be submitted to the shareholders of the Company at the Shareholders Meeting for their adoption and approval. The only vote or approval of the holders of any class or series of capital stock of the Company which is required to adopt and approve this Agreement, the Statutory Merger Agreement and the Transactions is the Requisite Shareholder Approval.

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Section 3.5    Consents and Approvals; No Violations. None of the execution, delivery or performance of this Agreement or the Statutory Merger Agreement by the Company, the consummation by the Company of the Merger or the Transactions, or compliance by the Company with any of the provisions of this Agreement will (a) violate, conflict with or result in any breach of any provision of the Company Governing Documents or the comparable organizational or governing documents of any Significant Subsidiary, (b) require any filing or notification by the Company or any Significant Subsidiary with or to, or the obtaining of any permit, authorization, consent, approval or waiting period expiration or termination of, any court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory (including stock exchange) authority, agency, court or commission, whether foreign, domestic, of any country, nation, republic, federation or similar entity or any federal, state, provincial, local, supernational, parish, municipality, jurisdiction or other political subdivision thereof (each, a “Governmental Entity”) (except for (i) compliance with any applicable requirements of the Exchange Act, including such filings with the SEC as may be required to be made by the Company in connection with this Agreement and the Merger, (ii) compliance with the applicable rules and regulations of the Nasdaq Global Select Market (“Nasdaq”) and the Prague Stock Exchange, (iii) the filing of (A) the Merger Application with the Registrar pursuant to the Bermuda Companies Act and (B) appropriate related documents with the relevant authorities of other jurisdictions in which the Company or any of the Company Subsidiaries is qualified to do business, (iv) the approval of the Bermuda Monetary Authority pursuant to the Exchange Control Act 1972 and related regulations regarding the change of ownership of the Company, (v) filings, notifications, permits, authorizations, consents, approvals and waiting period expirations or terminations as may be required under applicable Competition Laws (“Required Competition Approvals”), (vi) filings, notifications, permits, authorizations, consents, approvals and waiting period expirations or terminations as may be required under applicable Communications Laws (“Required Communications Approvals”) and (vii) compliance with applicable state securities or blue sky laws), (c) automatically result in a modification, violation or breach of, or constitute (with or without notice or lapse of time or both) a default, require a consent or result in the loss of a material benefit under, or give rise to any right, including any right of termination, amendment, cancelation or acceleration, under, any of the terms, conditions or provisions of any Company Material Contract or (d) violate any order, writ, injunction, decree or Law applicable to the Company or any of its properties or assets; except in each of clauses (b), (c) or (d) where (1) any failure to obtain such permits, authorizations, consents or approvals, (2) any failure to make such filings or (3) any such modifications, violations, rights, breaches or defaults would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or prevent or materially delay the consummation by the Company of the Merger and the other Transactions.

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Section 3.6    Company SEC Documents; Financial Statements; No Undisclosed Liabilities.
(a)    The Company has filed or furnished (as applicable) with the SEC, together with all applicable certifications required pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), all forms, reports, schedules, statements, prospectuses, registration statements and other documents (including all exhibits and other information incorporated therein, amendments and supplements thereto) in each case required by it to be filed or furnished (as applicable), since and including January 1, 2018 under the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (the “Exchange Act”) or the Securities Act of 1933 and the rules and regulations promulgated thereunder (the “Securities Act”) (such documents and any other documents filed by the Company with the SEC as amended since the time of their filing, including all exhibits and other information incorporated therein, amendments and supplements thereto, collectively, the “Company SEC Documents”).
(b)    As of their respective filing dates, or, if amended or superseded by a subsequent filing made prior to the date of this Agreement, as of the date of the last such amendment or superseding filing prior to the date of this Agreement, the Company SEC Documents (a) did not (or with respect to Company SEC Documents filed after the date hereof, will not) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading and (b) complied as to form in all material respects with the applicable requirements of the Exchange Act or the Securities Act, as the case may be, the Sarbanes-Oxley Act and the applicable rules and regulations of the SEC promulgated thereunder, each as in effect on the date of any such filing. Since January 1, 2018, the Company has been in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the Nasdaq. As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to any of the Company SEC Documents. To the Company’s knowledge, as of the date hereof, there is not any ongoing investigation or review being conducted by the SEC of any Company SEC Documents (including the financial statements included therein).
(c)    None of the Company Subsidiaries is required to file any forms, periodic reports, schedules, statements or other documents under the Exchange Act.
(d)    There are no outstanding loans or other extensions of credit made by the Company or any Company Subsidiary to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company.
(e)    Since January 1, 2018 through the date of this Agreement, to the knowledge of the Company, neither the Company nor any Company Subsidiary has received any written material complaint, allegation, assertion or claim that the Company or any Company Subsidiary has engaged in illegal or fraudulent accounting or auditing practices.

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(f)    All of the audited financial statements and unaudited interim financial statements of the Company (including all notes thereto) included in the Company SEC Documents (collectively, the “Financial Statements”) (i) have been prepared from, are in accordance with, and accurately reflect the books and records of the Company and the Significant Subsidiaries, in each case in all material respects, (ii) have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, for normal and recurring year-end adjustments and as may be permitted by the SEC on Form 10-Q, Form 8-K or any successor or like form under the Exchange Act) and (iii) fairly present in all material respects the consolidated financial position and the consolidated results of operations and cash flows of the Company and the Significant Subsidiaries as of the times and for the periods referred to therein.
(g)    Except (i) as disclosed, reflected, accrued or reserved against in the financial statements (including all notes thereto) of the Company contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and quarterly report on Form 10-Q for the period ended September 30, 2019; (ii) for liabilities or obligations incurred in the ordinary course of business since September 30, 2019; (iii) for liabilities or obligations which have been discharged or paid in full prior to the date of this Agreement; (iv) for liabilities or obligations incurred in connection with the Transactions or otherwise arising out of the negotiation, execution, delivery and performance of this Agreement, (v) for liabilities and obligations incurred under any Contract other than liabilities or obligations due to breaches thereunder and (vi) for liabilities or obligations that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any Company Subsidiary has any liabilities or obligations of a nature required by GAAP to be reflected in a consolidated balance sheet or disclosed in the notes thereto.
Section 3.7    Internal Controls; Sarbanes-Oxley Act. The Company has designed and maintained a system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to ensure that all material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. To the Company’s knowledge, the Company has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board of Directors (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

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Section 3.8    Absence of Certain Changes.
(a)    From December 31, 2018 through the date of this Agreement, the Company and the Significant Subsidiaries have conducted their respective businesses in all material respects in the ordinary course of business.
(b)    From December 31, 2018 through the date of this Agreement, no Effects have occurred, which have had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.9    Litigation. As of the date hereof, there is no (a) claim, action, suit, arbitration, investigation, alternative dispute resolution action or any other judicial or administrative proceeding, in Law or equity (collectively, a “Legal Proceeding”), pending against (or to the Company’s knowledge, threatened against or naming as a party thereto) the Company, a Company Subsidiary, any of their respective assets or properties, or any present or former officer or director (in their capacity as such) of the Company or any Company Subsidiary or (b) to the Company’s knowledge, investigation by a Governmental Entity pending or threatened against the Company or any Company Subsidiary, other than, in each case of clause (a) or (b), as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary or any of their respective properties or assets is or are subject to any outstanding order, writ, injunction, decree or arbitration ruling or judgment of a Governmental Entity which would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.10    Employee Benefit Plans.
(a)    Schedule 3.10(a) of the Company Disclosure Letter sets forth a correct and complete list of all material Benefit Plans (other than employment or consulting agreements with any individual employees who are not officers or directors of the Company or members of key senior management of any Company Subsidiary). “Benefit Plans” means all existing plans, policies, agreements, arrangements, contracts or programs, covering current or former employees, directors or consultants of the Company or any of the Company Subsidiaries, providing compensation or other benefits, including without limitation employment, consulting, retirement, severance, termination, change in control, deferred compensation, vacation, sick, stock option, stock purchase, stock appreciation rights, stock-based or other equity-based, incentive, bonus, supplemental retirement, profit-sharing, insurance, medical, welfare, fringe or other benefits or remuneration of any kind, whether or not in writing and whether or not funded, in each case, which are maintained, sponsored, or contributed to (or required to be contributed to) by the Company or any of the Company Subsidiaries, or to which the Company or any of the Company Subsidiaries is obligated to contribute, or with respect to which the Company or any of the Company Subsidiaries or any employers (whether or not incorporated) that would be treated together with the Company or any of the Company Subsidiaries as a single employer within the meaning of Section 414 of the Code (each, an ERISA Affiliate) has any liability, direct, indirect, contingent or otherwise. Notwithstanding the foregoing, the term “Benefit Plan” shall not include any plan, program, or arrangement that is sponsored or maintained by a Governmental Entity or to which the obligations of the Company or any Company Subsidiary are mandated by applicable Law.

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(b)    With respect to each Benefit Plan (other than employment or consulting agreements with any individual employees who are not officers or directors of the Company or members of key senior management of any Company Subsidiary), the Company has made available to Parent, to the extent applicable, true, correct and complete copies of the Benefit Plan document, including any amendments thereto, and all related trust documents, insurance contracts or other funding vehicles, or a written description of such Benefit Plan if such plan is not set forth in a written document.
(c)    No Benefit Plan is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). All Benefit Plans are maintained outside of the United States and comply in all material respects with applicable Law, and all such plans that are intended to be funded or book-reserved are funded or book reserved, as appropriate, based upon reasonable actuarial assumptions. As of the date hereof, there is no pending or, to the Company’s knowledge, threatened material litigation relating to any Benefit Plan.
(d)    No Benefit Plan is or has at any time been considered a defined benefit pension plan, and neither the Company, nor any of the Company Subsidiaries has within the past six years maintained, established, participated in or contributed to, or is or has been obligated to contribute to, or has otherwise incurred any obligation or liability (including any contingent liability) under, any defined benefit pension plan, other than any such defined benefit pension plan that is sponsored by a Governmental Entity.
(e)    Except as required by applicable Law, no Benefit Plan provides retiree or post-employment medical, disability, life insurance or other welfare benefits to any person, and none of the Company or any of the Company Subsidiaries has any obligation to provide such benefits.
(f)    Neither the execution and delivery of this Agreement, shareholder or other approval of this Agreement nor the consummation of the transactions contemplated by this Agreement could, either alone or in combination with another event, (i) entitle any employee, director, officer or independent contractor of the Company or any of the Company Subsidiaries to severance pay or any material increase in severance pay, (ii) accelerate the time of payment or vesting, or materially increase the amount of compensation due to any such employee, director, officer or independent contractor, (iii) directly or indirectly cause the Company to transfer or set aside any assets to fund any material benefits under any Benefit Plan, (iv) otherwise give rise to any material liability under any Benefit Plan, (v) limit or restrict the right to merge, materially amend, terminate or transfer the assets of any Benefit Plan on or following the Effective Time, or (vi) require a “gross-up,” indemnification for, or payment to any individual for any taxes imposed on such individual.
(g)    Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Benefit Plan has been established, maintained and administered in compliance with its terms and all applicable Laws, and (ii) each Benefit Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities.

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Section 3.11    Labor Matters. Neither the Company nor any of the Company Subsidiaries is a party to, bound by, negotiating or required to negotiate any collective bargaining agreement, works council or other agreement with a labor union or other labor organization. To the Company’s knowledge, no employees of the Company or the Company Subsidiaries are represented by any labor union, works council, or other labor organization. There are no pending or, to the Company’s knowledge, threatened, and, since January 1, 2018, there have been no, strikes, lockouts, union organization activities (including, but not limited to, union organization campaigns or requests for representation), pickets, slowdowns, stoppages, material grievances or collective labor disputes or similar activity in respect of the business of the Company or any of the Company Subsidiaries that may, individually or in the aggregate, interfere in any material respect with the respective business activities of the Company or any Company Subsidiary.
Section 3.12    Taxes.
(a)    The Company and the Company Subsidiaries have timely filed all Tax Returns required to be filed by, or with respect to, the Company or any of the Company Subsidiaries (taking into account any extensions of time within which to file such Tax Returns), and all such Tax Returns are complete and correct and accurately reflect all liability for Taxes of the Company and the Company Subsidiaries for the periods covered thereby, subject in each case to such exceptions as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and the Company Subsidiaries have paid all material Taxes due and payable by or with respect to the income, assets or operations of the Company and the Company Subsidiaries. All Taxes incurred but not yet due and payable (i) for periods covered by the Financial Statements have been accrued and adequately disclosed on the Financial Statements in accordance with GAAP, and (ii) for periods not covered by the Financial Statements have been accrued on the books and records of the Company and the Company Subsidiaries, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)    (i) There are no audits, examinations or other proceedings currently pending with regard to any Taxes of the Company or the Company Subsidiaries by any taxing authority and (ii) neither the Company nor any of the Company Subsidiaries has received any written notice or announcement from any taxing authority since January 1, 2018 of any audits, examinations, or proceedings that could reasonably be expected to materially affect the Tax liability of the Company or any of the Company Subsidiaries.
(c)    There are no material Tax Liens upon any property or assets of the Company and the Company Subsidiaries, except for Permitted Liens.
(d)    Neither the Company nor any of the Company Subsidiaries is a party to, is bound by or has any obligation under any Tax sharing, Tax allocation or Tax indemnity agreement or similar contract or arrangement (other than customary gross-up or indemnification provisions in credit agreements, derivatives, leases and similar agreements entered into in the ordinary course of business).

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(e)    Neither the Company nor any of the Company Subsidiaries (i) has entered into an agreement or waiver (that has not expired) or has been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of Taxes of the Company or any of the Company Subsidiaries or (ii) is presently contesting a material Tax liability of the Company or any of the Company Subsidiaries before any court, tribunal or agency.
(f)    Neither the Company nor any of the Company Subsidiaries has been included in any “consolidated,” “unitary” or “combined” Tax Return for any taxable period for which the statute of limitations has not expired (other than a group of which the Company or the Company Subsidiaries are the only members).
(g)    All Taxes that the Company or any of the Company Subsidiaries is (or was) required by Law to withhold or collect in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party have been duly withheld or collected, and such Taxes have been timely paid over to the proper authorities to the extent due and payable, in each case, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(h)    No written claim has been made within the past three years by any taxing authority in a jurisdiction where the Company or any of the Company Subsidiaries does not file Tax Returns that the Company or any of the Company Subsidiaries is or may by subject to taxation by that jurisdiction.
(i)    Neither the Company nor any Company Subsidiary will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any of the following that occurred or existed on or prior to the Closing Date: (i) an agreement with a taxing authority, (ii) an installment sale or open transaction, (iii) a prepaid amount, or (iv) change in the accounting method of the Company or any Company Subsidiary.
(j)    In the past three years, all transactions (i) between the Company and any Company Subsidiary, (ii) between any Company Subsidiary and any other present or former Company Subsidiary and (iii) between (A) the Company or any Company Subsidiary and (B) Time Warner Inc. (n/k/a Warner Media, LLC), Time Warner Media Holdings B.V. or any affiliate thereof reflect arms-length prices, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(k)    Neither the Company nor any Company Subsidiary has within the past three years entered into any closing agreement or other settlement with any taxing authority with respect to any material amount of Taxes of the Company or any Company Subsidiary.
(l)    This Section 3.12 (along with such portions of Section 3.10 as specifically relate to Taxes) contains the sole representations and warranties of the Company and the Company Subsidiaries with respect to Tax matters.

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Section 3.13    Contracts.
(a)    Except as filed as exhibits to the Company SEC Documents filed prior to the date hereof, Schedule 3.13(a) of the Company Disclosure Letter sets forth a list of each Contract to which the Company or any Company Subsidiary is a party or by which any of its properties or assets are bound which, to the Company’s knowledge and as of the date hereof:
(i)    is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);
(ii)    involves annual expenditures by the Company and the Company Subsidiaries in excess of $5,000,000 (excluding any Contract described in any other clause of this Section 3.13(a));
(iii)    contains any non-compete or exclusivity provision with respect to any material line of business or material geographic area with respect to the Company, any Company Subsidiary or, upon consummation of the Transactions, Parent or its Subsidiaries, or which prohibits, limits or restricts the conduct of the Company’s business in any material line of business or material geographic area;
(iv)    relates to a partnership, joint venture or similar arrangement, unless immaterial to the Company;
(v)    pertains to collective bargaining, works council, or other collective labor obligations of the Company or any Company Subsidiary;
(vi)    relates to Indebtedness of the Company or any Company Subsidiary, or the extension of credit to any third party, in each case, having a principal amount in excess of $10,000,000 as of the date hereof (other than (A) accounts receivable or accounts payable in the ordinary course of business; (B) loans to or from wholly-owned Company Subsidiaries in the ordinary course of business; and (C) extensions of credit to customers in the ordinary course of business);
(vii)    relates to any employment, management, severance, retention, transaction bonus, change in control, consulting, relocation, repatriation or expatriation Contract that is not terminable at will by the Company or any Company Subsidiary pursuant to which the Company or any Company Subsidiary has continuing annual obligations of $1,000,000 or more as of the date of this Agreement (other than those pursuant to which severance is required by applicable Law);

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(viii)    is executed on or after January 1, 2018 and is an existing Contract (A) relating to a transaction involving the disposition or acquisition of any assets constituting a material business or business line by the Company or any Company Subsidiary after the date of this Agreement, (B) pursuant to which the Company or any Company Subsidiary will acquire any material ownership interest in any other Person or other business enterprise other than any Company Subsidiary, (C) pursuant to which the Company or any Company Subsidiary has continuing “earn-out”, indemnification, guarantee or other contingent payment obligations (other than commercial Contracts that contain indemnification obligations entered into in the ordinary course of business) or (D) containing any standstill or similar agreement pursuant to which the Company or any Company Subsidiary has agreed not to acquire assets or securities of another Person where such commitment remains in effect as of the date of this Agreement;
(ix)    involves any Contract providing for indemnification by the Company of any officer, director or employee of the Company;
(x)    involves any Contract that is a settlement agreement that (A) requires the Company or any Company Subsidiary to pay consideration of more than $4,000,000 in the aggregate after the date of this Agreement or (B) subjects the Company or any Company Subsidiary to any material ongoing non-monetary restrictions resulting from such settlement;
(xi)    is a type that would be required to be disclosed under Item 404 under Regulation S-K under the Securities Act (other than a television programming Contract or television content or format license agreement to which AT&T Inc. or any of its Subsidiaries is a party, each of which is the subject of clause (xvi) below);
(xii)    involves any Contract that contains a put, call or similar right pursuant to which the Company or any Company Subsidiary may be required to purchase or sell, as applicable, any equity interests or assets that are material to the Company and the Company Subsidiaries, taken as a whole;
(xiii)    is with any Governmental Entity, public institution or state-owned enterprise and involves aggregate annual consideration in excess of $5,000,000;
(xiv)    involves any Contract that is an agreement with cable, direct to license, internet protocol television or other operators for the carriage and distribution of the Company’s or any Company Subsidiary’s channels, where the annual revenue to the Company Subsidiary exceeds (or is expected to exceed) $5,000,000 for fiscal year 2019;
(xv)    involves any Contract with advertisers, advertising agencies or sponsors to place advertising on the Company’s or a Company Subsidiary’s television channels where the annual revenue to the Company or a Company Subsidiary from that Contract exceeds (or is expected to exceed) $5,000,000 for fiscal year 2019;
(xvi)    is a television programming Contract or television content or format license agreement where the unamortized acquired program balance of the titles under such Contract as of September 30, 2019, is greater than $5,000,000; or

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(xvii)    involves any Contract that is a collecting society agreement where the annual cost to the Company or any Company Subsidiary from such Contract exceeds (or is expected to exceed) $5,000,000 for fiscal year 2019.
(b)    Each contract of the type described above in Section 3.13(a), whether or not set forth in Schedule 3.13(a) of the Company Disclosure Letter, is referred to herein as a “Company Material Contract.” Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Company Material Contract is valid and binding on the Company or a Company Subsidiary, as applicable, and, to the Company’s knowledge, each other party thereto, as applicable, and in full force and effect (except that such enforcement may be subject to applicable Enforceability Exceptions) and (ii) there is no event or condition which has occurred or exists, or which constitutes or would constitute (with or without notice, the happening of any event or the passage of time), a default or breach under any Company Material Contract by the Company or by any Company Subsidiary.
Section 3.14    Title to Assets; Liens; Leases.
(a)    To the Company’s knowledge, the Company or one of the Company Subsidiaries has good and valid fee simple (or equivalent) title to, or in the case of leased property and leased tangible assets, a valid leasehold interest in, all of its real properties and tangible assets that are necessary for the Company and the Company Subsidiaries to conduct their respective businesses as currently conducted, free and clear of all Liens other than (i) Liens relating to Liabilities reflected in a balance sheet as of September 30, 2019, (ii) Liens consisting of zoning or planning restrictions, easements, permits and other restrictions or limitations on the use of real property or irregularities in title thereto, which do not materially impair the value of such properties or the use of such property by the Company in the operation of its business, (iii) Liens for current Taxes, assessments or governmental charges or levies on property or assets not yet due and payable and Liens for Taxes that are being contested in good faith by appropriate proceedings and for which an adequate reserve has been provided on the appropriate financial statements, (iv) Liens which would not materially impair the value of such properties or materially interfere with the use of such property or assets by the Company in the operation of its business and the business of the Company Subsidiaries and (v) Liens created in connection with the Debt Financing (the foregoing Liens in clauses (i) through (v), “Permitted Liens”). This Section 3.14(a) does not relate to any Intellectual Property Rights, which are the subject of Section 3.16.
(b)    The Company and the Company Subsidiaries are in compliance with the terms of all real property leases, including amendments thereto and guarantees thereof, to which they are a party, except such compliance which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Company’s knowledge, all such material real property leases and material amendments thereto, are in full force and effect, and the Company enjoys peaceful and undisturbed possession under all such real property leases. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no pending or, to the knowledge of the Company, threatened condemnation or eminent domain proceedings (or the equivalent) with respect to any real property used in connection with the business of the Company and the Company Subsidiaries.

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Section 3.15    Environmental Matters. Except for matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (a) the Company and the Company Subsidiaries, and all properties and facilities owned, leased, or operated by the Company and the Company Subsidiaries, are, and have been for the past three years, in compliance with applicable Environmental Laws; (b) the Company and the Company Subsidiaries have all Environmental Permits necessary for the conduct and operation of their businesses, properties and facilities, and all such Environmental Permits are in good standing; (c) there is not now, and has not been, any Hazardous Substance used, generated, treated, released, disposed of, or are otherwise existing, at, on, under or emanating from any property or facility at any time owned, leased, or operated by the Company or any of the Company Subsidiaries or otherwise associated with any of their businesses; (d) the Company and the Company Subsidiaries have not received any written notice of alleged or actual responsibility for, or any inquiry or investigation regarding, any release or threatened release of Hazardous Substances or alleged violation of, or non-compliance with, any Environmental Law; (e) there is no site to which the Company or the Company Subsidiaries have transported or arranged for the transport of Hazardous Substances which, to the Company’s knowledge, may become the subject of an environmental action and (f) neither the Company nor the Company Subsidiaries have assumed or retained, by contract or operation of law, liabilities under any Environmental Law.
Section 3.16    Intellectual Property.
(a)    Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and the Company Subsidiaries own all right, title and interest in and to the Owned Company Intellectual Property and otherwise have valid rights to use (as used in their business), all other Intellectual Property Rights and Systems used in or necessary to conduct the business of the Company as currently conducted, in each case, free and clear of all Liens except Permitted Liens. This Section 3.16(a) is not a representation or warranty with respect to the infringement or misappropriation of any Intellectual Property Right of another Person, which is addressed exclusively in Section 3.16(c).
(b)    Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all material registered Owned Company Intellectual Property is subsisting, and, to the Company’s knowledge, valid, and enforceable.
(c)    Except, as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) since January 1, 2018, to the Company’s knowledge, the Company and the Company Subsidiaries, their products and services, and the operation of the businesses of the Company and the Company Subsidiaries have not infringed upon, misappropriated or otherwise violated the Intellectual Property Rights of another Person and (ii) no Legal Proceeding alleging infringement or misappropriation of any Intellectual Property Right of another Person is pending against the Company or any Company Subsidiary, or, to the Company’s knowledge, is threatened against the Company or any Company Subsidiary. Except, in each case, for any such infringement, misappropriation or other violation that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (A) to the Company’s knowledge, no Person is infringing upon, misappropriating or otherwise violating any Owned Company Intellectual Property and (B) there are no Legal Proceedings pending or threatened by the Company or any Company Subsidiary alleging the foregoing (A).

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(d)    Except for such proceedings that, if resolved against the Company or any Company Subsidiary, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no Legal Proceedings pending against the Company or any Company Subsidiary before any Governmental Entity challenging the ownership, use, scope, enforceability or validity of the Owned Company Intellectual Property and, to the Company’s knowledge, no such Legal Proceedings have been threatened against the Company or any Company Subsidiary.
(e)    The Company and the Company Subsidiaries take reasonable efforts to protect and maintain (i) the secrecy of all of their material trade secrets, none of which, to the Company’s knowledge, have been disclosed to any third party, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and (ii) the integrity, continuous operation and security of their material Software, networks and other Company Systems to the extent under the control of the Company and the Company Subsidiaries, and there have been no breaches, outages or violations of same, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(f)    Except as would not reasonably be likely to have, individually or in the aggregate, a Company Material Adverse Effect: (i) the Company Systems are adequate, sufficient and satisfactory for existing needs and operations of the Company and the Company Subsidiaries; (ii) the Company and the Company Subsidiaries have implemented commercially reasonable policies, practices, technology and procedures regarding backup, disaster recovery, security, and incident detection and response; (iii) the Company and Company Subsidiaries are in compliance with their respective privacy policies; and (iv) to the knowledge of the Company, (A) there have not been any incidents of, or third party claims related to, any loss, theft, unauthorized access to, or acquisition, modification, disclosure, corruption, or other misuse of any personal data in the possession of the Company or any Company Subsidiary and (B) neither the Company nor any of the Company Subsidiaries has received any written notice of any claims, investigations or alleged violations of any Laws with respect to any such personal data.
Section 3.17    Compliance with Laws; Permits.
(a)    Since January 1, 2018, except in each case for such non-compliance that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each of the Company and the Company Subsidiaries has been in compliance with all Laws which affect the business, properties or assets of the Company and (ii) no notice, charge or assertion has been received by the Company or any Company Subsidiary or, to the Company’s knowledge, threatened against the Company or any Company Subsidiary alleging any non-compliance with any such Laws. Notwithstanding anything to the contrary in this Section 3.17(a), the provisions of this Section 3.17(a) shall not apply to matters which are the subject of Section 3.12 and Section 3.15.

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(b)    The Company and the Company Subsidiaries are in possession of all material authorizations, licenses, permits, certificates, approvals, exemptions, franchises and clearances of any Governmental Entity necessary for the Company and the Company Subsidiaries to own, lease and operate their respective assets and properties and to carry on their respective businesses substantially in the manner described in the Company SEC Documents filed prior to the date hereof and substantially as is being conducted as of the date hereof (the “Company Permits”), and all such Company Permits are valid, and in full force and effect, except where the failure to possess and maintain such Company Permits in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(c)    Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2018, none of the Company or any Company Subsidiary or, to the knowledge of the Company, any of their directors, officers, agents or employees, in their capacity as such, (i) is or has been in violation of any provision of applicable Law that prohibits corruption or bribery (collectively, “Anti-Corruption Laws”) or (ii) has directly or indirectly made, offered, agreed, requested or taken any other act in furtherance of an offer, promise or authorization of any unlawful bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment in violation of any of the applicable Anti-Corruption Laws. The Company and the Company Subsidiaries maintain books and records that are complete and accurate in all material respects, including records of payments to any agents, consultants, representatives, third parties, and Government Officials. The Company has instituted and maintains policies and procedures reasonably designed to ensure compliance, in all material respects, with the applicable Anti-Corruption Laws.
(d)    Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2018, none of the Company or any Company Subsidiary or, to the knowledge of the Company, any of their directors, officers, agents or employees, in their capacity as such, is currently, or has been: (i) a Sanctioned Person, (ii) organized, ordinarily resident or located in a Sanctioned Country, (iii) engaging in any dealings or transactions with, or for the benefit of, any Sanctioned Person or in any Sanctioned Country, to the extent such activities would cause the Company to violate applicable Sanctions Laws or Ex-Im Laws, or (iv) otherwise in violation of applicable Sanctions Laws, Ex-Im Laws, or anti-boycott Laws (collectively, “Trade Control Laws”).
(e)    Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2018, none of the Company or any Company Subsidiary or, to the knowledge of the Company, any of their directors, officers, agents or employees, in their capacity as such, (i) has received from any Governmental Entity or any other Person any notice, inquiry, or internal or external allegation or (ii) made any voluntary or involuntary disclosure to a Governmental Entity, in each case, related to a potential violation of any applicable Anti-Corruption Laws or Trade Control Laws.

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(f)    For purposes of this Agreement:
(i)    “Ex-Im Laws” means all applicable U.S. and non-U.S. Laws relating to export, reexport, transfer, and import controls, including the Export Administration Regulations, the International Traffic in Arms Regulations, and the customs and import Laws administrated by U.S. Customs and Border Protection.
(ii)    “Sanctioned Country” means any country or region that is the target of a comprehensive embargo under Trade Control Laws (Cuba, Iran, North Korea, Syria, and the Crimea region of Ukraine).
(iii)    “Sanctioned Person” means any Person that is the target of sanctions or restrictions under Sanctions Laws or Ex-Im Laws, including: (i) any Person listed on any applicable sanctions- or export-related restricted party list, including the U.S. Department of the Treasury Office of Foreign Assets Control’s (“OFAC”) Specially Designated Nationals and Blocked Persons List; or (ii) any Person that is, in the aggregate, 50 percent or greater owned, directly or indirectly, or as relevant under applicable law otherwise controlled by a Person or Persons described in clause (i).
(iv)    “Sanctions Laws” means all applicable U.S. and non-U.S. Laws relating to economic or trade sanctions, including, as applicable, the Laws administered or enforced by the United States (including by OFAC or the U.S. Department of State) or the United Nations Security Council.
Section 3.18    Information in the Proxy Statement. The letter to shareholders, notice of meeting, proxy statement and form of proxy that will be provided to shareholders of the Company in connection with the Merger (including any amendments or supplements thereto) and any annexes, schedules or exhibits required to be filed with the SEC in connection therewith (collectively, the “Proxy Statement”) will not, on the date of filing with the SEC, at the time the Proxy Statement is first mailed and at the time of the Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by the Company with respect to information supplied in writing by Parent, Merger Sub or any affiliate of Parent or Merger Sub expressly for inclusion therein. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act.
Section 3.19    Opinion of Financial Advisor. Each of the Company Board of Directors and the Special Committee has received an opinion from Allen & Company LLC (the “Company Financial Advisor”), to the effect that, as of the date of such opinion and based on and subject to the limitations, qualifications, assumptions, conditions and other matters set forth in such opinion, the Common Share Consideration to be received by the holders of shares of Class A Common Stock (other than the Company, Parent, Merger Sub, AT&T Inc., each of their respective affiliates and the holders of Dissenting Shares) pursuant to this Agreement is fair, from a financial point of view, to such holders. It is agreed and understood that such opinion is for the benefit of the Company Board of Directors and the Special Committee, and may not be relied on by Parent or Merger Sub for any purpose.

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Section 3.20    Insurance. The Company and the Company Subsidiaries are either self-insured or have policies of insurance in a form, and in each case in such amounts and with respect to such risks and losses, which are sufficient to comply with applicable Law and which the Company and the Company Subsidiaries believe are adequate for the operation of their businesses. All such insurance policies are in full effect, no written notice of cancelation has been received by the Company or any Company Subsidiary under such policies, and there is no existing default or event which, with the giving of notice of lapse or time or both, would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.21    Related Party Transactions. Except (a) compensation or other employment arrangements in the ordinary course, (b) Company Board of Directors arrangements in the ordinary course and (c) contracts entered into with the Shareholders and their affiliates in the ordinary course, there are no transactions, agreements, arrangements or understandings between the Company or any Company Subsidiary, on the one hand, and any affiliate (including any officer or director, but excluding the Company or any Company Subsidiary) thereof, on the other hand.
Section 3.22    Brokers; Expenses. No broker, investment banker, financial advisor or other Person (other than any Company Financial Advisor and Merrill Lynch International, each of whose fees and expenses shall be paid by the Company), is entitled to receive any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with this Agreement or the Merger based upon arrangements made by or on behalf of Company. The Company has provided to Parent a correct and complete copy of the engagement agreement with any Company Financial Advisor and Merrill Lynch International.
Section 3.23    Takeover Statutes. Assuming the accuracy of the representation and warranty contained in Section 4.6, no “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statute or similar statute or regulation enacted under applicable Law (each, a “Takeover Law”) applies to the Company or any Company Subsidiary with respect to the execution, delivery and performance of this Agreement and to the consummation of the Merger or the Transactions.

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Section 3.24    No Other Representations or Warranties. Except for the representations and warranties set forth in this Article III, neither the Company nor any other Person makes any express or implied representation or warranty with respect to the Company or the Company Subsidiaries, or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to Parent, Merger Sub or any of their respective Representatives or affiliates of any documentation, forecasts or other information, the Company hereby disclaims any such other representations and warranties, and each of Parent and Merger Sub acknowledge the foregoing. In particular, and without limiting the generality of the foregoing, except for the representations and warranties set forth in this Article III, neither the Company nor any other Person makes or has made any express or implied representation or warranty to Parent, Merger Sub or any of their respective Representatives or affiliates with respect to (a) any financial projection, forecast, estimate, budget, or prospective information relating to the Company, any of the Company Subsidiaries or their respective businesses or (b) any oral or written information presented to Parent, Merger Sub or any of their respective Representatives or affiliates in the course of their due diligence investigation of the Company, the negotiation of this Agreement or the course of the Transactions. The Company acknowledges and agrees that, except for the representations and warranties contained in Article IV, none of Parent, Merger Sub or any other Person on behalf of Parent or Merger Sub makes any other express or implied representation or warranty with respect to Parent or Merger Sub.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES
OF PARENT AND MERGER SUB
Except as set forth in the disclosure schedule delivered by Parent to the Company immediately prior to the execution of this Agreement (the “Parent Disclosure Letter”), Parent and Merger Sub represent and warrant to the Company, jointly and severally, as set forth in this Article IV. Each disclosure set forth in the Parent Disclosure Letter shall qualify or modify each of the representations and warranties set forth in this Article IV to the extent the applicability of the disclosure to such other section is reasonably apparent from the text of the disclosure made.
Section 4.1    Organization and Qualification. Each of Parent and Merger Sub is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions which recognize such concept) under the laws of the jurisdiction in which it is organized and has the requisite corporate or other power, as the case may be, and authority to conduct its business as now being conducted, except for those jurisdictions where the failure to be so organized, existing or in good standing, individually or in the aggregate, would not impair in any material respect the ability of each of Parent and Merger Sub, as the case may be, to perform its obligations under this Agreement or prevent or materially delay the consummation of the Transactions.

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Section 4.2    Authorization; Validity of Agreement; Necessary Action. Each of Parent and Merger Sub has all necessary corporate or other entity power and authority to execute and deliver this Agreement and the Statutory Merger Agreement, and to perform its respective obligations hereunder and thereunder and to consummate the Transactions. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the Statutory Merger Agreement, and the consummation by each of them of the Transactions, have been duly and validly authorized by all necessary action on the part of Parent and Merger Sub. No other action on the part of either Parent or Merger Sub is necessary to authorize the execution and delivery by Parent and Merger Sub of this Agreement and the Statutory Merger Agreement, and the consummation of the Transactions, except for, in the case of the consummation of the Merger, obtaining the approval of this Agreement by Parent in its capacity as the sole shareholder of Merger Sub (which approval shall be provided by the Merger Sub shareholder written consent to be executed by Parent immediately following execution of this Agreement), executing and delivering the Statutory Merger Agreement and filing the Merger Application with the Registrar pursuant to the Bermuda Companies Act. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due and valid authorization, execution and delivery hereof by the Company, is the valid and binding obligation of each of Parent and Merger Sub enforceable against each of them in accordance with its terms, except that the enforcement hereof may be limited by the Enforceability Exceptions.
Section 4.3    Consents and Approvals; No Violations. None of the execution, delivery or performance of this Agreement or the Statutory Merger Agreement by Parent and Merger Sub, the consummation by Parent and Merger Sub of the Merger or any other Transactions or compliance by Parent or Merger Sub with any of the provisions of this Agreement will (a) conflict with or result in any breach of any provision of the organizational or governing documents of Parent or Merger Sub, (b) require any filing or notification by Parent or any of its Subsidiaries with or to, or the obtaining of any permit, authorization, consent, approval or waiting period expiration or termination of, any Governmental Entity (except for (i) compliance with any applicable requirements of the Exchange Act, including such filings with the SEC as may be required to be made on behalf of Parent and Merger Sub in connection with this Agreement and the Merger, (ii) compliance with the applicable rules and regulations of the NASDAQ Global Select Market and the Prague Stock Exchange, (iii) the filing of the Merger Application with the Registrar pursuant to the Bermuda Companies Act, (iv) the approval of the Bermuda Monetary Authority pursuant to the Exchange Control Act 1972 and related regulations regarding the change of ownership of the Company, (v) the Required Competition Approvals, (vi) the Required Communications Approvals and (vii) compliance with applicable state securities or blue sky laws), (c) automatically result in a modification, violation or breach of, or constitute (with or without notice or lapse of time or both) a default, or give rise to any right, including any right of termination, amendment, cancelation or acceleration, under, any of the terms, conditions or provisions of any material contract to which Parent or any of its Subsidiaries is a party or (d) violate any order, writ, injunction, decree or Law applicable to Parent or Merger Sub, any of their Subsidiaries, or any of their properties or assets; except in each of clauses (b), (c) or (d) where (1) any failure to obtain such permits, authorizations, consents or approvals, (2) any failure to make such filings or (3) any such modifications, violations, rights, breaches or defaults would not, individually or in the aggregate, impair or delay in any material respect the ability of each Parent or Merger Sub to perform its obligations under this Agreement, as the case may be, or prevent or materially delay the consummation of the Transactions.

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Section 4.4    Litigation. As of the date hereof, there is no Legal Proceeding pending against (or, to the knowledge of Parent, threatened against or naming as a party thereto) Parent or any of its Subsidiaries, nor, to the knowledge of Parent, is there any investigation of a Governmental Entity pending or threatened against Parent or any of its Subsidiaries, and none of Parent or any of its Subsidiaries is subject to any outstanding order, writ, injunction, decree or arbitration ruling or judgment of a Governmental Entity, in each case, which would, individually or in the aggregate, impair or delay in any material respect the ability of each of Parent and Merger Sub to perform its obligations under this Agreement, as the case may be, or prevent or materially delay the consummation of the Transactions.
Section 4.5    Information in the Proxy Statement. None of the information supplied by Parent, Merger Sub or any affiliate or Representative of Parent or Merger Sub, expressly for inclusion or incorporation by reference in the Proxy Statement (or any amendment thereof or supplement thereto) will, on the date of filing with the SEC, at the time the Proxy Statement is first mailed and at the time of the Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading. Neither Parent nor Merger Sub makes any representation or warranty with respect to any information supplied by any other Person that is included in the Proxy Statement.
Section 4.6    Ownership of Company Capital Stock. None of the Guarantor, Parent, Merger Sub or any of their respective Subsidiaries beneficially owns (within the meaning of Section 13 of the Exchange Act and the rules and regulations promulgated thereunder), or will prior to the Closing Date beneficially own, any Shares, or is a party, or will prior to the Closing Date become a party, to any contract, other arrangement or understanding (whether written or oral) (other than this Agreement and the Voting Agreement) for the purpose of acquiring, holding, voting or disposing of any Shares.
Section 4.7    Sufficient Funds.
(a)    Parent has delivered to the Company true, correct and complete copies of (i) the executed Debt Financing Documents, pursuant to which, and subject to the terms and conditions thereof, the lender parties thereto have agreed to lend the amounts set forth therein to Merger Sub for the purpose of funding the Transactions (the “Debt Financing”) and (ii) the executed Equity Commitment Letter from a certain person (the “Equity Investor”) relating to the commitment of the Equity Investor to provide cash equity in the aggregate amount set forth therein for the purpose of funding the Transactions (the “Equity Financing” and, together with the Debt Financing, the “Financing”). The Equity Commitment Letter provides, and will continue to provide until such time as this Agreement or the Equity Commitment Letter is terminated, that the Company is a third party beneficiary thereof as set forth therein.

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(b)    As of the date hereof: (i) each of the Financing Documents is in full force and effect and has not been withdrawn, terminated or rescinded in any respect or otherwise amended, supplemented or modified in any respect; (ii) each of the Financing Documents is a legal, valid and binding obligation of Merger Sub and Parent, and (in the case of the Debt Financing Documents only, to the knowledge of Merger Sub and Parent) the other parties thereto; (iii) each of the Debt Financing Documents delivered to the Company is a correct and complete copy (as amended through the date hereof), except that certain portions of the Debt Financing Documents have been redacted with respect to certain fees and similar arrangements which do not affect the amount, availability or conditionality of the Debt Financing; (iv) except for the Financing Documents delivered to the Company, there are no side letters or other agreements, contracts or arrangements that could affect the amount, availability or conditionality of the Financing, to which Merger Sub, Parent, or any of their respective affiliates is a party and (v) assuming the satisfaction of the conditions to Merger Sub’s and Parent’s obligation to consummate the Merger, to the knowledge of Merger Sub and Parent, no event has occurred which, with or without notice, lapse of time or both, would reasonably be expected to (A) constitute a default or breach on the part of Merger Sub, Parent or their respective affiliates (solely with respect to the Equity Financing), and, in the case of the Debt Financing Documents only, to the knowledge of Merger Sub and Parent, any of the other parties thereto, under any term of the Financing Documents, (B) result in a failure of any condition of the Financing Documents or (C) result in any portion of the Financing contemplated thereby to be unavailable. Merger Sub and Parent have fully paid any and all commitment fees or other fees or deposits required by the Financing Documents to be paid on or before the date hereof. Assuming the satisfaction of the conditions to Parent’s obligation to consummate the Merger, the aggregate net proceeds of the Financing will be sufficient for the satisfaction of all of Merger Sub’s and Parent’s obligations under this Agreement, including the payment in cash of the aggregate Merger Consideration pursuant to Section 2.1 and all amounts to be paid pursuant to Section 2.4, the payment of all amounts required to satisfy Parent’s obligations pursuant to Section 6.12 and as described in Schedule 6.12 of the Company Disclosure Letter, the payment of all associated reasonable costs and Expenses (including the Expenses payable by Parent pursuant to Section 9.3) and the payment of all other amounts required to be paid by Parent and Merger Sub in connection with the consummation of the Transactions. There are no conditions precedent or other contingencies related to the funding or investing, as applicable, of the full amount of the Financing, other than as expressly set forth in the Financing Documents. As of the date hereof, assuming the satisfaction of the conditions to Merger Sub’s and Parent’s obligation to consummate the Merger, neither Merger Sub nor Parent has any reason to believe that any of the conditions to the Financing will not be satisfied or that the full amount of the Financing will not be available to Merger Sub on the date of the Closing.
(c)    Neither Merger Sub nor Parent is a party to any contract or arrangement which expressly limits or restricts the ability of any Person to provide debt financing for other potential purchasers of the Company.

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(d)    Concurrently with the execution of this Agreement, Parent has delivered to the Company the limited guarantee of the Equity Investor with respect to certain matters on the terms specified therein (the “Guarantee” and, such Equity Investor as a signatory to the Guarantee, the “Guarantor”). The Guarantee is in full force and effect and constitutes the legal, valid and binding obligation of the Equity Investor, enforceable in accordance with its terms, subject to the Enforceability Exceptions, and has not been amended, withdrawn or rescinded in any respect. No event has occurred that would reasonably be expected to result in a breach of, or a default under, the Guarantee on the part of the Equity Investor. Each of Merger Sub and Parent, and, to the knowledge of Merger Sub and Parent, the Equity Investor, has complied and is in compliance in all material respects with applicable anti-money laundering Laws.
Section 4.8    Ownership and Operations of Merger Sub. Parent owns beneficially and of record all of the outstanding share capital of Merger Sub. Merger Sub was formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities, has conducted its operations only as contemplated hereby, and has not incurred any liabilities or other obligations (other than to the Company pursuant to this Agreement or otherwise in connection with the consummation of the Transactions).
Section 4.9    Brokers and Other Advisors. Other than J.P. Morgan Securities plc (the fees and expenses of which shall be paid by Parent), no broker, investment banker, financial advisor, agent or other Person is entitled to any broker’s, finder’s, financial advisor’s, agent’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Parent, Merger Sub or any of their Subsidiaries.
Section 4.10    No Agreements with Shareholders. Other than the Voting Agreement, none of the Guarantor, Parent, Merger Sub or any of their respective Subsidiaries or any other Person on behalf of Parent or Merger Sub or their respective affiliates has entered into any contract, commitment, agreement, instrument, obligation, arrangement, understanding or undertaking, whether written or oral, with any shareholder of the Company (where such shareholder has entered into such contract, commitment, agreement, instrument, obligation, arrangement, understanding or undertaking in his or her or its capacity as a shareholder of the Company), including any “lock up” or similar arrangements pertaining to the Capital Stock of the Company held by such shareholder.
Section 4.11    No Agreements with Management. Other than this Agreement, as of the date hereof, there are no contracts, commitments, agreements, instruments, obligations, arrangements, understandings or undertakings, whether written or oral, between the Guarantor, Parent or Merger Sub or any of their respective Subsidiaries or Representatives, on the one hand, and any member of the Company’s management or the Company Board of Directors, on the other hand, relating in any way to the Transactions or the operations of the Company after the Effective Time.

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Section 4.12    Solvency. Assuming that (a) the conditions to the obligation of Parent and Merger Sub to consummate the Merger set forth in Sections 7.1 and 7.2 have been satisfied or waived, (b) the Required Information fairly presents the consolidated financial condition of the Company as at the end of the periods covered thereby and the consolidated results of earnings of the Company for the periods covered thereby, (c) the compliance by the Company with its obligations hereunder and (d) the representations and warranties of the Company in Article III are accurate, after giving effect to the Transactions, including the Financing, any alternative financing and the payment of the aggregate Merger Consideration pursuant to Section 2.1, all amounts to be paid pursuant to Section 2.4, the payment of all amounts required to satisfy Parent’s obligations pursuant to Section 6.12 and as described in Schedule 6.12 of the Company Disclosure Letter, the payment of all associated reasonable costs and Expenses (including the Expenses payable by Parent pursuant to Section 9.3) and the payment of all other amounts required to be paid by Parent and Merger Sub in connection with the consummation of the Transactions and to allow Merger Sub and Parent to perform all of their obligations under this Agreement, the Surviving Company will be Solvent as of and after the Effective Time. For the purposes of this Agreement, the term “Solvent” means that, as of any date of determination and with respect to any Person: (a) the fair value of the assets of such Person and its Subsidiaries, on a consolidated basis, is greater than the total amount of liabilities, including contingent liabilities, of such Person and its Subsidiaries, on a consolidated basis, (b) the present fair saleable value of the assets of such Person and its Subsidiaries, on a consolidated basis, is not less than the amount that will be required to pay the probable liability of such Person and its Subsidiaries, on a consolidated basis, on their debts and liabilities as they become absolute and matured, (c) such Person and its Subsidiaries, on a consolidated basis, are not engaged in business or a transaction, and are not about to engage in business or a transaction, for which such Person’s and its Subsidiaries’ assets, on a consolidated basis, would constitute unreasonably small capital and (d) such Person and its Subsidiaries, on a consolidated basis, do not intend to, and do not believe that they will, incur debts or liabilities beyond their ability to pay such debts and liabilities as they mature; provided that the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

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Section 4.13    Investigation; Limitation on Warranties; Disclaimer of Other Representations and Warranties. Each of Parent and Merger Sub has conducted its own independent review and analysis of the business, operations, assets, intellectual property, technology, liabilities, results of operations, financial condition and prospects of the Company and the Company Subsidiaries and acknowledges that each of Parent and Merger Sub has been provided access to personnel, properties, premises and records of the Company and the Company Subsidiaries for such purposes. In entering into this Agreement, each of Parent and Merger Sub has relied solely upon its independent investigation and analysis of the Company and the Company Subsidiaries, and each of Parent and Merger Sub acknowledges and agrees that it has not been induced by and has not relied upon, and specifically disclaims reliance upon, any representations, warranties or statements, whether express or implied, made by the Company, any Company Subsidiaries, or any of their respective affiliates, shareholders, controlling persons or Representatives that are not expressly set forth in this Agreement, whether or not such representations, warranties or statements were made in writing or orally. Parent and Merger Sub each acknowledge and agree that, except for the representations and warranties expressly set forth in Article III, (a) the Company does not make, or has not made, any representations or warranties relating to itself, the Company Subsidiaries or its or their respective businesses or otherwise in connection with the Merger and Parent and Merger Sub are not relying on, and specifically disclaim reliance upon, any representation or warranty except for those expressly set forth in Article III, (b) no Person has been authorized by the Company to make any representation or warranty relating to itself, the Company Subsidiaries or its or their respective businesses or otherwise in connection with the Merger, and if made, such representation or warranty must not be relied upon by Parent or Merger Sub as having been authorized by such party and (c) any estimates, projections, predictions, data, financial information, memoranda, presentations or any other materials or information provided or addressed to Parent, Merger Sub or any of their Representatives are not and shall not be deemed to be or include representations or warranties unless any such materials or information is the subject of any express representation or warranty set forth in Article III.
ARTICLE V

CERTAIN COVENANTS OF THE COMPANY
Section 5.1    Conduct of Business by the Company Pending the Closing. The Company agrees that between the date of this Agreement and the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.1 (the “Pre-Closing Period”), except (i) as set forth in Schedule 5.1 of the Company Disclosure Letter, (ii) as expressly required pursuant to this Agreement, (iii) as may be required by applicable Law, (iv) as contemplated by the Curaçao Restructuring or (v) as consented to in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned) (the “Exceptions”), the Company shall, and shall cause each of the Company Subsidiaries to, conduct its and their businesses in all material respects in the ordinary course of business and in compliance, in all material respects, with all applicable Laws. Without limiting the generality of the foregoing and other than pursuant to one or more of the Exceptions, during the Pre-Closing Period, without the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned) the Company shall not, and shall not permit any Company Subsidiary (where applicable) to:

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(a)    amend, or authorize or propose to amend, the Company Governing Documents or the comparable organizational or governing documents of any Company Subsidiary;
(b)    split, combine, subdivide, recapitalize or reclassify any shares of the Company’s Capital Stock or any capital stock or other ownership interests of any Company Subsidiary;
(c)    declare, set aside, set a record date for, authorize or pay any dividend or other distribution payable in cash, equity, property or otherwise (or any combination thereof) with respect to the Company’s Capital Stock or any capital stock or other ownership interests of any Company Subsidiary (except for any dividend or other distribution by a Company Subsidiary to the Company or any other Company Subsidiary);
(d)    directly or indirectly redeem, purchase or otherwise acquire, or offer to redeem, purchase or otherwise acquire, or modify or amend the terms of, any Equity Interests, except (i) from holders of Company Options in full or partial payment of any exercise price and any applicable Taxes payable by such holder upon exercise of the Company Options to the extent required or permitted under the terms of such Company Options, (ii) from holders of Company RSUs to the extent required or permitted under the terms of such Company RSUs in full or partial payment of any purchase price and any applicable Taxes payable by such holder upon the lapse of restrictions on the Company RSUs or (iii) acquisitions of Equity Interests by any Company Subsidiary in any Company Subsidiary pursuant to contractual obligations existing as of the date hereof;
(e)    authorize for issuance, issue, grant, sell, encumber, deliver, transfer or dispose of, or propose, agree to commit to or authorize the issuance, grant, sale, encumbrance, delivery, transfer or disposition of any Equity Interests, or grant to any Person any right the value of which is based on the value of Shares or other capital stock, other than the issuance of Shares reserved for issuance on the date hereof pursuant to the exercise of the Company Options or vesting of Company RSUs outstanding as of the date hereof;
(f)    acquire or agree to acquire (whether pursuant to merger, consolidation, stock or asset purchase or otherwise) in one transaction or any series of related transactions any equity interests of any Person or any business, division or assets of any Person, except for any such purchases of assets in the ordinary course of business;
(g)    transfer, lease, license, sell, mortgage, pledge, covenant not to assert, abandon, allow to lapse, dispose of, or encumber any of its material assets or material Owned Company Intellectual Property, other than (i) sales, leases, covenants not to assert and licenses of assets or Owned Company Intellectual Property in the ordinary course of business, and (ii) dispositions of assets no longer used in the operation of the business;

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(h)    (i) incur, create, assume or otherwise become liable for, or modify in any material respect, any long-term or short-term Indebtedness, including by way of the issuance of any bonds, debentures, notes or similar instruments or calls, options, warrants or other rights to acquire any such debt securities, (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person that is not a Company Subsidiary or enter into any “keep well” or other agreement to maintain the financial condition of another Person (other than a Company Subsidiary), (iii) modify in any material respect or change the material terms or extend the maturity of any Indebtedness (including refinancing any existing Indebtedness), (iv) make any loans, advances or capital contributions to, or investments in, any other Person (other than to or in a Company Subsidiary or advances to employees in the ordinary course of business), (v) cancel any Indebtedness or waive any claims or rights thereunder, or (vi) create or suffer to exist any Lien (other than Permitted Liens) on any assets, tangible or intangible, of the Company or any Company Subsidiary, in each case (clauses (i) through (vi)), except for, and other than in connection with, (A) intercompany Indebtedness among the Company and any wholly owned Company Subsidiaries, (B) Indebtedness for borrowed money under the Company’s credit facilities existing as of the date hereof incurred in the ordinary course of business for working capital purposes, (C) letters of credit issued in the ordinary course of business, (D) the extension, renewal or replacement of capital leases in the ordinary course on comparable terms and conditions as those capital leases existing as of the date of this Agreement, (E) repayment of existing Indebtedness in the ordinary course of business, if such repayment does not require the payment of any pre-payment or other similar fee pursuant to the terms of such Indebtedness (except for the cost of terminating any swaps in connection with any such repayment), (F) incurrence of Indebtedness in accordance with the Second Amended and Restated Revolving Loan Facility Credit Agreement, dated as of April 26, 2018, among the Company, as borrower, the lenders party thereto from time to time, and Time Warner Inc. (n/k/a Warner Media, LLC), as administrative agent;

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(i)    except (i) as required by the existing terms of any Company Benefit Plan in effect on the date hereof, or (ii) to the extent necessary to comply with applicable Law (A) increase the salary or target bonus of any of the current or former directors, officers, employees or consultants of the Company or the Company Subsidiaries other than annual increases in salary or compensation of such individuals that do not exceed 4% in the aggregate, or increase in any manner the pension or other similar benefits, severance or termination pay of any of the current or former directors, officers, employees or consultants of the Company or the Company Subsidiaries; (B) become a party to, establish, amend, commence participation in, terminate or commit itself to the adoption of any stock option plan or other stock-based compensation plan, or any compensation, severance, pension, retirement, profit-sharing, welfare benefit, or other employee benefit plan or agreement with or for the benefit of any current or former directors, officers, employees or consultants of the Company or the Company Subsidiaries (or newly hired employees); (C) accelerate the vesting of or lapsing of restrictions with respect to any stock-based compensation or other long-term incentive compensation under any Benefit Plan; (D) grant any new awards under any Benefit Plan, provided that the Company or the applicable Company Subsidiary may offer cash awards to eligible employees having a value of annual grants to such employees that do not exceed in the aggregate 103% of the value of the total annual grant to any such employees in the immediately preceding year (without giving effect to accelerated vesting of stock-based compensation in 2018), which awards would be payable at the same times and upon substantially similar terms and conditions as Company RSUs; (E) amend or modify any outstanding award under any Benefit Plan; (F) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization; (G) enter into any agreement or arrange for the creation of any rabbi trust or similar arrangement, other than any rabbi trust or similar arrangement contemplated by existing employment agreements or otherwise existing as of the date hereof; (H) materially change any actuarial or other assumptions used to calculate funding obligations with respect to any Benefit Plan that is required by applicable law to be funded or change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by GAAP or applicable Law; (I) forgive any loans, or issue any loans (other than routine advances issued in the ordinary course of business) to any of its or the Company Subsidiaries’ directors, officers, contractors or employees or (J) hire or engage any new employee or consultant or terminate the employment or engagement, other than for cause, of any employee or consultant if such new employee or consultant will receive total annual compensation in excess of $200,000 (it being understood that any stock-based compensation granted to any new employee or consultant will be paid in cash based on the value of such compensation (and not through the grant of Equity Interests) and will be payable at the same times and upon substantially similar terms and conditions as Company RSUs);
(j)    except (i) as set forth on the Company or applicable Company Subsidiary’s budget for the relevant period or (ii) for any transactions permitted under Section 5.1(f), make, authorize, enter into any commitment for or incur any capital expenditures in excess of (A) $2,000,000 with respect to the Company Subsidiaries set forth on Schedule 5.1(j)(A) of the Company Disclosure Letter and (B) $5,000,000 with respect to the Company and the Company Subsidiaries set forth on Schedule 5.1(j)(B) of the Company Disclosure Letter; provided, that such capital expenditures (clauses (A) and (B)) shall not exceed $10,000,000 in the aggregate with respect to the Company and the Company Subsidiaries, taken as a whole;

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(k)    enter into (i) any new line of business outside of (A) the business conducted by the Company and the Company Subsidiaries as of the date of this Agreement, (B) any reasonable extension of such businesses and (C) any businesses reasonably related, ancillary or complementary thereto or (ii) any agreement or arrangement (including any non-compete or exclusivity agreement) that limits or otherwise restricts the Company or the Company Subsidiaries or any successor thereto from operating, engaging or competing in any material line of business in which such Person is currently engaged or in any geographic area material to the business or operations of such Person;
(l)    change any of the accounting methods used by it or change its fiscal year, except for such changes required by any change in GAAP or applicable Laws or by any Governmental Entity;
(m)    make any material Tax election, prepare any material Tax Return in a manner which is inconsistent with the past practices of the Company (or such Company Subsidiary, as applicable) with respect to the treatment of items on such Tax Return, file any amended Tax Return resulting in a liability for a material amount of Tax or change any annual Tax accounting period, in each case, other than in the ordinary course of business;
(n)    settle or compromise any pending or threatened litigation, audit, claim or action against the Company or any of the Company Subsidiaries (including any audit, examination or other proceeding with respect to Taxes) that (i) would impose on the Company or any Company Subsidiary a monetary obligation (without giving effect to insurance proceeds receivable) in excess of (A) the greater of $2,000,000 individually or the amount reserved against such matter in the most recent financial statements (or the notes thereto) of the Company included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending on September 30, 2019 or (B) $8,000,000 in the aggregate or (ii) involves any (A) injunctive or equitable relief that would impose material restrictions on the operations or business of the Company and the Company Subsidiaries, taken as a whole, as conducted on the date hereof or (B) admission of wrongdoing or criminal act;

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(o)     (i) renew, extend, modify, amend, cancel or terminate any Company Material Contract, in each case other than in the ordinary course of business, (ii) waive, release or assign (other than to affiliates of the Company) any rights under any Company Material Contract in a manner that would materially reduce the expected economic benefits thereof to the Company and the Company Subsidiaries, taken as a whole, or (iii) enter into any Contract which, if entered into prior to the date of this Agreement, would constitute a Company Material Contract, other than Contracts entered into in the ordinary course of business that have comparable terms to existing Company Material Contracts of the same type; provided, that, solely for the purposes of this Section 5.1(o), the term “Company Material Contract” shall be read to include (x) any Contract relating to local productions (including local fiction, reality or production services Contracts) which is a sale, transfer, out-license, assignment or other disposal of its rights relating to local productions, or is a purchase, in-license or other acquisition of rights relating to local productions, where the annual revenue or cost to the Company or any Company Subsidiary from such Contract exceeds (or is expected to exceed) $3,000,000 for fiscal year 2019 (with respect to such Contract entered into prior to the date of this Agreement) or fiscal year 2019 and/or any fiscal year thereafter (with respect to such Contract entered into after the date of this Agreement) and (y) Contracts that would have been included in the definition thereof pursuant to clauses (xiii), (xiv), (xv) and (xvi) of Section 3.13(a), in each case, if the reference to “$5,000,000” therein was replaced with a reference to “$3,000,000” (and with the reference to “fiscal year 2019” in the cases of the foregoing clauses (xiv) and (xv) (with respect to such Contracts entered into after the date of this Agreement) replaced with “fiscal year 2019 or any fiscal year thereafter”, and the reference to “September 30, 2019” in the case of the foregoing clause (xvi) (with respect to such Contracts entered into after the date of this Agreement) replaced with “September 30, 2019 and/or any applicable date thereafter”); provided, further that, notwithstanding anything to the contrary contained herein, Parent’s consent to any action contemplated by this Section 5.1(o) shall be deemed to be granted on the third business day following the Company’s notice requesting such consent unless Parent shall have denied such consent in writing within such three business day period;
(p)    implement any employee layoffs or plant closings that would reasonably be expected to trigger notification requirements pursuant to applicable Laws;
(q)    adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any Company Subsidiary (other than the Merger or as permitted by Section 5.2);
(r)    enter into any Contract (other than the Voting Agreement) with respect to the voting or registration of shares of the Company’s or any Company Subsidiary’s capital stock or securities; or
(s)    enter into any agreement, contract, commitment or arrangement to do any of the foregoing, or authorize, resolve or agree to do any of the foregoing.

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Section 5.2    Solicitation.
(a)    Except as expressly permitted by this Section 5.2, until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company shall not, and shall cause the Company Subsidiaries not to, and shall use reasonable best efforts to cause its or their respective Representatives not to, directly or indirectly, (i) solicit, knowingly encourage, knowingly facilitate, knowingly induce or initiate the making or submission of, any inquiry, proposal or offer that is intended, or could reasonably be expected, to constitute, result in or lead to any Competing Proposal or the announcement of a Competing Proposal, (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, any Competing Proposal or (iii) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, a Competing Proposal or an inquiry, proposal or offer that is intended, or could reasonably be expected, to lead to a Competing Proposal, or declare advisable, execute or enter into any letter of intent, memorandum of understanding, agreement in principle, confidentiality agreement, merger agreement, acquisition agreement, exchange agreement, joint venture agreement, partnership agreement, collaboration agreement, option agreement or other similar agreement for or with respect to a Competing Proposal. The Company shall, and shall cause each of the Company Subsidiaries to, and shall use reasonable best efforts to cause its and their respective Representatives to, (A) immediately cease and cause to be terminated all existing discussions or negotiations with any Person conducted heretofore with respect to any Competing Proposal, (B) request the prompt return or destruction of all confidential information previously furnished by or on behalf of the Company and the Company Subsidiaries in connection therewith, (C) terminate any access by any Person (other than Parent and its affiliates) to any physical or electronic data room relating to the Company or any Company Subsidiary and (D) not terminate, waive, amend, release or modify any provision of any confidentiality or standstill agreement to which it or any of its affiliates or Representatives is a party with respect to any Competing Proposal, and enforce the provisions of any such agreement; provided that, in the case of this clause (D), the Company shall be permitted to waive, amend or modify any confidentiality or standstill agreement to the extent necessary to permit a Competing Proposal to be made confidentially to the Company Board of Directors if and to the extent the Company Board of Directors determines in good faith (after consultation with outside legal counsel and upon the recommendation thereof by the Special Committee) that the failure to so waive, amend or modify such confidentiality or standstill agreement would be inconsistent with its fiduciary duties under applicable Law and the Company promptly (and in any event no later than one business day thereafter) notifies Parent thereof after taking such action. The Company agrees and acknowledges that any violation of the restrictions contained in this Section 5.2 by any Company Subsidiary, or any of the Company’s or any Company Subsidiary’s respective Representatives, shall be deemed to be a breach of this Section 5.2.

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(b)    Except as otherwise provided in this Agreement, neither the Company Board of Directors nor any committee thereof (including the Special Committee) shall (i) (A) withdraw, qualify, amend, or modify, or otherwise propose publicly to withdraw, qualify, amend, or modify, in each case in a manner adverse to Parent or Merger Sub, the Company Board Recommendation or take any public action or make any public statement inconsistent with the Company Board Recommendation, (B) adopt, approve, recommend, endorse or otherwise declare advisable, or publicly propose to adopt, approve, recommend, endorse or otherwise declare advisable, the adoption of any Competing Proposal, (C) fail to include the Company Board Recommendation in the Proxy Statement, (D) make any public recommendation in connection with a tender offer or exchange offer that is subject to Regulation 14D under the Exchange Act other than a recommendation in a Solicitation/Recommendation Statement on Schedule 14D-9 against such tender offer or exchange offer, (E) if a Competing Proposal (other than a Competing Proposal subject to Regulation 14D) shall have been publicly announced or disclosed, fail to recommend against such Competing Proposal or fail to reaffirm the Company Board Recommendation on or prior to the earlier of (x) 10 business days after such Competing Proposal shall have been publicly announced or disclosed and (y) five business days prior to the Shareholders Meeting or (F) resolve, agree or propose to take any such actions (each such action set forth in this Section 5.2(b)(i) being referred to herein as a “Change of Recommendation”) or (ii) cause or authorize the Company to enter into any definitive or binding agreement relating to a Competing Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 5.2(c)).

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(c)     Notwithstanding anything to the contrary contained in this Agreement, including the limitations set forth in Section 5.2(b), if at any time prior to obtaining the Requisite Shareholder Approval, the Company receives an unsolicited, bona fide written Competing Proposal after the date hereof that has not been withdrawn and that did not result from a breach of this Section 5.2, the Company and its Representatives acting on behalf of the Company may contact the Person making such Competing Proposal to clarify the terms and conditions thereof, and if the Company Board of Directors shall have determined in good faith (after consultation with the Company’s outside legal counsel and financial advisor and upon the recommendation thereof by the Special Committee) that such Competing Proposal constitutes, or would reasonably be expected to constitute, result in or lead to a Superior Proposal, the Company and its Representatives acting on behalf of the Company may take the following actions: (A) provide to the Person making such Competing Proposal access to the business, properties, assets, books, records or information (including any non-public information), or to any personnel, of the Company or any of the Company Subsidiaries, if, and only if, prior to so providing such access, the Company receives from such Person an executed Acceptable Confidentiality Agreement and (B) engage in discussions or negotiations with such Person with respect to such Competing Proposal; provided that, as promptly as practicable (but in no event later than 48 hours) following the Company taking such actions as described in clauses (A) and (B) above, the Company shall (1) provide written notice to Parent of the determination of the Company Board of Directors made as required above, and (2) provide to Parent any material non-public information concerning the Company provided to such Person which was not previously provided to Parent or its Representatives. The Company shall promptly (and in any event within 48 hours) after receipt of any Competing Proposal or any request for non-public information or any inquiry, offer or proposal that could reasonably be expected to constitute, result in or lead to a Competing Proposal, notify Parent in writing of the material terms and conditions of such Competing Proposal or request, inquiry, offer or proposal, and the identity of the Person making such Competing Proposal or request, inquiry, offer or proposal. The Company shall (x) keep Parent reasonably informed on a prompt basis (and in any event within 48 hours) of any material changes or developments in any such Competing Proposal, request, inquiry, offer or proposal and (y) provide Parent on a prompt basis (and in any event within 48 hours of receipt) with unredacted copies of such Competing Proposal, request, inquiry, offer or proposal (including all amendments or proposed amendments, schedules and exhibits thereto) relating to any such Competing Proposal or, if not in writing, a written description of the material terms and conditions of such Competing Proposal. The terms of the Confidentiality Agreement shall apply to any information provided to Parent, Merger Sub and their Representatives pursuant to this Section 5.2.
(d)    Notwithstanding anything to the contrary contained in this Agreement, including the limitations set forth in Section 5.2(b), at any time prior to obtaining the Requisite Shareholder Approval:

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(i)    the Company Board of Directors may effect a Change of Recommendation or cause the Company to terminate this Agreement pursuant to Section 8.1(h) (provided, that the Company pays to Parent the applicable Company Termination Fee when and as provided herein) and enter into a definitive agreement with respect to a Superior Proposal if (A) the Company receives a Competing Proposal that did not result from a breach of this Section 5.2 and has not been withdrawn and that the Company Board of Directors determines in good faith (after consultation with the Company’s outside legal counsel and financial advisor and upon the recommendation thereof by the Special Committee) constitutes a Superior Proposal, (B) the Company Board of Directors determines in good faith (after consultation with outside legal counsel and upon the recommendation thereof by the Special Committee) that the failure to do so would be inconsistent with its fiduciary duties under applicable Law, (C) the Company shall have provided prior written notice to Parent, at least five business days in advance (the “Notice Period”), of its intention to effect such a Change of Recommendation or terminate this Agreement to enter into a definitive agreement with respect to such Superior Proposal, which notice shall specify the material terms and conditions of any such Superior Proposal (including the per share value of the consideration offered therein), and the Company shall have contemporaneously provided to Parent an unredacted copy of the relevant agreement (including all amendments or proposed amendments, schedules and exhibits thereto) relating to any such Superior Proposal, (D) prior to effecting such a Change of Recommendation or terminating this Agreement to enter into a definitive agreement with respect to such Superior Proposal, the Company shall, and shall direct its outside legal counsel and financial advisor to, during the Notice Period, negotiate with Parent and its affiliates in good faith (to the extent Parent and its affiliates also have notified the Company that they so seek to negotiate) to make such adjustments in the terms and conditions of this Agreement, the Financing Documents and the Guarantee, such that such Competing Proposal would cease to constitute a Superior Proposal, and (E) taking into account all adjustments to the terms of this Agreement that may be offered in writing by Parent pursuant to this Section 5.2(d)(i) as described above, the Company Board of Directors determines in good faith (after consultation with the Company’s outside legal counsel and financial advisor and upon the recommendation thereof by the Special Committee) that such Competing Proposal continues to constitute a Superior Proposal and (after consultation with outside legal counsel and upon the recommendation thereof by the Special Committee) that the failure to effect such a Change of Recommendation or terminate this Agreement to enter into a definitive agreement with respect to such Superior Proposal would continue to be inconsistent with its fiduciary duties under applicable Law (it being understood and agreed that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new notice and a notice period that is the longer of two business days or the number of business days remaining in the current Notice Period); and

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(ii)    other than in connection with a Competing Proposal, the Company Board of Directors may effect a Change of Recommendation in response to an Intervening Event if (A) the Company Board of Directors determines in good faith (after consultation with outside counsel and upon the recommendation thereof by the Special Committee) that the failure to do so would be inconsistent with its fiduciary duties under applicable Law, (B) the Company shall have provided prior written notice to Parent, at least five business days in advance, of its intention to effect such a Change of Recommendation, which notice shall specify in reasonable detail the Intervening Event and the reasons for such Change of Recommendation, (C) prior to effecting such a Change of Recommendation, the Company shall, and shall cause its outside legal counsel and financial advisor to, during the Notice Period, negotiate with Parent and its affiliates in good faith (to the extent Parent and its affiliates also have notified the Company that they so seek to negotiate) to make such adjustments in the terms and conditions of this Agreement, the Financing Documents and the Guarantee, such that the failure to make such a Change of Recommendation in response to such Intervening Event would no longer be inconsistent with the fiduciary duties of the Company Board of Directors under applicable Law and (D) taking into account all adjustments to the terms of this Agreement that may be offered in writing by Parent pursuant to this Section 5.2(d)(ii) as described above, the Company Board of Directors determines in good faith (after consultation with the Company’s outside legal counsel and financial advisor and upon the recommendation thereof by the Special Committee) that the failure to effect a Change of Recommendation in response to such Intervening Event would continue to be inconsistent with its fiduciary duties under applicable Law.
(e)    Nothing contained in this Section 5.2 or elsewhere in this Agreement shall prohibit the Company Board of Directors or any committee thereof (including the Special Committee) from (i) complying with its disclosure obligations under applicable Law with respect to a Competing Proposal, including taking and disclosing to its shareholders a position contemplated by Rule 14d-9 and 14e-2(a) promulgated under the Exchange Act (or any other similar communication to shareholders that is required by applicable Law in connection with the making or amendment of a Competing Proposal), (ii) making any “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act, which, in any event, shall not be deemed to constitute a Change of Recommendation or (iii) making any legally required disclosure to its shareholders regarding this Agreement or a Competing Proposal; provided, however, that, in any event, the Company Board of Directors shall not effect a Change of Recommendation except in accordance with Section 5.2(d).

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Section 5.3    Proxy Statement. The Company shall prepare and file with the SEC, subject to prior notice to Parent, as promptly as reasonably practicable after the date hereof, a preliminary Proxy Statement relating to the Merger. The Proxy Statement shall comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the SEC and Nasdaq. Prior to filing the Proxy Statement, or any dissemination thereof to the shareholders of the Company, and prior to responding to any comments from the SEC with respect thereto, the Company shall provide Parent and its counsel with a reasonable opportunity to review and to comment on such document or response, which the Company shall consider in good faith. The Proxy Statement shall be in form and substance reasonably satisfactory to each of the Company, Parent and Merger Sub. Each of Parent and Merger Sub shall furnish to the Company the information relating to it required by the Exchange Act to be included in the Proxy Statement. The Company shall obtain and furnish the information required to be included in the Proxy Statement, shall cause the Proxy Statement to be mailed to the Company’s shareholders at the earliest reasonably practicable date and shall use its reasonable best efforts (subject to Section 5.2(d)) to obtain the necessary approval of the Merger by its shareholders. The Company shall promptly notify Parent and Merger Sub upon the receipt of, and consult with Parent regarding, any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement and shall provide Parent with copies of all correspondence between it and its Representatives, on the one hand, and the SEC and its staff, on the other hand, relating to the Proxy Statement. The Company shall use its reasonable best efforts to resolve all SEC comments with respect to the Proxy Statement as promptly as practicable after receipt thereof. If, at any time prior to the Shareholders Meeting, any information relating to the Company, Parent, Merger Sub, any of their respective affiliates, this Agreement or the Transactions (including the Merger), should be discovered by the Company or Parent which should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other party, and an appropriate amendment or supplement describing such information shall be prepared by the Company and filed with the SEC, and to the extent required by applicable Law, disseminated to the shareholders of the Company. Subject to Section 5.2(d), the Proxy Statement shall include the Company Board Recommendation.

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Section 5.4    Shareholder Approval. The Company, acting through the Company Board of Directors (or a committee thereof), shall, as promptly as reasonably practicable following the date hereof (and in any event no later than the later of (a) the tenth day after the preliminary Proxy Statement is filed with the SEC, if the SEC has not informed the Company that it will review the Proxy Statement, and (b) confirmation by the SEC that the SEC has no further comments on the Proxy Statement) take all action required under the Bermuda Companies Act, the Company Governing Documents and the applicable requirements of Nasdaq to establish a record date for, duly call and give notice of a meeting of its shareholders (the “Shareholders Meeting”) for the purpose of obtaining the Requisite Shareholder Approval, and shall use its reasonable best efforts to cause such meeting to occur as promptly as reasonably practicable, in each case, notwithstanding that a Change of Recommendation has been effected or the existence of a Competing Proposal. Unless the Company Board of Directors shall have effected a Change of Recommendation in accordance with Section 5.2 or this Agreement shall have been terminated in accordance with Article VIII, (a) the Company Board of Directors and the Special Committee shall recommend that the Company’s shareholders vote in favor of the approval of this Agreement, the Statutory Merger Agreement and the Merger and (b) the Company shall use its reasonable best efforts to obtain from its shareholders the Requisite Shareholder Approval. The Company agrees that no matters shall be brought before the Shareholders Meeting other than adoption of the Merger, this Agreement and the Statutory Merger Agreement, any related “golden parachute” vote under Rule 14a-21(c) of the Exchange Act and any related and customary procedural matters (including a proposal to adjourn the meeting to allow additional solicitation of votes).
Section 5.5    Curaçao Restructuring. The Company shall, and shall cause the Company Subsidiaries to, subject to obtaining any applicable third party consents, approvals or waivers, use reasonable best efforts to (a) cause all of the issued share capital of CME Media Enterprises B.V. to be held directly by the Company as promptly as practicable following the date of this Agreement and in any event no later than December 30, 2019 and (b) complete the dissolution of Central European Media Enterprises N.V. prior to the Effective Time (collectively, (a) and (b), the “Curaçao Restructuring”), in each case of (a) and (b), on such terms and subject to such conditions that are reasonably acceptable to Parent. In furtherance of the foregoing, the Company shall (x) use its reasonable best efforts to promptly obtain any third party consents, approvals or waivers necessary to effect the foregoing and (y) keep Parent reasonably apprised of, and consult with Parent (and consider Parent’s good faith advice), with respect to such transaction and any material decisions related thereto.

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ARTICLE VI

ADDITIONAL AGREEMENTS OF THE PARTIES

Section 6.1    Access; Confidentiality. From the date of this Agreement until the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, the Company shall, and shall cause the Company Subsidiaries to, and shall use its reasonable best efforts to cause its and their Representatives to, upon reasonable prior notice, give Parent and Merger Sub, their officers and a reasonable number of their employees and their authorized Representatives, reasonable access during normal business hours to the contracts, books, records, Tax Returns, analyses, projections, plans, systems, senior management, agents, commitments, offices and other facilities and properties of the Company and the Company Subsidiaries. The terms of the Confidentiality Agreement shall apply to any information provided to Parent, Merger Sub and their Representatives pursuant to this Section 6.1. Notwithstanding anything to the contrary set forth herein, the Company shall not be required to provide access to, or to disclose information, where such access or disclosure would (a) jeopardize the attorney-client privilege of the Company or (b) contravene any applicable Law or contractual restriction; provided, that in the event that the Company does not provide access or disclose information in reliance on this sentence, it shall provide notice to Parent that it is withholding such access or information and shall use commercially reasonable efforts to communicate, to the extent feasible, the applicable information in a way that would not waive such privilege or contravene such applicable Law or contractual restriction, including entering into a joint defense agreement, common interest agreement or other similar arrangement.
Section 6.2    Consents and Approvals.
(a)    Each of the Company, Parent and Merger Sub shall use its reasonable best efforts to (x) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under any applicable Law or otherwise to consummate and make effective the Transactions as promptly as practicable, but in no event later than the Outside Date and (y) obtain from any Governmental Entities any permits, authorizations, consents, approvals, waiting period expirations or terminations, or orders required to be obtained or made, or avoid any action or proceeding by any Governmental Entity, in connection with the authorization, execution and delivery of this Agreement and the consummation of the Transactions. Without limitation of the foregoing, each of the Company, Parent and Merger Sub shall use its reasonable best efforts to:

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(i)    (A) make or cause to be made as promptly as reasonably practicable the applications or filings required to be made under or with respect to any applicable Competition Laws or Required Competition Approvals in connection with the authorization, execution and delivery of this Agreement and the consummation of the Transactions, (B) comply at the earliest reasonably practicable date with any request under or with respect to any applicable Competition Laws or Required Competition Approvals for additional information, documents or other materials received by Parent or the Company or any of their respective affiliates from any Governmental Entity in connection with such applications or filings or the Transactions and (C) coordinate and cooperate with, and give due consideration to all reasonable additions, deletions or changes suggested by, the other party in connection with any filings under or with respect to any applicable Competition Laws or Required Competition Approvals and any filings, conferences or other submissions related to resolving any investigation or other inquiry by any applicable Governmental Entity in connection therewith; and
(ii)    (A) make or cause to be made as promptly as reasonably practicable the applications or filings required to be made under or with respect to any applicable Communications Laws or Required Communications Approvals in connection with the authorization, execution and delivery of this Agreement and the consummation of the Transactions, (B) comply at the earliest reasonably practicable date with any request under or with respect to any applicable Communications Laws or Required Communications Approvals for additional information, documents or other materials received by Parent or the Company or any of their respective affiliates from any Governmental Entity in connection with such applications or filings or the Transactions and (C) coordinate and cooperate with, and give due consideration to all reasonable additions, deletions or changes suggested by, the other party in connection with any filings under or with respect to any applicable Communications Laws or Required Communications Approvals and any filings, conferences or other submissions related to resolving any investigation or other inquiry by any applicable Governmental Entity in connection therewith.
(b)    Without limiting the generality of the undertakings pursuant to Section 6.2(a), but subject in each case to Section 6.2(f), each of the Company, Parent and Merger Sub agree to take or cause to be taken the following actions:
(i)    cooperate with each other and use reasonable best efforts to take, as promptly as reasonably practicable, any and all actions necessary to avoid the entry of any permanent, preliminary or temporary injunction or other order, decree, decision, determination or judgment that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Transactions, including (A) defending any litigation in any court, agency or other proceeding by any Person, including any Governmental Entity, seeking to delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Transactions and (B) the proffer and agreement by Parent of its willingness to sell, lease, license or otherwise dispose of, or hold separate pending such disposition, and promptly effect the sale, lease, license, disposal and holding separate of, any assets, rights, product lines, licenses, categories of assets or businesses or other operations, or interests therein, of the Company or any Company Subsidiary (and the entry into agreements with, and submission to orders of, the relevant Governmental Entity giving effect thereto), if such action should be reasonably necessary and advisable to avoid, prevent, eliminate or remove the actual, anticipated or threatened (1) commencement of any proceeding in any forum or (2) issuance of any order, decree, decision, determination or judgment that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Merger or any of the Transactions by any Governmental Entity;

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(ii)    in the event that any permanent, preliminary or temporary injunction, decision, order, judgment, determination or decree is entered or issued, or becomes reasonably foreseeable to be entered or issued, in any proceeding or inquiry of any kind that would make consummation of the Merger or any of the Transactions in accordance with the terms of this Agreement unlawful, or that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Merger or any of the Transactions, cooperate with each other and use reasonable best efforts to take, as promptly as reasonably practicable, any and all steps necessary to resist, vacate, modify, reverse, suspend, prevent, eliminate or remove such actual, anticipated or threatened (in writing) injunction, decision, order, judgment, determination or decree so as to permit such consummation on a schedule as close as possible to that contemplated by this Agreement; and
(iii)    use reasonable best efforts, subject to applicable Law relating to the exchange of information, to: (A) cooperate in all respects with each other in connection with any filing, submission, or oral presentation and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (B) keep the other party and its counsel informed on a reasonably current basis of any communication received by such party from, or given by any Governmental Entity and of any communication received or given in connection with any proceeding by a private party, in each case, regarding any of the Transactions and (C) permit the other party and its counsel to review the non-confidential portions of any communication given by it to, and consult with each other in advance of any meeting or conference with, any Governmental Entity or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the Governmental Entity or other Person, give the other party and its counsel the opportunity to attend and participate in such meetings and conferences.
(c)    The Company shall agree, if requested by Parent, to divest, hold separate or otherwise take or commit to take any action with respect to the businesses, services, or assets of the Company in furtherance of Section 6.2(a) and Section 6.2(b); provided that any such action may be conditioned upon consummation of the Merger.
(d)    The Company and Parent shall cooperate with one another in good faith to determine a mutually agreeable list of consents, approvals or waivers required to be obtained from parties to material Contracts to which the Company or any Company Subsidiary is a party in connection with the consummation of the Transactions and, following the determination of such list, the Company shall, and shall cause the Company Subsidiaries to, use commercially reasonable efforts to obtain such consents, approvals or waivers; provided, that the Company and the Company Subsidiaries shall not be required to pay any consideration or make any concession, commence any litigation or offer or grant any accommodation (financial or otherwise) to any third party in connection with such efforts as set out in this Section 6.2(d) and to the extent the foregoing shall require any action by the Company or any Company Subsidiary that would, or would continue to, affect the Company or any Company Subsidiary’s business after the Closing Date in any material respect, such action shall require the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed). Parent further agrees that: (x) under no circumstance shall the Merger Consideration be reduced and (y) no condition to the Company’s obligations to close the Transactions shall be deemed not satisfied as a result of, in each case, (A) the failure to obtain any such consent, approval or waiver as to any such material Contract or (B) any lawsuit, action, claim, proceeding or investigation commenced or threatened by or on behalf of any person arising out of or relating to the failure to obtain any such consent, approval or waiver, or any default under or termination of such material Contracts.

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(e)    If any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Entity challenging any of the Transactions as in violation of any applicable Law, each of the Company, Parent and Merger Sub shall cooperate and use their reasonable best efforts to contest and resist any such action or proceeding, including any action or proceeding that seeks a temporary restraining order or preliminary injunction that would prohibit, prevent or restrict consummation of any of the Transactions.
(f)    Notwithstanding anything to the contrary in this Agreement, except as set forth in Schedule 6.2(f) of the Parent Disclosure Letter, none of Parent, Merger Sub or any of their respective affiliates, or direct or indirect equityholders (including the Guarantor) or their respective affiliates, shall be required to, and the Company and the Company Subsidiaries shall not be permitted to, without Parent’s prior written approval (and the “reasonable best efforts” standard set forth in this Section 6.2 shall not in any event be construed to require Parent, Merger Sub or any of their respective affiliates or direct or indirect equityholders (including the Guarantor) or their respective affiliates to, or to permit the Company or any of the Company Subsidiaries or their respective affiliates without Parent’s prior written approval to), take or agree or commit to take any action, or agree or commit to any condition or restriction, necessary to secure the requisite approvals and authorizations or expiration of waiting periods for the Transactions under any applicable Law or otherwise to obtain the approval, authorization or exemption of any Governmental Entity in connection with the Transactions, that would (i) require any action by, or would impose any condition or restriction on, Parent, any of its affiliates or direct or indirect equity holders of Parent (including the Guarantor) or their respective affiliates or any investment funds advised or managed by one or more affiliates of Parent or any direct or indirect portfolio companies thereof or any of their respective businesses, product lines or assets, (ii) require the Company, Parent, any of their respective affiliates or direct or indirect equity holders (including the Guarantor) or their respective affiliates or any investment funds advised or managed by one or more affiliates of Parent or any direct or indirect portfolio companies thereof to propose, negotiate, agree, accept, commit to or effect, by consent decree, hold-separate or administrative order or otherwise, the sale, transfer, license, divestiture or other disposition of, or any prohibition or limitation on the ownership, operation or effective control of, any of their businesses, product lines or assets or (iii) materially and adversely interfere with Parent’s or its affiliates’ ability to participate in the management, effectively control, or exercise of full rights of ownership of, the Company or materially impair the aggregate economic benefits that Parent and its affiliates reasonably expect to derive from the consummation of the transactions contemplated by this Agreement (any such action, condition or restriction referred to in clauses (i) through (iii), a “Burdensome Condition”); provided, however, that any action described in clause (ii) above required to be taken with respect to the Company or any Company Subsidiary that would not reasonably be expected to be material to the Company or any Significant Subsidiary, as applicable, shall not constitute a Burdensome Condition. Nothing herein shall require Parent or its affiliates to pursue or commence any action against any Governmental Entity (other than in defense of any claim asserted in court or administrative or other tribunal by any Person (including any Governmental Entity)) in order to prevent the entry of, or to have vacated, lifted, reversed, overturned or terminated, any judgment enacted, promulgated, issued, entered, amended or enforced by any Governmental Entity or any applicable Law that would prevent, prohibit, restrict or delay the consummation of the Transactions.
(g)    Parent shall vote (or act by written consent with respect to) all of the shares of the share capital of Merger Sub beneficially owned by it in favor of the approval of this Agreement and the Statutory Merger Agreement in accordance with applicable Law.

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Section 6.3    Publicity. So long as this Agreement is in effect, neither the Company, on the one hand, nor Parent or Merger Sub, on the other hand, shall (and shall not cause or permit their respective Subsidiaries and Representatives to) issue or cause the publication of any press release or other announcement relating to the Transactions (including the Merger) or this Agreement without the prior consent of the other party, unless such party determines, after consultation with outside counsel, that it is required by applicable Law or by any listing agreement with or the listing rules of a national securities exchange or trading market to issue or cause the publication of any press release or other announcement relating to the Transactions (including the Merger) or this Agreement, in which event such party shall, on a basis reasonable under the circumstances, provide a meaningful opportunity to the other party to review and comment upon such press release or other announcement and shall give due consideration to all reasonable additions, deletions or changes suggested thereto; provided that the Company shall not be required to provide any such review or comment to Parent in connection with the receipt and existence of a Competing Proposal and matters related thereto, or a Change of Recommendation, each of which shall be governed exclusively by, and effected in accordance with, Section 5.2; provided, further, that each party hereto and their respective affiliates may make statements that are not inconsistent with previous press releases, public disclosures or public statements made by Parent, Merger Sub or the Company in compliance with this Section 6.3. Notwithstanding the foregoing, Parent, Merger Sub and their respective affiliates may provide ordinary course communications regarding this Agreement and the Transactions to existing or prospective general and limited partners, equity holders, members, managers and investors of any affiliates of such Person and the Debt Financing Sources, in each case, who are subject to customary confidentiality restrictions.
Section 6.4    Directors’ and Officers’ Insurance and Indemnification.
(a)    Parent shall, and shall cause the Surviving Company to, honor and fulfill in all respects the obligations of the Company, to the fullest extent permissible under applicable Law, under the Company Governing Documents in effect on the date hereof and under any indemnification or other similar agreements in effect on the date hereof (the “Indemnification Agreements”) to the directors, officers and other employees of the Company covered by such Company Governing Documents or Indemnification Agreements (the “Covered Persons”) arising out of or relating to actions or omissions in their capacity as such occurring at or prior to the Effective Time, including in connection with the approval of this Agreement and the Transactions.

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(b)    Without limiting the provisions of Section 6.4(a), for a period of six years after the Effective Time, Parent shall cause the Surviving Company to: (i) indemnify and hold harmless each Covered Person against and from any reasonable and documented costs or expenses (including reasonable and documented attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, action, suit, proceeding or investigation arises out of or pertains to: (A) any action or omission or alleged action or omission in such Covered Person’s capacity as a director, officer or employee of the Company or (B) this Agreement and any of the Transactions and (ii) pay in advance of the final disposition of any such claim, action, suit, proceeding or investigation the reasonable and documented expenses (including reasonable and documented attorneys’ fees) of any Covered Person upon receipt of an undertaking by or on behalf of such Covered Person to repay such amount if it shall ultimately be determined that such Covered Person is not entitled to be indemnified. Notwithstanding anything to the contrary contained in this Section 6.4 or elsewhere in this Agreement, neither Parent nor the Surviving Company shall (and Parent shall cause the Surviving Company not to) settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, action, suit, proceeding or investigation of a Covered Person for which indemnification may be sought under this Section 6.4(b) unless such settlement, compromise, consent or termination relates only to monetary damages for which the Surviving Company is entirely responsible or includes an unconditional release of such Covered Person from all liability arising out of such claim, action, suit, proceeding or investigation or such Covered Person otherwise provides prior written consent to such settlement, compromise, consent or termination (which consent shall not be unreasonably withheld, conditioned or delayed).
(c)    For a period of six years after the Effective Time, the memorandum of association and bye-laws of the Surviving Company shall contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of Covered Persons for periods prior to and including the Effective Time than are currently set forth in the Company Governing Documents. The Indemnification Agreements with Covered Persons that survive the Merger shall continue in full force and effect in accordance with their terms and Parent shall cause the Surviving Company to honor and fulfill, to the fullest extent permitted by applicable Laws, the Company’s obligations to the Covered Persons under the Indemnification Agreements. Prior to the execution of this Agreement, the Company has delivered or made available to Parent copies of such Indemnification Agreements.

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(d)    Prior to the Effective Time, the Company shall obtain and fully pay for “tail” insurance policies with a claims period of at least six years from and after the Effective Time, from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”), with benefits and levels of coverage at least as favorable, in the aggregate, to the applicable Covered Person as the Company’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (including in connection with this Agreement or the Transactions or actions contemplated hereby); provided, however, that in no event shall the Company expend for such policies an annual premium amount in the aggregate in excess of 300% of the last annual premium paid by the Company for such insurance prior to the date hereof. If the Company and the Surviving Company for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Company shall, and Parent shall cause the Surviving Company to, continue to maintain in effect for a period of at least six years from and after the Effective Time the D&O Insurance in place as of the date of this Agreement with benefits and levels of coverage at least as favorable, in the aggregate, as provided in the Company’s existing policies as of the date of this Agreement, or the Surviving Company shall, and Parent shall cause the Surviving Company to, use reasonable best efforts to purchase comparable D&O Insurance for such six-year period with benefits and levels of coverage at least as favorable, in the aggregate, as provided in the Company’s existing policies as of the date of this Agreement; provided, however, that in no event shall Parent or the Surviving Company be required to expend for such policies an annual premium amount in the aggregate in excess of 300% of the last annual premium paid by the Company for such insurance prior to the date hereof; and, provided, further, that if the annual premiums of such insurance coverage exceed such amount, the Surviving Company shall obtain a policy with the greatest coverage available, for a cost not exceeding such amount.
(e)    In the event the Surviving Company or any of its successors or assigns (i) amalgamates or consolidates with, or merges into, any other Person and shall not be the continuing or surviving corporation or entity of such amalgamation, consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then and in each such case ((i) or (ii)), proper provision shall be made so that such continuing or surviving corporation or entity or transferee of such assets, as the case may be, shall assume all of the applicable obligations set forth in this Section 6.4.
(f)    The Covered Persons (and their successors and heirs) are intended third party beneficiaries of this Section 6.4, and this Section 6.4 shall not be amended in a manner that is adverse to the Covered Persons (including their successors and heirs) or terminated without the consent of the Covered Persons (including their successors and heirs) affected thereby.
Section 6.5    Takeover Laws. If any Takeover Law becomes or is deemed to become applicable to Parent, the Company, the Merger or any of the Transactions, then each of Parent, the board of directors (or similar governing body) of Parent, the Company and the Company Board of Directors shall use its respective reasonable best efforts to (a) render such Takeover Law (or the relevant provisions thereof) inapplicable to the foregoing and (b) take all such actions as are reasonably necessary to eliminate and, if not possible, minimize the effects of any such Takeover Law on the Merger.

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Section 6.6    Obligations of Merger Sub. Parent shall take all action necessary to cause Merger Sub and the Surviving Company to perform their respective obligations under this Agreement and to consummate the Transactions, including the Merger, upon the terms and subject to the conditions set forth in this Agreement.
Section 6.7    Employee Benefits Matters.
(a)    Effective as of the Effective Time and for a period of one year thereafter, Parent shall provide, or shall cause the Surviving Company to provide, to each employee of the Company or the Company Subsidiaries who continues to be employed by the Company or the Surviving Company or any Subsidiary thereof (the “Continuing Employees”), (i) a base salary or regular hourly wage, whichever is applicable, that is not less than the base salary or regular hourly wage provided to such Continuing Employee by the Company or any Company Subsidiary immediately prior to the Effective Time, (ii) an annual target cash bonus opportunity at levels provided to such Continuing Employee by the Company or any Company Subsidiary immediately prior to the Effective Time, (iii) severance benefits no less favorable than those provided under the applicable plans, policies, contracts, or arrangements of the Company or the Company Subsidiaries as in effect as of immediately prior to the Effective Time (the “Company Benefit Plans”) and (iv) employee benefits (other than as required by clauses (ii) and (iii)) and also excluding any equity awards, defined benefit pension and retiree medical and welfare benefits that are, in the aggregate, substantially comparable to those provided to such Continuing Employee (including their dependents) by the Company or any Company Subsidiary immediately prior to the Effective Time. Effective as of the Effective Time and thereafter, Parent shall provide, and shall cause the Surviving Company to provide, that periods of employment with the Company or any Company Subsidiary (including any current or former affiliate, or any predecessor, of the Company or any Company Subsidiary) shall be taken into account for purposes of determining, as applicable, the eligibility for participation and vesting (excluding benefit accrual) of any Continuing Employee under all employee benefit plans maintained by Parent or an affiliate of Parent for the benefit of the Continuing Employees, including vacation or other paid-time off plans or arrangements and any severance plans (excluding defined benefit pension, retiree plans, frozen plans, and plans closed to new participants).

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(b)    Effective as of the Effective Time and thereafter, Parent shall, and shall cause the Surviving Company to, use reasonable best efforts to (i) ensure that no eligibility waiting periods, actively-at-work requirements or pre-existing condition limitations or exclusions shall apply with respect to the Continuing Employees under the applicable health and welfare benefits plan of Parent or any affiliate of Parent, including the Surviving Company (except to the extent applicable under Benefit Plans immediately prior to the Effective Time), (ii) waive any and all evidence of insurability requirements with respect to such Continuing Employees to the extent such evidence of insurability requirements were not applicable to the Continuing Employees under the Benefits Plans immediately prior to the Effective Time and (iii) credit each Continuing Employee with all deductible payments, out-of-pocket or other co-payments paid by such Continuing Employee under the health Benefit Plans of the Company or any Company Subsidiary prior to the Closing Date during the year in which the Closing occurs for the purpose of determining the extent to which any such Continuing Employee has satisfied his or her deductible and whether he or she has reached the out-of-pocket maximum under any health Benefit Plan of Parent or an affiliate of Parent (including the Surviving Company) for such year. The Merger shall not affect any Continuing Employee’s accrual of, or right to use, in accordance with the policies, contracts or arrangements of the Company or Company Subsidiaries as in effect immediately prior to the Effective Time, any personal, sick, vacation or other paid-time-off accrued but unused by such Continuing Employee immediately prior to the Effective Time.
(c)    As of and after the Effective Time, Parent shall and hereby does, and shall cause the Surviving Company and any successor thereto to: (i) assume the Company’s and the Company Subsidiaries’ obligations under the Company Benefit Plans, including all vested or accrued benefit obligations to, and contractual rights of, current and former employees of the Company and the Company Subsidiaries (including any such obligations or rights arising in connection with the Transactions) and (ii) honor, fulfill and discharge such obligations in accordance with their terms (including, without limitation, cash awards granted prior to the Closing Date in accordance with Section 5.1(i)).
(d)    Nothing in this Agreement shall confer upon any Continuing Employee any right to continue in the employ or service of Parent, the Surviving Company or any affiliate of Parent, or shall interfere with or restrict in any way the rights of Parent, the Surviving Company or any affiliate of Parent, which rights are hereby expressly reserved, to discharge or terminate the services of any Continuing Employee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between Parent, the Surviving Company, the Company or any affiliate of Parent and the Continuing Employee or any severance, benefit or other applicable plan or program covering such Continuing Employee, and subject to Parent’s obligations to provide severance pursuant to Section 6.7(a). For the avoidance of doubt, in no event shall anything in this Agreement confer upon any Continuing Employee the right to receive equity awards of Parent or any of its affiliates following consummation of the Merger. Notwithstanding any provision in this Agreement to the contrary, nothing in this Section 6.7 shall (i) be deemed or construed to be an amendment or other modification of any Benefit Plan or benefit plan of Parent or its affiliates or (ii) create any third party beneficiary rights in any current or former employee or other service provider of the Company or its affiliates (or any beneficiaries or dependents thereof) at any time.

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Section 6.8    Rule 16b-3. Prior to the Effective Time, the Company shall be permitted to take such steps as may be reasonably necessary or advisable to cause dispositions of Company equity securities (including derivative securities) pursuant to the Transactions by each director (including directors by deputization) or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 6.9    Control of Operations. Without in any way limiting any party’s rights or obligations under this Agreement, the parties understand and agree that (a) nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company’s operations prior to the Effective Time and (b) prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.
Section 6.10    Transaction Litigation. The Company shall promptly advise Parent in writing of any Transaction Litigation and shall keep Parent informed on a reasonably prompt basis regarding any such Transaction Litigation. The Company shall give Parent the opportunity to (a) participate in the defense, settlement or prosecution of any Transaction Litigation and (b) consult with counsel to the Company regarding the defense, settlement or compromise with respect to any such Transaction Litigation. For purposes of this Section 6.10, “participate” means that Parent will be kept reasonably apprised of any Transaction Litigation (to the extent that the attorney-client privilege between the Company and its counsel would not be waived thereby), and Parent may offer comments or suggestions with respect to such Transaction Litigation that the Company shall consider in good faith, but shall not be deemed to mean that Parent shall be entitled to control the defense, settlement or prosecution of any Transaction Litigation; provided that the Company shall not settle or compromise or agree to settle or compromise any Transaction Litigation without Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). Following the Effective Time, the Covered Persons may continue to retain counsel retained prior to the Effective Time to defend any Transaction Litigation; provided, however, that in no event shall Parent be required to retain more than one pre-Effective Time counsel for all the Covered Persons as a group, unless required by conflicts of interest between or among the Covered Persons.
Section 6.11    Deregistration and Delisting. Each of the parties hereto agrees to cooperate with the other parties in taking, or causing to be taken, all actions necessary to terminate the registration of the Class A Common Stock under the Exchange Act and to cause the Class A Common Stock to be de-listed from Nasdaq and the Prague Stock Exchange; provided that such termination and such de-listings shall not be effective until at or after the Effective Time.

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Section 6.12    Company Indebtedness; Shareholder Guarantees. Parent agrees that it shall, and shall cause its controlled affiliates to, take all actions reasonably necessary to cause, on the Closing Date, the repayment and satisfaction in full (including accrued interest, guarantee fees, and any prepayment fees or penalties or other amounts due as a result of or arising from such prepayment) of the indebtedness and other obligations of the Company and the Company Subsidiaries pursuant to the debt financing arrangements listed or described in Schedule 6.12 of the Company Disclosure Letter (collectively, the “Company Indebtedness”) in the amounts set forth in the payoff letters referred to in the next sentence. The Company shall, and shall cause the applicable Company Subsidiaries to, arrange for customary payoff letters, lien releases and other instruments of discharge to be executed and delivered in form and substance reasonably acceptable to Parent (with executed copies provided to Parent) at least four business days prior to Closing providing for the payoff, discharge and termination on the Closing Date in full of the Company Indebtedness and the discharge of the Shareholder Guarantees and Liens securing the same, and shall deliver, or cause the applicable Company Subsidiaries to deliver, prepayment and termination notices in accordance with the terms of the Company Indebtedness (provided that such prepayment and termination notices may be conditional on the occurrence of the Closing) and take all other actions necessary to facilitate the payoff of the Company Indebtedness, the termination of the Shareholder Guarantees and the termination and release of all Liens securing the Company Indebtedness and the Shareholder Guarantees.
Section 6.13    Financing.
(a)    Each of Merger Sub and Parent shall use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange, consummate and obtain the proceeds of the Financing on terms and conditions no less favorable to Merger Sub and Parent than those described in the Financing Documents (as may be amended or modified in accordance with this Agreement) (and taking into account “market flex” provisions contemplated by the Debt Financing Documents), including using their respective reasonable best efforts to: (i) satisfy, or use reasonable best efforts to cause their Representatives to satisfy, on a timely basis, all conditions applicable to, and within the control of, Parent or Merger Sub or their respective Representatives in the Financing Documents and (ii) upon the satisfaction of the conditions thereto and to Parent’s and Merger Sub’s obligation to consummate the Merger, consummate the Debt Financing and the Equity Financing at the Closing, and cause the lenders who are party to the Debt Financing Documents and the Equity Investor who is party to the Equity Commitment Letter, and any other Person providing Financing, to fund the Financing at the Closing.

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(b)    Merger Sub and Parent shall not, without the prior written consent of the Company (not to be unreasonably withheld, delayed or conditioned): (i) agree to any amendments or modifications to, or grant any waivers of, any condition or other provision or remedy under the Financing Documents, to the extent such amendments, modifications or waivers would reduce the aggregate amount of cash proceeds available from the Financing to an amount that is less than the amount necessary to fund the amounts required to be paid by Merger Sub or Parent under this Agreement (as compared to the amount of such aggregate proceeds contemplated under the Financing Documents as in effect on the date hereof); (ii) agree to impose new or additional conditions precedent or otherwise expand, amend or modify any of the conditions precedent to funding of the Financing as provided in the Financing Documents, other than conditions which are likely to be satisfied and which do not (A) prevent or delay the funding of the Financing or (B) make the timely funding of the Financing or satisfaction of the conditions precedent to obtaining the Financing (taking into account the expected timing of the Marketing Period) less likely to occur and (iii) release or consent to the termination of the obligations of lenders, the Equity Investor and other Persons under the Financing Documents, except for (A) assignments and replacements of an individual lender in accordance with the terms of the syndication provisions of the Debt Financing Documents with respect to the Debt Financing, or in accordance with the terms of the Equity Commitment Letter or Section 6.13(d) with respect to the Equity Financing or (B) in connection with any amendment, modification, waiver or replacement thereof otherwise permitted hereby. For clarity, the foregoing shall not prohibit Merger Sub and Parent from amending the Debt Financing Documents to add or replace lender(s), lead arrangers, bookrunners, syndication agents or similar entities and their respective affiliates as parties thereto or in any other manner consistent with this Agreement as a party thereto, or to exercise any “market flex” provisions contemplated by the Debt Financing Documents.
(c)    In no event shall Merger Sub or Parent prohibit or seek to prohibit any bank or investment bank or other potential provider of debt or equity financing, from providing or seeking to provide financing or financial advisory services to any Person in connection with a transaction relating to the Company or the Company Subsidiaries that is unrelated to the Merger or the Transactions.
(d)    In the event that any portion of the Debt Financing becomes unavailable in the manner or from the sources contemplated in the Debt Financing Documents (other than as a result of the Company’s breach of any representation, warranty, covenant or agreement set forth in this Agreement), (i) Parent shall promptly so notify the Company and (ii) Merger Sub and Parent shall use their respective reasonable best efforts to arrange and obtain, and to negotiate and enter into definitive agreements with respect to, alternative debt financing from the same or alternative financial institutions in an amount sufficient to consummate the Transactions (or replace any unavailable portion of the Financing necessary to consummate the Transactions) on terms and conditions that are not materially less favorable, in the aggregate, to Merger Sub and Parent than those in the Financing Documents that such alternative debt financing would replace (taking into account any “market flex” provisions), as promptly as practicable following the occurrence of such event. In the event any alternative debt financing is obtained in accordance herewith, (A) any reference in this Agreement to the “Financing,” the “Equity Financing” or the “Debt Financing” shall mean the financing contemplated by the Financing Documents as permitted to be modified pursuant to this Section 6.13 and (B) any reference in this Agreement to the “Financing Documents” shall be deemed to include the Financing Documents that have not been superseded by a new Financing Document(s) at the time in question and such new Financing Document(s) to the extent then in effect.

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(e)    Parent shall (i) give the Company prompt notice of (A) any breach or threatened breach (in writing) of which either Merger Sub or Parent is or becomes aware by any party of any of the Financing Documents, any alternative debt financing commitment or any definitive agreements relating thereto, or any termination or threatened (in writing) termination thereof and (B) any alternative debt financing agreement entered into in accordance with this Section 6.13 and (ii) keep the Company reasonably informed in a timely manner of the status of its efforts to arrange the Financing (or any alternative debt financing under this Section 6.13).
(f)    Parent and Merger Sub acknowledge and agree that the obtaining of the Debt Financing, or any alternative debt financing pursuant to Section 6.13(d), is not a condition to Closing.
Section 6.14    Financing Cooperation and Indemnification.
(a)    Subject to Section 6.14(d), prior to the Effective Time, the Company shall, and shall use its reasonable best efforts to cause the Company Subsidiaries and its and their Representatives to, provide to Parent such necessary or customary cooperation as may be reasonably requested by Parent to assist Parent in causing the conditions in the Debt Financing Documents to be satisfied and such customary cooperation as is otherwise reasonably necessary and reasonably requested by Parent solely in connection with satisfying such conditions, which cooperation shall include:
(i)    causing its management team, with appropriate seniority and expertise, including its senior executive officers, and, to the extent applicable, its independent auditors, to assist in preparation for and to participate in a reasonable number of meetings (including customary one-on-one meetings with the parties acting as lead arrangers or agents for, and actual or prospective lenders and purchasers of, the Debt Financing), presentations, road shows, due diligence sessions, drafting sessions and sessions with actual or prospective Debt Financing Sources, in each case at such times and as coordinated reasonably in advance thereof;
(ii)    (A) assisting with the timely preparation of customary presentations, road show materials, bank information memoranda and bank syndication materials required in connection with the Debt Financing, including the marketing and syndication thereof; provided that any such bank information memoranda and bank syndication materials shall contain disclosure and financial statements reflecting the Surviving Company or its Subsidiaries as the obligor and (B) providing customary authorization letters to the Debt Financing Sources authorizing the distribution of the Required Information to actual or prospective lenders;

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(iii)    furnishing Parent and its Debt Financing Sources as promptly as practicable with all financial information regarding the Company or any of the Company Subsidiaries as may be reasonably required under the Financing Documents, such financial information to include financial statements prepared in accordance with GAAP, consisting of (A) audited consolidated balance sheets and related consolidated statements of income, shareholders’ equity and consolidated cash flows and related notes thereto of the Company, for the three fiscal years most recently ended at least 90 days prior to the Effective Time and unaudited consolidated balance sheets and related unaudited consolidated statements of income, cash flows and related notes thereto of the Company, for each subsequent fiscal quarter ended at least 45 days prior to the Effective Time; provided that the filing by the Company of the required financial statements specified in clause (A) in its Annual Report on Form 10-K or its Quarterly Report on Form 10-Q, as applicable, will be deemed to satisfy the requirements of this paragraph (iii) with respect to the Company for all purposes of this Agreement and (B) customary audit reports, a draft of a customary comfort letter with respect to such financial information by independent auditors of the Company and the Company Subsidiaries which such auditors are prepared to issue upon satisfactory completion of customary procedures (and all information necessary to assist such auditors in delivering such comfort) and other information and data regarding the Company or any of the Company Subsidiaries of the type and form required by Regulation S-X and Regulation S-K under the Securities Act for offerings of debt securities on a registration statement on Form S-1 under the Securities Act and of the type and form customarily included in customary offering documents used to syndicate credit facilities of the type to be included in the Debt Financing or in customary offering documents used in private placements of debt securities under Rule 144A promulgated under the Securities Act, in each case assuming that such syndication of credit facilities and offering(s) of debt securities were consummated at the same time during the Company’s fiscal year as such syndication and offering(s) of debt securities will be made, all of which shall be Compliant; provided, further, that no such financial statements or other information shall be required to be provided with respect to the Company or any Company Subsidiary on an unconsolidated basis (the information described in clauses (A) and (B) above, collectively, the “Required Information” ); and provided, further, that Parent shall be solely responsible for the contents (other than historical information of the Company) and determination of pro forma financial information, including pro forma cost savings, synergies, capitalization or other pro forma adjustments desired to be incorporated into any pro forma financial information;
(iv)    during normal business hours, and upon reasonable advance notice, reasonably cooperating to permit the actual or prospective lenders involved in the Debt Financing to evaluate the Company and the Company Subsidiaries’ current assets, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements to the extent customary and reasonable and otherwise reasonably facilitating the grant of Liens in or over collateral and providing related lender protections;
(v)    requesting customary payoff letters, Lien terminations and instruments of discharge to be delivered at Closing to allow for the payoff, discharge and termination in full on the Closing Date of the Company Indebtedness (the “Debt Payoff”) and promptly furnishing Parent drafts and, when issued, executed copies of such payoff letters, Lien terminations and instruments of discharge upon Parent’s written request;

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(vi)    furnishing Parent and its Debt Financing Sources promptly, and in any event at least 10 business days prior to the Closing Date, with all documentation and other information reasonably requested by such Debt Financing Sources (in accordance with their usual practices and procedures) or required by any Governmental Entities with respect to the Debt Financing under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and any applicable national or international sanctions regime; provided that such documentation or information is requested at least 10 days prior to the required date of delivery;
(vii)    assisting in the preparation of, and executing and delivering on the Closing Date, deliverables under the Debt Financing Documents relating to the Debt Financing on substantially the terms contemplated by any Debt Financing Documents; and
(viii)    taking all corporate actions, subject to and only effective upon the occurrence of the Effective Time, as may be reasonably requested by Parent to permit the satisfaction of conditions precedent to the Financing.
(b)    Notwithstanding anything to the contrary contained in this Agreement (including this Section 6.14): (i) nothing in this Agreement shall require any such cooperation to the extent that it would (A) require the Company or any of the Company Subsidiaries or their respective Representatives, as applicable, to pay any commitment or other fees or reimburse any expenses that are not contingent upon the Closing or to incur any liability or give any indemnities that are not contingent upon the Closing (other than to the extent subject to Parent’s obligation to reimburse such Person therefor in accordance with this Agreement); (B) unreasonably interfere with the ongoing business or operations of the Company and the Company’s Subsidiaries; (C) require the Company or any of the Company Subsidiaries to take any action that will conflict with or violate (1) the Company Governing Documents or the Company Material Contracts or result in the contravention of, or that would reasonably be expected to result in a violation or breach of, or default under, any contract to which the Company or any of the Company Subsidiaries is a party, in each case that are not contingent upon the Closing or (2) any applicable Laws; (D) require the Company or any of the Company Subsidiaries to enter into or approve any financing or purchase agreement for the Financing prior to the Closing or (E) result in the Company, any Company Subsidiary or any officer or director of the Company or any Company Subsidiary incurring any liability with respect to any matters relating to the Financing prior to the Closing (other than (i) with respect to authorization letters referred to in Section 6.14(a)(ii) and (ii) to the extent subject to Parent’s obligation to reimburse such Person therefor in accordance with this Agreement); (ii) no action, liability or obligation (including any obligation to pay any commitment or other fees or reimburse any expenses) of the Company or any of the Company Subsidiaries or any of their respective Representatives under any certificate, agreement, arrangement, document or instrument relating to the Debt Financing (other than a customary authorization letter) shall be effective until (or that is not contingent upon) the Closing and (iii) none of the Company or any of the Company Subsidiaries or any of their respective Representatives shall have any liability or incur any losses, damages or penalties with respect of the Debt Financing or any marketing materials, presentations or disclosure documents in connection therewith in the event the Closing does not occur.

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(c)    In the event that this Agreement is terminated pursuant to any of the events in Section 8.1, Parent shall promptly, upon request by the Company, reimburse the Company for all of its documented reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Company, the Company Subsidiaries and their respective Representatives in connection with any cooperation contemplated by this Section 6.14, except to the extent arising or resulting from the gross negligence, fraud or Willful Breach of the Company, the Company Subsidiaries or its and their respective Representatives.
(d)    Merger Sub and Parent shall, in the event the Closing does not occur (for any reason), on a joint and several basis, indemnify and hold harmless the Company, the Company Subsidiaries, their affiliates and its and their respective Representatives from and against any and all liabilities, losses, damages, claims, documented reasonable out-of-pocket costs and expenses, interest, awards, judgments and penalties suffered or incurred by any of them in connection with the Financing, the arrangement of the Financing, the Debt Payoff or the provision of information utilized in connection therewith to the fullest extent permitted by applicable Law, except to the extent arising or resulting from the gross negligence, fraud or Willful Breach of the Company, the Company Subsidiaries or its and their respective Representatives.
(e)    The Company hereby consents to the use of its and the Company Subsidiaries’ trademarks, service marks or logos in connection with the Financing; provided that (i) such trademarks, service marks or logos are used solely in the form currently used by the Company and Company Subsidiaries and in a manner that is (A) not intended to or reasonably likely to harm or disparage the Company or any of the Company Subsidiaries or the reputation or goodwill of the Company or any of the Company Subsidiaries or any of their respective products, services, offerings or Intellectual Property Rights and (B) consistent with customary uses thereof in connection with financing transactions and (ii) such use shall cease on the date of termination of this Agreement (if terminated). All goodwill arising from the use of the Company’s and the Company Subsidiaries’ trademarks, service marks and logos shall inure solely to the benefit of the Company or the applicable Company Subsidiary.
(f)    The Company shall and shall cause the Company Subsidiaries to supplement the Required Information on a current basis to the extent that any such information, to the Company’s knowledge, contains any material misstatement of fact or omits to state a material fact necessary to make the statements made in such Required Information, in light of the circumstances in which they were made, not materially misleading.

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ARTICLE VII

CONDITIONS TO CONSUMMATION OF THE MERGER
Section 7.1    Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions, any and all of which may be waived in whole or in part by Parent, Merger Sub and the Company, as the case may be, to the extent permitted by applicable Law:
(a)    Shareholder Approval. The Requisite Shareholder Approval shall have been obtained.
(b)    Statutes; Court Orders. No statute, rule or regulation shall have been enacted or promulgated by any Governmental Entity of competent jurisdiction which prohibits or makes illegal the consummation of the Merger, and there shall be no order or injunction of a court of competent jurisdiction pending or in effect enjoining, restraining or preventing the consummation of the Transactions or making the Transactions illegal.
(c)    Required Governmental Approvals. The Required Competition Approvals and Required Communications Approvals set forth in Schedule 7.1(c) of the Company Disclosure Letter shall have been filed, have occurred or been obtained, and all such Required Competition Approvals and Required Communications Approvals shall be in full force and effect without the imposition of a Burdensome Condition.
Section 7.2    Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction (or waiver in writing by Parent) on or prior to the Closing Date of each of the following additional conditions:
(a)    Representations and Warranties. Each of the representations and warranties of the Company set forth in (i) Section 3.1, Section 3.3, Section 3.4, Section 3.8(b), Section 3.22 and Section 3.23 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date), (ii) Section 3.2(a) shall be true and correct in all respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date), except for any de minimis inaccuracies, and (iii) the other sections of Article III not addressed in the prior sub-clauses (i) and (ii) shall be true and correct (without giving effect to any qualification as to materiality or Company Material Adverse Effect contained in Article III) as of the date of this Agreement and as of the Closing as though made on and as of the Closing (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date), except where any failures of any such representations and warranties referenced in this sub-clause (iii) to be true and correct would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

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(b)    Performance of Obligations of the Company. The Company shall have performed or complied in all material respects with all obligations required to be performed or complied with by it under this Agreement at or prior to the Effective Time.
(c)    No Company Material Adverse Effect. Since the date of this Agreement, no Effect shall have occurred that, individually or in the aggregate with all other Effects, has had or would reasonably be expected to have a Company Material Adverse Effect.
(d)    Company Officer’s Certificate. Parent shall have received a certificate signed on behalf of the Company by the Co-Chief Executive Officers or the Chief Financial Officer of the Company to the effect that the conditions in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied.
Section 7.3    Conditions to Obligations of the Company. The obligations of the Company to effect the Merger are also subject to the satisfaction (or waiver in writing by the Company) on or prior to the Closing Date of each of the following additional conditions:
(a)    Representations and Warranties. Each of the representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct (without giving effect to any qualification as to materiality contained in Article IV) as of the date of this Agreement and as of the Closing as though made on and as of the Closing (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date) except where any failures of any such representations and warranties to be true and correct would not reasonably be expected, individually or in the aggregate, to prevent, materially impede or materially delay the consummation of the Transactions by Parent or Merger Sub.
(b)    Performance of Obligations of Parent and Merger Sub. Parent and Merger Sub shall have performed or complied (i) in all respects with all obligations required to be performed or complied with by them under Section 6.12 at or prior to the Closing and (ii) in all material respects with all other obligations required to be performed or complied with by them under this Agreement at or prior to the Effective Time.
(c)    Parent Officer’s Certificate. The Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent to the effect that the conditions in Section 7.3(a) and Section 7.3(b) have been satisfied.
ARTICLE VIII

TERMINATION
Section 8.1    Termination. This Agreement may be terminated and the Merger and the other Transactions may be abandoned (except as otherwise provided below, whether before or after receipt of the Requisite Shareholder Approval, if applicable) as follows:
(a)    by mutual written agreement of Parent and the Company;

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(b)    by either Parent or the Company, if the Effective Time shall not have occurred by 11:59 p.m. Bermuda time on the Outside Date; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the primary cause of, or primarily resulted in, the Effective Time not occurring prior to the Outside Date;
(c)    by either Parent or the Company, if a Governmental Entity of competent jurisdiction shall have issued a final, non-appealable order, decree or ruling in each case permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger or the other Transactions; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to any party if any action of such party or the failure of such party to perform any of its obligations under this Agreement required to be performed at or prior to the Effective Time has been the primary cause of, or primarily resulted in, the events specified in this Section 8.1(c);
(d)    by either Parent or the Company, if the Requisite Shareholder Approval shall not have been obtained at the Shareholders Meeting or at any adjournment or postponement thereof, in each case at which a vote on such adoption was taken;
(e)    by Parent, prior to the Effective Time, if there has been a breach by the Company of any representation, warranty, covenant or agreement of the Company set forth in this Agreement, which breach shall result in the conditions in Section 7.1 and Section 7.2 not being satisfied and is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) 30 calendar days after the receipt of notice thereof from Parent or (ii) three business days before the Outside Date; provided, however, that this Agreement may not be terminated pursuant to this Section 8.1(e) if Parent or Merger Sub are then in material breach of any representation, warranty, covenant or agreement of Parent or Merger Sub set forth in this Agreement;
(f)    by Parent, prior to the adoption of this Agreement by the Requisite Shareholder Approval, if the Company Board of Directors shall have effected a Change of Recommendation;
(g)    by the Company, prior to the Effective Time, if there has been a breach by Parent or Merger Sub of any representation, warranty, covenant or agreement of Parent or Merger Sub set forth in this Agreement, which breach would reasonably be expected to prevent, or materially impair or delay, the ability of either Parent or Merger Sub to perform its obligations under this Agreement, or to consummate the Merger and the other Transactions and is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) 30 calendar days after the receipt of notice thereof from the Company or (ii) three business days before the Outside Date; provided, however, that this Agreement may not be terminated pursuant to this Section 8.1(g) if the Company is then in material breach of any representation, warranty, covenant or agreement of the Company set forth in this Agreement;
(h)    by the Company, prior to the adoption of this Agreement by the Requisite Shareholder Approval, in order to enter into a definitive agreement with respect to a Superior Proposal, subject to the terms and conditions of Section 5.2 and Section 8.3(a)(ii), including the payment of the Company Termination Fee prior to or concurrently with such termination; or

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(i)    by the Company, if (A) all the conditions set forth in Section 7.1 and Section 7.2 have been satisfied (other than any condition that, by its nature, is to be satisfied at the Closing, but which would be satisfied if the Closing Date were the date of such termination, or that has not been satisfied as a result of Parent or Merger Sub’s breach or failure to perform any of their respective covenants in this Agreement), (B) Parent and Merger Sub fail to consummate the Closing by the date on which the Closing is required to have occurred pursuant to Section 1.2, (C) the Company has confirmed by written notice to Parent at least three business days prior to such termination that all the conditions set forth in Section 7.1 and Section 7.3 have been satisfied (other than any condition that, by its nature, is to be satisfied at the Closing, but which would be satisfied if the Closing Date were the date of such termination) or that it is willing to waive any unsatisfied conditions set forth in Section 7.3, (D) during the three business day period described in sub-clause (C), the Company stands ready, willing and able to consummate the Closing and (E) Parent or Merger Sub fails to consummate the Closing within three business days after the delivery of such notice by the Company.
Section 8.2    Effect of Termination. In the event of the termination of this Agreement as provided in Section 8.1, written notice thereof shall forthwith be given to the other party or parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void and there shall be no liability on the part of Parent, Merger Sub or the Company, except that, subject to the limitations set forth in Section 8.3(g) and Section 8.3(h), the Confidentiality Agreement, the Guarantee, Section 6.14(c), Section 6.14(d), this Section 8.2, Section 8.3, and Section 9.3 through Section 9.13 shall survive such termination; provided, that, subject to the limitations set forth in Section 8.3(g), nothing herein shall relieve the Company from liability for its actual and intentional fraud, or for Willful Breach of its representations, warranties, covenants or agreements set forth in this Agreement prior to such termination.
Section 8.3    Termination Fees.
(a)    The Company shall be required to pay to Parent the Company Termination Fee in any of the following events (provided that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion):
(i)    this Agreement is terminated by Parent pursuant to Section 8.1(f) (or by the Company or Parent pursuant to Section 8.1(b) or Section 8.1(d) at a time when Parent would have been entitled to terminate this Agreement pursuant to Section 8.1(f));

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(ii)    this Agreement is terminated by the Company pursuant to Section 8.1(h); or
(iii)     (A) this Agreement is terminated by (1) Parent or the Company pursuant to Section 8.1(b), (2) Parent or the Company pursuant to Section 8.1(d), or (3) Parent pursuant to Section 8.1(e); (B) (x) in the case of sub-clauses (1) and (3), any Person shall have made to the Company Board of Directors, or shall have made, disclosed or otherwise communicated or made known, a Competing Proposal after the date hereof and prior to such termination and such Competing Proposal has not been withdrawn prior to such termination or (y) in the case of sub-clause (2), any Person shall have publicly made, disclosed or otherwise publicly communicated or made known, a Competing Proposal after the date hereof and prior to such termination and such Competing Proposal has not been publicly withdrawn prior to such termination and (C) within 12 months following the date of such termination, the Company shall have entered into a definitive agreement with respect to any Competing Proposal or consummated a transaction contemplated by any Competing Proposal; provided that for purposes of this Section 8.3(a)(iii), each reference to “15%” in the definition of “Competing Proposal” shall be deemed to be a reference to “50%,” except that the reference to “15%” in clause (a) of such definition shall be deemed to be a reference to “90%.”
(b)    Payment of the Company Termination Fee shall be made to the account or accounts designated by Parent by wire transfer of immediately available funds (i) in the case of Section 8.3(a)(i), within three business days after the date of such termination, (ii) in the case of Section 8.3(a)(ii), prior to or concurrently with such termination, and (iii) in the case of Section 8.3(a)(iii), upon the earlier of the entry into of such definitive agreement with respect to, or the consummation of a transaction contemplated by, the applicable Competing Proposal.
(c)    Parent shall be required to pay to the Company the Parent Termination Fee in any of the following events (provided that in no event shall Parent be required to pay the Parent Termination Fee on more than one occasion):
(i)    this Agreement is terminated by Parent or the Company pursuant to Section 8.1(b) and, at or prior to the time of such termination, the conditions set forth in at least one of Section 7.1(b) or Section 7.1(c) shall not have been satisfied;
(ii)    this Agreement is terminated by Parent or the Company pursuant to Section 8.1(c);
(iii)    this Agreement is terminated by the Company pursuant to Section 8.1(g) or Section 8.1(i); or
(iv)    this Agreement is terminated by either the Company or Parent pursuant to Section 8.1(b) and, at the time of such termination, the Company would have been entitled to terminate this Agreement pursuant to Section 8.1(g) or Section 8.1(i).
(d)    Payment of the Parent Termination Fee shall be made to the account or accounts designated by the Company by wire transfer of immediately available funds within three business days after the date of the relevant termination contemplated by Section 8.3(c).

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(e)    Each of the parties acknowledges that the agreements contained in this Section 8.3 are an integral part of the Transactions and that, without these agreements, the parties would not enter into this Agreement. Accordingly, if the Company or Parent, as the case may be, fails to timely pay the amount due pursuant to this Section 8.3 and, in order to obtain such payment, the Company or Parent, as the case may be, commences a Legal Proceeding that results in a court judgment in its favor, such paying party shall pay to the other party or parties, as applicable, such other party’s or parties’ reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees and expenses) in connection with such Legal Proceeding, together with interest on the amount of such payment from the date such payment was required to be made under this Section 8.3 until the actual date of payment at a rate per annum equal to the prime interest rate published in The Wall Street Journal on the date such interest begins accruing.
(f)    The parties further acknowledge and agree that none of the Termination Fees is a penalty, but rather a fee payable upon termination of this Agreement, which has been calculated as a reasonable amount that will compensate the Company or Parent, as the case may be, in the circumstances in which such applicable Termination Fee is payable, for the efforts and resources expended and opportunities foregone by such compensated party while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions, which amount would otherwise be impossible to calculate with precision.

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(g)    Notwithstanding anything to the contrary in this Agreement, but without limiting or affecting Parent’s rights to specific enforcement expressly set forth in Section 9.13, in any circumstance in which this Agreement is terminated and Parent is entitled to the Company Termination Fee from the Company pursuant to Section 8.3(a), such termination of this Agreement and receipt of payment of the Company Termination Fee (together with any costs and expenses of Parent due under Section 8.3(e)) shall be the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of the Parent Related Parties against the Company, any of the Company Subsidiaries or any of their respective former, current or future officers, directors, employees, partners, shareholders, managers, members, affiliates, Representatives or agents or any of their respective assignees or successors or any former, current or future officers, directors, employees, partners, shareholders, managers, members, affiliates, Representatives, agents assignees or successors of any of the foregoing (collectively, the “Company Related Parties”) for any cost, expense, loss or damage suffered as a result of, or arising from or otherwise in connection with (i) this Agreement or any of the other agreements, instruments and documents contemplated hereby or executed in connection herewith or the transactions contemplated hereby or thereby, (ii) the failure of the Merger and the other Transactions to be consummated, (iii) any breach (or threatened or alleged breach) of, or failure (or threatened or alleged failure) to perform under, this Agreement or any of the other documents delivered herewith or executed in connection herewith or otherwise or (iv) any oral representation made or alleged to have been made in connection herewith or therewith (collectively, the “Company Transaction Related Matters”), and upon payment of such amounts, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, and none of Parent, Merger Sub, nor any other Parent Related Party shall seek or be entitled to seek or recover any other damages or seek or be entitled to any other remedy, whether based on a claim at law or in equity, in contract, tort or otherwise, with respect to any losses or damages suffered in connection with any Company Transaction Related Matters.  Parent, on behalf of itself and the Parent Related Parties, acknowledges and agrees that in no event shall (x) the Company’s liability for its actual and intentional fraud or Willful Breach of its representations, warranties, agreements or covenants pursuant to Section 8.2 exceed an aggregate amount equal to (1) $5,000,000, in the case of any actual and intentional fraud or Willful Breach of the covenants contained in Section 5.1 or (2) the amount of the Company Termination Fee, in all other such cases, and (y) the Company be liable for both (1) damages for the Company’s actual and intentional fraud or Willful Breach of its representations, warranties, agreements or covenants in accordance with clause (x) of this sentence and (2) the Company Termination Fee.

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(h)    Notwithstanding anything to the contrary in this Agreement, but without limiting or affecting the Company’s rights to specific enforcement expressly set forth in Section 9.13, the termination of this Agreement under the circumstances specified in Section 8.3(c) and receipt of payment of the Parent Termination Fee pursuant to this Section 8.3 and any costs and expenses of the Company pursuant to Section 8.3(e) (and the obligations of the Guarantor under the Guarantee (in accordance with the terms and conditions thereof) with respect thereto), shall be the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of the Company Related Parties against any of Parent, Merger Sub, the Guarantor or any of their respective former, current or future general or limited partners, stockholders, controlling Persons, direct or indirect equityholders, managers, members, directors, officers, employees, affiliates, affiliated (or commonly advised) funds, representatives or agents or any their respective assignees or successors or any former, current or future general or limited partner, stockholder, controlling Person, direct or indirect equityholder, manager, member, director, officer, employee, affiliate, affiliated (or commonly advised) fund, representative, agent, assignee or successor of any of the foregoing (collectively, the “Parent Related Parties”) or the lenders, agents, underwriters, commitment parties and arrangers of any Debt Financing (including pursuant to the Debt Financing Documents or any engagement letters, credit agreements, loan agreements, joinders or indentures relating to any Debt Financing), together with their respective affiliates, and their and their respective affiliates’ officers, directors, employees, controlling persons, advisors, attorneys, agents and representatives and their successors and assigns, including any successors or assigns via joinder agreements or credit agreements related thereto (a “Lender Related Party”) for any cost, expense, loss or damage suffered as a result of, or arising from or otherwise in connection with (i) this Agreement, the Guarantee, the Equity Commitment Letter or any of the other agreements, instruments and documents contemplated hereby or executed in connection herewith or the transactions contemplated hereby or thereby, (ii) the failure of the Merger or the other Transactions to be consummated (including the funding of the Financing), (iii) any breach (or threatened or alleged breach) of, or failure (or threatened or alleged failure) to perform under, this Agreement or any of the other documents delivered herewith or executed in connection herewith or otherwise or (iv) any oral representation made or alleged to have been made in connection herewith or therewith (collectively, the “Parent Transaction Related Matters”). Except as expressly provided in the immediately preceding sentence, none of Parent, Merger Sub, the other Parent Related Parties or the Lender Related Parties shall have any liability or obligation relating to or arising out of or in connection with any Parent Transaction Related Matters, except that nothing shall relieve Parent of its obligations under Section 6.14(c), Section 6.14(d), Section 8.3(e) and Section 9.3. For the avoidance of doubt, notwithstanding anything to the contrary contained in this Agreement, other than termination of this Agreement pursuant to Section 8.3(c) and the right of the Company to receive payment of the Parent Termination Fee, reimbursement of any costs and expenses of the Company under Section 8.3(e) and reimbursement or payment of all amounts due under Section 6.14(c), Section 6.14(d) and Section 9.3, none of the Parent Related Parties or Lender Related Parties shall have any further liability or obligation to any of the Company Related Parties relating to or arising out of this Agreement, the Guarantee, the Financing, the Financing Documents or the transactions contemplated hereby or thereby, and none of the Company, the Company Subsidiaries nor any other Company Related Party shall seek or be entitled to seek or recover any other damages or seek or be entitled to any other remedy, whether based on a claim at Law or in equity, in contract, tort or otherwise, with respect to any losses or damages suffered in connection with any Parent Transaction Related Matters.

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(i)    Notwithstanding the foregoing, nothing in Section 8.3(g) or Section 8.3(h) shall limit the right of a party to bring or maintain any Legal Proceeding (i) for injunction, specific performance or other equitable relief to the extent provided in Section 9.13, unless and until this Agreement has been terminated and the applicable Termination Fee has been paid to such party in accordance with this Section 8.3 and (ii) against the other parties or their affiliates arising out of or in connection with a breach of the Confidentiality Agreement. Under no circumstances will a party be entitled to receive both a grant of specific performance and the applicable Termination Fee (if payable to such party).
ARTICLE IX

MISCELLANEOUS
Section 9.1    Amendment and Modification; Waiver.
(a)    Subject to applicable Law and except as otherwise provided in this Agreement, this Agreement may be amended, modified and supplemented, whether before or after receipt of the Requisite Shareholder Approval, if applicable, by written agreement of the parties hereto (by action taken by their respective boards of directors); provided, however, that after the occurrence of the Requisite Shareholder Approval, no amendment shall be made which by Law requires further approval by the Company’s shareholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. No amendments or modifications to the provisions of which the Debt Financing Sources under the Debt Financing are expressly made third-party beneficiaries pursuant to Section 9.8(b) (or any of the defined terms used therein or any other provision of this Agreement to the extent a modification, waiver or termination of such defined term or provision would modify the substance of such sections) shall be permitted in a manner materially adverse to any such Debt Financing Source without the prior written consent of such Debt Financing Source.
(b)    At any time and from time to time prior to the Effective Time, any party or parties hereto may, to the extent legally permitted and except as otherwise set forth herein, (i) extend the time for the performance of any of the obligations or other acts of the other party or parties, as applicable, (ii) waive any inaccuracies in the representations and warranties made to such party or parties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party or parties contained herein. Any agreement on the part of a party or parties to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party or parties, as applicable. Any delay in exercising any right under this Agreement shall not constitute a waiver of such right.
Section 9.2    Non-Survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any Schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time. This Section 9.2 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

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Section 9.3    Expenses. All Expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such Expenses, except that Parent shall pay, whether or not the Merger or any other Transaction is consummated, all filing fees incurred in connection with any filing in connection with any Required Competition Approvals or Required Communications Approvals. Notwithstanding anything to the contrary contained herein, Parent shall pay the amount of any documentary, sales, use, real property transfer, real property gains, registration, value-added, transfer, stamp, recording and other similar Taxes, fees, and costs together with any interest thereon, penalties, fines, costs, fees, additions to tax or additional amounts with respect thereto incurred in connection with this Agreement and the Transactions.
Section 9.4    Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (notice deemed given upon receipt), by electronic mail or facsimile (notice deemed given upon confirmation of receipt) or sent by a nationally recognized overnight courier service, such as Federal Express (notice deemed given upon receipt of proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

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if to Parent or Merger Sub, to:
TV Bidco B.V.
Strawinskylaan 933, 1077XX Amsterdam
The Netherlands
Attention: Lubomir Kral, Jan Cornelis Jansen, Marcel Marinus van Santen
Email: kral@ppf.cz; jansen@ppfgroup.nl; santen@ppfgroup.nl
with a copy to (which shall not constitute notice):
White & Case LLP
1221 Avenue of the Americas
New York, NY 10020-1095
Attention: Jan Andrusko; Chang-Do Gong; Robert Chung
Facsimile: (212) 354-8113
Email: jan.andrusko@whitecase.com; cgong@whitecase.com; robert.chung@whitecase.com
and
if to the Company, to:
Central European Media Enterprises Ltd.
c/o CME Media Services Limited
Køíženeckého námìstí 1078/5
152 00  Prague 5 - Barrandov
Czech Republic
Attention: Dan Penn; Brendan Donahue
Facsimile: +420 242 464 483
Email: dan.penn@cme.net; brendan.donahue@cme.net
with a copy to (which shall not constitute notice):
Covington & Burling LLP
The New York Times Building
620 Eighth Avenue
New York, NY 10018
Attention:    Scott F. Smith; Jeffrey A. Potash; Patrick E. Manchester
Facsimile: +1 (646) 441-9056; +1 (646) 441-9133; +1 (202) 778-5570
Email: ssmith@cov.com; jpotash@cov.com; pmanchester@cov.com

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Section 9.5    Defined Terms. As used in this Agreement, the following terms have the respective meanings set forth below:
“Acceptable Confidentiality Agreement” means a confidentiality agreement that contains terms that are not less favorable to the Company, in any material respect, than those contained in the Confidentiality Agreement (except for such changes specifically necessary in order for the Company to be able to comply with its obligations under this Agreement); provided, however, that an Acceptable Confidentiality Agreement shall not be required to contain standstill or non-solicit provisions.
“business day” means any day except a Saturday, a Sunday or other day on which the SEC or banks in New York, New York, Prague, Czech Republic, Paris, France or Hamilton, Bermuda are authorized or required by applicable Law to be closed, or on which TARGET2 is not open for the settlement of payments in euro.
“Capital Stock” means the Common Stock and the Preferred Stock.
“Communications Law” means any applicable Law regarding the provision of broadcasting or audio-visual media services.
“Company Equity Plan” means the Central European Media Enterprises Ltd. 2015 Stock Incentive Plan, as amended.
“Company Governing Documents” means the Company’s Certificate of Incorporation, the Company’s Memorandum of Association, as amended through the date of this Agreement, and the Company’s Bye-Laws, as amended through the date of this Agreement.

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“Company Material Adverse Effect” means any Effect that, individually or in the aggregate with all other Effects, (a) has a material adverse effect on the financial condition, business, assets, properties, liabilities or results of operations of the Company and the Company Subsidiaries, taken as a whole, or (b) would prevent or materially delay or materially impair the consummation by the Company of any of the Transactions; provided, however, that, for purposes of clause (a) only, no Effects resulting from the following shall be deemed to constitute a Company Material Adverse Effect or shall be taken into account when determining whether a Company Material Adverse Effect has occurred or is reasonably likely to exist: (1) general changes in any industry or industries in which the Company or the Company Subsidiaries operate, (2) general changes in legal, Tax, economic, political or regulatory conditions, including any changes affecting financial, credit or capital market conditions in Europe or elsewhere in the world where the Company or any of the Company Subsidiaries has material operations, (3) any generally applicable change in applicable Law or GAAP or interpretation of any of the foregoing, (4) compliance by the Company with the express terms of this Agreement and any action taken or omitted to be taken by the Company at the express written direction or request of or with express written prior consent of Parent, (5) the execution, announcement or pendency of this Agreement and the Transactions (including the Merger), including any adverse change in customer, employee, supplier, financing source, licensor, licensee, sub-licensee, joint venture partner or similar relationship (provided that this clause (5) shall not apply to any representation or warranty set forth in Section 3.5), (6) changes in the Class A Common Stock price or the trading volume of the Class A Common Stock, in and of itself (it being understood that the Effects giving rise or contributing to such changes that are not otherwise excluded from the definition of a “Company Material Adverse Effect” may be taken into account or deemed to constitute a Company Material Adverse Effect), (7) any failure by the Company to meet any published guidance or analyst estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by the Company to meet its internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (it being understood that the Effects giving rise or contributing to such failure that are not otherwise excluded from the definition of a “Company Material Adverse Effect” may be taken into account or deemed to constitute a Company Material Adverse Effect) and (8) conditions arising out of acts of terrorism or sabotage, war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, weather conditions or other force majeure events, including any material worsening of such conditions threatened or existing as of the date of this Agreement; provided that any Effect referred to in the foregoing clauses (1), (2), (3) and (8) may be taken into account in determining whether there is, or would be reasonably expected to be, a Company Material Adverse Effect to the extent such Effect materially disproportionately affects the Company and the Company Subsidiaries relative to other similar sized participants in the industry and geographic markets in which the Company and the Company Subsidiaries participate.
“Company Systems” means any and all Systems owned, leased, licensed, or used by the Company or any Company Subsidiary or held for use in the conduct of any of their businesses.
“Company Termination Fee” means an amount in cash equal to $50,000,000.

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“Competing Proposal” means any proposal or offer made by a Person or group (other than a proposal or offer by Parent or any of its Subsidiaries) at any time, in a single transaction or a series of related transactions, relating to (a) any direct or indirect acquisition of 15% or more of the net revenue, net income or assets (based on the fair market value thereof, as determined in good faith by the Company Board of Directors) of the Company and the Company Subsidiaries, taken as a whole, including through the acquisition of one or more of the Company Subsidiaries, (b) any direct or indirect acquisition of beneficial ownership, or the right to acquire beneficial ownership, or the issuance or sale or other disposition, of 15% or more of the total voting power of the equity securities of the Company (whether pursuant to an amalgamation, merger, reorganization, division, consolidation, share exchange, business combination, recapitalization or other similar transaction), (c) any tender offer or exchange offer that if consummated would result in any Person or group beneficially owning 15% or more of the total voting power of the equity securities of the Company, (d) any amalgamation, merger, reorganization, division, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or (e) any combination of the foregoing.
“Competition Law” means any applicable competition or antitrust Law and any other applicable Law issued by a Governmental Entity that is designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.
“Compliant” means, with respect to the Required Information, that (a) such Required Information does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such Required Information not misleading, (b) such Required Information is, and remains throughout the Marketing Period, compliant in all material respects with all requirements of Regulation S-K and Regulation S-X under the Securities Act for offerings of debt securities on a registration statement on Form S-1 (other than such provisions for which compliance is not customary in a Rule 144A offering of high-yield debt securities), (c) the Company’s auditors have not withdrawn any audit opinion with respect to any financial statements contained in the Required Information and (d) the financial statements and other financial information included in such Required Information are, and remain throughout the Marketing Period, sufficient to permit (i) a registration statement on Form S-1 using such financial statements and financial information to be declared effective by the SEC on the business day immediately after the last day of the Marketing Period and (ii) the Debt Financing Sources (including underwriters, placement agents or initial purchasers) to receive customary comfort letters from the Company’s independent auditors on the financial statements and financial information contained in offering documents required to consummate any offering of debt securities on the business day immediately after the last business day of the Marketing Period.
“Confidentiality Agreement” means that certain Confidential Disclosure Agreement, dated October 24, 2017, between Parent (or any of its affiliates) and the Company, as amended.
“Contracts” means any written agreement, contract, subcontract, lease, instrument, bond, debenture, note, option, warrant, warranty, purchase order, license, sublicense, or other legally binding commitment or undertaking, and any amendments or supplements thereto.

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“Debt Financing Sources” means the Persons and their affiliates (and their and their affiliates’ respective partners, shareholders, members, directors, officers, employees, advisors, agents and representatives of the foregoing and their successors and assigns) that have committed to provide or otherwise entered into agreements in connection with the Debt Financing (or any alternative or replacement Debt Financing) in respect of the Transactions, including the lead arranger or arranger or any of the parties to the Debt Financing Documents and any joinder agreements, amendment agreements or credit agreements relating thereto.
“Dissenting Shares” means Common Shares held by a holder who did not vote in favor of the Merger and who complies with all of the provisions of the Bermuda Companies Act concerning the right of holders of Common Shares to require appraisal of their Common Shares pursuant to Section 106(6) of the Bermuda Companies Act.
“Effect” means any change, effect, development, circumstance, condition, state of facts, event or occurrence.
“Environmental Law” means any applicable Law that (a) regulates or relates to pollution, the protection or clean-up of the environment; the use, treatment, storage, transportation, handling, disposal or release of Hazardous Substances, the preservation or protection of waterways, groundwater, drinking water, air, wildlife, plants or other natural resources; or the health and safety of persons or property, including protection of the health and safety of employees or (b) imposes liability or responsibility with respect to any of the foregoing.
“Environmental Permit” means any permit, license, authorization, certificate, right, identification number, exemption, order or approval required under applicable Environmental Laws.
“Expenses” means all reasonable and documented out-of-pocket expenses (including all reasonable and documented out-of-pocket fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Proxy Statement, the solicitation of shareholder approvals, the filing of any required notices under applicable Competition Laws or applicable Communications Laws, any filings with the SEC, the Financing, and all other matters related to the Closing of the Merger and the Transactions.
“Government Official” means any officer or employee of a Governmental Entity or any department, agency or instrumentality thereof, including state-owned entities, or of a public international organization, such as the International Monetary Fund, the United Nations or the World Bank, or any person acting in an official capacity for or on behalf of any such government, department, agency or instrumentality or on behalf of any such public international organization.

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“Hazardous Substances” means any pollutant, chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, or chemical compound, or hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation under any Environmental Laws, including any quantity of asbestos, urea formaldehyde, polychlorinated biphenyls (PCBs), radon gas, and petroleum products or by-products.
“Indebtedness” means any of the following liabilities or obligations: (a) indebtedness for borrowed money (including any principal, premium, accrued and unpaid interest, related expenses, prepayment penalties, commitment and other fees, sale or liquidity participation amounts, reimbursements, indemnities and all other amounts payable in connection with any of the foregoing); (b) liabilities evidenced by bonds, debentures, notes or other similar instruments or debt securities; (c) liabilities pursuant to or in connection with letters of credit or banker’s acceptances or similar items (in each case whether or not drawn, contingent or otherwise); (d) liabilities related to the deferred purchase price of property or services other than those trade payables incurred in the ordinary course of business; (e) liabilities pursuant to conditional sale or other title retention agreements; (f) net liabilities arising out of interest rate and currency swap arrangements and any other arrangements designed to provide protection against fluctuations in interest or currency rates; and (g) indebtedness of the types described in clauses (a) through (f) above of others guaranteed by the Company or any Company Subsidiary or secured by any lien, mortgage or security interest on the assets of the Company or any Company Subsidiary.
“Intellectual Property Rights” means any and all rights, title and interest in and to intellectual property of every kind and description throughout the world, including all: (a) patents, inventions, processes and methods; (b) trademarks, service marks, trade dress, logos, brand names, trade names, corporate names and other source identifiers, whether registered or unregistered, and the goodwill associated therewith; (c) copyrights, whether registered or unregistered, works of authorship, designs, rights in Software, and moral, economic or similar rights of authors; (d) rights in trade secrets, know-how, technology, industrial designs, databases, compilations of data, and mask works; (e) domain names; (f) rights of publicity and in social media usernames, handles, and accounts; (g) all other intellectual property rights that are substantially similar to any of the foregoing, to the extent entitled to legal protection under applicable Law; and (h) any and all registrations, applications, divisions, continuations, continuations-in-part, re-examinations, re-issues, renewals, extensions, recordations, and foreign counterparts of or related to any of the foregoing.

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“Intervening Event” means a material change, effect, event, circumstance, occurrence, or other matter that was not known by or reasonably foreseeable to the Company Board of Directors or the Special Committee on the date of this Agreement (or if known, the consequences of which were not known to the Company Board of Directors or the Special Committee as of the date of this Agreement), which change, effect, event, circumstance, occurrence, or other matter, or any consequence thereof, becomes known to the Company Board of Directors or the Special Committee prior to obtaining the Requisite Shareholder Approval; provided, however, that in no event shall any of the following Effects constitute or be taken into account in determining whether an Intervening Event has occurred: (a) the receipt, existence or terms of a Competing Proposal, any inquiry, offer or proposal that constitutes or would reasonably be expected to lead to a Competing Proposal or any events, facts or circumstances relating to a Competing Proposal or to Parent or Merger Sub or the transactions contemplated hereby, in each case including any direct or indirect consequence thereof; (b) general changes in legal, Tax, economic, political or regulatory conditions, including any changes affecting financial, credit or capital markets conditions in Europe or elsewhere in the world where the Company or any of the Company Subsidiaries has operations; (c) general changes in any industry or industries in which the Company or the Company Subsidiaries operate; (d) changes in the Class A Common Stock price or the trading volume of the Class A Common Stock, or (e) the fact that the Company exceeds any published guidance or analyst estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period or exceeds its internal or published budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (provided, that, for purposes of clauses (d) and (e), the Effects giving rise to or contributing to such Effects (other than any Effects referenced in any of the immediately preceding clauses (a) through (c)) may be deemed to constitute, or be taken into account in determining whether there has been, an Intervening Event).
“knowledge” will be deemed to be, as the case may be, the actual knowledge of (a) the individuals listed on Schedule 9.5 of the Parent Disclosure Letter, with respect to Parent or Merger Sub, as applicable, or (b) the individuals listed on Schedule 9.5 of the Company Disclosure Letter, with respect to the Company.
“Law” means any law, statute, constitution, principle of common law, code, rule, ruling, regulation, order, ordinance, judgment or decree or other pronouncement or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity having the effect of law.
“Liabilities” means any liability, Indebtedness, obligation or commitment of any kind.
“Licensed Company Intellectual Property” means all Intellectual Property Rights that are licensed to the Company or any of the Company Subsidiaries by third parties.
“Lien” means any lien, pledge, hypothecation, mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

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“Marketing Period” means the first period of 20 consecutive business days (ending no later than the business day immediately preceding the Closing Date), commencing on or after the date that is 15 days after date of the Agreement, on the first day of which, throughout which and on the last day of which (a) Parent shall have the Required Information the Company is required to provide pursuant to Section 6.14(a)(iii); provided that if the Company shall in good faith reasonably believe it has provided the Required Information and such Required Information is Compliant, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery), in which case the Company shall be deemed to have complied with clause (a) above unless Parent in good faith reasonably believes the Company has not completed the delivery of the Required Information or that the Required Information is not Compliant and, within four business days after the delivery of such notice by the Company, delivers a written notice to the Company to that effect (stating with specificity which Required Information the Company has not delivered or is not Compliant) and (b) the conditions set forth in Section 7.1(b), Section 7.2(a) and Section 7.2(b), have, in each case, been satisfied and to the Company’s knowledge and Parent’s knowledge nothing has occurred and no condition exists that would cause any of such conditions not to be satisfied assuming the Closing were to be scheduled for any time during such 20 business day period. Notwithstanding the foregoing, the “Marketing Period” shall not commence and shall be deemed not to have commenced if, on or prior to the completion of such 20 consecutive business day period, (i) the Company shall have publicly announced any intention to restate any financial statements or financial information included in the Required Information, in which case the Marketing Period shall be deemed not to commence unless and until such restatement has been completed and the applicable Required Information has been amended or the Company has announced that it has concluded that no restatement shall be required, and the requirements in clauses (a) and (b) above would be satisfied on the first day, throughout and on the last day of such new 20 consecutive business day period, (ii) the Required Information would not be Compliant on the first day, throughout, and on the last day of such 20 consecutive business day period or (iii) the Company shall have failed to file any report with the SEC by the date required under the Exchange Act containing any financial information that would be required to be contained therein or incorporated therein by reference, in which case the Marketing Period shall be deemed not to commence until the time at which all such reports have been filed, in which case a new 20 consecutive business day period shall commence upon Parent and its Debt Financing Sources receiving updated Required Information that would be Compliant, and the requirements in clauses (a) and (b) above would be satisfied on the first day, throughout and on the last day of such new 20 consecutive business day period (for the avoidance of doubt, it being understood that if at any time during a Marketing Period the Required Information provided at the initiation of such Marketing Period ceases to be Compliant, then such Marketing Period shall be deemed not to have started until such Required Information is once again Compliant); provided that the Marketing Period shall end on the date the Debt Financing is consummated if such date is prior to the end of an applicable 20 business day period.

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“Outside Date” means the first anniversary of the date hereof; provided that if, on the first anniversary of the date hereof, the condition set forth in Section 7.1(c) shall not have been satisfied, but all other conditions set forth in Article VII shall have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but provided that such conditions shall then be capable of being satisfied if the Closing were to take place on such date), then the Outside Date shall be extended to the date that is 15 months following the date hereof, at the election of either the Company or Parent upon prior written notice to the other party, whereupon such date shall become the Outside Date for purposes of this Agreement.
“Owned Company Intellectual Property” means all Intellectual Property Rights that are owned (or purported to be owned), in whole or in part, by the Company or any of the Company Subsidiaries.
“Parent Termination Fee” means an amount in cash equal to $50,000,000.
“Person” means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity or organization.
“Representatives” means, with respect to any Person, the directors, officers, employees, consultants, financial advisors, accountants, legal counsel, investment bankers, and other agents, advisors and representatives of such Person.
“Requisite Shareholder Approval” means the affirmative vote (in person or by proxy) in favor of the approval of the Merger, this Agreement and the Statutory Merger Agreement by at least 75% of the votes cast by the holders of the outstanding Capital Stock, voting together as a single class, that are present in person or by proxy at the Shareholders Meeting, at which a quorum of shareholders of the Company holding a majority of the votes of the Company represented by the outstanding Capital Stock and present in person or by proxy (or, in the case of a shareholder that is a legal entity, by its duly authorized representative) shall be formed.
“Shareholder Guarantees” means all guarantees and other similar arrangements that have been entered into by the Shareholders of the Company or their respective affiliates in respect of Company Indebtedness.
“Significant Subsidiary” means any Subsidiary of the Company set forth on Schedule 9.5.
“Software” means any and all software, firmware, middleware, and computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code, object code, executable or binary code and including programmable logic and human readable or any intermediate hardware logic description language.
“Statutory Merger Agreement” means the Statutory Merger Agreement in the form attached hereto as Exhibit A to be executed and delivered by the Company, Parent and Merger Sub as provided by the terms hereof.

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“Subsidiary” or “Subsidiaries” means with respect to any Person, any corporation, limited liability company, partnership or other organization, whether incorporated or unincorporated, of which (a) 50% or more of the outstanding shares of capital stock of, or other Equity Interests, having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries or (b) with respect to a limited partnership, such Person or any other Subsidiary of such Person is a general partner of such partnership.
“Superior Proposal” means any bona fide written Competing Proposal (which Competing Proposal did not result from any breach of Section 5.2 by the Company or any Company Subsidiary) made by any Person or group on terms that the Company Board of Directors determines in good faith, after consultation with the Company’s outside legal counsel and financial advisor and upon the recommendation of the Special Committee, would, if consummated, result in a transaction that is more favorable to the Company and its shareholders than the Transactions (after taking into account any legal, regulatory, financial, timing, financing and other aspects of such proposal (including the identity of the Person(s) making the proposal) that the Company Board of Directors deems relevant and any adjustment to the terms and conditions offered in writing by Parent in response to such proposal pursuant to Section 5.2(d) or otherwise) and that the Company Board of Directors determines is reasonably capable of being consummated in accordance with its terms, taking into account any legal, regulatory, financial, timing, financing and other aspects of such proposal (including the identity of the Person(s) making the proposal) that the Company Board of Directors deems relevant; provided, that, for purposes of the definition of “Superior Proposal,” the term “Competing Proposal” shall have the meaning assigned to such term herein, except that references to “15%” in such definition shall be deemed to be references to “50%,” except that the reference to “15%” in clause (a) of such definition shall be deemed to be a reference to “90%.”
“Systems” means any and all Software, firmware, hardware, servers, systems, sites, circuits, networks, data communications lines, routers, hubs, switches, interfaces, networks, peripherals, websites, platforms, and other computer, information technology, data processing, information, record keeping, communications, or telecommunications assets, systems or equipment, including any outsourced systems and processes, and other similar or related items of automated, computerized, or Software systems.
“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.
“Tax Return” means any report, return, certificate, claim for refund, election, statement, form, estimated tax filing or declaration required to be filed by, or with respect to, the Company or any of the Company Subsidiaries with any Governmental Entity in respect of Taxes, including any schedule or attachment thereto (including disclosures, estimates and informational tax returns), and including any amendments thereof.

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“Taxes” means any and all taxes, assessments, charges, levies, duties, tariffs, imposts and other similar governmental charges and fees (together with any and all estimated taxes, deficiency assessments, interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Entity or domestic or foreign taxing authority, including income, franchise, windfall or other profits, gross receipts, premiums, property, sales, use, net worth, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, excise, withholding, ad valorem, stamp, transfer, value-added, capital gains, license, registration and documentation fees, severance, occupation, environmental, customs duties, disability, real property, personal property, registration, alternative or add-on minimum, or estimated tax, including any interest, penalty, or addition thereto, whether disputed or not (and whether payable directly or by withholding and whether or not requiring the filing of a Tax Return).
“Termination Fee” means each of the Company Termination Fee and the Parent Termination Fee.
“Transaction Litigation” means any claim or Legal Proceeding (including any class action or derivative litigation) asserted or commenced by, on behalf of or in the name of, against or otherwise involving the Company, the Company Board of Directors, any committee thereof (including the Special Committee) or any of the Company’s directors or officers relating directly or indirectly to this Agreement, the Merger or any of the Transactions (including any such claim or Legal Proceeding based on allegations that the Company’s entry into this Agreement or the terms and conditions of this Agreement or any of the Transactions constituted a breach of the fiduciary duties of any member of the Company Board of Directors or any officer of the Company).
“Willful Breach” means a material breach of this Agreement that is a consequence of a deliberate act or a deliberate failure to act undertaken by the breaching party with actual knowledge that such act or failure to act would, or would reasonably be expected to, result in or constitute a material breach of this Agreement.

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Section 9.6    Interpretation. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Articles, Sections, Exhibits, Annexes and Schedules are to Articles, Sections, Exhibits, Annexes and Schedules of this Agreement unless otherwise specified. All Exhibits, Annexes and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” Whenever the words “ordinary course of business” or words of similar import are used in this Agreement they shall be deemed to be followed by the words “consistent with past practice.” The word “or” shall not be exclusive. References to “dollars” or “$” are to United States of America dollars. References (a) to any statute, rule or regulation shall be deemed to refer to such statute, rule or regulation as amended from time to time and to any rules or regulations promulgated thereunder; provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute, rule or regulation shall be deemed to refer to such statute, rule or regulation, as amended (and, in the case of statutes, any rules and regulations promulgated under such statutes), in each case, as of such date, (b) to any contract are to that contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, (c) to any Person include the successors and permitted assigns of that Person, and all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires, (d) to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires, (e) from or through any date mean, unless otherwise specified, from and including or through and including, respectively, (f) to the “date hereof” means the date of this Agreement and (g) to a “party” or the “parties” mean the parties to this Agreement unless otherwise specified or the context otherwise requires. Unless otherwise provided in or required by this Agreement, neither the specification of any dollar amount in any representation or warranty contained in this Agreement nor the inclusion of any specific item in any schedule is intended to imply that such amount, or higher or lower amounts, or the item so included or other items, are or are not material. Unless otherwise provided in or required by this Agreement, neither the specification of any item or matter in any representation or warranty contained in this Agreement nor the inclusion of any specific item in any schedule is intended to imply that such item or matter, or other items or matters, are or are not in the ordinary course of business. As used in this Agreement, the term “affiliates” shall have the meaning set forth in Rule 12b‑2 of the Exchange Act. The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof. The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.
Section 9.7    Counterparts. This Agreement may be executed manually or by facsimile or other electronic transmission by the parties (including in .pdf, .tiff, .jpg or similar format), in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the parties and delivered to the other parties.

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Section 9.8    Entire Agreement; Third-Party Beneficiaries.
(a)    This Agreement (including the Company Disclosure Letter and the Parent Disclosure Letter) and the Statutory Merger Agreement, the Equity Commitment Letter, the Debt Financing Documents, the Guarantee, the Voting Agreement and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements (except that the Confidentiality Agreement shall be deemed to be amended so that until the termination of this Agreement in accordance with Section 8.1, Parent and Merger Sub shall be permitted to take the actions contemplated by this Agreement) and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof and thereof.
(b)    Except (i) if the Effective Time occurs, the right of the Company’s shareholders to receive the applicable Merger Consideration in accordance with the terms of this Agreement and the right of the holders of Company Equity Awards to receive the applicable payments contemplated by Section 2.4, (ii) the rights of Persons who are expressly provided to be third party beneficiaries of the Guarantee and the Equity Commitment Letter and (iii) as provided in Section 6.4, neither this Agreement (including the Company Disclosure Letter and the Parent Disclosure Letter) nor the Confidentiality Agreement are intended to confer upon any Person other than the parties hereto any rights or remedies hereunder. Notwithstanding anything to the contrary in this Agreement, Section 8.3(h), Section 9.1(a), this Section 9.8, Section 9.10, Section 9.11, Section 9.12, Section 9.13 and Section 9.14 are intended for the benefit of each Debt Financing Source under the Debt Financing and the Debt Financing Sources shall be entitled to rely on and enforce such Sections and provisions.
Section 9.9    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Merger is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the Merger is fulfilled to the extent possible.

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Section 9.10    Governing Law; Jurisdiction.
(a)    This Agreement and any claims or disputes arising out of or relating hereto, shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to conflicts of laws principles that would result in the application of the Law of any other state or jurisdiction; provided that matters involving (i) the implementation of the Merger in accordance with the Bermuda Companies Act or appraisal proceedings thereunder, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or its shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Bermuda Companies Act or the Company Governing Documents or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case, shall be governed by the laws of Bermuda. Notwithstanding anything herein to the contrary, the parties agree that any claim, controversy, dispute or cause of action of any kind or nature (whether based upon contract, tort or otherwise) involving a Lender Related Party that is in any way related to this Agreement, the Merger or any of the other transactions contemplated hereby, including any dispute arising out of or relating in any way to the Debt Financing (including with respect to the Debt Financing Documents or the definitive agreements with respect to the Debt Financing to be entered into in connection with the Closing) and the transactions contemplated thereby shall be governed by, and construed in accordance with, the Laws of England and Wales, without regard to the conflict of laws provisions thereof that would cause the laws of another jurisdiction or state to apply.

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(b)    Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, in the event that the United States District Court for the Southern District of New York lacks subject matter jurisdiction, to any court of competent jurisdiction sitting in the State and County of New York, and the respective appellate courts from the foregoing (all of the foregoing, collectively, the “New York Courts”), in respect of any claim or dispute arising out of or relating to this Agreement or the agreements delivered in connection herewith (including the Equity Commitment Letter, the Debt Financing Documents and the Guarantee) or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto (in each case, except to the extent any such action or proceeding mandatorily must be brought in Bermuda). Each of the parties irrevocably and unconditionally (i) agrees that any claim in respect of any such action or proceeding may be heard and determined in the applicable New York Court, (ii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in the applicable New York Court and (iii) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the applicable New York Court, in each case, except to the extent any such action or proceeding mandatorily must be brought in Bermuda. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to service of process in the manner provided for notices in Section 9.4. Without limiting the obligations of the parties to provide notice as set forth in Section 9.4, each party hereto irrevocably designates The Corporation Trust Company as its agent and attorney-in-fact for the acceptance of service of process in any such action or proceeding and for the taking of all such acts as may be necessary or appropriate in order to confer jurisdiction over it before the aforesaid courts and each party hereto stipulates that such consent and appointment is irrevocable and coupled with an interest. Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by Law. Notwithstanding the foregoing, each of the parties hereby agrees that it will not bring or support any claim, controversy, dispute or cause of action of any kind or nature (whether based upon contract, tort or otherwise) against any Debt Financing Source in any way relating to the Debt Financing Documents, the Debt Financing, this Agreement or any of the transactions contemplated hereby or thereby, including any dispute arising out of or relating in any way to the Debt Financing Documents, or the performance thereof, in any forum other than the courts of England and that Section 9.11 of this Agreement shall apply to any such claim, controversy, dispute or cause of action.

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Section 9.11    Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY (INCLUDING IN CONNECTION WITH ANY CLAIM AGAINST ANY DEBT FINANCING SOURCE) IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH (INCLUDING THE VOTING AGREEMENT, EQUITY COMMITMENT LETTER, DEBT FINANCING DOCUMENTS OR ANY GUARANTEE) OR THE MERGER, THE DEBT FINANCING AND OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.
Section 9.12    Assignment. This Agreement shall not be assigned by any of the parties (whether by operation of Law or otherwise) without the prior written consent of the other parties, except that (a) Merger Sub may transfer or assign all (but not less than all) of its rights and obligations under this Agreement to any direct or indirect wholly-owned Subsidiary of Parent that is proposed by Parent to be subject of the Merger contemplated by Section 1.1 in the place of Merger Sub, provided that such Subsidiary of Parent is a Bermuda exempted company limited by shares and that such assignment shall not impair, delay or prevent the consummation of the Merger, (b) Parent or one or more of its affiliates may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any of the Debt Financing Sources (including for purposes of creating a security interest herein or otherwise assigning as collateral in respect of such financing) and (c) after the Effective Time, Parent may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to any Person; provided that any such transfer or assignment shall not relieve Parent or Merger Sub of its respective obligations hereunder or enlarge, alter or change any obligation of any other party or due to Parent or Merger Sub.
Section 9.13    Enforcement; Remedies.
(a)    Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

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(b)    The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Except as set forth in this Section 9.13, it is agreed that prior to the termination of this Agreement pursuant to Article VIII, the non-breaching party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, the Guarantee and, subject to Section 9.13(d) and Section 9.13(e), respectively, the Equity Commitment Letter and Parent’s and Merger Sub’s obligation to enforce the terms of the Debt Financing Documents, in each case by any other party hereto or thereto, and to specifically enforce the terms and provisions herein or therein.
(c)    The parties’ right of specific enforcement is an integral part of the Transactions contemplated by this Agreement and, subject to Section 9.13(d), each party hereby waives any objections to the grant of the equitable remedy of specific performance to prevent or restrain breaches of this Agreement by any other parties to this Agreement (including any objection on the basis that there is an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity, or that the provisions set forth in Section 8.3 adequately compensate for the harm that would result from a breach of this Agreement or should otherwise be construed to diminish or impair any party’s right to specific performance hereunder), and, subject to Section 9.13(d), each party shall be entitled to an injunction or injunctions and to specifically enforce the terms and provisions of this Agreement to prevent or restrain breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under this Agreement, all in accordance with the terms of this Section 9.13. In the event any party seeks an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, such party shall not be required to provide any bond or other security in connection with such order or injunction, all in accordance with the terms of this Section 9.13.

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(d)    Notwithstanding the foregoing or anything to the contrary contained in this Agreement, it is explicitly agreed that the right of the Company to an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s and Merger Sub’s obligation to cause the Equity Financing to be funded to fund the Transactions (but not the right of the Company to such injunctions, specific performance or other equitable remedies for any other reason) shall be subject to the requirements that: (i) all conditions in Section 7.1 and Section 7.2 would have been satisfied if the Closing were to have occurred as of the time the Closing should have occurred in accordance with Section 1.2 (other than those conditions that by their terms are to be satisfied at the Closing, but which are then capable of being satisfied at the Closing but for the failure of the Equity Financing to be funded), (ii) the Debt Financing (including any alternative financing that has been obtained in accordance with Section 6.13(d)) has been funded in accordance with the terms thereof, or will be funded in accordance with the terms thereof at the Closing upon delivery of a drawdown notice by Merger Sub or notice from Merger Sub that the Equity Financing will be funded at the Closing, (iii) the Company has confirmed to Parent in writing that (A) all conditions set forth in Section 7.1 and Section 7.3 have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, but which are then capable of being satisfied at the Closing) or that it is willing to waive any such open conditions and (B) if specific performance is granted and if the Equity Financing and Debt Financing are funded, then the Closing will occur and (iv) Parent and Merger Sub have failed to consummate the Closing by the date on which the Closing is required to have occurred pursuant to Section 1.2. For the avoidance of doubt, in no event shall the Company be entitled to specific performance to cause all or any portion of the Equity Financing to be funded (whether under this Agreement or the Equity Commitment Letter) or cause Parent or Merger Sub to consummate the Merger or other Transactions (including the obligation to pay the Merger Consideration) if the Debt Financing has not been funded or will not be funded at the Closing even if the Equity Financing is funded at the Closing. Notwithstanding anything herein to the contrary, in no event will the Company seek the remedy of specific performance of this Agreement against any Lender Related Parties.
(e)    Notwithstanding the foregoing or anything to the contrary contained in this Agreement, it is explicitly agreed that the right of the Company to an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s and Merger Sub’s obligation to enforce the terms of the Debt Financing Documents, including any alternative financing that has been obtained in accordance with Section 6.13(d) (but not the right of the Company to such injunctions, specific performance or other equitable remedies for any other reason), shall be subject to the requirements that: (i) all conditions in Section 7.1 and Section 7.2 have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, but which are then capable of being satisfied at the Closing) and Parent and Merger Sub fail to complete the Closing as required pursuant to the terms and conditions of this Agreement and (ii) all of the conditions to the consummation of the financing provided by the Debt Financing Documents (including any alternative financing that has been obtained in accordance with Section 6.13(d)) have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, but which are then capable of being satisfied at the Closing).

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Section 9.14    Non-Recourse.
(a)    Notwithstanding anything in this Agreement or any of the agreements relating to the Debt Financing or the Equity Financing to the contrary, each party agrees, on behalf of itself and its affiliates and Representatives, that all proceedings, claims, obligations, liabilities or causes of action (whether in contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate to any Company Transaction Related Matter or any Parent Transaction Related Matter, as applicable, including the negotiation, execution or performance of this Agreement or any other agreement referenced herein (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement or such other agreement), in each case, may be made only against (and are those solely of) the persons that are expressly identified herein as a party to this Agreement (or a party to any such other agreement referenced herein or contemplated hereunder) and, in accordance with, and subject to the terms and conditions of this Agreement (or the terms of any such other agreement referenced herein or contemplated hereunder).
(b)    Notwithstanding anything to the contrary contained herein, other than in connection with the Company’s right to seek to specifically enforce the Equity Commitment Letter in accordance with, and subject to, the terms and conditions of this Agreement and the Equity Commitment Letter and claims by the Company against the Guarantor in connection with and under the terms of the Guarantee, in no event shall the Company or any of the Company Related Parties, and the Company agrees not to and to cause the Company Related Parties not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or make any claims in respect of any Parent Transaction Related Matters against or seek to recover monetary damages from, any Parent Related Party other than Parent or Merger Sub.
(c)    Notwithstanding anything to the contrary contained herein, the Company on behalf of itself and the Company Subsidiaries (i) hereby waives any rights or claims against any Lender Related Party in any way related to this Agreement, the Merger or any of the other transactions contemplated hereby, including any dispute arising out of or relating in any way to the Debt Financing (including with respect to the Debt Financing Documents) and (ii) agrees not to commence any such action or proceeding against any Lender Related Party. In furtherance and not in limitation of the foregoing waiver, it is acknowledged and agreed that no Lender Related Party shall be subject to any special, consequential, punitive or indirect damages or damages of a tortious nature.
[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

TV BIDCO B.V.

By: /s/ M.M. van Santen
Name: M.M. van Santen
Title: Director

TV BERMUDA LTD.

By: /s/ Lubomír Král
Name: Lubomír Král
Title: Director

By: /s/ Jan Tomaník
Name: Jan Tomaník
Title: Director

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

By: /s/ David Sturgeon
Name: David Sturgeon
Title: Chief Financial Officer

[SIGNATURE PAGE TO MERGER AGREEMENT]

Annex A-2
MERGER AGREEMENT
THIS AGREEMENT is made the _____ day of _______________ 20__
BETWEEN:

1.	TV BIDCO B.V., a Netherlands private limited liability company (“Parent”);

2.	TV BERMUDA LTD., a Bermuda exempted company having its registered office at c/o Walkers Corporate (Bermuda) Limited, Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda (“Merger Sub”); and

3.	CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., a Bermuda exempted company having its registered office at O’Hara House, 3 Bermudiana Road, Hamilton HM08, Bermuda (the “Company”).
WHEREAS Merger Sub and the Company have agreed to merge pursuant to the provisions of the Companies Act 1981, as amended of Bermuda (the “Bermuda Companies Act”), and their undertaking, property and liabilities shall vest in the Company as the surviving company of the merger which shall continue as an exempted company incorporated in Bermuda on the terms hereinafter appearing (the remaining company to be known in this agreement as the “Surviving Company”).
NOW IT IS HEREBY AGREED as follows:-

1.	The parties agree that the merger shall occur and a certificate be issued by the Registrar of Companies effective on _______________ 20__ or as soon thereafter as possible (the “Effective Time”).

2.
The Memorandum of Association of the Surviving Company shall be substantially in the form of the Memorandum of Association of the Company immediately prior to the Effective Time, with such Memorandum of Association being amended such that it is in the form of the Memorandum of Association of Merger Sub immediately prior to the Effective Time, and the Surviving Company shall be called “Central European Media Enterprises Ltd.”.

3.	The Bye-laws of the Surviving Company shall be the Bye-laws of Merger Sub immediately prior to the Effective Time.

4.	The names and addresses of the persons proposed to be directors of the Surviving Company are as follows:-
Jan Tomaník        Lubomír Král
Evropska 2690/17    Evropska 2690/17
160 41 Prague 6        160 41 Prague 6
Czech Republic        Czech Republic

5.	The officers of the Surviving Company shall be the officers of the Company immediately prior to the Effective Time.

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6.	At the Effective Time by virtue of the merger and without any action on the part of Parent, Merger Sub or the Company or the holders of any securities thereof:

(i)
subject to paragraphs (iii) and (iv) below, each Common Share (as defined in the Agreement and Plan of Merger by and among Parent, Merger Sub and the Company dated 27 October 2019 (the “Agreement” and any capitalized terms used herein and not defined herein, shall have the meaning given to such terms in the Agreement)) that is issued and outstanding immediately prior to the Effective Time shall be cancelled and cease to exist automatically and shall be converted into the right to receive cash in an amount equal to the Common Share Consideration;

(ii)
subject to paragraphs (iii) and (iv) below, each Preferred Share that is issued and outstanding immediately prior to the Effective Time shall be cancelled and cease to exist automatically and shall be converted into the right to receive, (a) with respect to each share of the Company’s Series A Preferred Stock, the Series A Preferred Share Consideration and (b) with respect to each share of the Company’s Series B Preferred Stock, the Series B Preferred Share Consideration (it being understood and agreed that, notwithstanding anything in the Agreement, the Voting Agreement or any terms of the Preferred Shares to the contrary, (A) any conversion of Preferred Shares on or after the date of the Agreement shall be deemed to be null and void, (B) any Common Shares issued as a result of any conversion of any Preferred Shares shall be canceled and cease to exist automatically and no consideration shall be payable in exchange therefor and (C) any such Preferred Shares that were the subject of any such conversion shall be canceled and cease to exist automatically and converted into the right to receive only the Series A Preferred Share Consideration or the Series B Preferred Share Consideration, as applicable, as if such conversion had not occurred);

(iii)
all Shares owned by the Company (including any Shares held by the Company as treasury shares), Parent, Merger Sub or any direct or indirect wholly-owned Company Subsidiary, Parent or Merger Sub, and in each case not held on behalf of third parties shall be cancelled and shall cease to exist automatically without any conversion thereof or consideration paid therefor;

(iv)
all Dissenting Shares shall be cancelled and cease to exist automatically and, unless otherwise required by applicable Law, converted into the right to receive, the Common Share Consideration for such Common Share pursuant to paragraph (i) above, and any holder of Dissenting Shares shall, in the event that the fair value of a Dissenting Share as appraised by the Supreme Court of Bermuda under Section 106(6) of the Bermuda Companies Act (the “Appraised Fair Value”) is greater than the applicable Common Share Consideration, be entitled to receive such difference from the Surviving Company by payment made within one month after such Appraised Fair Value is finally determined pursuant to such appraisal procedure;

(v)
in the event that a holder of Dissenting Shares fails to perfect, effectively withdraws or otherwise waives any right to appraisal under Section 106(6) of the Bermuda Companies Act, such Dissenting Shares shall be cancelled as of the Effective Time and converted into the right to receive the Common Share Consideration for each such Dissenting Share;

(vi)
each issued and outstanding ordinary share, par value US$ 1.00 per share, of Merger Sub shall be converted into and become one validly issued, fully paid and non-assessable ordinary share of the Surviving Company and shall constitute the only outstanding shares in the share capital of the Surviving Company; and

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(vii)
the respective authorised share capitals of Merger Sub and the Company shall not be combined, with the authorised share capital of the Surviving Company being that of Merger Sub’s immediately prior to the Effective Time, and the authorised share capital of the Company being cancelled.

7.
The terms and conditions of this agreement and the rights of the parties hereunder shall be governed by and construed in all respects in accordance with the laws of Bermuda. The parties to this agreement hereby irrevocably agree that the courts of Bermuda shall have non-exclusive jurisdiction in respect of any dispute, suit, action, arbitration or proceedings (“Proceedings”) which may arise out of or in connection with this agreement and waive any objection to Proceedings in the courts of Bermuda on the grounds of venue or on the basis that the Proceedings have been brought in an inconvenient forum.

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IN WITNESS WHEREOF, the undersigned, intending to be bound hereby, have duly executed this agreement on the date first written above.

SIGNED for and on behalf of
TV BIDCO B.V.	)
in the presence of	)	__________________________________
	)	Name:
Title:
Witness: ________________________

SIGNED for and on behalf of
TV BERMUDA LTD.	)
in the presence of	)	__________________________________
	)	Name:
Title:
Witness: ________________________

SIGNED for and on behalf of
CENTRAL EUROPEAN MEDIA	)
ENTERPRISES LTD.	)
in the presence of	)	__________________________________
	)	Name:
Title:
Witness: ________________________

Annex A-3
VOTING AGREEMENT
This VOTING AGREEMENT (this “Agreement”) dated as of October 27, 2019, is by and among TV Bidco B.V., a Netherlands private limited liability company (“Parent”), Central European Media Enterprises Ltd., a Bermuda exempted company limited by shares (the “Company”), and Time Warner Inc., n/k/a Warner Media, LLC (“Warner Media”), a Delaware LLC, and Time Warner Media Holdings B.V. (“TWBV”), a private limited liability company organized under the laws of the Netherlands (Warner Media and TWBV collectively, “Shareholder”).
WHEREAS, concurrently with the execution of this Agreement, Parent, TV Bermuda Ltd., a Bermuda exempted company limited by shares and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company are entering into that certain Agreement and Plan of Merger (as the same may be amended, supplemented or modified, the “Merger Agreement”, a copy of which, in the form to be entered into, was provided to Shareholder immediately prior to the execution of this Agreement), pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving as the Surviving Company, on the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”);
WHEREAS, in order to induce Parent and Merger Sub to enter into the Merger Agreement and consummate the transactions contemplated thereby, Parent has requested Shareholder, and Shareholder has agreed, to enter into this Agreement with respect to (a) the Shares that Shareholder beneficially owns as of the date hereof and as set forth on Schedule A hereto and (b) such additional Shares as become Covered Shares pursuant to Section 4.06 (collectively, the “Covered Shares”);
WHEREAS, pursuant to a letter agreement, dated April 25, 2018 (the “Letter Agreement”), among Warner Media, TWBV and the Company, Warner Media and TWBV each agreed to grant Standing Proxies/Authorizations (the “Standing Proxies”) appointing each of the independent directors of the Company as the agent and standing proxy/representative of Warner Media and TWBV, as applicable, to vote an aggregate of 100,926,996 Common Shares at general meetings of the Company, other than a general meeting convened to vote on a Change of Control Event (as defined in the Standing Proxies), in accordance with the instructions set forth in such Standing Proxies, and the Standing Proxies currently in effect expire on April 25, 2020; and
WHEREAS, the board of directors of the Company, acting upon the recommendation of a special committee consisting solely of independent and disinterested directors established to, among other things, consider and negotiate the Merger, has unanimously adopted resolutions approving the Merger, the Merger Agreement, the Statutory Merger Agreement and the consummation of the Transactions and recommending the approval of the Merger, the Merger Agreement and the Statutory Merger Agreement by the Company’s shareholders.
NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

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ARTICLE 1
VOTING AGREEMENT; GRANT OF PROXY; RESTRUCTURING
Section 1.01.    Voting Agreement. Shareholder hereby agrees during the term of this Agreement, at the Shareholders Meeting and at any other meeting of the shareholders of the Company, however called, including any adjournment, recess or postponement thereof, and in connection with any written consent of the shareholders of the Company, it shall, in each case to the extent that the Covered Shares are entitled to vote thereon or consent thereto:
(a)    appear (in person or by proxy) at each such meeting or otherwise cause all of the Covered Shares to be counted as present thereat for purposes of calculating a quorum and for purposes of recording in accordance with this Agreement the results of such Shareholder’s vote or consent; and
(b)    vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of its Covered Shares (i) in favor of any proposal to adopt the Merger Agreement and the Statutory Merger Agreement and approve the transactions contemplated thereby, including the Merger, (ii) in favor of any proposal or action that (A) is required pursuant to applicable law for the Transactions, including the Merger, to become effective and (B) requires consent from the Company’s shareholders to be validly approved, (iii) in favor of any “say on pay” vote regarding executive compensation, (iv) against any action or agreement that would reasonably be likely to result in a material breach of any covenant or agreement of the Company contained in the Merger Agreement or the Statutory Merger Agreement, or of such Shareholder contained in this Agreement if Parent has advised Shareholder at least five business prior to the date of such vote that Parent has determined in good faith that such action or agreement would reasonably be likely to result in a material breach of any covenant or agreement of the Company contained in the Merger Agreement or the Statutory Merger Agreement, (v) against any Competing Proposal, (vi) against any reorganization, recapitalization, liquidation or winding-up of the Company and (vii) against any action or agreement the consummation of which would frustrate the purposes, or prevent or materially delay the consummation, of the Transactions.
Section 1.02.    Other Voting Rights. Notwithstanding anything to the contrary herein, but subject to the terms of the Standing Proxies and the Letter Agreement, Shareholder shall remain free to vote (or cause to be voted) with respect to the Covered Shares with respect to any matter not covered by Section 1.01 in any manner Shareholder deems appropriate, so long as such vote (or execution of consents or proxies with respect thereto) would not reasonably be expected to compete in any manner with, interfere with, frustrate the purposes of, or prevent or materially delay the consummation of, the Transactions.

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Section 1.03.    Proxy. Shareholder hereby grants a proxy appointing Parent as Shareholder’s attorney-in-fact (with full power of substitution) and proxy, for and in Shareholder’s name, place and stead to vote, express consent or dissent, or otherwise to utilize such voting power, in each case solely to the extent and in the manner specified in Section 1.01 and covenants not to revoke such proxy except to permit Shareholder to attend the Shareholders Meeting or any other meeting of the shareholders of the Company, however called, including any adjournment, recess or postponement thereof, and vote the Covered Shares in the manner specified in Section 1.01. Shareholder also hereby appoints and authorizes Parent and each of its directors, officers and attorneys to be its duly authorized corporate representative in accordance with and for the purposes of Bye-law 84 of the Bye-laws of the Company and Section 78 of the Bermuda Companies Act, whereby such authorized person may for and in Shareholder’s name, place and stead, attend, vote, express consent or dissent, or otherwise utilize such voting power with respect to the Covered Shares at or in relation to any general meeting of the shareholders of the Company, in each case solely to the extent and in the manner specified in Section 1.01. Shareholder hereby affirms that the proxy granted by Shareholder and the appointment and authorization of the corporate representative pursuant to this Section 1.03 is granted in consideration of Parent entering into this Agreement, the Merger Agreement and the Statutory Merger Agreement and that such proxy is given to secure the performance of the duties of Shareholder under this Agreement. Shareholder hereby revokes any proxies heretofore given in respect of any Covered Shares with respect to the matters specified in Section 1.01, except for the Standing Proxies. The proxy granted by Shareholder and the appointment and authorization of the corporate representative pursuant to this Section 1.03 by Shareholder shall be deemed revoked automatically upon termination of this Agreement.
ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER
Shareholder represents and warrants to Parent that, as of the date hereof:
Section 2.01.    Organization; Corporation Authorization. Shareholder is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. Shareholder has the full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance by Shareholder of this Agreement and the consummation by Shareholder of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate or other entity action on the part of Shareholder. This Agreement has been duly executed and delivered by Shareholder and, assuming due and valid authorization, execution and delivery hereof by Parent, is the valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except that the enforcement thereof may be limited by the Enforceability Exceptions.
Section 2.02.    Non-Contravention. The execution, delivery and performance by Shareholder of this Agreement and the performance or compliance by Shareholder with any of the terms or provisions hereof do not and will not (a) conflict with or result in any breach of the organizational or governing documents of Shareholder, (b) violate any order, writ, injunction, decree or Law applicable to Shareholder or any of the Covered Shares, (c) automatically result in a modification, violation or breach of, or constitute (with or without notice or lapse of time or both) a default, or give rise to any right, including any right of termination, amendment, cancelation or acceleration, under, any of the terms, conditions or provisions of any agreement or other instrument binding on Shareholder or any of the Covered Shares or (d) result in the imposition of any Lien on any of the Covered Shares (other than Liens imposed by the Merger Agreement or contemplated by the Merger), in each case, except as would not reasonably be expected, individually or in the aggregate, to materially impair Shareholder’s ability to perform its obligations hereunder.

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Section 2.03.    Ownership of Covered Shares. Shareholder is, as of the date hereof, the record and beneficial owner of the Covered Shares, free and clear of any Liens and any other limitation or restriction (including any restriction on the right to vote or dispose of the Covered Shares), other than any Liens pursuant to this Agreement, the Standing Proxies and the Letter Agreement. Except for this Agreement, the Standing Proxies and the Letter Agreement, none of the Covered Shares is subject to any voting agreement, voting trust or other agreement or arrangement, including any proxy, consent or power of attorney, with respect to the voting of the Covered Shares. As of the date of this Agreement, (a) the Shares on Schedule A constitute all of the Shares beneficially owned by Shareholder, and (b) except for its beneficial ownership of such Shares, Shareholder does not beneficially own any (i) shares of capital stock or voting securities of the Company or (ii) options, warrants or other rights to acquire, or securities convertible into or exchangeable for (in each case, whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.
Section 2.04.    Absence of Litigation. As of the date hereof, there is no action, suit, investigation or proceeding pending against or, to the knowledge of Shareholder, threatened against or affecting Shareholder or any of its affiliates before or by any Governmental Entity or arbitrator that would reasonably be expected to materially impair Shareholder’s ability to perform its obligations hereunder.
Section 2.05.    Reliance by Parent. Shareholder understands and acknowledges that Parent is entering into the Merger Agreement and the Statutory Merger Agreement in reliance upon Shareholder’s execution and delivery of this Agreement.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF PARENT
Parent represents and warrants to Shareholder that, as of the date hereof:
Section 3.01.    Corporation Authorization. The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate or other entity action on the part of Parent. This Agreement has been duly executed and delivered by Parent and, assuming due and valid authorization, execution and delivery hereof by Shareholder, is the a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except that the enforcement thereof may be limited by the Enforceability Exceptions.

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ARTICLE 4
COVENANTS OF SHAREHOLDER
Shareholder hereby covenants and agrees that:
Section 4.01.    No Proxy, Transfer of Voting Rights or Encumbrance with respect to Covered Shares.
(a)    Except as contemplated by this Agreement, from and after the date hereof until the earlier of (i) the termination of this Agreement or (ii) the Requisite Shareholder Approval, Shareholder shall not, without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), grant any proxy, consent or power of attorney, or enter into any voting trust or other agreement or arrangement, in each case with respect to the voting of any Covered Shares and with respect to any vote on the approval and adoption of the Merger Agreement, the Statutory Merger Agreement or any other matters set forth in Section 1.01 (except, in each case, as required to comply with Section 1.01).
(b)    Shareholder shall not directly or indirectly (other than through a change of control of any direct or indirect parent of the Company for any primary purpose other than the circumvention of Shareholder’s obligations under this Agreement through an indirect transfer of Shares) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to, the direct or indirect sale, assignment, transfer, encumbrance or other disposition of any of the Covered Shares during the term of this Agreement (each, a “Transfer”) unless the proposed Transfer is to an affiliate of Shareholder (a “Permitted Transfer”); provided, however, that a Permitted Transfer shall be permitted only if, as a precondition to such Transfer, the applicable affiliate executes a joinder to this Agreement pursuant to which such affiliate agrees to assume all of Shareholder’s obligations hereunder in respect of the securities subject to such Transfer and to be bound by, and comply with, all of the terms of this Agreement, to the same extent as Shareholder is bound hereunder.

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Section 4.02.    Other Offers. Shareholder shall not, and shall cause its affiliates (other than the Company or its Subsidiaries) (the “Shareholder Affiliates”) not to, and shall use its reasonable best efforts to cause its and their respective Representatives acting on behalf of Shareholder or the Shareholder Affiliates not to, directly or indirectly, (a) solicit or initiate the making or completion of any Competing Proposal, or any inquiry, proposal or offer that constitutes, or would reasonably be likely to lead to, any Competing Proposal, (b) enter into, continue or otherwise participate in any discussions or negotiations with any Person regarding or with respect to, or otherwise knowingly facilitate, a Competing Proposal, (c) except to the extent required by applicable Law, furnish to any Person any information or data concerning the Company or any of its Subsidiaries regarding or with respect to any Competing Proposal or (d) approve or recommend, make any public statement approving or recommending, or enter into any agreement relating to, any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a Competing Proposal (collectively, the “Restricted Activities”). Shareholder shall, and shall use its reasonable best efforts to cause the Shareholder Affiliates and its and their respective Representatives acting on behalf of Shareholder or the Shareholder Affiliates to, immediately cease and cause to be terminated all existing discussions or negotiations with any Person conducted heretofore with respect to any Competing Proposal by or on behalf of Shareholder or the Shareholder Affiliates. Notwithstanding the foregoing, Shareholder, its affiliates and its and their respective Representatives may engage in any Restricted Activities to the same extent that the Company is permitted to do so pursuant to Section 5.2 of the Merger Agreement and, if the Company is engaging in Restricted Activities pursuant to Section 5.2 of the Merger Agreement, Shareholder, its affiliates and its and their respective Representatives may participate with the Company in such Restricted Activities. For purposes of this Agreement, the term Competing Proposal shall not include any transaction involving Shareholder or any of its affiliates, other than a transaction involving the disposition of any assets, equity securities or businesses of the Company or any Company Subsidiary (other than a change of control of any direct or indirect parent of the Company for any primary purpose other than the circumvention of the Shareholder’s obligations under this Agreement through an indirect transfer of Shares).
Section 4.03.    Disclosure of Information Regarding Shareholder. Shareholder hereby consents to and authorizes the publication and disclosure by Parent of Shareholder’s identity and holding of Covered Shares and the nature of Shareholder’s commitments, arrangements and understandings under this Agreement, in each case, solely to the extent reasonably required under applicable Law to be included in any document to be filed with the SEC in connection with the Merger or the Transactions; provided that, to the extent that any such document to be filed with the SEC in connection with the Merger or the Transactions contains such information regarding Shareholder’s identity and holding of Covered Shares or the nature of Shareholder’s commitments, arrangements and understandings under this Agreement, Parent shall provide reasonable opportunity to Shareholder to review and comment on any such document prior to its being filed and shall consider any such comments in good faith.

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Section 4.04.    Waiver of Appraisal and Dissenters’ Rights and Actions. Shareholder hereby (a) agrees not to exercise any rights (including under Section 106(6) of the Bermuda Companies Act) to demand appraisal of any Covered Shares and any other Shares that Shareholder beneficially owns, or rights to dissent to the Merger which may arise with respect to the Merger under applicable Law and (b) agrees not to commence or participate in any action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective affiliates relating to the negotiation, execution or delivery of this Agreement, the Merger Agreement or the Statutory Merger Agreement or the consummation of the Merger and the other transactions contemplated hereby or thereby, including any such claim challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or alleging a breach of any fiduciary duty of the Company Board of Directors in connection with the Merger Agreement, the Statutory Merger Agreement or the Transactions; provided, in each case, that none of Parent, Merger Sub or any of their respective affiliates or Representatives, has made any fraudulent representations to Shareholder in connection with the negotiation, execution and performance of the Merger Agreement, the Statutory Merger Agreement and other related agreements and the Transactions.
Section 4.05.    Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit, restrict or otherwise affect Shareholder, its affiliates or any of their Representatives, in its or their capacity as a director or officer of the Company, or any designee of Shareholder who is a director or officer of the Company, from acting or voting in such capacity in such person’s sole discretion on any matter, including with respect to Section 5.2 of the Merger Agreement (it being expressly acknowledged by Parent that this Agreement shall apply to Shareholder solely in Shareholder’s capacity as the beneficial owner of the Covered Shares). Parent shall not assert any claim that any action taken by Shareholder, its affiliates or any of their Representatives (or the failure by any such Person or Persons to take any action) in its or their capacity as a director or officer of the Company, including with respect to Section 5.2 of the Merger Agreement, violates any provision of this Agreement.
Section 4.06.    Additional Covered Shares. In the event that Shareholder acquires record or beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of any additional Shares after the date hereof, such Shares or voting power shall, without further action of the parties, be subject to the provisions of this Agreement and included in the definition of “Covered Shares,” subject to Section 4.01, for so long as they are held or otherwise beneficially owned by Shareholder.
Section 4.07.    Company Indebtedness.
(a)    Notwithstanding anything to the contrary in this Agreement, from and after the date hereof until the earlier of (i) the termination of this Agreement and (ii) the Effective Time, Shareholder shall not (A) Transfer any of the Covered Shares to the extent that such Transfer would result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default, require a consent or result in the loss of a right under, or give rise to any right of termination, amendment, cancelation or acceleration, under, any of the terms, conditions or provisions of any Company Indebtedness or (B) assign, delegate or otherwise transfer any of its rights or obligations under the Company Indebtedness or the Shareholder Guarantees to the extent that such assignment, or transfer, individually or in the aggregate, would be reasonably likely to prevent or materially delay the Closing.

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(b)    Subject to the receipt by Shareholder of (x) customary payoff letters evidencing the termination of the Shareholder Guarantees upon the payment in full by or on behalf of the Company, CME Media Enterprises B.V. (“CME BV”) or Parent of the obligations guaranteed thereby, (y) a duly executed counterpart of the Company to a termination agreement (in a form mutually satisfactory to the Company and Shareholder) evidencing the termination in full of the Second Amended and Restated Revolving Loan Facility Credit Agreement, dated as of April 26, 2018, among the Company, as borrower, the lenders party thereto from time to time and Warner Media, as administrative agent (the “Revolving Loan Credit Agreement”) upon the termination of all commitments thereunder and the repayment in full of all outstanding revolving loans and other obligations thereunder and (z) a duly executed counterpart of the Company and CME BV to a termination agreement (in a form mutually satisfactory to the Company and Shareholder) evidencing the termination in full of the Second Amended and Restated Reimbursement Agreement, dated as of April 26, 2018, among the Company, CME BV and Warner Media (the “Reimbursement Agreement”), upon the payment in full, by or on behalf of the Company and CME BV, of all accrued and outstanding fees and other amounts, including any commitment fees, guarantee fees or guarantee reimbursement amounts, due to Warner Media under the Reimbursement Agreement, in each case, as of the Closing, Shareholder hereby agrees to, and to cause its controlled affiliates to, (i) deliver to the Company, at or prior to the Closing, a duly executed counterpart of Warner Media to each of the termination agreements described in the foregoing clauses (y) and (z) and (ii) cooperate with Parent and the Company (including the execution and delivery by Shareholder and its controlled affiliates of customary and reasonable release and discharge instruments and other documentation) in connection with their efforts to (A) terminate the share pledges under the Dutch pledge agreements and Curaçao pledge agreements in favor of Warner Media entered into in connection with the Reimbursement Agreement and the Revolving Loan Credit Agreement, as well as the intercreditor agreement relating to such share pledges, and (B) the termination and release of the guarantees by any Company Subsidiary in favor of Warner Media in connection with the Reimbursement Agreement and the Revolving Loan Credit Agreement.
Section 4.08.    No Conversion. Shareholder hereby agrees, and agrees to cause the Shareholder Affiliates, as applicable, not to (a) exercise any option pursuant to Section (g)(1) of the Certificate of Designation of the Series B Preferred Stock, dated June 10, 2013, as may be amended from time to time (the “Series B COD”), to convert shares of Series B Preferred Stock into shares of Class A Common Stock, (b) take any action that would result in the conversion of the Series A Preferred Stock into shares of Class A Common Stock pursuant to Section (h)(2) of the Certification of Designation of the Series A Preferred Stock, dated June 2, 2012, as may be amended from time to time, or (c) otherwise effect the conversion of any shares of Series A Preferred Stock or Series B Preferred Stock.
ARTICLE 5
COVENANTS OF PARENT AND THE COMPANY
Section 5.01.    Payment of Merger Consideration. Notwithstanding anything to the contrary in the Merger Agreement or the Statutory Merger Agreement, Parent, the Company and Shareholder shall prior to the Effective Time establish procedures with the Paying Agent designed to provide that in respect of (a) any Book-Entry Shares owned by Shareholder and (b) any Shares owned by Shareholder represented by Certificates that Shareholder delivers to the Paying Agent at or prior to the Closing (the aggregate Shares described in clauses (a) and (b), the “Transferred Shareholder Shares”), the Paying Agent will transmit as promptly as practicable after the Effective Time to an account designated to the Paying Agent by Shareholder prior to the Closing Date an amount in cash in immediately available funds equal to the aggregate Merger Consideration with respect to the Transferred Shareholder Shares as converted into the applicable Merger Consideration pursuant to Section 2.1 of the Merger Agreement against delivery of any Shares by Shareholder.

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Section 5.02.    No Amendments. The Merger Agreement executed by Parent and the Company shall be in the form provided to Shareholder immediately prior to the execution of this Agreement, and, without the prior written consent of Shareholder, Parent and the Company agree not to effect at any time prior to the Closing (a) any amendment, waiver or other modification to the Merger Agreement that would, individually or in the aggregate, reasonably be likely to decrease the aggregate amount of the Merger Consideration to be received by Shareholder or otherwise be materially adverse to Shareholder’s interest in the Company or (b) any amendment, waiver or other modification to Section 6.12 of the Merger Agreement in any respect, other than an amendment, waiver or other modification with respect to the deadline for delivery of payoff letters, lien releases and other instruments of discharge provided in the second sentence of Section 6.12 (provided that such deadline is not amended to occur after the Closing). Parent and the Company shall ensure that the covenants set forth in Section 6.12 of the Merger Agreement shall be complied with prior to or at the Effective Time. Shareholder shall be permitted to terminate this Agreement in the event of a breach of this Section 5.02 and, prior to the Shareholders Meeting at which the Requisite Shareholder Approval is obtained, such right of termination shall be Shareholder’s sole remedy in the event of such a breach (it being understood that, following the Shareholders Meeting at which the Requisite Shareholder Approval is obtained, such right of termination shall be in addition to any other remedy that may be available to Shareholder).
Section 5.03.    Disclosure of Information Regarding Parent. Parent hereby consents to and authorizes the publication and disclosure by Shareholder of Parent’s identity and the nature of Shareholder’s commitments, arrangements and understandings under this Agreement, in each case, solely to the extent reasonably required under applicable Law to be included in any document to be filed with the SEC; provided that, to the extent that any such document to be filed with the SEC contains such information regarding Parent’s identity or the nature of Parent’s commitments, arrangements and understandings under this Agreement, Shareholder shall provide reasonable opportunity to Parent to review and comment on any such document prior to its being filed and shall consider any such comments in good faith.
Section 5.04.    Termination of the Shareholder Guarantees. The Company hereby agrees to, and to cause its Subsidiaries to, take all actions necessary to terminate each of the Shareholder Guarantees, effective as of the Closing.
Section 5.05.    Transaction Litigation. Parent and the Company shall promptly advise Shareholder in writing of any Transaction Litigation and shall keep Shareholder informed on a reasonably prompt basis regarding any such Transaction Litigation. Parent and the Company shall not settle or compromise or agree to settle or compromise any Transaction Litigation to which Shareholder is a party without Shareholder’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) unless such settlement or compromise, or agreement to settle or compromise, includes an unconditional release of all potential liabilities, actions, claims, demands, complaints or similar disputes for the benefit of Shareholder and any director of the Company who was designated or appointed by Shareholder.

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Section 5.06.    U.S. Tax Treatment. At the request of Shareholder, Parent shall timely make an election under Section 338(g) of the U.S. Internal Revenue Code of 1986, as amended, and under any comparable provision of applicable U.S. state tax law, with respect to the Merger (any such election, a “338(g) Election”). Shareholder, Parent and the Company shall cooperate in good faith in effecting and preserving any 338(g) Election. Shareholder shall be responsible for preparing the tax forms required to effect any 338(g) Election, including IRS Form 8023 and any comparable forms under applicable U.S. state tax law (“Tax Forms”). Shareholder shall provide drafts of IRS Form 8023 and any other Tax Forms required to be filed by Parent at least 30 days prior to the due date for filing of such forms, and Parent and Shareholder shall cooperate in good faith to reflect Parent’s reasonable comments on such Tax Forms and to timely file such Tax Forms. Shareholder shall bear all reasonable out-of-pocket costs incurred by Parent, the Company and their affiliates in making any 338(g) Election, including costs of preparing and reviewing any Tax Forms.
Section 5.07.    No Redemption. The Company agrees not to issue a notice pursuant to Section (i)(1) of the Series B COD with respect to its option to, or otherwise seek to, redeem shares of Series B Preferred Stock that are Covered Shares.
ARTICLE 6
MISCELLANEOUS
Section 6.01.    Other Definitional and Interpretative Provisions. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Agreement unless otherwise specified. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The word “or” shall not be exclusive. References (a) to any statute, rule or regulation shall be deemed to refer to such statute, rule or regulation as amended from time to time and to any rules or regulations promulgated thereunder; provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute, rule or regulation shall be deemed to refer to such statute, rule or regulation, as amended (and, in the case of statutes, any rules and regulations promulgated under such statutes), in each case, as of such date, (b) to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires, (c) from or through any date mean, unless otherwise specified, from and including or through and including, respectively, (d) to the “date hereof” means the date of this Agreement and (e) to a “party” or the “parties” mean the parties to this Agreement unless otherwise specified or the context otherwise requires. As used in this Agreement, the term “affiliates” shall have the meaning set forth in Rule 12b‑2 of the Exchange Act. The headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof. The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

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Section 6.02.    Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement, and all obligations, terms and conditions contained herein, (a) shall automatically terminate without any further action required by any Person upon the earliest to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms and (iii) mutual written consent of the parties hereto and (b) may be terminated by Shareholder upon written notice to Parent (x) at any time following (i) a Change of Recommendation or (ii) the date that is fifteen (15) months from the date hereof or (y) in accordance with Section 5.02; provided, that in no event shall any termination of this Agreement relieve any party to this Agreement from any liability for its Willful Breach of this Agreement. Notwithstanding the foregoing, (A) the provisions of this Section 6.02 and Sections 6.01, 6.04, 6.06, 6.07, 6.08, 6.10, 6.12, 6.13, 6.14, 6.15 and 6.16 of this Agreement shall survive any termination of this Agreement and (B) the provisions of Sections 4.03, 4.04, 4.07, 4.08, 5.01, 5.02, 5.03, 5.04 and 5.07 of this Agreement shall survive any termination of this Agreement by Shareholder pursuant to Section 6.02(b) until the earlier to occur of the Effective Time and the termination of the Merger Agreement in accordance with its terms.
Section 6.03.    No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership (whether beneficial ownership or otherwise) of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to Shareholder or Shareholder’s permitted transferee, and Parent shall have no authority to direct Shareholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.
Section 6.04.    Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
Section 6.05.    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that (a) Shareholder may transfer or assigns its rights and obligations to the applicable transferee in connection with a Permitted Transfer and (b) Parent and Merger Sub may transfer or assign their rights and obligations under this Agreement as permitted under Section 9.12 of the Merger Agreement.
Section 6.06.    Governing Law. This Agreement and any claims or disputes arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to conflicts of laws principles that would result in the application of the Law of any other state or jurisdiction; provided that matters involving (a) the implementation of the Merger in accordance with the Bermuda Companies Act or appraisal proceedings thereunder, (b) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or its shareholders, (c) any action asserting a claim arising pursuant to any provision of the Bermuda Companies Act or the Company Governing Documents or (d) any action asserting a claim governed by the internal affairs doctrine, in each case, shall be governed by the laws of Bermuda.

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Section 6.07.    Jurisdiction. Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, in the event that the United States District Court for the Southern District of New York lacks subject matter jurisdiction, to any court of competent jurisdiction sitting in the State and County of New York, and the respective appellate courts from the foregoing (all of the foregoing, collectively, the “New York Courts”), in respect of any claim or dispute arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto (in each case, except to the extent any such action or proceeding mandatorily must be brought in Bermuda). Each of the parties irrevocably and unconditionally (i) agrees that any claim in respect of any such action or proceeding may be heard and determined in the applicable New York Court, (ii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in the applicable New York Court, and (iii) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the applicable New York Court, in each case, except to the extent any such action or proceeding mandatorily must be brought in Bermuda. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to service of process in the manner provided for notices in Section 6.12. Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by Law.
Section 6.08.    WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.08.
Section 6.09.    Counterparts; Effectiveness. This Agreement may be signed manually or by facsimile or other electronic transmission by the parties (including in .pdf, .tiff, .jpg or similar format), in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
Section 6.10.    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by rule of Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, then (a) the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by Law and (b) the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction.

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Section 6.11.    Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the non-breaching party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. Each party hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (a) the other party has an adequate remedy at law or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.

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Section 6.12.    Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (notice deemed given upon receipt), by electronic mail (notice deemed given upon confirmation of receipt) or sent by a nationally recognized overnight courier service, such as Federal Express (notice deemed given upon receipt of proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
if to Parent, to:
TV Bidco B.V.
Strawinskylaan 933, 1077XX Amsterdam
The Netherlands
Attention: Lubomir Kral; Jan Cornelis Jansen; Marcel Marinus van Santen
Email: kral@ppf.cz; jansen@ppfgroup.nl; santen@ppfgroup.nl
with a copy to (which shall not constitute notice):
White & Case LLP
1221 Avenue of the Americas
New York, NY 10020-1095
Attention: Jan Andrusko; Chang-Do Gong; Robert Chung
Facsimile: (212) 354-8113
Email: jan.andrusko@whitecase.com; cgong@whitecase.com; robert.chung@whitecase.com if to Shareholder, to:
AT&T Inc.
One AT&T Plaza
208 South Akard Street, Suite 3202
Dallas, TX 75202
Attention: Stephen McGaw
Email: sm3763@att.com
Attention:     David Welsch
Email: dw4543@att.com
with a copy to (which shall not constitute notice):
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attention: Eric Krautheimer
Email: krautheimere@sullcrom.com
Attention: Melissa Sawyer
Email: sawyerm@sullcrom.com

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Section 6.13.    Defined Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement; provided that, for purposes of this Agreement, the Company shall not be deemed a Subsidiary or affiliate of Shareholder.
Section 6.14.    No Partnership, Agency or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.
Section 6.15.    No Third Party Beneficiaries. Nothing expressed or referred to in this Agreement will be construed to give any person, other than the parties to this Agreement, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, except as provided in Section 1.03.
Section 6.16.    Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as a deed as of the date first above written.

TV BIDCO B.V.

By: /s/ J.C. Jansen
Name: J.C. Jansen
Title: Director

[SIGNATURE PAGE TO VOTING AGREEMENT]

WARNER MEDIA, LLC

By: /s/ Priya Dogra
Name: Priya Dogra
Title: Executive Vice President, Strategy & Corporate Development

[SIGNATURE PAGE TO VOTING AGREEMENT]

TIME WARNER MEDIA HOLDINGS B.V.

By: /s/ Manuel Urritia
Name: Manuel Urritia
Title: Managing Director

[SIGNATURE PAGE TO VOTING AGREEMENT]

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

By: /s/ David Sturgeon
Name: David Sturgeon
Title: Chief Financial Officer

[SIGNATURE PAGE TO VOTING AGREEMENT]

Schedule A

Covered Shares

Class of Capital Stock	Total Number of Shares Beneficially Owned by Shareholder
Class A Common Stock, par value $0.08 per share	162,334,771
Series A Convertible Preferred Stock, par value $0.08 per share	1
Series B Convertible Redeemable Preferred Stock, par value $0.08 per share	200,000

-A-3-20-

The Special Committee and The Board of Directors
Central European Media Enterprises LTD
October 27, 2019

Annex B

October 27, 2019

The Special Committee and The Board of Directors

Central European Media Enterprises LTD
c/o CME Media Services Limited
Krízeneckeho namesti 1078/5
152 00 Prague 5 - Barrandov
Czech Republic

The Special Committee and the Board of Directors:

We understand that Central European Media Enterprises LTD, a Bermuda exempted company limited by shares (“CME”), TV Bidco B.V., a Netherlands private limited liability company (“TV Bidco”), and TV Bermuda Ltd., a Bermuda exempted company limited by shares and a wholly-owned subsidiary of TV Bidco (“Merger Sub”), propose to enter into an Agreement and Plan of Merger (the “Agreement”) pursuant to which, among other things, Merger Sub will be merged with and into CME (the “Merger”) and (a) each outstanding share of the Class A common stock, par value $0.08 per share, of CME (the “Class A Common Stock”) and each outstanding share of the Class B common stock, par value $0.08 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), of CME, other than any Common Stock owned by the Company (including any Common Stock held in treasury), any direct or indirect wholly-owned subsidiary of the Company, TV Bidco, Merger Sub or any direct or indirect subsidiary of TV Bidco or Merger Sub (in each case not held on behalf of third parties), or as to which dissenters' rights have been perfected (such Common Stock, “Dissenting Shares”), will be converted into the right to receive $4.58 in cash, without interest (the “Merger Consideration”), and (b) each outstanding share of Series A Convertible Preferred Stock, par value $0.08 per share (the “Series A Preferred Stock”), of the Company and each outstanding share of Series B Convertible Redeemable Preferred Stock, par value $0.08 per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Preferred Stock”), of the Company, other than any Preferred Stock owned by the Company (including any such shares held in treasury), any direct or indirect wholly-owned subsidiary of the Company, TV Bidco, Merger Sub or any direct or indirect subsidiary of TV Bidco or Merger Sub (in each case not held on behalf of third parties), or as to which dissenters’ rights have been perfected, will be cancelled and cease to exist automatically and will be converted into the right to receive: (i) with respect to each share of the Series A Preferred Stock, an amount equal to $32,900,000.00 in cash, without interest and (ii) with respect to each share of the Series B Preferred Stock, an amount equal to $1,630.875 in cash, without interest. The terms and conditions of the Merger are more fully set forth in the Agreement.

Allen & Company LLC (“Allen & Company”) has acted as financial advisor to CME in connection with the proposed Merger and has been asked to render an opinion to the special committee of the Board of Directors (the “Board”) of CME (the “Special Committee”) and the Board as to the fairness, from a financial point of view, to the holders of Class A Common Stock, other than as specified below, of the Merger Consideration to be received by such holders pursuant to the Agreement. For such services, CME has agreed to pay to Allen & Company cash fees, of which a portion is payable upon the delivery of this opinion (the “Opinion Fee”) and the principal portion is contingent upon consummation of the Merger. No portion of the Opinion Fee is contingent upon either the conclusion expressed in this opinion or successful consummation of the Merger. CME also has agreed to reimburse Allen & Company’s reasonable expenses and to indemnify Allen & Company and related parties against certain liabilities arising out of our engagement.

Allen & Company, as part of our investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and related financings, bankruptcy reorganizations and similar recapitalizations, negotiated underwritings, secondary distributions of listed and unlisted securities, and valuations for corporate and other purposes. Although Allen & Company has not provided,

The Special Committee and The Board of Directors
Central European Media Enterprises LTD
October 27, 2019

during the two-year period prior to the date hereof, investment banking services unrelated to the Merger to CME and/or its affiliates for which Allen & Company has received compensation, Allen & Company may provide such services to CME and/or its affiliates in the future, for which services Allen & Company would expect to receive compensation. Allen & Company has not provided, during the two-year period to the date hereof, and is not currently providing, investment banking services to PPF Group N.V. (“PPF”), for which Allen & Company has received compensation, Allen & Company may provide such services to PPF and/or its affiliates in the future, for which services Allen & Company would expect to receive compensation. Allen & Company has not provided, during the two-year period to the date hereof, and is not currently providing, investment banking services to AT&T Inc. (“AT&T”), for which Allen & Company has received compensation, Allen & Company may provide such services to AT&T and/or its affiliates in the future, for which services Allen & Company would expect to receive compensation. In the ordinary course, Allen & Company as a broker-dealer and certain of Allen & Company’s affiliates and/or related entities and employees have invested or may invest, hold long or short positions and may trade, either on a discretionary or non-discretionary basis, for their own account or for those of Allen & Company’s clients, in the debt and equity securities (or related derivative securities) of CME, TV Bidco, PPF, AT&T and/or their respective affiliates and/or, in the case of PPF, portfolio companies. The issuance of this opinion has been approved by Allen & Company’s fairness opinion committee.

Our opinion as expressed herein reflects and gives effect to our general familiarity with CME as well as information that we received during the course of this assignment, including information provided by the management of CME in the course of discussions relating to the Merger as more fully described below. In arriving at our opinion, we neither conducted a physical inspection of the properties or facilities of CME or any other entity nor made or obtained any evaluations or appraisals of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of CME or any other entity, or conducted any analysis concerning the solvency or fair value of CME or any other entity.

In arriving at our opinion, we have, among other things:

(i)	reviewed the financial terms and conditions of the Merger as reflected in an execution version, provided to us on October 26, 2019, of the Agreement;

(ii)
reviewed the executed Senior Facilities Agreement, dated October 25, 2019, between TV Bidco, BNP Paribas Fortis SA/NV and Societe Generale (as global co-ordinators) and certain other banks and financial institutions (the “Debt Financing Agreement”), an execution version of the equity commitment letter from PPF in the form provided to us on October 26, 2019 (the “Equity Commitment Letter”) and an execution version of the limited guarantee from PPF in favor of CME in the form provided to us on October 26, 2019 (such limited guarantee, together with the Debt Financing Agreement and the Equity Commitment Letter, the “Financing Documents”);

(iii)
reviewed certain publicly available historical business and financial information relating to CME, including public filings of CME and historical market prices and trading volumes for Class A Common Stock;

(iv)
reviewed certain financial information relating to CME provided to or discussed with us by the management of CME, including certain internal financial forecasts, estimates and other financial and operating data relating to CME prepared by the management of CME for fiscal year 2019 through 2023 and as extrapolated by management of CME for fiscal years 2024 through 2028 (such forecasts, as extrapolated, the “CME Forecasts”);

(v)	held discussions with the managements of CME relating to the past and current operations, financial condition and prospects of CME;

(vi)
reviewed and analyzed certain publicly available information, including certain stock market data and financial information, relating to selected companies with businesses that we deemed generally relevant in evaluating CME;

(vii)	reviewed and analyzed certain publicly available financial information relating to selected transactions that we deemed generally relevant in evaluating the Merger; and

(viii)	conducted such other financial analyses and investigations as we deemed necessary or appropriate for purposes of the opinion expressed herein.

The Special Committee and The Board of Directors
Central European Media Enterprises LTD
October 27, 2019

In rendering our opinion, we have relied upon and assumed, with your consent and without independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information available to us from public sources, provided to or discussed with us by the management and/or other representatives of CME or otherwise reviewed by us. With respect to CME Forecasts that we have been directed to utilize for purposes of our analyses, we have been advised by the management of CME, and we have assumed, at your direction, that CME Forecasts have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to, and are a reasonable basis upon which to evaluate, the future financial and operating performance of CME and the other matters covered thereby. We express no opinion or view as to any financial forecasts, estimates or other financial or operating data or the assumptions on which they are based.

We have relied, at your direction, upon the assessments of the management of CME as to, among other things, (i) the potential impact on CME of certain market, cyclical, seasonal, competitive and other trends and developments in and prospects for, and governmental, regulatory and legislative policies and matters relating to or otherwise affecting, the media, internet and technology industries, (ii) the technology and intellectual property of CME (including the validity and associated risks thereof), and (iii) existing and future contracts, agreements and arrangements relating to, and the ability to attract, retain and/or replace key employees, vendors, customers, advertisers, strategic partners and other commercial relationships of, CME. We have assumed, with your consent, that there will be no developments with respect to any such matters that would be meaningful in any respect to our analyses or opinion.

Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect the conclusion expressed in this opinion and that we assume no responsibility for advising any person of any change in any matter affecting this opinion or for updating or revising our opinion based on circumstances or events occurring after the date hereof. As you are aware, the credit, financial and stock markets, and the industry in which CME operates, have experienced and continue to experience volatility and we express no opinion or view as to any potential effects of such volatility on CME or the Merger.

It is understood that this opinion is intended for the benefit and use of the Special Committee (in its capacity as such) and the Board (in its capacity as such) in connection with its evaluation of the Merger Consideration from a financial point of view. This opinion does not constitute a recommendation as to the course of action that CME (or the Special Committee or the Board) should pursue in connection with the Merger or otherwise address the merits of the underlying decision by CME to engage in the Merger, including in comparison to other strategies or transactions that might be available to CME or which CME might engage in or consider. This opinion does not constitute advice or a recommendation to any shareholder as to how such shareholder should vote or act on any matter relating to the Merger or otherwise. We do not express any opinion as to the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation or other consideration payable to any officers, directors or employees of any party to the Merger or any related entities, or any class of such persons or any other party, relative to the Merger Consideration or otherwise. We do not address and express no view as to the consideration payable to holders of the Class B Common Stock or the Preferred Stock and we express no view as to the relative amounts to be paid to any class of capital stock of CME. We are not expressing any opinion as to the price at which Class A Common Stock (or any other securities) may trade or otherwise be transferable at any time.

In addition, we do not express any opinion or view as to any tax or other consequences that might result from the Merger or otherwise, nor do we express any opinion or view as to, and we have relied, at your direction, upon the assessments of representatives of CME regarding, legal, regulatory, accounting, tax and similar matters relating to CME and the Merger, including, without limitation, changes in, or the impact of, tax or other laws, regulations and governmental and legislative policies affecting CME or the Merger, as to which we understand CME obtained such advice as it deemed necessary from qualified professionals. We have assumed, with your consent, that the Merger will be consummated in accordance with its terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, waivers, decrees and agreements for the Merger, no delay, limitation, restriction or condition, including any divestiture or other requirements or remedies, amendments or modifications, will be imposed or occur that would be meaningful in any respect to our analyses or opinion. We also have assumed, with your consent, that the final executed Agreement will

The Special Committee and The Board of Directors
Central European Media Enterprises LTD
October 27, 2019

not differ from the execution version reviewed by us in any respect meaningful to our analyses or opinion. In addition, we have assumed that TV Bidco will obtain financing in accordance with the terms set forth in the Financing Documents.

Our opinion is limited to the fairness, from a financial point of view and as of the date hereof, of the Merger Consideration to be received by holders of Class A Common Stock, to the extent expressly specified herein, pursuant to the Agreement, without regard to individual circumstances of holders of Class A Common Stock that may distinguish such holders or the securities of CME held by such holders, and no opinion or view is expressed with respect to any consideration received in connection with the Merger by the holders of any other securities, creditors or other constituencies of any party. Our opinion does not address any other terms, aspects or implications of the Merger, including, without limitation, the form or structure of the Merger or any terms, aspects or implications of any fee funding arrangement or other arrangements, agreements or understandings entered into in connection with, related to or contemplated by the Merger or otherwise.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by holders of Class A Common Stock (other than CME, TV Bidco, Merger Sub, AT&T, each of their respective affiliates and the holders of applicable Dissenting Shares) pursuant to the Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Allen & Company LLC

ALLEN & COMPANY LLC

0

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

PROXY FOR SPECIAL GENERAL MEETING OF SHAREHOLDERS – FEBRUARY 27, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Michael Del Nin, Daniel Penn, Sarah Turnbull, Guy Cooper, Jennifer Panchaud and Robert Alexander, or any of them acting singly, with the power of substitution in any of them, as the proxies of the undersigned, and hereby authorizes them to represent and to vote as designated on the reverse side of this proxy card and with the same force and effect as the undersigned all shares of Class A Common Stock of Central European Media Enterprises Ltd. (the "Company") held of record by the undersigned on December 27, 2019 that the undersigned is entitled to vote at the Special General Meeting of Shareholders to be held at Citco (Bermuda) Limited, O'Hara House, 3 Bermudiana Road, Hamilton, HM 08, Bermuda, on February 27, 2020, at 10:00 a.m. and at any postponement or adjournment thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

This proxy, when properly executed, will be voted as directed. If no direction is indicated, the proxy will be voted (i) FOR the approval of the Agreement and Plan of Merger, dated as of October 27, 2019, by and among the Company, TV Bidco B.V. (“Parent”), and TV Bermuda Ltd. (“Merger Sub”), the statutory merger agreement required in accordance with Section 105 of the Companies 1981 Act of Bermuda, as amended, and the merger of Merger Sub with and into the Company, with the Company continuing as the surviving company of such merger and a wholly-owned subsidiary of Parent (the “Merger”), (ii) FOR the approval, on an advisory (non-binding) basis, of the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger, and (iii) FOR the approval of an adjournment of the Special General Meeting, if necessary or appropriate, to a later date or dates, to solicit additional proxies if there are insufficient votes to approve proposal 1 at the time of the Special General Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

1.1 14475

SPECIAL GENERAL MEETING OF SHAREHOLDERS OF

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

February 27, 2020

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